Catalyst Systematic Alpha Fund Class A: ATRAX Class C: ATRCX Class I: ATRFX
Catalyst Hedged Futures Strategy Fund Class A: HFXAX Class C: HFXCX Class I: HFXIX
Catalyst/Exceed Defined Risk Fund Class A: CLPAX Class C: CLPCX Class I: CLPFX
Catalyst/Exceed Defined Shield Fund Class A: SHIEX Class C: SHINX Class I: SHIIX
Catalyst Macro Strategy Fund Class A: MCXAX Class C: MCXCX Class I: MCXIX
Catalyst Multi-Strategy Fund Class A: ACXAX Class C: ACXCX Class I: ACXIX
Catalyst Hedged Commodity Strategy Fund Class A: CFHAX Class C: CFHCX Class I: CFHIX
Catalyst/Millburn Hedge Strategy Fund Class A: MBXAX Class C: MBXCX Class I: MBXIX

PROSPECTUS
NOVEMBER 1, 2018

This Prospectus provides important information about the Funds that you should know before investing. Please read it carefully and keep it for future reference.

Neither the Commodity Futures Trading Commission nor the Securities and Exchange Commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Beginning January 1, 2021, each Fund intends to meet its shareholder report delivery obligations by posting annual and semi-annual shareholder reports to the Funds’ website,

www.CatalystMF.com. Shareholders who wish to continue to receive paper copies of a Fund’s annual and semi-annual shareholder reports should contact the Fund at 1-866-447-4228.

TABLE OF CONTENTS

FUND SUMMARY: CATALYST SYSTEMATIC ALPHA FUND	3
FUND SUMMARY: CATALYST HEDGED FUTURES STRATEGY FUND	14
FUND SUMMARY: CATALYST/EXCEED DEFINED RISK FUND	20
FUND SUMMARY: CATALYST/EXCEED DEFINED SHIELD FUND	28
FUND SUMMARY: CATALYST MACRO STRATEGY FUND	37
FUND SUMMARY: CATALYST MULTI-STRATEGY FUND	47
FUND SUMMARY: CATALYST HEDGED COMMODITY STRATEGY FUND	55
FUND SUMMARY: CATALYST/MILLBURN HEDGE STRATEGY FUND	64
ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	76
HOW TO BUY SHARES	125
HOW TO REDEEM SHARES	132
VALUING THE FUNDS’ ASSETS	135
DIVIDENDS, DISTRIBUTIONS AND TAXES	136
MANAGEMENT OF THE FUNDS	136
FINANCIAL HIGHLIGHTS	145
APPENDIX A: INTERMEDIARY SPECIFIC SALES CHARGE REDUCTIONS AND WAIVERS	167
PRIVACY NOTICE	171
FOR MORE INFORMATION	163
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FUND SUMMARY: CATALYST SYSTEMATIC ALPHA FUND

Investment Objective: The Fund’s objective is long-term capital appreciation with low correlation to the U.S. equity market.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 125 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 62 and Waiver of Up-Front Sales Charge on Class A Shares on page 63.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%	1.50%	1.50%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses[1]	2.97%	2.97%	2.97%
Acquired Fund Fees and Expenses[1,2]	0.41%	0.41%	0.41%
Total Annual Fund Operating Expenses[1]	5.13%	5.88%	4.88%
Fee Waiver and/or Expense Reimbursement [1,3]	(2.70)%	(2.70)%	(2.70)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement [1,3]	2.43%	3.18%	2.18%

1 Estimated and restated for the current fiscal year.

2 Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

3 The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs; acquired fund fees and expenses; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes and, extraordinary expenses, such as regulatory inquiry and litigation expenses) at 2.02%, 2.77% and 1.77% for Class A shares, Class C shares and Class I shares, respectively, through October 31, 2019. This agreement may only be terminated by the Trust’s Board of Trustees on 60 days’ written notice to the Advisor and upon the termination of the Management Agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both: (i) the Fund’s expense limitation at the time such expenses were waived and (ii) the Fund’s current expense limitation at the time of recoupment.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then hold or redeem all of your shares at the end of those periods. The Example only accounts for the Fund’s expense limitation through its expiration period, October 31, 2019, and then depicts the Fund’s total annual expenses thereafter.

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The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Class I
1	$807	$321	$221
3	$1,798	$1,508	$1,226
5	$2,786	$2,674	$2,233
10	$5,244	$5,550	$4,761

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal period ended June 30, 2018 was 116% of the average value of its portfolio.

Principal Investment Strategies:

Under normal circumstances, the Fund seeks to provide a total return that exceeds the BNP Paribas Catalyst Systematic Alpha Index (the “Benchmark”). The Fund will seek excess return, after the impact of fees and expenses, above the Benchmark through (i) active management of a fixed income portfolio (“Fixed Income Component”) and (ii) by investing in securities that provide exposure to the Benchmark (“Benchmark Component”). The Fund will generally seek exposure to the Benchmark by investing in non-exchange-traded total return swap contracts that generate returns that track the Benchmark returns through a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). BNP Paribas (“BNP”) is the index sponsor and index calculation agent.

Benchmark Component

The Adviser executes the Benchmark Component of the Fund’s strategy by investing in a wholly-owned and controlled subsidiary (the “Subsidiary”). The Benchmark is an absolute return, multi-risk premia index that attempts to capture various sources of systematic risks embedded in the capital markets. Risk premia refers to sources of return for risks taken that are derived by accepting risks beyond those inherent in traditional broad market exposures, such as long-only broad-market equity and bond indexes, and are considered the building blocks of many non-linear and hedged investment strategies. Risk premia strategies utilize publicly traded instruments, tend to exhibit low correlation to equities and bonds as well as to one another, and have historically exhibited persistent positive returns over a variety of market environments and time horizons. The multi-risk premia strategy Benchmark seeks to generate absolute returns through risk-balanced exposure to carry, momentum and volatility risk premia across the equity, commodity, forex and fixed income markets and will synthetically invest in the components of the seven pre-existing BNP Paribas Risk Premia Indexes (BNP Paribas AIR US TR Index, BNP Paribas Dynamic Volatility Roll-Down US Index, BNP Paribas GALAXY G10 Excess Return USD Index, BNP Paribas AIR T-Note ER Index, BNP Paribas DR Alpha ex-Agriculture and Livestock Index, BNP Paribas Dynamic Pre-Roll Alpha ex-Agriculture and Livestock Target Volatility 3 Index, and BNP Paribas Multi-Asset Diversified vol 16 USD FX Hedged Future

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Index; collectively the “Underlying Indexes”), which consist of equity securities, securities with various interest rates, securities listed on foreign exchanges, currency forwards, and commodities.

•       Carry Risk Premium: Captures the tendency for higher yielding assets to outperform lower yielding assets over time. Typical Carry Risk Premium strategies include being long high carry assets and short low carry assets.

•       Volatility Risk Premium: Captures the behavioral tendency of markets to over exaggerate the probability of near-term market corrections. Typical Volatility Premium strategies include being short an asset’s expected end-of-day price standard deviation (implied volatility) and being long an asset’s realized end-of-day price standard deviation (realized volatility) over a specified period of time.

•       Momentum Risk Premium: Captures the tendency for assets that have performed well in recent past to continue to perform well, and assets that have performed poorly in the recent past to continue to perform poorly. Typical Momentum Risk Premium strategies include being long historically high performing assets and being short historically low performing assets.

The Benchmark uses a rules-based, risk-budget model to dynamically allocate across the various Underlying Indexes and is constructed using a hypothetical portfolio comprised of the Underlying Indexes (the “Daily Portfolio”) based on each Underlying Index’s 20-day and 60-day Historical Volatility, Volatility Budget, current Daily Portfolio value. The Benchmark’s exposure to each Underlying Index is determined daily and will be greater than or equal to 0%, and subject to the following Maximum Component Weightings or caps:

Underlying Index	Maximum Component Weighting
BNP Paribas Dynamic Volatility Roll-Down US Index	15.38%
BNP Paribas AIR US TR Index	9.62%
BNP Paribas GALAXY G10 Excess Return USD Index	13.46%
BNP Paribas AIR T-Note ER Index	9.62%
BNP Paribas DR Alpha ex-Agriculture and Livestock Index	13.46%
BNP Paribas Dynamic Pre-Roll Alpha ex-Agriculture and Livestock Target Volatility 3 Index	13.46%
BNP Paribas Multi-Asset Diversified vol 16 USD FX Hedged Future Index	25.00%

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The Benchmark will assign a higher weight to Underlying Indexes exhibiting near-term low volatility and a lower weight to Underlying Indexes exhibiting near-term high volatility in an attempt to maintain a balanced exposure to the risk embedded in each Carry, Momentum, and Volatility Risk Premia. The Benchmark may rebalance its exposure to the Underlying Indexes as frequently as daily to quickly adapt to various market conditions and risk levels.

Fixed Income Component

The Fixed Income Component of the portfolio invests directly and indirectly, through affiliated and unaffiliated funds, in fixed income securities. Fixed income securities include corporate bonds, government securities, asset backed securities, mortgage-backed securities (“MBS”) (including U.S. agency and non-agency residential MBS, commercial mortgage-backed securities (“CMBS”), and real estate investment trusts) and floating rate securities. The Fund may invest in securities of any credit quality (including “junk” bonds), effective maturity or average modified duration and may hold the securities of issuers located outside the US (including emerging markets).

Investments in Subsidiary – The Adviser executes a portion of the Fund’s strategy by investing up to 25% of its total assets in the Subsidiary. The Subsidiary invests the majority of its assets in a swap that seeks to track the Benchmark. The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis. The Subsidiary’s adviser complies with the Investment Advisers Act as required, with respect to its investment advisory contract as investment adviser to the Fund under the Investment Company Act of 1940, as revised.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Actively Managed Fund Risk. The Fund is actively managed and does not seek to replicate the performance of the Benchmark. As a result, the Fund’s performance will vary intentionally and perhaps significantly from that of the Benchmark.

Acquired Fund Risk. Because the Fund may invest in other investment companies, the value of your investment will fluctuate in response to the performance of the acquired funds. Investing in acquired funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the securities of the acquired funds.

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Affiliated Investment Company Risk. The Fund invests in affiliated underlying funds (the “Catalyst Advised Funds”), unaffiliated underlying funds, or a combination of both. The Advisor, therefore, is subject to conflicts of interest in allocating the Fund’s assets among the Underlying funds. The Advisor will receive more revenue to the extent it selects a Catalyst Advised Fund rather than an unaffiliated fund for inclusion in the Fund’s portfolio. In addition, the Advisor may have an incentive to allocate the Fund’s assets to those Catalyst Advised Funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other Catalyst Advised Funds.

Asset-Backed and Mortgage-Backed Security Risk. When the Fund invests in asset-backed securities the Fund is subject to the risk that, if the issuer fails to pay interest or repay principal, the assets backing these securities may not be sufficient to support payments on the securities. Mortgage-backed securities issued or guaranteed by private issuers are also known as “non-agency MBS”. Non-agency MBS generally are a greater credit risk than MBS issued by the U.S. government, and the market for non-agency MBS is smaller and may be less liquid that the market for government MBS.

Commodity Risk: Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

Credit Risk. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund’s total return. The Fund may invest in high-yield, high-risk securities, commonly called “junk bonds”, that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Credit risk may be substantial for the Fund.

Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the “old” currency worthless.

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Derivatives Risk: Even a small investment in derivatives (which include options, futures, forwards, and other transactions) may give rise to leverage risk (which can increase volatility and magnify the Fund’s potential for loss), counterparty risk (the risk that a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments), and can have a significant impact on the Fund’s performance. Derivatives are also subject to credit risk (the counterparty may default) and liquidity risk (the Fund may not be able to sell the security or otherwise exit the contract in a timely manner).

Emerging Market Risk: Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.

Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Foreign Securities Risk. Since the Fund’s investments may include ADRs and foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.

Hedging Risk. Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

Interest Rate Risk. Changes in short-term market interest rates will directly affect the yield on the shares of a fund whose investments are normally invested in floating rate debt. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag.

Junk Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn

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or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Leverage Risk: Using derivatives like futures and options to increase the Fund’s combined long and short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks, options or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Model and Data Risk. Like all quantitative analysis, the investment models utilized by the Benchmark carry the risk that the ranking system, valuation results and predictions might be based on one or more incorrect assumptions, insufficient historical data, inadequate design, or may not be suitable for the purpose intended. In addition, models may not perform as intended for many reasons including errors, omissions, imperfections or malfunctions. Because the use of models are usually based on data supplied by third parties, the success of the Benchmark’s use of such models is dependent on the accuracy and reliability of the supplied data. Historical data inputs may be subject to revision or corrections, which may diminish data reliability and quality of predictive results. Changing and unforeseen market dynamics could also lead to a decrease in the short-term or long-term effectiveness of a model. Models may lose their predictive validity and incorrectly forecast future market behavior and asset prices, leading to potential losses. No assurance can be given that a model will be successful under all or any market conditions.

Options Risk. There are risks associated with the sale and purchase of call and put options. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. As a seller (writer) of a put option or call option, the Fund will lose money if the value of the stock index futures falls below or rises above the respective option’s strike price.

Prepayment Risk. During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities usually accelerates. Prepayment may shorten the effective maturities of these securities, reducing their yield and market value, and the Fund may have to reinvest at a lower interest rate.

Real Estate Risk. The Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate. These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects.

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Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

Small and Mid-Capitalization Stock Risk. To the extent the Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks, including the risk that earnings and prospects of these companies are more volatile than larger companies. Smaller-sized companies may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures.

Swaps Risk. Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund's losses. The costs of investing in swaps will be indirectly paid by the Fund.

Tax Risk.  Certain of the Fund’s investment strategies, including transactions in total return swaps, may be subject to special tax rules, the effect of which may have adverse tax consequences for the Fund. By investing in commodities indirectly through the Subsidiary, the Fund intends to obtain exposure to the commodities markets within the U.S. federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.  The Subsidiary will, no less than annually, declare and distribute a dividend to the Fund, as the sole shareholder of the Subsidiary, in an amount approximately equal to the total amount of "Subpart F" income (as defined in Section 951 of the Internal Revenue Code of 1986, as amended (the “Code”) generated by or expected to be generated by the Subsidiary's investments during the fiscal year. If the Subsidiary were to fail to make sufficient dividend distributions to the Fund, all or a portion of the income from the Fund's investment in the Subsidiary might not be qualifying income, and the Fund might not qualify as a regulated investment company for one or more years.

Turnover Rate Risk: The Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Underlying Funds Risk. Because the Fund may invest in Underlying Funds, the value of your investment will fluctuate in response to the performance of the Underlying Funds. Investing in Underlying Funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the Underlying Funds. By investing in Underlying Funds, you will bear not only your proportionate share of the Fund’s expenses (including operating costs and investment advisory and administrative fees), but also, indirectly, similar expenses and charges of the Underlying Funds, including any contingent deferred sales charges and redemption charges. Finally, you may incur increased tax liabilities by investing in the Fund rather than directly in the Underlying Funds.

Wholly-Owned Subsidiary Risk.    By investing in the Subsidiary, the Fund is indirectly exposed to the commodities risks associated with the Subsidiary’s investments in commodity-related instruments. Shareholders of the Fund will indirectly be subject to the principal risks of

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the Subsidiary by virtue of the Fund’s investment in the Subsidiary. There can be no assurance that the Subsidiary’s investments will contribute to the Fund’s returns. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and could adversely affect the Fund, such as by reducing the Fund’s investment returns. The Fund and the Subsidiary are “commodity pools” under the U.S. Commodity Exchange Act, and the Adviser is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to the Fund and the Subsidiary and subject each to CFTC penalties if reporting was found to be deficient.

Performance:

The bar chart shown below provides an indication of the risks of investing in the Fund by showing the total return of its Class A shares for each full calendar year, and by showing how its average annual returns compare over time with those of a broad measure of market performance. Although Class C and Class I shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C shares would be different from Class A shares because Class C and Class I shares have different expenses than Class A shares. The table shows average annual total returns for Class A, Class C and Class I shares. Sales charges are reflected in the information shown below in the table, but the information shown in the bar chart does not reflect sales charges, and, if it did, returns would be lower. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 1-866-447-4228.

The Fund changed its strategy effective November 1, 2017. Performance information for periods prior to November 1, 2017 does not reflect the current investment strategy. In connection with the change in investment strategy, the Fund changed its name from the Catalyst Intelligent Alternative Fund to the Catalyst Systematic Alpha Fund.

Annual Total Returns

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During the period shown in the bar chart, the highest return for a quarter was 2.64% (quarter ended December 31, 2017), and the lowest return for a quarter was ((3.63)% (quarter ended December 31, 2016). The Fund’s Class A year-to-date return for the period ended September 30, 2018 was (7.40)%.

Average Annual Total Returns

(for the periods ended, December 31, 2017)

Class A	1 Year	Since inception (7/31/2014)
Return Before Taxes	(4.04)%	(2.03)%
Return After Taxes on Distributions	(4.04)%	(2.20)%
Return After Taxes on Distributions and Sale of Fund Shares	(2.29)%	(1.59)%
Class C
Return Before Taxes	0.85%	(1.13)%
Class I
Return Before Taxes	2.00%	(0.17)%
S&P 500 TR Index (reflects no deduction for fees, expenses or taxes)	21.83%	12.33%
BNP Paribas Catalyst Systematic Alpha Index (reflects no deduction for fees, expenses or taxes)*	22.06%	16.48%

* The BNP Paribas Catalyst Systematic Alpha Index (the “CSA Index”) was established on October 31, 2017. The index provider has produced historical returns for the CSA Index for periods prior to October 31, 2017 by applying the CSA Index methodology and protocols to historical market data.  While believed to be reliable, performance data prior to October 31, 2017, should be considered hypothetical.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for other share classes will vary.

The S&P 500 TR Index is the total return index. This index differs from the “S&P 500” price index in that it includes the contribution of dividends to total return.

Advisor: Catalyst Capital Advisors LLC (the “Advisor”) is the Fund’s investment advisor.

Portfolio Manager: David Miller, Senior Portfolio Manager of the Advisor, serves as the Fund’s Portfolio Manager. Mr. Miller has served the Fund in this capacity since 2015.

Purchase and Sale of Fund Shares: The minimum initial investment in all share classes of the Fund is $2,500 for regular and IRA accounts, and $100 for an automatic investment plan account. The minimum subsequent investment in all share classes of the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

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Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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FUND SUMMARY: CATALYST HEDGED FUTURES STRATEGY FUND

Investment Objective: The Fund’s objective is capital appreciation and capital preservation in all market conditions, with low volatility and low correlation to the US equity market.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 125 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 62 and Waiver of Up-Front Sales Charge on Class A Shares on page 63.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.75%	1.75%	1.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.26%	0.27%	0.27%
Interest and Dividend Expense	0.02%	0.02%	0.02%
Remaining Other Expenses	0.24%	0.25%	0.25%
Acquired Fund Fees and Expenses[1]	0.18%	0.18%	0.18%
Total Annual Fund Operating Expenses	2.44%	3.20%	2.20%

1 Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Class I
1	$808	$323	$223
3	$1,292	$986	$688
5	$1,801	$1,674	$1,180
10	$3,192	$3,503	$2,534

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Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2018 was 0% of the average value of its portfolio.

Principal Investment Strategies:

Under normal circumstances, the Fund invests, directly or indirectly through affiliated and unaffiliated funds, primarily in (i) long and short call and put options on Standard & Poor’s 500 Index (“S&P”) futures contracts and (ii) in cash, cash equivalents (including affiliated and unaffiliated money market funds), and other liquid investments (investment grade short and mid-term fixed income securities, including U.S. government securities and corporate bonds).

The Fund seeks to achieve its investment objective by buying and selling options and option spreads on stock index futures. By trading options and options spreads, the Fund seeks to profit in three ways: (1) volatility trading – market prices of options are highly dependent on anticipated volatility of the underlying stock indexes. The Fund may enter options positions intended to hedge or profit from either an increase or a decrease in stock index volatility; (2) trend following – under certain conditions, the Fund may enter options spreads that will profit from an established price trend. However, in general, the strategy does not depend on a prediction of equity market direction, and is intended to produce returns that are not correlated with equity market returns; and (3) premium collection - this technique yields profits as sold options’ value declines over time. Profit is captured when sold options are repurchased at a reduced value, or when they expire worthless, allowing retention of the original sales proceeds. The Fund may invest long or short in stock index futures as part of its hedging strategy. The Fund may also use stock index futures as part of an option closing transaction. For example, rather than close an option transaction by repurchasing a written call option, the Fund may use a long futures position to deliver against the option.

The Advisor places a strong focus on risk management that is intended to provide consistency of returns and to mitigate the extent of losses. Positions are entered on an ongoing basis across different option exercise prices and expiration months. Supported by options analysis software, the Advisor employs risk management procedures to adjust portfolio exposure as necessitated by changing market conditions.

The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance. In addition, active trading of options and other portfolio investments may lead to higher taxes if Fund shares are held in a taxable account.

Exchange-traded options on broad-based equity indices that trade on a national securities exchange registered with the SEC, or a domestic board of trade designated as a contract market by the Commodity Futures Trading Commission, generally qualify for treatment as “section 1256 contracts,” as defined in the Internal Revenue Code of 1986, as amended (the “Code”). Under the Code, capital gains and losses on “section 1256 contracts” are generally recognized annually based on a marking-to-market of open positions at tax year-end, with gains or losses

15

treated as 60% long-term and 40% short-term, regardless of holding period. The Fund intends to utilize primarily options that are “section 1256 contracts.”

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Acquired Fund Risk. Because the Fund may invest in other investment companies, the value of your investment will fluctuate in response to the performance of the acquired funds. Investing in acquired funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the securities of the acquired funds.

Affiliated Investment Company Risk. The Fund invests in affiliated underlying funds (the “Catalyst Advised Funds”), unaffiliated underlying funds, or a combination of both. The Advisor, therefore, is subject to conflicts of interest in allocating the Fund’s assets among the underlying funds. The Advisor will receive more revenue to the extent it selects a Catalyst Advised Fund rather than an unaffiliated fund for inclusion in the Fund’s portfolio. In addition, the Advisor may have an incentive to allocate the Fund’s assets to those Catalyst Advised Funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other Catalyst Advised Funds.

Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Futures Risk. The Fund’s use of stock index futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures

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contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

Hedging Risk. Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

Index Risk. If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.

Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular securities, options, and futures in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Options Risk. There are risks associated with the sale and purchase of call and put options. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. As a seller (writer) of a put option or call option, the Fund will lose money if the value of the stock index futures falls below or rises above the respective option’s strike price.

Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.

Turnover Risk: The Fund may have a high turnover of the securities held in its portfolio. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

U.S. Agency Securities Risk. The Fund may invest in U.S. government or agency obligations. Securities issued or guaranteed by federal agencies and U.S. government sponsored entities may or may not be backed by the full faith and credit of the U.S. government.

Performance:

The bar chart shown below provides an indication of the risks of investing in the Fund by showing the total return of its Class A shares for each full calendar year, and by showing how its

17

average annual returns compare over time with those of a broad measure of market performance. Class C shares and Class I shares would have similar annual returns to Class A shares because they are invested in the same portfolio of securities; however, the returns for Class C shares and Class I shares would be different from Class A shares because Class C shares and Class I shares have different expenses than Class A shares. The table shows average annual total returns for Class A, Class C and Class I shares. Sales charges are reflected in the information shown below in the table, but the information shown in the bar chart does not reflect sales charges, and, if it did, returns would be lower. The Fund acquired all of the assets and liabilities of Harbor Assets, LLC (the “Predecessor Fund”) in a tax-free reorganization on August 30, 2013. In connection with this acquisition, shares of the Predecessor Fund were exchanged for Class A shares of the Fund. The Fund’s investment objectives, policies and guidelines are, in all material respects, equivalent to the predecessor limited liability company’s investment objectives, policies and guidelines. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 1-866-447-4228.

Figures do not reflect sales charges. If they did, returns would be lower.

During the period shown in the bar chart, the highest return for a quarter was 25.81% (quarter ended December 31, 2008), and the lowest return for a quarter was (16.96)% (quarter ended March 31, 2017). The year-to-date return for the period ended September 30, 2018 was (1.75)%.

Average Annual Total Returns
(For periods ended December 31, 2017)

	1 Year	5 Years*	10 Years*
Class A
Return Before Taxes	(27.16)%	(2.85)%	7.60%
Return After Taxes on Distributions**	(27.16)%	(3.53)%	7.22%
Return After Taxes on Distributions and Sale of Fund Shares**	(15.37)%	(2.17)%	6.17%
S&P 500 Total Return Index	21.83%	15.79%	8.50%
	1 Year	5 Years*	Since Inception (8/30/13)*
Class C
Return Before Taxes	(23.37)%	N/A	(2.91)%
Class I
Return Before Taxes	(22.64)%	N/A	(1.98)%
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S&P 500 Total Return Index	21.83%	15.79%	14.40%

* Includes the effect of performance fees paid by the investors of the predecessor fund and the effect of the Fund’s maximum sales load.

** After Tax Returns for Class A shares are for the period beginning August 30, 2013. As a result of the different tax treatment of the Predecessor Fund, we are unable to show the after-tax returns for the Predecessor Fund. The Predecessor Fund did not have a distribution policy. It was an unregistered limited liability company, did not qualify as a regulated investment company for federal income tax purposes and it did not pay dividends and distributions.

After-tax returns for the Fund are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other share classes will vary.

Advisor: Catalyst Capital Advisors LLC (“Catalyst” or “Advisor”) is the Fund’s investment advisor.

Portfolio Manager: Edward S. Walczak, a Portfolio Manager of the Advisor, serves as the Fund’s Portfolio Manager. Mr. Walczak has served the Fund in this capacity since the predecessor limited liability company commenced operations in 2005.

Purchase and Sale of Fund Shares: The minimum initial investment in each share class of the Fund is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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FUND SUMMARY: CATALYST/EXCEED DEFINED RISK FUND

Investment Objective: The Fund’s objective is capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 125 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 62 and Waiver of Up-Front Sales Charge on Class A Shares on page 63.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	1.19%	1.22%	1.18%
Interest/Dividend Expense	0.01%	0.01%	0.01%
Remaining Other Expenses	1.18%	1.21%	1.17%
Acquired Fund Fees and Expenses[1]	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses	2.72%	3.50%	2.46%
Fee Waiver and Reimbursement [2]	(1.15)%	(1.18)%	(1.14)%
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement [2]	1.57%	2.32%	1.32%

1Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

2 The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes and, extraordinary expenses, such as regulatory inquiry and litigation expenses) at 1.53%, 2.28% and 1.28% for Class A shares, Class C shares and Class I shares, respectively, through October 31, 2019. This agreement may only be terminated by the Trust’s Board of Trustees on 60 days’ written notice to the Advisor and upon the termination of the Management Agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both: (i) the Fund’s expense limitation at the time such expenses were waived and (ii) the Fund’s current expense limitation at the time of recoupment.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then hold or redeem all of your shares at the end of those periods. The Example only accounts for the Fund’s expense limitation through its expiration period, October 31, 2019, and then depicts the Fund’s total annual expenses thereafter.

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The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Class I
1	$726	$235	$134
3	$1,268	$965	$658
5	$1,835	$1,716	$1,208
10	$3,371	$3,696	$2,710

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the period ended June 30, 2018 was 177% of the average value of its portfolio.

Principal Investment Strategies:

Under normal circumstances, the Fund seeks to track the Nasdaq Exceed Defined Hedge Index (“EXHEDG Index”) by investing directly or indirectly in the components of the EXHEDG Index. In seeking to track the EXHEDG Index, the Fund seeks to provide an investment vehicle with a risk/reward profile in which the risks of an investment in the Fund are, in the Advisor's opinion, limited, and the potential rewards are enhanced but capped. The EXHEDG Index is comprised of short to medium term investment grade fixed-income securities and exchange-traded put and call options on ETFs that track the S&P 500 (“SPDRs”). The EXHEDG Index is intended to provide returns that are correlated with, but less volatile than, those of the S&P 500 Index (“S&P 500”). The EXHEDG Index seeks to mitigate losses when the S&P 500 declines and obtain exposure of 150% to gains in the S&P 500 (i.e., obtain investment exposure that exceeds the amount of the Fund's assets); however, the EXHEDG Index will also limit its participation in such gains.

Exceed Indexes, LLC (a wholly owned subsidiary of Exceed Investments, LLC) is the index provider for the EXHEDG Index. A portfolio manager of the Fund is also an owner and the Chief Executive Officer of Exceed Investments, LLC. The EXHEDG Index has a fixed income component and equity component. The EXHEDG Index is generally weighted about 90% fixed income and 10% equity.

The fixed income component consists of domestic short to medium term (3 years or less), investment grade, fixed coupon, senior or subordinated corporate bonds with a typical maturity of 3 years or less and a par value of at least $250 million that are registered securities or restricted securities sold pursuant to Rule 144A of the Securities Act of 1933 with registration rights. The fixed income component is reconstituted and rebalanced on a monthly basis. There will typically be approximately 750 – 1250 fixed income securities in the EXHEDG Index. The fixed income securities are market value weighted within the portion of the EXHEDG Index allocated to the fixed income component.

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The equity component consists of listed equity options. The equity component is reconstituted upon the expiration of the options included in the EXHEDG Index as of its last reconstitution This reconstitution occurs approximately quarterly. There will typically be approximately 10 – 50 equity options in the EXHEDG Index. Options selected for the equity component generally have a duration of approximately one year. The put options are selected to target a shielding of the first 10% loss of the S&P 500 as measured on the date of the most recent reconstitution. Shielding potential loss is accomplished by selling a put option that is 10% below the current S&P so that when the option expires, if the S&P 500 is down less than 10%, the put option will expire worthless and there will be no loss to the Fund. However, if the S&P is down more than 10% from the time of reconstitution, the put will result in a corresponding loss above the initial 10% drop. The strike price of the option is calculated by multiplying the current price of the S&P 500 by 90% and using a single put option to equate to the calculated strike price. If a single put option does not have a strike price equal to the calculated strike price, the put with a strike price immediately above and the put with a strike price immediately below is used as a substitute. The call options are selected to target participation in the S&P 500 if the S&P 500 increases up to a maximum cap by selecting a long call whose strike price equals the current value of the S&P 500 and a short call whose strike price is above the current value of the S&P 500. If a single call option does not have a strike price of the needed value, the call with a strike price immediately above and the call with a strike price immediately below is used as a substitute. The call options will have a weighting of 1.5 relative to the put options. The put option weighting will be calculated by dividing the value of the expiring options included in the EXHEDG Index as of the last reconstitution by the value of the S&P 500 as of the same date.

Fixed-Income Securities. The Fund will either invest indirectly in the fixed-income securities in the EXHEDG Index by investing in ETFs that invest in such securities or employ a representative sampling strategy to invest directly in a subset of such securities, which in the aggregate exhibits the same yield, duration, and other characteristics of the fixed-income securities in the EXHEDG Index as a whole. To the extent that the Fund invests in ETFs, it may invest in ETFs that provide exposure to certain investment-grade fixed income securities in the EXHEDG Index.

Call Options. Call options allow the purchaser, for a premium, to “call” away a security from the seller of the option at a particular price, called the “strike price.” Normally, buyers call away securities at the strike price if their market price is greater than the strike price. The Fund purchases and sells call options on SPDRs. The Fund will engage in a “bull call spread” strategy. This strategy involves the purchase of call options at a specific strike price while also selling the same number of calls of the same asset and expiration date but at a higher strike price. The call spread allows the Fund to participate in increases in the S&P 500 above the purchase call strike price, up to a cap set by the price of the higher strike price call sold. The level of the cap will be affected by the timing of options purchases, sales or expirations, volatility and interest rates, among other factors and generally will be below 20% but may exceed this amount from time to time depending on the variables listed above.

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Put Options. Put options allow the purchaser, for a premium, to “put” a security to the seller of the option at a strike price. Normally, buyers put securities to options sellers at the strike price when the securities’ market price falls below the strike price. The Fund sells put options on SPDRs. The Fund sells put options that are intended to allow the Fund to mitigate losses when the S&P 500 declines by up to 10% during the term of the put option. The put options do not guard the Fund against S&P 500 losses of more than 10%, and only guard against losses during the terms of the put options. All other losses will be borne by the Fund and shareholders.

Under normal circumstances, the Fund may invest up to 20% of its assets in instruments not in the EXHEDG Index, including ETFs that provide exposure to fixed income securities that are not in the EXHEDG Index.

The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

Derivatives Risk. Even a small investment in derivatives (which include options) may give rise to leverage risk (which can increase volatility and magnify the Fund’s potential for loss), and can have a significant impact on the Fund’s performance. Derivatives are also subject to credit risk (the counterparty may default) and liquidity risk (the Fund may not be able to sell the security or otherwise exit the contract in a timely manner).

Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular

23

investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Leverage Risk: Using derivatives like futures and options to increase the Fund’s combined long and short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks, options or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Options Risk. There are risks associated with the sale and purchase of call and put options. As the buyer of a put option, the Fund assumes the risk of a rise in the market price of the underlying security above the exercise price of the option which will cause a loss of the premium paid for the option. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. As a seller (writer) of a put option, the Fund will lose money if the value of the security falls below the strike price.

Passive Investment Risk. The Fund is not actively managed and the Advisor will not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the EXHEDG Index or the selling of that security is otherwise required upon a rebalancing of the EXHEDG Index as addressed in the EXHEDG Index methodology.

Sampling Risk. The Fund’s use of a representative sampling approach, if used, could result in its holding a smaller number of securities than are in the EXHEDG Index. As a result, an adverse development with an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the EXHEDG Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the EXHEDG Index. Tracking error may occur because of imperfect correlation between the Fund’s holdings of portfolio securities and those in the EXHEDG Index, pricing differences, the Fund’s holding of cash, differences on timing of the accrual of dividends, changes to the Index or the need to meet various regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the EXHEDG Index does not.

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Turnover Risk: The Fund may have a high turnover of the securities held in its portfolio. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Underlying Fund Risk. Other investment companies including ETFs (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, but the sub-adviser expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in the Fund.

Performance:

The bar chart shown below provides an indication of the risks of investing in the Fund by showing the total return of its Class A shares for each full calendar year, and by showing how its average annual returns compare over time with those of a broad measure of market performance. Although Class C and Class I shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C and Class I shares would be different from Class A shares because Class C and Class I shares have different expenses than Class A shares. The table shows average annual total returns for Class A, Class C and Class I shares. Sales charges are reflected in the information shown below in the table, but the information shown in the bar chart does not reflect sales charges, and, if it did, returns would be lower. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. The Fund’s investment strategy changed on March 15, 2017. Prior to December 2016, the Fund had a different Portfolio Manager and, prior to March 15, 2017, the Fund was managed by a different sub-advisor with different investment strategies and policies. Updated performance information is available at no cost by calling 1-866-447-4228.

Annual Total Returns

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During the period shown in the bar chart, the highest return for a quarter was 11.65% (quarter ended December 31, 2014), and the lowest return for a quarter was (9.21)% (quarter ended September 30, 2015). The Fund’s Class A year-to-date return for the period ended September 30, 2018 was 5.54%.

Average Annual Total Returns
(for the periods ended December 31, 2017)

Class A	1 Year	Since inception (12/31/2013)
Return Before Taxes	1.97%	2.96%
Return After Taxes on Distributions	1.96%	1.15%
Return After Taxes on Distributions and Sale of Fund Shares	1.12%	1.47%
Class C
Return Before Taxes	7.41%	3.64%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	21.83%	11.98%
HFRXEH Equity Index (reflects no deduction for fees, expenses or taxes)	9.98%	2.19%
EXHEDG Index (reflects no deduction for fees, expenses or taxes)	11.75%	8.85%*
Class I		Since inception (6/6/2014)
Return Before Taxes	8.56%	3.36%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	21.83%	11.55%
HFRXEH Equity Index (reflects no deduction for fees, expenses or taxes)	9.98%	2.23%
EXHEDG Index (reflects no deduction for fees, expenses or taxes)	11.75%	8.85%*

* Inception date of EXHEDG Index is 9/15/14

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for other share classes will vary.

Advisor: Catalyst Capital Advisors LLC is the Fund’s investment advisor (the “Advisor”).

Sub-Advisor: Exceed Advisory LLC, serves as the Fund’s investment sub-advisor (the “Sub-Advisor”).

Portfolio Managers: Joseph Halpern, Chief Executive Officer and Portfolio Manager of the Sub-Advisor, is primarily responsible for the day-to-day management of the Fund. Mr. Halpern has served as the Fund’s Portfolio Manager since December 2016.

Purchase and Sale of Fund Shares: The minimum initial investment in each share class of the Fund is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic

26

investment plan account. The minimum subsequent investment in the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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FUND SUMMARY: CATALYST/EXCEED DEFINED SHIELD FUND

Investment Objective: The Fund seeks capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 125 and “Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers” and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 62 and Waiver of Up-Front Sales Charge on Class A Shares on page 63.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.64%	0.72%	0.62%
Acquired Fund Fees and Expenses[1]	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	2.15%	2.98%	1.88%
Fee Waiver and Reimbursement [2]	(0.66)%	(0.74)%	(0.64)%
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement [2]	1.49%	2.24%	1.24%

1 Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

2 The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes and, extraordinary expenses, such as regulatory inquiry and litigation expenses) at 1.48%, 2.23% and 1.23% for Class A shares, Class C shares and Class I shares, respectively, through October 31, 2019. This agreement may only be terminated by the Trust’s Board of Trustees on 60 days’ written notice to the Advisor and upon the termination of the Management Agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both: (i) the Fund’s expense limitation at the time such expenses were waived and (ii) the Fund’s current expense limitation at the time of recoupment.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then hold or redeem all of your shares at the end of those periods. The Example only accounts for the Fund’s expense limitation through its expiration period, October 31, 2019, and then depicts the Fund’s total annual expenses thereafter. The Example also assumes that your investment has a 5% return each year and that the Fund’s

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operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Class I
1	$718	$227	$126
3	$1,149	$852	$529
5	$1,606	$1,502	$957
10	$2,866	$3,247	$2,149

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2018 was 163% of the value of its portfolio.

Principal Investment Strategies:

Under normal market conditions, the Fund seeks to achieve its investment objective by investing a majority of its assets, directly or indirectly, in the components of the NASDAQ Exceed Defined Protection Index (“EXPROT Index”). The EXPROT Index is intended to provide investment returns that are correlated with, but less volatile than, those of the S&P 500 Index (“S&P 500”) and to allow an investment tracking the EXPROT Index to mitigate losses when the S&P 500 declines in exchange for accepting a limit on gains when the S&P 500 increases. Using a representative sampling approach to security selection, the Fund seeks to provide an investment vehicle with a risk/reward profile in which the risks of an investment are, in the Advisor's opinion, somewhat limited, as are the potential rewards. The Fund’s strategy aims to achieve capital appreciation over the long-term.

Exceed Indexes, LLC (a wholly owned subsidiary of Exceed Investments, LLC) is the index provider for the EXPROT Index. A portfolio manager of the Fund is also an owner and the Chief Executive Officer of Exceed Investments, LLC. The EXPROT Index has a fixed income component and equity component. The EXPROT Index is generally weighted about 90% fixed income and 10% equity.

The fixed income component consists of domestic short to medium term (3 years or less), investment grade, fixed coupon, senior or subordinated corporate bonds with a typical maturity of 3 years or less and a par value of at least $250 million that are registered securities or restricted securities sold pursuant to Rule 144A of the Securities Act of 1933 with registration rights. The fixed income component is reconstituted and rebalanced on a monthly basis. There will typically be approximately 750 – 1250 fixed income securities in the EXPROT Index. The fixed income securities are market value weighted within the portion of the EXPROT Index allocated to the fixed income component.

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The equity component consists of listed equity options. The equity component is reconstituted upon the expiration of the options included in the EXPROT Index as of its last reconstitution. This reconstitution occurs approximately quarterly. There will typically be approximately 15 – 75 equity options in the EXPROT Index. Options selected for the equity component generally have a duration of approximately one year. The call options are selected to target participation in the S&P 500 if the S&P 500 increases up to a maximum cap by selecting a long call whose strike price equals the current value of the S&P 500 and a short call whose strike price is above the current value of the S&P 500. If a single call option does not have a strike price of the needed value, the call with a strike price immediately above and the call with a strike price immediately below is used as a substitute. In this way, the Fund seeks to participate with the market up to the maximum cap. The put options are selected to target participation in the S&P 500 if the S&P 500 decreases down to a maximum floor of 12.5% by selecting a short put whose strike price equals the current value of the S&P 500 and a long put whose strike price is below the current value of the S&P 500. If a single put option does not have a strike price of the needed value, the put with a strike price immediately above and the put with a strike price immediately below is used as a substitute. In this way, the Fund seeks to participate with the market down to the maximum floor. However, there is no guarantee that the portfolio’s losses will be limited to the maximum floor. Both the call and put option weighting will be calculated by dividing the value of the expiring options included in the EXPROT Index as of the last reconstitution by the value of the S&P 500 as of the same date.

The objective of the call options is to provide market participation up to the maximum cap while the objective of the put options is to provide a floor to negative performance and thereby limit exposure in a materially bearish environment. However, there is no guarantee that this strategy will limit the portfolio's losses. The use of derivative instruments, like put and call options, may expose the Fund to leverage.

Fixed-Income Securities. The Fund will either invest indirectly in the fixed-income securities in the EXPROT Index by investing in ETFs that invest in such securities or employ a representative sampling strategy to invest directly in a subset of such securities, which in the aggregate seeks to match the same yield, duration, and other characteristics of the fixed-income securities in the EXPROT Index as a whole. To the extent that the Fund invests in ETFs, it may invest in excess of 20% of its assets in ETFs that provide exposure to certain investment-grade fixed income securities in the EXPROT Index.

Call Options. Call options allow the purchaser, for a premium, to “call” away a security from the seller of the option at a particular price, called the “strike price.” Normally, buyers call away securities at the strike price if their market price is greater than the strike price. The Fund purchases and sells call options on SPDRs. The Fund’s purchases and sales of call options result in “call spreads,” which are intended to allow the Fund to participate in increases in the S&P 500 up to approximately 15% during the terms of the call spreads.

Put Options. Put options allow the purchaser, for a premium, to “put” a security to the seller of the option at a strike price. Normally, buyers put securities to options sellers at the strike price when their market price falls below the strike price. The Fund purchases and sells put options on SPDRs. The Fund’s purchases and sales of put options result in “put spreads,” which are

30

intended to allow the Fund to mitigate losses when the S&P 500 declines by more than 12.5% during the terms of the put spreads. The put spreads do not guard the Fund against S&P 500 losses of less than 12.5%, and only seeks to guard against losses during the terms of the put spreads. All other losses will be borne by the Fund and shareholders. There is no guarantee that the put spreads will limit the portfolio’s losses to 12.5%.

Although the Fund’s strategy seeks to provide protection for large losses in the equity portion of the portfolio, an investor can still lose money on the fixed income portion such that the total loss in the portfolio as a whole could be more than the targeted 12.5%.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means it generally invests a greater portion of its assets in the securities of one or more issuers and may invest overall in a smaller number of issuers than a diversified fund.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Concentration Risk. The Fund may focus its investments in securities to a particular sector or type of securities to the extent the Index is similarly concentrated. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund's net asset value to fluctuate more than that of a fund that does not focus in a particular sector.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates,

31

inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.

Equity Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

Exchange Traded Fund Risk. Other investment companies including ETFs (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, but the sub-adviser expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in the Fund.

Fixed-Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Leverage Risk. Using leverage can magnify the Fund’s potential for gain or loss and; therefore, amplify the effects of market volatility on the Fund’s share price. Using derivatives can create leverage, which can amplify the effects of market volatility on the Fund's share price and make the Fund's returns more volatile.

Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks, options or other securities in which the Fund invests or sells short may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

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Market Events Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Non-Diversification Risk. Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Options Risk. There are risks associated with the Fund’s options strategy. This strategy involves the sale and purchase of call and put options. A seller (writer) of a call option will lose money if the underlying security on which the option was written increases in value to a level above the strike price of the sold option plus the premium received. Since there is no limit on how high a value of an entity can go, there is material risk in being short a call with no offsetting position. A seller (writer) of a put option will lose money if the underlying security on which the option was written decreases in value to a level below the strike price of the sold option less the premium received. The seller of a put option is limited to losing the difference between the strike price less premium received and $0 reflecting a full loss of all value for the underlying security. A seller of an option can be liquidated if the value of the underlying security advances enough in the case of a call option or declines enough in the case of a put option given there are no offsetting positions or enough capital to offset the unrealized losses. In a liquidation event, one should expect material realized losses.

A buyer of a call or put option risk the loss of the entire premium invested in the option. If the underlying security is not above the strike price at maturity of a call or not below the strike price at maturity of a put, the option will expire worthless.

Between maturity of an option and point of purchase or writing of an option, a number of market forces can significantly and adversely affect the value of said option inclusive of changes in volatility, interest rates, dividend rates and price of the underlying security.

Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. Options are also subject to leverage and volatility risk, liquidity risk, tracking risk, and sub-strategy risk among other risks.

Passive Management Risk. The Fund is not actively managed and the Advisor will not sell shares of an equity security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a rebalancing of the Index as addressed in the Index methodology.

Sampling Risk. The Fund’s use of a representative sampling approach, if used, could result in its holding a smaller number of securities than are in the EXPROT Index. As a result, an adverse development with an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the EXPROT Index. To the extent the assets in the Fund are smaller, these risks will be greater.

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Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of imperfect correlation between the Fund’s holdings of portfolio securities and those in the Index, pricing differences, the Fund’s holding of cash, differences on timing of the accrual of dividends, changes to the Index or the need to meet various regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.

Turnover Risk: The Fund may have a high turnover of the securities held in its portfolio. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

U.S. Agency Securities Risk. The Fund may invest in U.S. government or agency obligations. Securities issued or guaranteed by federal agencies and U.S. government sponsored entities may or may not be backed by the full faith and credit of the U.S. government

Performance:

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund.   The bar chart shows performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception.   Although Class A and Class C shares would have similar annual returns to Class I shares because the classes are invested in the same portfolio of securities, the returns for Class A shares and Class C shares would be lower than Class I shares because Class A and Class C shares have different expenses than Class I shares.  Performance information for Class C shares will be included after the share classes have been in operation for one complete calendar year. The performance table compares the performance of the Fund’s Class I and Class A shares over time to the performance of a broad-based market index.  You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.  The Fund acquired all of the assets and liabilities of Exceed Defined Shield Index Fund, a series of Forum Funds, (the “Predecessor Fund”) in a tax-free reorganization on September 1, 2017 (the “Reorganization”).  In connection with this Reorganization, shares of the Predecessor Fund’s Investor Shares and Institutional Shares were exchanged for Class A shares and Class I shares of the Fund, respectively.  The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The performance information set forth below for periods prior to September 1, 2017 reflects the historical performance of the Predecessor Fund shares. Neither Investor Class nor Institutional Class shares of the Predecessor Fund (reorganized into Class A and Class I shares of the Fund, respectively) charged a sales load and, therefore, the impact of a sales load is not reflected in the Predecessor Fund returns. Additionally, because the 1 Year Average Annual Total Returns assume investment in the Fund on December 31, 2016, which was prior to the Reorganization, the impact of a sales load is not reflected in the performance information provided. Updated performance information will be available at no cost by calling 1-866-447-4228.

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Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 4.32% (quarter ended December 31, 2017), and the lowest return for a quarter was (0.51)% (quarter ended March 31, 2016). The Fund’s Class I year-to-date return for the period ended September 30, 2018 was 6.76%.

Average Annual Total Returns
(for the periods ended December 31, 2017)

Class I	1 Year	Since inception (4/14/2015)
Return Before Taxes	14.09%	6.29%
Return After Taxes on Distributions	7.76%	3.93%
Return After Taxes on Distributions and Sale of Fund Shares	7.98%	3.76%
Class A
Return Before Taxes	13.88%	6.02%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	21.83%	11.71%
EXPROT Index (reflects no deduction for fees, expenses or taxes)	16.05%	8.19%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class I shares. After-tax returns for other share classes will vary.

Advisor: Catalyst Capital Advisors LLC is the Fund’s investment advisor (the “Advisor”).

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Sub-Advisor: Exceed Advisory LLC, serves as the Fund’s investment sub-advisor (the “Sub-Advisor”).

Portfolio Managers: Joseph Halpern, Portfolio Manager of the Sub-Advisor, is primarily responsible for the day-to-day management of the Fund. Mr. Halpern has served the Fund in this capacity since the Fund’s inception.

Purchase and Sale of Fund Shares: The minimum initial investment in each share class of the Fund is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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FUND SUMMARY: CATALYST MACRO STRATEGY FUND

Investment Objective: The Fund's objective is long-term capital appreciation with low correlation to the U.S. equity markets.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 125 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 62 and Waiver of Up-Front Sales Charge on Class A Shares on page 63.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%	1.50%	1.50%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses[1]	1.02%	1.03%	1.02%
Interest Expense	0.07%	0.08%	0.07%
Remaining Other Expenses[1]	0.95%	0.95%	0.95%
Acquired Fund Fees and Expenses[2]	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses[1]	2.81%	3.57%	2.56%
Fee Waiver and/or Expense Reimbursement [1,3]	(0.72)%	(0.72)%	(0.72)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1,3]	2.09%	2.85%	1.84%

1Estimated and restated to reflect current expenses.

2Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

3 The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs, such as (a), interest and (b) dividends on securities sold short; taxes; and, extraordinary expenses, such as regulatory inquiry and litigation expenses) at 1.98%, 2.73% and 1.73% for Class A shares, Class C shares and Class I shares, respectively, through October 31, 2019. This agreement may only be terminated by the Trust’s Board of Trustees on 60 days’ written notice to the Advisor and upon the termination of the Management Agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both: (i) the Fund’s expense limitation at the time such expenses were waived and (ii) the Fund’s current expense limitation at the time of recoupment.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the

37

Fund for the time periods indicated, and then hold or redeem all of your shares at the end of those periods. The Example only accounts for the Fund’s expense limitation through its expiration period, October 31, 2019, and then depicts the Fund’s total annual expenses thereafter. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Class I
1	$775	$288	$187
3	$1,332	$1,028	$728
5	$1,914	$1,789	$1,296
10	$3,483	$3,789	$2,841

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2018 was 282% of the average value of its portfolio.

Principal Investment Strategies:

The Fund seeks to participate in market trends in equities, currencies, fixed income, commodities, and market volatility. The Fund’s Advisor identifies market trends by monitoring for fundamental changes in various asset classes and by monitoring asset class indices and futures for price trends. The Fund will make investments that the Fund’s Advisor believes offer a high probability of return. These investments include:

•	equity securities with market capitalizations over $200 million,
•	fixed income securities of any credit quality and duration including US Treasury securities, corporate bonds and foreign fixed income securities, including those of emerging markets,
•	exchange traded funds (“ETFs”), including leveraged or inverse ETFs,
•	individual stock, index or ETF options,
•	swaps, including non-exchange traded swaps,
•	structured notes
•	financial and commodity futures, and
•	other investment companies, including affiliated investment companies.

The Advisor takes advantage of market trends by implementing various strategies, which may include, but are not limited to: (1) market volatility mean revision, (2) roll yield capture, (3) leveraged ETF inefficiencies and (4) long-dated option inefficiencies.

The market volatility mean reversion strategy takes long and short positions in assets that reflect market volatility, including volatility-tracking ETFs, futures and swaps. Market volatility historically exhibits mean reverting properties. The economic theory of mean reversion

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contemplates that, historically, when the price of a mean reverting asset deviates from the average, the asset price typically moves back toward the average price in the short- or long-term future. For example, when market volatility spikes, it historically declines back to the long-term average level in the future. The Fund will take positions that profit from price changes in assets that reflect market volatility.

The roll yield capture strategy seeks to profit from the difference between futures prices and the market price (spot price) of a commodity. Roll yield is the gain or loss an investor in a futures contract experiences as the price of the futures contract converges toward the spot price at expiration. Certain commodity futures prices are usually higher or lower than the commodity spot price due to the dynamics between carry costs and supply/demand. The Fund will take long and short exposure to commodities through commodity-tracking ETFs and options on commodity-tracking ETFs, swaps, structured notes and commodity futures contracts.

The leveraged ETF inefficiency strategy seeks to profit from leveraged ETFs, which frequently fail to generate their target returns over long periods of time because of both the nature of compounding and path dependency (which means the nature of markets to not move in one direction in a straight line). For example, an investor who puts $100 into a two-times leveraged ETF realizes a gain of 20% ($20) if the index it tracks goes up 10 percent in one day. However, if the same index goes down 9.1% the next day to fall back to its starting point, the same investor will realize a loss of 18.2% ($21.84) and will end up with a loss of $1.84. The Advisor seeks to profit from declines in leveraged ETFs by taking short positions and implementing option strategies.

The long-dated option strategy seeks to exploit inefficiencies in option prices. Market prices of long-dated options are generally derived from models that fail to account for long-term trends and from assumptions that often fail to reflect reality, such as the difference between expected and actual asset price volatility. The Advisor believes that, over longer periods of time, these factors lead to market prices of options that do not reflect the fair value of the options. The Advisor seeks to profit by purchasing options that it believes to be too cheap and selling options that it believes to be too expensive.

The Fund will tactically allocate among strategies and individual securities using both fundamental and technical analysis to identify the relative strength of and trends in the Fund’s potential portfolio investments. Technical analysis includes an evaluation of momentum, trading volumes, option flows, seasonality and other proprietary technical indicators. The Fund may also focus on companies involved in corporate events such as spin-offs, share buybacks and corporate insider trading activity. The limited number of portfolio positions may cause the fund to be more volatile than the general equity market.

The Fund may or may not hedge its investments through the use of offsetting positions that historically exhibit a strong relationship. At times, the Fund may engage in significant short selling, and the Fund may engage in pairs trading (going long and short in securities whose performance is highly correlated). To the extent positions are not hedged, there is the risk that a position may experience a significant loss. There is no guarantee that a hedge will be effective for a number of reasons, including the possibility that securities deviate from their historical relationships. The Fund has no set holding period for any security and actively trades its

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portfolio investments, which may result in a high portfolio turnover rate. Securities are sold (or purchased back in the case of securities sold short) when they no longer meet the target risk return profile. The Fund attempts to control risk through various techniques including scaling in or out of positions, using position limits and using stop orders.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors. The Fund is intended for investors seeking an alternative source of capital appreciation. The Fund is not intended for those seeking safety of principal.

Investments in Subsidiary – The Adviser executes a portion of the Fund’s strategy by investing up to 25% of its total assets in a wholly-owned and controlled subsidiary (the "Subsidiary"). The Subsidiary invests the majority of its assets in swaps and commodity futures. The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis. The Subsidiary’s adviser complies with the Investment Advisers Act as required, with respect to its investment advisory contract as investment adviser to the Fund under the Investment Company Act of 1940, as revised.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Acquired Fund Risk. Because the Fund may invest in other investment companies, the value of your investment will fluctuate in response to the performance of the acquired funds. Investing in acquired funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the securities of the acquired funds.

Affiliated Investment Company Risk: The Fund invests in affiliated underlying funds (the “Catalyst Advised Funds”), unaffiliated underlying funds, or a combination of both. The Advisor, therefore, is subject to conflicts of interest in allocating the Fund’s assets among the underlying funds. The Advisor will receive more revenue to the extent it selects a Catalyst Advised Fund rather than an unaffiliated fund for inclusion in the Fund’s portfolio. In addition, the Advisor may have an incentive to allocate the Fund’s assets to those Catalyst Advised Funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other Catalyst Advised Funds.

Commodity Risk: The Fund’s exposure to the commodities futures markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, commodity-based notes may be affected by changes in overall

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market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Credit Risk. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund’s total return. The Fund may invest in high-yield, high-risk securities, commonly called “junk bonds”, that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

Derivatives Risk: Even a small investment in derivatives (which include options, futures and other transactions) may give rise to leverage risk (which can increase volatility and magnify the Fund’s potential for loss), and can have a significant impact on the Fund's performance. Derivatives are also subject to credit risk (the counterparty may default) and liquidity risk (the Fund may not be able to sell the security or otherwise exit the contract in a timely manner).

Emerging Market Risk:  Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights.  Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default.  Emerging market securities also tend to be less liquid.

Equity Security Risk. Common and preferred stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Warrants and rights may expire worthless if the price of a common stock is below the conversion price of the warrant or right. Convertible bonds may decline in value if the price of a common stock falls below the conversion price. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few

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minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the “old” currency worthless.

Foreign Securities Risk. Since the Fund’s investments may include ADRs and foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.

Futures Risk. The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

Hedging Risk. Hedging is a strategy in which the Fund uses options to offset the risks associated with other Fund holdings or takes a short position and a long position in the securities whose performance is highly correlated. There can be no assurance that the Fund's hedging strategy will fully reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

Inverse ETF Risk.  Investments in inverse ETFs will prevent the Fund from participating in market-wide or sector-wide gains and may not prove to be an effective hedge. During periods of increased volatility, inverse ETFs may not perform in the manner they are designed.

Junk Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

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Leveraged ETF Risk: Leveraged ETFs will amplify losses because they are designed to produce returns that are a multiple of the index to which they are linked. Most leveraged ETFs "reset" daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.

Leverage Risk: Using derivatives like futures and options to increase the Fund’s combined long and short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks, derivatives or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Non-diversification Risk. Because a relatively high percentage of a non-diversified Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Options Risk.  There are risks associated with the sale and purchase of call and put options.  As the seller (writer) of a covered call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price. The Fund’s written calls expose the Fund to potentially unlimited losses.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

Segregation Risk. In order to secure its obligations to cover its short positions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

Short Selling Risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons.

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Small and Mid-Capitalization Stock Risk. To the extent the Fund invests in the stocks of small and mid-sized companies, the Fund may be subject to additional risks, including the risk that earnings and prospects of these companies are more volatile than larger companies.

Structured Note Risk. Structured notes involve tracking risk, issuer default risk and may involve leverage risk.

Swaps Risk. Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund's losses. The costs of investing in swaps will be indirectly paid by the Fund.

Tax Risk.  Certain of the Fund’s investment strategies, including transactions in total return swaps, may be subject to special tax rules, the effect of which may have adverse tax consequences for the Fund. By investing in commodities indirectly through the Subsidiary, the Fund intends to obtain exposure to the commodities markets within the U.S. federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.  The Subsidiary will, no less than annually, declare and distribute a dividend to the Fund, as the sole shareholder of the Subsidiary, in an amount approximately equal to the total amount of "Subpart F" income (as defined in Section 951 of the Internal Revenue Code of 1986, as amended (the “Code”) generated by or expected to be generated by the Subsidiary's investments during the fiscal year. If the Subsidiary were to fail to make sufficient dividend distributions to the Fund, all or a portion of the income from the Fund's investment in the Subsidiary might not be qualifying income, and the Fund might not qualify as a regulated investment company for one or more years.

Turnover Rate Risk. The Fund may have portfolio turnover rates significantly in excess of 100% and may, at times, exceed 1,000%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Underlying Fund Risk. Other investment companies including mutual funds, ETFs and closed-end funds (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, but the sub-adviser expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in the Fund.

Volatility Risk. The Fund’s performance may be volatile, which means that the Fund’s performance may be subject to substantial short-term changes up or down.

Wholly-Owned Subsidiary Risk.    By investing in the Subsidiary, the Fund is indirectly exposed to the commodities risks associated with the Subsidiary’s investments in commodity-related instruments. Shareholders of the Fund will indirectly be subject to the principal risks of

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the Subsidiary by virtue of the Fund’s investment in the Subsidiary. There can be no assurance that the Subsidiary’s investments will contribute to the Fund’s returns. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and could adversely affect the Fund, such as by reducing the Fund’s investment returns. The Fund and the Subsidiary are “commodity pools” under the U.S. Commodity Exchange Act, and the Adviser is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to the Fund and the Subsidiary and subject each to CFTC penalties if reporting was found to be deficient.

Performance:

The bar chart shown below provides an indication of the risks of investing in the Fund by showing the total return of its Class A shares for each full calendar year, and by showing how its average annual returns compare over time with those of a broad measure of market performance. Although Class C and Class I shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C and Class I shares would be different from Class A shares because Class C and Class I shares have different expenses than Class A shares. The table shows average annual total returns for Class A, Class C and Class I shares. Sales charges are reflected in the information shown below in the table, but the information shown in the bar chart does not reflect sales charges, and, if it did, returns would be lower. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 1-866-447-4228.

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 19.77% (quarter ended March 31, 2015), and the lowest return for a quarter was (12.14)% (quarter ended March 31, 2016). The Fund’s Class A year-to-date return for the period ended September 30, 2018 was (29.44)%.

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Average Annual Total Returns

(for the periods ended, December 31, 2017)

Class A	1 Year	Since inception (3/11/2014)
Return Before Taxes	17.46%	2.88%
Return After Taxes on Distributions	17.46%	1.23%
Return After Taxes on Distributions and Sale of Fund Shares	9.88%	1.46%
Class C
Return Before Taxes	23.79%	3.86%
Class I
Return Before Taxes	24.97%	4.75%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	21.83%	12.19%
IQ Hedge Composite Beta Index (reflects no deduction for fees, expenses or taxes)	7.19%	2.84%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for other share classes will vary.

Advisor: Catalyst Capital Advisors LLC (the “Advisor”) is the Fund’s investment advisor.

Portfolio Manager: David Miller, Senior Portfolio Manager of the Advisor serves as the Fund's Portfolio Manager. Mr. Miller is primarily responsible for the day to day management of the Fund’s portfolio. Mr. Miller has served the Fund in this capacity since November 2014.

Purchase and Sale of Fund Shares: The minimum initial investment in all share classes of the Fund is $2,500 for regular and IRA accounts, and $100 for an automatic investment plan account. The minimum subsequent investment in all share classes of the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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FUND SUMMARY: CATALYST MULTI-STRATEGY FUND

Investment Objective: The Fund’s objective is long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 125 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 62 and Waiver of Up-Front Sales Charge on Class A Shares on page 63.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.75%	1.75%	1.75%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses[1]	1.39%	1.48%	1.41%
Acquired Fund Fees and Expenses[2]	0.17%	0.17%	0.17%
Total Annual Fund Operating Expenses[1]	3.56%	4.40%	3.33%
Fee Waiver and/or Expense Reimbursement[1,3]	(1.12)%	(1.21)%	(1.14)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1,3]	2.44%	3.19%	2.19%

1Estimated and restated for the current fiscal year.

2 Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

3The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs, such as (a), interest and (b) dividends on securities sold short; taxes and, extraordinary expenses, such as regulatory inquiry and litigation expenses) at 2.27%, 3.02% and 2.02% for Class A shares, Class C shares and Class I shares, respectively, through October 31, 2019. This agreement may only be terminated by the Trust's Board of Trustees on 60 days’ written notice to the Advisor and upon the termination of the Management Agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both: (i) the Fund’s expense limitation at the time such expenses were waived and (ii) the Fund’s current expense limitation at the time of recoupment.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then hold or redeem all of your shares at the end of those periods. The Example only accounts for the Fund’s expense limitation in place through its

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expiration period, October 31, 2019, and then depicts the Fund’s total annual expenses thereafter. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Class I
1	$808	$322	$222
3	$1,506	$1,223	$918
5	$2,225	$2,135	$1,638
10	$4,113	$4,464	$3,545

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2018 was 0% of the average value of its portfolio.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by (i) entering into both long and short positions in futures contracts primarily through its Subsidiary to gain exposure to the commodities market and (ii) holding, directly or indirectly through investment in affiliated and non-affiliated mutual funds and exchange traded funds (“ETFs”), cash, cash equivalents, and investment grade short-term fixed income securities primarily as collateral to these derivative positions. A long position is taken when the Fund purchases a commodity futures contract. A short position is taken when the Fund sells a commodity futures contract. Fixed income securities include corporate bonds, government securities, asset backed securities, mortgage-backed securities (“MBS”) (including U.S. agency and non-agency residential MBS, commercial mortgage-backed securities (“CMBS”), and real estate investment trusts) and floating rate securities. The Fund may invest, indirectly through mutual funds and ETFs, in collateralized loan obligations (“CLOs”), collateralized debt obligations (“CDOs”) and in below-investment grade asset-backed securities, subprime mortgages and MBS. The Fund may invest in securities of any credit quality (including “junk” bonds), effective maturity or average modified duration and may hold the securities of issuers located outside the US (including emerging markets). When the Fund invests in futures, it will primarily invest in futures contracts of domestic and developed foreign countries’ futures markets and will invest across multiple sectors of financial and commodity futures contracts and time frames. A futures contract is a contractual agreement to buy or sell a particular commodity or financial instrument at a pre-determined price in the future. Examples of sectors in which the Fund may invest from time to time include stock indices, currencies, interest rates, metals, energy, livestock, soft commodities (such as cocoa, coffee, cotton and sugar) and grains. Investment in these instruments may be made by the Fund directly or indirectly by investing through its Subsidiary (as described below) that invests in the instruments.

Caddo Capital Management, LLC (the “Trading Advisor”) makes investment decisions for the futures component of the Fund’s portfolio based on the results of its investment program (the “Investment Program”). The Investment Program is an absolute return strategy intended to

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capitalize on rising as well as declining price movements throughout the global financial industry and commodity markets. The Investment Program utilizes a multi-system approach that participates in long, intermediate and short-term time frames. Trades are initiated based on models. The Trading Advisor employs multiple unique trading models, which are applied to the multiple investment sub-strategies, namely, relative value, trend following, pattern recognition, machine learning (i.e., mathematical models that have the capability to adjust based on information received) and calendar spread strategies. In addition, the Investment Program emphasizes risk management and adheres to the following guidelines: (i) all positions are structured with mathematical limitations that are intended to anticipate all market scenarios; (ii) diversify across several markets and systems; (iii) place buy/sell orders to mitigate losses on holdings which may be adjusted on a daily basis in all markets; (iv) maintain low margin to equity ratios; and (v) focus primarily on research aimed at reducing drawdowns and protecting capital.

Investments in Subsidiary – The Adviser executes a portion of the Fund’s strategy by investing up to 25% of its total assets in a wholly-owned and controlled subsidiary (the “Subsidiary”). The Subsidiary invests the majority of its assets in commodities and other futures contracts. The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Acquired Fund Risk. Because the Fund may invest in other investment companies, the value of your investment will fluctuate in response to the performance of the acquired funds. Investing in acquired funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the securities of the acquired funds.

Affiliated Investment Company Risk. The Fund invests in affiliated underlying funds (the “Catalyst Advised Funds”), unaffiliated underlying funds, or a combination of both. The Advisor, therefore, is subject to conflicts of interest in allocating the Fund’s assets among the underlying funds. The Advisor will receive more revenue to the extent it selects a Catalyst Advised Fund rather than an unaffiliated fund for inclusion in the Fund’s portfolio. In addition, the Advisor may have an incentive to allocate the Fund’s assets to those Catalyst Advised Funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other Catalyst Advised Funds.

Asset-Backed and Mortgage-Backed Security Risk. When the Fund invests in asset-backed securities, the Fund is subject to the risk that, if the issuer fails to pay interest or repay principal,

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the assets backing these securities may not be sufficient to support payments on the securities. Mortgage-backed securities issued or guaranteed by private issuers are also known as “non-agency MBS”. Non-agency MBS generally are a greater credit risk than MBS issued by the U.S. government, and the market for non-agency MBS is smaller and may be less liquid that the market for government MBS.

Cash or Cash Equivalents Risk: At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

CDOs and CLOs Risk. CDOs and CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO and CLO securities as a class.

Commodity Risk: Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Credit Risk. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund’s total return. The Fund may invest in high-yield, high-risk securities, commonly called “junk bonds”, that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Credit risk may be substantial for the Fund. The price of a fixed income security tends to drop if the rating of the underlying issuer drops and the probability of the failure to pay principal and interest increases.

Derivatives Risk: Even a small investment in derivatives (which include options, futures and other transactions) may give rise to leverage risk (which can increase volatility and magnify the Fund’s potential for loss), and can have a significant impact on the Fund’s performance. Derivatives are also subject to credit risk (the counterparty may default) and liquidity risk (the Fund may not be able to sell the security or otherwise exit the contract in a timely manner).

Emerging Market Risk: Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.

ETFs Risk. Like an open-end investment company (mutual fund), the value of an ETF can fluctuate based on the prices of the securities owned by the ETF, and ETFs are also subject to the following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an

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active market for the ETF may not develop; and (iii) market trading in the ETF may be halted under certain circumstances.

Extension Risk. Refers to the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

Fixed-Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Foreign Currency Risk: Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

Foreign Exchanges Risk: A portion of the derivatives trades made by the Fund may take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

Futures Contract Risk: The successful use of futures contracts draws upon the Trading Advisor’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Trading Advisor’s inability to predict correctly the direction of securities

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prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Interest Rate Risk. Changes in short-term market interest rates will directly affect the yield on the shares of a fund whose investments are normally invested in floating rate debt. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag.

Junk Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Leverage Risk: Using derivatives like futures and options to increase the Fund’s combined long and short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Management Risk: The Adviser’s judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests may prove to be incorrect and may not produce the desired results.

Market Risk: Overall securities and derivatives market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Model and Data Risk. Like all quantitative analysis, the investment models utilized by the Sub-Advisor carry the risk that the ranking system, valuation results and predictions might be based on one or more incorrect assumptions, insufficient historical data, inadequate design, or may not be suitable for the purpose intended. In addition, models may not perform as intended for many reasons including errors, omissions, imperfections or malfunctions. Because the use of models are usually based on data supplied by third parties, the success of the Sub-Advisor’s use of such models is dependent on the accuracy and reliability of the supplied data. Historical data inputs may be subject to revision or corrections, which may diminish data reliability and quality of predictive results. Changing and unforeseen market dynamics could also lead to a decrease in the short-term or long-term effectiveness of a model. Models may lose their predictive validity and incorrectly forecast future market behavior and asset prices, leading to potential losses. No assurance can be given that a model will be successful under all or any market conditions.

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Mortgage-Backed Securities Risk. Mortgage-backed securities represent participating interests in pools of residential mortgage loans, some of which are guaranteed by the U.S. Government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by a Fund and not the purchase of shares of the Fund.

 Mortgage-backed securities do not have a fixed maturity and their expected maturities may vary when interest rates rise or fall. An increased rate of prepayments on the Fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the Fund as the Fund may be required to reinvest assets at a lower interest rate. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. The prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise. The liquidity of mortgage-backed securities may change over time. Subprime mortgages are riskier and potentially less liquid than other mortgage-backed securities.

New Trading Advisor Risk. The Trading Advisor has limited experience managing a futures component of a mutual fund. Mutual funds and their advisors are subject to restrictions and limitations imposed by the 1940 Act, as amended, and the Internal Revenue Code that do not apply to the Trading Advisor’s management of other types of individual and institutional accounts. As a result, investors do not have a long-term track record of managing a futures component of a mutual fund from which to judge the Trading Advisor and the Trading Advisor may not achieve the intended result in managing the futures component of the Fund.

Prepayment Risk. During periods of declining interest rates, prepayment of loans underlying fixed-income securities, including mortgage-backed and asset-backed securities usually accelerates. Prepayment may shorten the effective maturities of these securities, reducing their yield and market value, and the Fund may have to reinvest at a lower interest rate.

Real Estate and REIT Risk. The Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate. These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects. REITs are heavily dependent upon the management team and are subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. Subprime mortgages are riskier and potentially less liquid than other mortgage-backed securities.

Short Position Risk: The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which the Fund purchases an offsetting position. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the ability to accurately anticipate the future value of a security or instrument. The Fund’s losses are potentially unlimited in a short position transaction.

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Sovereign Debt Risk. The issuer of the foreign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. The market prices of sovereign debt, and the Fund’s net asset value, may be more volatile than prices of U.S. debt obligations and certain emerging markets may encounter difficulties in servicing their debt obligations.

Sub-Prime Mortgage Risk. Lower-quality notes, such as those considered "sub-prime", are more likely to default than those considered "prime" by a rating evaluation agency or service provider. An economic downturn or period of rising interest rates could adversely affect the market for sub-prime notes and reduce the Fund's ability to sell these securities. The lack of a liquid market for these securities could decrease the Fund's share price. Additionally, borrowers may seek bankruptcy protection which would delay resolution of security holder claims and may eliminate or materially reduce liquidity.

Tax Risk: By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.

Underlying Fund Risk. Other investment companies including mutual funds and ETFs (“Underlying Funds”) in which a Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, but the Advisor expects the principal investment risks of such Underlying Funds will be similar to the risks of investing in the Fund.

U.S. Agency Securities Risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. The Fund may be subject to such risk to the extent it invests in securities issued or guaranteed by federal agencies or authorities and U.S. government sponsored instrumentalities or enterprises.

Volatility Risk. The Fund’s performance may be volatile, which means that the Fund’s performance may be subject to substantial short term changes up or down.

Wholly-Owned Subsidiary Risk: The Subsidiary will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary. Shareholders of the Fund will indirectly be subject to the principal risks of the Subsidiary by virtue of the Fund’s investment in the Subsidiary. The Fund and the Subsidiary are “commodity pools” under the U.S. Commodity Exchange Act, and the Adviser is a “commodity pool operator” registered with and regulated by

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the Commodity Futures Trading Commission (“CFTC”). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to the Fund and the Subsidiary and subject each to CFTC penalties if reporting was found to be deficient.

Performance:

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception. Although Class A and C shares would have similar annual returns to Class I shares because the classes are invested in the same portfolio of securities, the returns for Class A and C shares would be different from Class I shares because Class A and C shares have different expenses than Class I shares. The performance table compares the performance of the Fund’s Class I, Class A and Class C shares over time to the performance of a broad-based market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. The Fund acquired all of the assets and liabilities of Auctos Global Diversified Fund, LLC (the “Predecessor Fund”) in a tax-free reorganization on or about August 14, 2015. In connection with this acquisition, shares of the Predecessor Fund were exchanged for Class I shares of the Fund. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund.

Figures do not reflect sales charges. If they did, returns would be lower.

During the period shown in the bar chart, the highest return for a quarter was 9.92% (quarter ended December 31. 2008), and the lowest return for a quarter was (12.57)% (quarter ended September 30, 2008). The Fund’s Class I year-to-date return for the period ended September 30, 2018 was (0.81)%.

Average Annual Total Returns

(for the periods ended, December 31, 2017)

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Class I	1 Year	5 Year	10 year
Return Before Taxes	1.65%	1.80%	3.82%
Return After Taxes on Distributions	1.65%	1.74%	3.79%
Return After Taxes on Distributions and Sale of Fund Shares	0.93%	1.36%	3.01%
BofA Merrill Lynch 3-Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.85%	0.27%	0.39%
Class A			Since inception (11/1/2007)
Return Before Taxes	(4.45)%	N/A	(4.45)%
Class C
Return Before Taxes	0.62%	N/A	(2.77)%
BofA Merrill Lynch 3-Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.85%	0.27%	0.51%

* Includes the effect of performance fees paid by the investors of the predecessor fund and the effect of the Fund’s maximum sales load.

** After Tax Returns for Class I shares are for the period beginning August 15, 2015. As a result of the different tax treatment of the Predecessor Fund, we are unable to show the after-tax returns for the Predecessor Fund. The Predecessor Fund did not have a distribution policy. It was an unregistered limited liability company, did not qualify as a regulated investment company for federal income tax purposes and it did not pay dividends and distributions.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class I shares. After-tax returns for other share classes will vary.

Advisor: Catalyst Capital Advisors LLC is the Fund’s investment advisor (the “Advisor”).

Trading Advisor: Caddo Capital Management, LLC is the Fund’s trading advisor (the “Trading Advisor”).

Portfolio Managers: Darren J. Kottle, Chief Investment Officer of the Trading Advisor, is responsible for the day to day management of the futures component of the Fund’s portfolio. Charles Ashley, Portfolio Manager of the Advisor, is primarily responsible for the day-to-day management of the cash, cash equivalents and fixed income portion of the Fund’s portfolio. Messrs. Kottle and Ashley have served the Fund as Portfolio Managers since January 2018 and April 2018, respectively.

Purchase and Sale of Fund Shares: The minimum initial investment in all share classes of the Fund is $2,500 for regular and IRA accounts, and $100 for an automatic investment plan account. The minimum subsequent investment in all share classes of the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to

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you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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FUND SUMMARY: CATALYST HEDGED COMMODITY STRATEGY FUND

Investment Objective: The Fund’s objective is capital appreciation uncorrelated to global equity or commodity markets.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 125 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 62 and Waiver of Up-Front Sales Charge on Class A Shares on page 63.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.75%	1.75%	1.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.33%	0.33%	0.33%
Acquired Fund Fees and Expenses[1]	0.30%	0.30%	0.30%
Total Annual Fund Operating Expenses	2.63%	3.38%	2.38%
Fee Waiver and Reimbursement [2]	(0.06)%	(0.06)%	(0.06)%
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement[2]	2.57%	3.32%	2.32%

1 Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

2 The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs, such as (a), interest and (b) dividends on securities sold short; taxes; and, extraordinary expenses, such as regulatory inquiry and litigation expenses) at 2.27%, 3.02% and 2.02% for Class A shares, Class C shares and Class I shares, respectively, through October 31, 2019. This agreement may only be terminated by the Trust's Board of Trustees on 60 days’ written notice to the Advisor and upon the termination of the Management Agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both: (i) the Fund’s expense limitation at the time such expenses were waived and (ii) the Fund’s current expense limitation at the time of recoupment.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then hold or redeem all of your shares at the end of those periods. The Example only accounts for the Fund’s expense limitation through its expiration period, October 31, 2019, and then depicts the Fund’s total annual expenses thereafter. The Example also assumes that your investment has a 5% return each year and that the Fund’s

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operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Class I
1	$820	$335	$235
3	$1,340	$1,033	$737
5	$1,885	$1,755	$1,265
10	$3,364	$3,663	$2,712

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2018 was 0% of the average value of its portfolio.

Principal Investment Strategies:

Under normal circumstances the Fund invests primarily in (i) call and put options on physical commodity futures contracts and (ii) directly or indirectly, through affiliated and unaffiliated funds, in cash and cash equivalents, including affiliated and unaffiliated money market funds, and other liquid investments (investment grade short and mid-term fixed income securities, including U.S. government securities and corporate bonds). The Fund may take long or short positions in the options. The Fund’s investments in options on futures contracts will be across various commodity sectors including, but not limited to, agricultural products, energy and metals. The Fund can also invest in options on commodity related (i) exchange traded products (“ETPs”), (ii) master limited partnerships (“MLPs”) and (iii) equities. Option positions will typically be held for under one year.

The Fund seeks to achieve its investment objective by buying and selling options and option spreads on commodity futures and futures on equity indexes. The Fund’s strategy aims to achieve capital appreciation over the long-term. Option spreads are a type of option that derives its value from the difference between the prices of two or more assets. By trading options and options spreads, the Fund seeks to profit in three ways: (1) volatility trading – market prices of options are highly dependent on anticipated volatility of the underlying commodity futures. The Fund will purchase or sell options positions intended to hedge or profit from either an increase or a decrease in commodity volatility; (2) trend following – under certain conditions, the Fund may purchase or sell positions that will profit from an established price trend; and (3) premium collection - this technique yields profits as sold options’ value decline over time. The Fund makes a profit when sold options are repurchased at a reduced value, or when they expire worthless, allowing retention of the original sales proceeds. The Fund may also supplement returns with dividend income. The strategy is intended to produce returns that are not highly positively correlated with global equity or commodity market returns. The Fund’s sector allocations are based on option volatility pricing, seasonal dynamics and technical indicators.

The Advisor places a strong focus on risk management that is intended to provide consistency of returns and to mitigate the extent of losses. Positions are entered on an on-going basis across

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different option exercise prices and expiration months. Supported by options analysis software, the Advisor employs risk management procedures to adjust portfolio exposure as necessitated by changing market conditions in order to attempt to hedge the Fund’s portfolio.

The Fund also seeks to achieve its investment objective by investing in loans to consumers, small- and mid-sized companies, and other borrowers originated through online platforms that provide a marketplace for lending (“Marketplace Loans”). These investments in Marketplace Loans will be made only indirectly through other investment companies, such as closed-end funds and private funds. These Marketplace Loans are generally not rated by the nationally recognized statistical rating organizations and could constitute a highly risky and speculative investment. The Marketplace Loans in which the Fund may invest may have varying degrees of credit risk and the Fund will not be restricted by any borrower credit criteria or credit risk limitation. Certain of the Fund’s investments may have legal or contractual restrictions on resale or are otherwise illiquid (“Illiquid Securities”). The Fund may invest up to 15% of the Fund’s net assets in these Illiquid Securities.

The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance. In addition, active trading of options and other portfolio investments may lead to higher taxes if Fund shares are held in a taxable account.

The Advisor executes a portion of the Fund’s strategy by investing up to 25% of its total assets in a wholly-owned and controlled subsidiary (the “Subsidiary”). The Subsidiary invests the majority of its assets in options on commodities futures contracts and short term treasuries. The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis.

Exchange-traded options on broad-based commodities that trade on a national securities exchange registered with the SEC, or a domestic board of trade designated as a contract market by the Commodity Futures Trading Commission, generally qualify for treatment as “section 1256 contracts,” as defined in the Internal Revenue Code of 1986, as amended (the “Code”). Under the Code, capital gains and losses on “section 1256 contracts” are generally recognized annually based on a marking-to-market of open positions at tax year-end, with gains or losses treated as 60% long-term and 40% short-term, regardless of holding period. The Fund intends to utilize primarily options that are “section 1256 contracts.”

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Acquired Fund Risk. Because the Fund may invest in other investment companies, the value of your investment will fluctuate in response to the performance of the acquired funds. Investing in

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acquired funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the securities of the acquired funds.

Affiliated Investment Company Risk. The Fund invests in affiliated underlying funds (the “Catalyst Advised Funds”), unaffiliated underlying funds, or a combination of both. The Advisor, therefore, is subject to conflicts of interest in allocating the Fund’s assets among the underlying funds. The Advisor will receive more revenue to the extent it selects a Catalyst Advised Fund rather than an unaffiliated fund for inclusion in the Fund’s portfolio. In addition, the Advisor may have an incentive to allocate the Fund’s assets to those Catalyst Advised Funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other Catalyst Advised Funds.

Cash or Cash Equivalents Risk: At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

Commodity Risk: Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Credit Risk. Issuers of debt securities and loans may not make scheduled interest and principal payments, resulting in losses to the Fund. In addition, the credit quality of securities held may be lowered if an issuer's financial condition changes.

The Fund is subject to the credit risk of the lending platform with respect to the notes it will purchase from the lending platform to the extent that the lending platform is unable or unwilling to fulfill its contractual obligations with respect to such notes. In addition the Fund is subject to the credit risk of the issuers of notes issued in connection with peer-to-business loans to the extent that the issuer is unable or unwilling to fulfill their contractual obligations with respect to such notes. If the issuer were to become subject to a bankruptcy or similar proceeding, the recovery, if any, of amounts due to the Fund would be substantially delayed in time and may be substantially less in amount than the principal and interest due and to become due on the loan.

Debt Securities Risk. When the Fund invests in debt securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of debt securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments.

Derivatives Risk: Even a small investment in derivatives (which include options, futures and other transactions) may give rise to leverage risk (which can increase volatility and magnify the

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Fund’s potential for loss), and can have a significant impact on the Fund’s performance. Derivatives are also subject to credit risk (the counterparty may default) and liquidity risk (the Fund may not be able to sell the security or otherwise exit the contract in a timely manner).

Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Futures Contract Risk: The successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

High Yield Risk. Lower-quality fixed income securities, known as "high yield" or "junk" bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund's share price.

Leverage Risk: Using derivatives like futures and options to increase the Fund’s combined long and short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Loan Risk. Loans listed on a lending platform may be unsecured obligations of the borrowers. Notes issued by lending platforms may also be unsecured obligations. Unsecured loans are not secured by any collateral, and they are not guaranteed or insured by any third party or backed by any governmental authority in any way. A lending platform and its designated third-party collection agency will, therefore, be limited in their ability to collect on

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borrower loans. Moreover, borrower loans are obligations of borrowers to the lending platform, not obligations to the Fund as a holder of the notes. The Fund will have no recourse to the borrower members and no ability to pursue borrowers to collect payments under borrower loans. The Fund may look only to the lending platform for payment of the notes. Furthermore, if a borrower fails to make any payments on the borrower loan corresponding to a note held by the Fund, the Fund will not receive any payments on such note. The Fund will not be able to pursue collection against the borrower and will not be able to obtain the identity of the borrower in order to contact the borrower about the defaulted borrower loan. In addition, in the unlikely event that the lending platform receives payments on a borrower loan after the final maturity date, the Fund will not receive corresponding payments on the note corresponding to such borrower loan.

Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular securities and derivatives (including options) in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Options Risk. There are risks associated with the sale and purchase of call and put options. As the seller (writer) of a covered call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. As a seller (writer) of a put option, the Fund will lose money if the value of the security falls below the strike price. If unhedged, a Fund’s written calls expose the Fund to potentially unlimited losses.

Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.

Tax Risk: By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments, including securities of Underlying Pools will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.

Turnover Risk: The Fund may have a high turnover of the securities held in its portfolio. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

U.S. Agency Securities Risk. The Fund may invest in U.S. government or agency obligations. Securities issued or guaranteed by federal agencies and U.S. government sponsored entities may or may not be backed by the full faith and credit of the U.S. government.

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Wholly-Owned Subsidiary Risk: The Subsidiary will not be registered under the Investment Company Act of 1940 (“1940 Act”) and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary. Shareholders of the Fund will indirectly be subject to the principal risks of the Subsidiary by virtue of the Fund’s investment in the Subsidiary. The Fund and the Subsidiary are “commodity pools” under the U.S. Commodity Exchange Act, and the Adviser is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to the Fund and the Subsidiary and subject each to CFTC penalties if reporting was found to be deficient.

Performance:

The bar chart shown below provides an indication of the risks of investing in the Fund by showing the total return of its Class A shares for each full calendar year, and by showing how its average annual returns compare over time with those of a broad measure of market performance. Although Class C and Class I shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C and Class I shares would be different from Class A shares because Class C and Class I shares have different expenses than Class A shares. The table shows average annual total returns for Class A, Class C and Class I shares. Sales charges are reflected in the information shown below in the table, but the information shown in the bar chart does not reflect sales charges, and, if it did, returns would be lower. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 1-866-447-4228.

Annual Total Returns

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During the period shown in the bar chart, the highest return for a quarter was 7.92% (quarter ended June 30, 2016), and the lowest return for a quarter was (6.37)% (quarter ended December 31, 2016). The Fund’s Class A year-to-date return for the period ended September 30, 2018 was (7.16)%.

Average Annual Total Returns

(for the periods ended, December 31, 2017)

Class A	1 Year	Since inception (9/30/2015)
Return Before Taxes	2.40%	2.97%
Return After Taxes on Distributions	1.75%	2.46%
Return After Taxes on Distributions and Sale of Fund Shares	1.35%	2.03%
Class C
Return Before Taxes	7.72%	4.92%
Class I
Return Before Taxes	8.80%	5.96%
Bloomberg Commodity Index (reflects no deduction for fees, expenses or taxes)	1.70%	0.76%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for other share classes will vary.

Advisor: Catalyst Capital Advisors LLC is the Fund’s investment advisor (the “Advisor”).

Portfolio Managers: Ed Walczak, Portfolio Manager of the Advisor, and Kimberly Rios, Portfolio Manager of the Advisor, serve as the Fund’s Portfolio Managers and are jointly and primarily responsible for the day to day management of the Fund’s portfolio. Mr. Walczak and Ms. Rios have served as Portfolio Managers of the Fund since the Fund commenced operations in 2015.

Purchase and Sale of Fund Shares: The minimum initial investment in each share class of the Fund is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

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Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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FUND SUMMARY: CATALYST/MILLBURN HEDGE STRATEGY FUND

Investment Objective: The Fund's investment objective is long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund's prospectus entitled How to Buy Shares on page 125 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund's Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 62 and Waiver of Up-Front Sales Charge on Class A Shares on page 63.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.75%	1.75%	1.75%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses[1]	0.15%	0.15%	0.15%
Acquired Fund Fees and Expenses[2]	0.10%	0.10%	0.10%
Total Annual Fund Operating Expenses	2.25%	3.00%	2.00%

1) The expenses of the Fund’s wholly-owned subsidiary are consolidated with those of the Fund and are not presented as a separate expense.

2) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Class I
1	$790	$303	$203
3	$1,238	$927	$627
5	$1,711	$1,577	$1,078
10	$3,011	$3,318	$2,327

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher

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transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2018 was 12% of the average value of its portfolio.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by investing in a portfolio comprised of (i) futures contracts, forward and spot contracts, and/or options on futures contracts on or related to the following sectors: currencies, interest rate instruments, stock indices, metals, energy and agricultural commodities, (the “Futures Component”) and (ii) equity exchange traded funds (“ETFs”), common stocks (the “Equity Component”), intended to capitalize on the non-correlated, long term historical performance of the equities and managed futures asset classes The Fund will also hold a large portion of its assets in cash, money market mutual funds (including affiliated money market funds), U.S. Treasury Securities, and other cash equivalents, some or all of which will serve as margin or collateral for the Fund’s investments.

Futures Component: The Futures Component of the Fund’s portfolio may hold long and short positions on futures contracts, forward contracts and options on futures contracts, and maintains cash and cash equivalents to be utilized as margin or collateral. The Fund will invest 30% to 70% of its assets in the Futures Component. The Futures Component of the Fund’s assets will be allocated among various asset classes including equity, fixed income, commodities and currencies. Investments may be made in domestic and foreign markets, including emerging markets. Investment in these instruments may be made by the Fund directly or indirectly by investing through its Subsidiary (as described below).

The Fund’s sub-advisor, Millburn Ridgefield Corporation (the “Sub-Advisor”), utilizes a set of proprietary trading systems, which were developed by the Sub-Advisor, to determine the Fund’s asset allocations. The trading systems generate buy or sell decisions in a particular market based on the analysis of technical market information (such as price, liquidity, and transaction costs) and/or non-price economic variables (such as economic statistics, interest rates, and supply/demand measures). The trading systems analyze these factors over a broad time spectrum that may range from several minutes to multiple years. The Sub-Advisor analyzes a number of additional factors in determining how the markets traded are allocated in the portfolio including, but not limited to: profitability of an asset class or market; liquidity of a particular market; professional judgement; desired diversification among markets and asset classes; transaction costs; exchange regulations and depth of market. Decisions whether to trade a particular market require the exercise of judgment. The decision not to trade certain markets for certain periods, or to reduce the size of a position in a particular market, may result at times in missing significant profit opportunities. The allocations are reviewed at least monthly, although changes may occur more or less frequently.

Equity Component. The Equity Component is intended to provide the Fund’s portfolio with long-term, strategic exposure to a number of U.S. and international liquid equity securities. The companies held by the Fund and the ETFs held by the Fund may be of any market capitalization, sector and geographic location (including emerging markets). The Fund will invest 30% to 70%

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of its assets in the Equity Component. The Fund’s Equity Component investments are taken on a relatively passive, long-only, “buy-and-hold” basis.

The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

Investments in Subsidiary – The Adviser executes a portion of the Fund’s strategy by investing up to 25% of its total assets in a wholly-owned and controlled subsidiary (the "Subsidiary").  The Subsidiary invests the majority of its assets in commodities and other futures contracts.  The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Affiliated Investment Company Risk. The Fund invests in affiliated money market funds (the “Catalyst Advised Funds”), unaffiliated money market funds, or a combination of both. The Advisor, therefore, is subject to conflicts of interest in allocating the Fund’s assets among the underlying funds. The Advisor will receive more revenue to the extent it selects a Catalyst Advised Fund rather than an unaffiliated fund for inclusion in the Fund’s portfolio. In addition, the Advisor may have an incentive to allocate the Fund’s assets to those Catalyst Advised Funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other Catalyst Advised Funds.

Cash or Cash Equivalents Risk: At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

Commodity Risk: Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

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Derivatives Risk: Even a small investment in derivatives (which include options, futures and other transactions) may give rise to leverage risk (which can increase volatility and magnify the Fund’s potential for loss), and can have a significant impact on the Fund's performance. Derivatives are also subject to credit risk (the counterparty may default) and liquidity risk (the Fund may not be able to sell the security or otherwise exit the contract in a timely manner).

Emerging Market Risk.  Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights.  Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default.  Emerging market securities also tend to be less liquid.

Equity Security Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.

Foreign Currency Risk: Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

Foreign Exchanges Risk: A portion of the derivatives trades made by the Fund may take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

Futures Contract Risk: The successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations.

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The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Leverage Risk: Using derivatives like futures and options to increase the Fund’s combined long and short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Management Risk: The Adviser's judgments about the attractiveness, value and potential appreciation of particular asset classes, securities and derivatives in which the Fund invests may prove to be incorrect and may not produce the desired results.

Market Risk: Overall securities and derivatives market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. When the value of the Fund's investments goes down, your investment in the Fund decreases in value and you could lose money.

Model and Data Risk. Like all quantitative analysis, the investment models utilized by the Sub-Advisor carry the risk that the ranking system, valuation results and predictions might be based on one or more incorrect assumptions, insufficient historical data, inadequate design, or may not be suitable for the purpose intended. In addition, models may not perform as intended for many reasons including errors, omissions, imperfections or malfunctions. Because the use of models are usually based on data supplied by third parties, the success of the Sub-Advisor’s use of such models is dependent on the accuracy and reliability of the supplied data. Historical data inputs may be subject to revision or corrections, which may diminish data reliability and quality of predictive results. Changing and unforeseen market dynamics could also lead to a decrease in the short-term or long-term effectiveness of a model. Models may lose their predictive validity and incorrectly forecast future market behavior and asset prices, leading to potential losses. No assurance can be given that a model will be successful under all or any market conditions.

Non-diversification Risk. Because a relatively high percentage of a non-diversified Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Options Risk.  There are risks associated with the sale and purchase of call and put options.  As the seller (writer) of a call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise

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option price.  Because they are unhedged, the Fund’s written calls expose the Fund to potentially unlimited losses.

Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.

Short Position Risk. The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which the Fund purchases an offsetting position. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the ability to accurately anticipate the future value of a security or instrument. The Fund's losses are potentially unlimited in a short position transaction.

Tax Risk. By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.

Underlying Fund Risk. Other investment companies including mutual funds and ETFs (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, but the sub-adviser expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in the Fund.

Wholly-Owned Subsidiary Risk: The Subsidiary will not be registered under the Investment Company Act of 1940 ("1940 Act") and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary. Shareholders of the Fund will indirectly be subject to the principal risks of the Subsidiary by virtue of the Fund’s investment in the Subsidiary. The Fund and the Subsidiary are “commodity pools” under the U.S. Commodity Exchange Act, and the Adviser is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to the Fund and the Subsidiary and subject each to CFTC penalties if reporting was found to be deficient.

Performance:

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund.   The bar chart shows performance of the

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Fund’s Class I shares for each full calendar year since the Fund’s inception.   Although Class A and C shares would have similar annual returns to Class I shares because the classes are invested in the same portfolio of securities, the returns for Class A and C shares would be different from Class I shares because Class A and C shares have different expenses than Class I shares.  Performance information for Class A and C shares will be included after the share classes have been in operation for one complete calendar year.   The performance table compares the performance of the Fund’s Class I. Class A and Class C shares over time to the performance of a broad-based market index.  You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.  The Fund acquired all of the assets and liabilities of Millburn Hedge Fund, L.P. (the “Predecessor Fund”) in a tax-free reorganization on December 28, 2015.  In connection with this acquisition, shares of the Predecessor Fund were exchanged for Class I shares of the Fund.  The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The performance information set forth below includes the historical performance of the Predecessor Fund.

Figures do not reflect sales charges. If they did, returns would be lower.

During the period shown in the bar chart, the highest return for a quarter was 11.29% (quarter ended December 31, 2010), and the lowest return for a quarter was (9.56)% (quarter ended September 30, 2011). The Fund’s Class I year-to-date return for the period ended September 30, 2018 was 2.62%.

Average Annual Total Returns

(For periods ended December 31, 2017)

	1 Year	5 Year	10 Year
Class I
Return Before Taxes	13.97%	11.25%	8.84%
Return After Taxes on Distributions	12.89%	10.88%	8.66%
Return After Taxes on Distributions and Sale of Fund Shares	8.41%	8.86%	7.20%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.85%	0.27%	0.39%
Credit Suisse Managed Futures Hedge Fund Index (reflects no deduction for fees, expenses or taxes)	3.29%	1.91%	2.41%
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S&P 500 Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%

Class A	1 Year	5 Year	Since Inception (12/28/15)
Return Before Taxes	7.14%	N/A	11.86%
Class C
Return Before Taxes	12.83%	N/A	14.35%

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.85%	0.27%	0.59%
Credit Suisse Managed Futures Hedge Fund Index (reflects no deduction for fees, expenses or taxes)	3.29%	1.91%	(3.28)%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	16.38%

* Includes the effect of performance fees paid by the investors of the predecessor limited liability partnership.

**After Tax Returns for Class I shares are for the period December 29, 2015 through December 31, 2017. As a result of the different tax treatment of the Predecessor Fund, we are unable to show the after-tax returns for the Predecessor Fund. The Predecessor Fund did not have a distribution policy. It was an unregistered limited liability partnership, did not qualify as a regulated investment company for federal income tax purposes and it did not pay dividends and distributions.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class I shares. After-tax returns for other share classes will vary.

Advisor: Catalyst Capital Advisors LLC is the Fund’s investment advisor (the “Advisor”).

Sub-Advisor: Millburn Ridgefield Corporation is the Fund's investment sub-advisor (“the Sub-Advisor”).

Portfolio Managers: Harvey Beker, Co-Chairman and a Director of the Sub-Advisor; George Crapple, Co-Chairman and a Director of the Sub-Advisor; Barry Goodman, Co-Chief Executive Officer and Executive Director of Trading of the Sub-Advisor; and Grant Smith, Co-Chief Executive Officer and Chief Investment Officer of the Sub-Advisor, are the Fund’s Portfolio Managers and are jointly and primarily responsible for the day to day management of the Fund's portfolio. They have served the Fund in this capacity since the Fund commenced operations in December 2015.

Purchase and Sale of Fund Shares: The minimum initial investment in all share classes of the Fund is $2,500 for regular and IRA accounts, and $100 for an automatic investment plan account. The minimum subsequent investment in all share classes of the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.

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Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVES

The investment objective of each Fund is non-fundamental and may be changed by the Board of Trustees without shareholder approval. If the Board decides to change a Fund’s investment objective, shareholders will be given 60 days’ advance notice.

Fund	Investment Objective
Catalyst Systematic Alpha Fund	The Fund’s investment objective is long-term capital appreciation with low correlation to the U.S. equity market.
Catalyst Hedged Futures Strategy Fund	The Fund’s investment objective is capital appreciation and capital preservation in all market conditions, with low volatility and low correlation to the US equity market.
Catalyst/Exceed Defined Risk Fund	The Fund’s investment objective is capital appreciation.
Catalyst/Exceed Defined Shield Fund	The Fund’s investment objective is capital appreciation.
Catalyst Macro Strategy Fund	The Fund’s investment objective is long-term capital appreciation with low correlation to the U.S. equity markets.
Catalyst Multi-Strategy Fund	The Fund’s investment objective is long-term capital appreciation.
Catalyst Hedged Commodity Strategy Fund	The Fund’s investment objective is capital appreciation uncorrelated to global equity or commodity markets.
Catalyst/Millburn Hedge Strategy Fund	The Fund's investment objective is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Each Fund’s main investment strategies are discussed in the Summary Section for the Fund and are the strategies that the Advisor and/or Sub-Advisor believes are most likely to be important in trying to achieve the Fund’s investment objective. You should note, however, that each Fund may use other non-principal strategies and invest in other securities not described in this prospectus, which are disclosed in detail in the Fund’s Statement of Additional Information (“SAI”). For a copy of the SAI please call toll free at 1-866-447-4228 or visit the Funds’ website at www.CatalystMF.com.

Catalyst Systematic Alpha Fund

Under normal circumstances, the Fund seeks to provide a total return that exceeds the Benchmark. The Fund will seek excess return, after the impact of fees and expenses, above the Benchmark through (i) active management of a fixed income portfolio (“Fixed Income Component”) and (ii) by investing in securities that provide exposure to the Benchmark (“Benchmark Component”). The Fund will generally seek exposure to the Benchmark by investing in non-exchange-traded total return swap contracts that generate returns that track the

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Benchmark returns through a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). BNP Paribas (“BNP”) is the index sponsor and index calculation agent.

Benchmark Component

The Advisor executes the Benchmark Component of the Fund’s strategy by investing in a wholly-owned and controlled subsidiary (the “Subsidiary”). The Benchmark is an absolute return, multi-risk premia index that attempts to capture various sources of systematic risks embedded in the capital markets. Risk premia refers to sources of return for risks taken that are derived by accepting risks beyond those inherent in traditional broad market exposures, such as long-only broad-market equity and bond indexes, and are considered the building blocks of many non-linear and hedged investment strategies. Risk premia strategies utilize publicly traded instruments, tend to exhibit low correlation to equities and bonds as well as to one another, and have historically exhibited persistent positive returns over a variety of market environments and time horizons. The multi-risk premia strategy Benchmark seeks to generate absolute returns through risk-balanced exposure to carry, momentum and volatility risk premia across the equity, commodity, forex and fixed income markets and will synthetically invest in the components of the seven pre-existing BNP Paribas Risk Premia Indexes (“Underlying Indexes”), which consist of equity securities, securities with various interest rates, securities listed on foreign exchanges, currency forwards, and commodities. The Underlying Indexes are: BNP Paribas AIR US TR Index (implements a delta-hedged short option strategy to generate performance based on the spread between the implied volatility and realized volatility of the S&P 500 Index), BNP Paribas Dynamic Volatility Roll-Down US Index (provides variable, short exposure to futures contracts on the CBOE Volatility Index (the “VIX Index“) with the aim of benefiting from any mean-reversion of futures contracts on the VIX Index), BNP Paribas GALAXY G10 Excess Return USD Index (provides exposure to a strategy which replicates the systematic execution of “Carry Trades”, via one-month foreign currency forward transactions deemed held to expiry, from a set of currencies. The currencies comprised in the Currency Baskets are the “G10 Currencies”: EUR, GBP, AUD, NZD, USD, CAD, CHF, NOK, SEK and JPY), BNP Paribas AIR T-Note ER Index (intended to appreciate when the implied volatility of the 10-Year US Treasury Note futures contract is greater than its realized volatility and depreciate when realized volatility is greater than implied volatility), BNP Paribas DR Alpha ex-Agriculture and Livestock Index (provides exposure to the outperformance of a basket of commodity indices that implement a rules-based Enhanced Roll strategy  compared to a basket of commodity indices that implement a Standard Roll strategy), BNP Paribas Dynamic Pre-Roll Alpha ex-Agriculture and Livestock Target Volatility 3 Index (generate performance from the difference in carry costs (the so-called “Carry Risk Premium”) between commodity futures contracts of different maturities, and the anticipated premium from selling the spread in prices of commodity futures contracts during the period prior to the their expiration, referred to as the “Pre-Roll Risk Premium”), and BNP Paribas Multi-Asset Diversified vol 16 USD FX Hedged Future Index (provides exposure to a diverse range of asset classes including government bond futures and equity futures, as well as commodity futures, and geographic regions based on momentum investing principles).

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•       Carry Risk Premium: Captures the tendency for higher yielding assets to outperform lower yielding assets over time. Typical Carry Risk Premium strategies include being long high carry assets and short low carry assets.

•       Volatility Risk Premium: Captures the behavioral tendency of markets to over exaggerate the probability of near-term market corrections. Typical Volatility Premium strategies include being short an asset’s expected end-of-day price standard deviation (implied volatility) and being long an asset’s realized end-of-day price standard deviation (realized volatility) over a specified period of time.

•       Momentum Risk Premium: Captures the tendency for assets that have performed well in recent past to continue to perform well, and assets that have performed poorly in the recent past to continue to perform poorly. Typical Momentum Risk Premium strategies include being long historically high performing assets and being short historically low performing assets.

The Benchmark uses a rules-based, risk-budget model to dynamically allocate across the various Underlying Indexes and is constructed using a hypothetical portfolio comprised of the Underlying Indexes (the “Daily Portfolio”) based on each Underlying Index’s 20-day and 60-day Historical Volatility, Volatility Budget, current Daily Portfolio value. The Benchmark’s exposure to each Underlying Index is determined daily and will be greater than or equal to 0%, and subject to the following Maximum Component Weightings or caps:

Underlying Index	Maximum Component Weighting
BNP Paribas Dynamic Volatility Roll-Down US Index	15.38%
BNP Paribas AIR US TR Index	9.62%
BNP Paribas GALAXY G10 Excess Return USD Index	13.46%
BNP Paribas AIR T-Note ER Index	9.62%
BNP Paribas DR Alpha ex-Agriculture and Livestock Index	13.46%
BNP Paribas Dynamic Pre-Roll Alpha ex-Agriculture and Livestock Target Volatility 3 Index	13.46%
BNP Paribas Multi-Asset Diversified vol 16 USD FX Hedged Future Index	25.00%

The Benchmark will assign a higher weight to Underlying Indexes exhibiting near-term low volatility and a lower weight to Underlying Indexes exhibiting near-term high volatility in an attempt to maintain a balanced exposure to the risk embedded in each Carry, Momentum, and Volatility Risk Premia. The Benchmark may rebalance its exposure to the Underlying Indexes as frequently as daily to quickly adapt to various market conditions and risk levels.

Fixed Income Component

The Fixed Income Component of the portfolio invests directly and indirectly, through affiliated and unaffiliated funds, in fixed income securities. Fixed income securities include corporate

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bonds, government securities, asset backed securities, mortgage-backed securities (“MBS”) (including U.S. agency and non-agency residential MBS, commercial mortgage-backed securities (“CMBS”), and real estate investment trusts and floating rate securities. The Fund may invest in securities of any credit quality (including “junk” bonds), effective maturity or average modified duration and may hold the securities of issuers located outside the US (including emerging markets).

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors.

Subsidiary

The Fund executes a portion of its strategy by investing up to 25% of its total assets in a wholly-owned and controlled Subsidiary. The Subsidiary invests the majority of its assets in commodities and other futures contracts and swaps subject to the same investment restrictions as the Fund, when viewed on a consolidated basis. The principal investment strategies and principal investment risks of the Subsidiary are also principal investment strategies and principal risks of the Fund and are reflected in this Prospectus. The financial statements of the Subsidiary are consolidated with those of the Fund. By investing in commodities indirectly through the Subsidiary, the Fund obtains exposure to the commodities markets within the federal tax requirements that apply to the Fund. Specifically, the Subsidiary provides the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Sub-chapter M requires, among other things, that at least 90% of the Fund’s income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). The Fund will make investments in certain commodity-linked derivatives through the Subsidiary because income from these derivatives is not treated as “qualifying income” for purposes of the 90% income requirement if the Fund invests in the derivative directly.

The Internal Revenue Service has issued a number of private letter rulings to other mutual funds (unrelated to the Fund), which indicate that certain income from a fund’s investment in a wholly-owned foreign subsidiary will constitute “qualifying income” for purposes of Subchapter M. The Fund does not have a private letter ruling. To satisfy the 90% income requirement, the Subsidiary will, no less than annually, declare and distribute a dividend to the Fund, as the sole shareholder of the Subsidiary, in an amount approximately equal to the total amount of “Subpart F” income (as defined in Section 951 of the Code) generated by or expected to be generated by the Subsidiary’s investments during the fiscal year. Such dividend distributions are “qualifying income” pursuant to Subchapter M (Section 851(b)) of the Code.

Because the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary. For that reason, references to the Fund may also include the Subsidiary.

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The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Fund. The Fund complies with the provisions of the 1940 Act governing investment policies, capital structure and leverage on an aggregate basis with the Subsidiary. In addition, the Subsidiary complies with the provisions of the 1940 Act relating to affiliated transactions and custody. The Fund’s custodian also serves as the custodian to the Subsidiary.

Investment advisers to the Subsidiary will also comply with the provisions of the 1940 Act regarding investment advisory contracts and are considered to be an investment adviser to the Fund under the 1940 Act.

Catalyst Hedged Futures Strategy Fund

Under normal circumstances, the Fund invests, directly or indirectly through affiliated and unaffiliated funds, primarily in (i) long and short call and put options on Standard & Poor’s 500 Index (“S&P”) futures contracts and (ii) in cash, cash equivalents (including affiliated and unaffiliated money market funds), and other liquid investments (investment grade short and mid-term fixed income securities, including U.S. government securities and corporate bonds).

The Fund seeks to achieve its investment objective by buying and selling options and option spreads on stock index futures. By trading options and options spreads, the Fund seeks to profit in three ways: (1) volatility trading – market prices of options are highly dependent on anticipated volatility of the underlying stock indexes. The Fund may enter options positions intended to hedge or profit from either an increase or a decrease in stock index volatility; (2) trend following – under certain conditions, the Fund may enter options spreads that will profit from an established price trend. However, in general, the strategy does not depend on a prediction of equity market direction, and is intended to produce returns that are not correlated with equity market returns; and (3) premium collection - this technique yields profits as sold options’ value declines over time. Profit is captured when sold options are repurchased at a reduced value, or when they expire worthless, allowing retention of the original sales proceeds. The Fund may invest long or short in stock index futures as part of its hedging strategy. The Fund may also use stock index futures as part of an option closing transaction.

The Fund uses an extensive historical database of stock index price movement to assist in determining high probability exercise prices at which to enter option spreads. In addition, the Fund employs various technical analyses including studies of price, volume, momentum and sentiment to further optimize position entries. The Fund regularly evaluates market volatility and other technical behavior and adapts the strategy’s entry, adjustment, and position sizing criteria to current market conditions. The Fund places a strong focus on risk management intended to provide consistency of returns and to mitigate the extent of losses. Positions are entered on a continuous basis across different option exercise prices and expiration months. Supported by sophisticated options analysis software, the Fund employs strict risk management procedures to adjust portfolio exposure as necessitated by changing market conditions.

The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance. In addition, active trading of options and other portfolio investments may lead to higher taxes if Fund shares are held in a taxable account.

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Exchange-traded options on broad-based equity indices that trade on a national securities exchange registered with the SEC or a domestic board of trade designated as a contract market by the Commodity Futures Trading Commission generally qualify for treatment as “section 1256 contracts,” as defined in the Internal Revenue Code of 1986, as amended (the “Code”). Under the Code, capital gains and losses on “section 1256 contracts” are generally recognized annually based on a marking-to-market of open positions at tax year-end, with gains or losses treated as 60% long-term and 40% short-term, regardless of holding period. The Fund intends to utilize primarily options that are “section 1256 contracts.”

Catalyst/Exceed Defined Risk Fund

Under normal circumstances, the Fund seeks to track the EXHEDG index by investing directly or indirectly in the components of the EXHEDG Index. In seeking to track the EXHEDG Index, the Fund seeks to provide an investment vehicle with a risk/reward profile in which the risks of an investment in the Fund are, in the Advisor's opinion, limited, and the potential rewards are enhanced but capped. The EXHEDG Index is comprised of short-term investment grade fixed-income securities and exchange-traded put and call options on SPDRs. The EXHEDG Index is intended to provide returns that are correlated with, but less volatile than, those of the S&P 500. The EXHEDG Index seeks to mitigate losses when the S&P 500 declines and obtain exposure of 150% to gains in the S&P 500 (i.e., obtain investment exposure that exceeds the amount of the Fund's assets); however, the EXHEDG Index will also limit its participation in such gains.

The EXHEDG Index replaces a portion of the put and call options in the EXHEDG Index approximately every quarter. By replacing certain options, the EXHEDG Index seeks to ensure that the EXHEDG Index’s various options expire at different times and at different strike prices, thereby continuously guarding against downturns and enhancing upswings up to a maximum gain. New options added to the EXHEDG Index will generally have a duration of one year. Twenty-five percent of the option positions are reconstituted and rebalanced approximately quarterly. Upon reconstituting an expiring position, expiring options are replaced by new options that are approximately one year in duration. The average duration of the options for the entire portfolio will vary between approximately 6 months and 7.5 months. At the time of reconstitution, the new options are expected to be one year in duration. The other three tranches of options are expected to be approximately 9 months, 6 months and 3 months, respectively. Immediately prior to a reconstitution the four existing tranches will have durations of approximately 9 months, 6 months, 3 months and one day. So the average duration of the portfolio will slowly move from 7.5 months to 6 months and then swing back to 7.5 months over the course of a quarter.

In addition, on a monthly basis, the EXHEDG Index is reconstituted, such that any fixed-income securities in the EXHEDG Index that have less than one month in duration or have declined below investment grade are replaced. The fixed income constituents of the EXHEDG Index will also be rebalanced monthly.

By tracking the EXHEDG Index, the Fund’s strategy may be considered “defined outcome” investing. The Advisor uses the term “defined outcome” investing to refer to a broad range of options-based strategies that seek to limit risk/reward exposure to pre-determined levels. “Defined outcome” investing seeks for an investment to participate in market returns and

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fluctuations within pre-determined ranges to provide a balance between the intended downside protection and the upside potential.

Examples of “defined outcome” vehicles (other than the Fund) include:

- Structured notes;

- Fixed index annuities; and

- Certain option portfolio strategies

The Fund may also be considered a “smart beta” strategy. The Advisor uses the term “smart beta” to refer to the broad range of investment strategies that offer exposure to major indexes, such as the S&P 500 Index, with the exposure modified in some way to achieve a preferred investment result, such as reduced risk, increased dividend yield, or leveraged exposure.

Fixed-Income Securities. The Fund will either invest indirectly in the fixed-income securities in the EXHEDG Index by investing in ETFs that invest in such securities or employ a representative sampling strategy to invest directly in a subset of the fixed-income securities, which in the aggregate exhibit the same yield, duration, and other characteristics of the fixed-income securities in the EXHEDG Index as a whole. Within its sampling strategy, the Advisor may undertake detailed credit analyses of the securities in the EXHEDG Index in an effort to best match index characteristics and limit tracking error. These fixed-income securities are short to medium term (3 years or less) investment grade corporate bonds, U.S. Treasuries and other U.S. Government securities with a typical maturity of 3 years or less. To the extent that the Fund invests in ETFs, it may invest in excess of 20% of its assets in ETFs that provide exposure to certain investment-grade fixed income securities in the EXHEDG Index.

Call Options. Call options allow the purchaser, for a premium, to “call” away a security from the seller of the option at a particular price, called the “strike price.” Normally, buyers call away securities at the strike price if their market price is greater than the strike price. The Fund purchases and sells call options on SPDRs. The Fund will engage in a “bull call spread” strategy. This strategy involves the purchase of call options at a specific strike price while also selling the same number of calls of the same asset and expiration date but at a higher strike price. The call spread allows the Fund to participate in increases in the S&P 500 above the purchase call strike price, up to a cap set by the price of the higher strike price call sold. The level of the cap will be affected by the timing of options purchases, sales or expirations, volatility and interest rates, among other factors and generally will be below 20% but may exceed this amount from time to time depending on the variables listed above.

Put Options. Put options allow the purchaser, for a premium, to “put” a security to the seller of the option at a strike price. Normally, buyers put securities to options sellers at the strike price when the securities’ market price falls below the strike price. The Fund purchases and sells put options on SPDRs. The Fund sells put options that are intended to allow the Fund to mitigate losses when the S&P 500 declines by up to 10% during the term of the put option. The put

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options do not guard the Fund against S&P 500 losses of more than 10%, and only guard against losses during the terms of the put options. All other losses will be borne by the Fund and shareholders.

On a daily basis, the Fund’s net asset value (exclusive of distributions and fees) is expected to fluctuate based on changes in the market value of the Fund’s fixed-income securities and options. The market value of the fixed-income securities should fluctuate based on changes in the credit rating of the securities’ issuers and interest rates among other variables. The market value of the options should fluctuate based on market volatility and their time to maturity among other variables.

Under normal circumstances, the Fund may also invest in instruments not in the EXHEDG Index, including ETFs that provide exposure to fixed income securities that are not in the EXHEDG Index. The Advisor intends to buy and sell securities that, while not components of the EXHEDG Index, seek to track the EXHEDG Index.

Catalyst/Exceed Defined Shield Fund

Under normal market conditions, the Fund seeks to achieve its investment objective by investing a majority of its assets, directly or indirectly, in the components of the NASDAQ Exceed Defined Protection Index (“EXPROT Index”). The EXPROT Index is intended to provide investment returns that are correlated with, but less volatile than, those of the S&P 500 Index (“S&P 500”) and to allow an investment tracking the EXPROT Index to mitigate losses when the S&P 500 declines in exchange for accepting a limit on gains when the S&P 500 increases. Using a representative sampling approach to security selection, the Fund seeks to provide an investment vehicle with a risk/reward profile in which the risks of an investment are, in the Advisor's opinion, somewhat limited, as are the potential rewards. The Fund’s strategy aims to achieve capital appreciation over the long-term.

The EXPROT Index replaces a portion of the put and call options in the EXPROT Index approximately every quarter. By replacing certain options, the EXPROT Index seeks to ensure that the EXPROT Index’s various options expire at different times and at different strike prices in an effort to adjust the exposure of the index relative to the current price of the S&P 500 and, thereby potentially guarding against downturns and enhancing upswings up to a maximum gain. New options added to the EXPROT Index will generally have a duration of one year. Approximately, twenty-five percent of the option positions are reconstituted and rebalanced approximately quarterly. Upon reconstituting an expiring position, expiring options are replaced by new options that are approximately one year in duration. The average duration of the options for the entire portfolio will vary between approximately 6 months and 7.5 months. At the time of reconstitution, the new options are expected to be one year in duration. The other three tranches of options are expected to be approximately 9 months, 6 months and 3 months, respectively. Immediately prior to a reconstitution the four existing tranches will have durations of approximately 9 months, 6 months, 3 months and one day. So the average duration of the portfolio will slowly move from 7.5 months to 6 months and then swing back to 7.5 months over the course of a quarter. The use of derivative instruments, like put and call options, may expose the Fund to leverage.

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In addition, on a monthly basis, the EXPROT Index is reconstituted, such that any fixed-income securities in the EXPROT Index that have less than one month in duration or have declined below investment grade are replaced. The fixed income constituents of the EXPROT Index will also be rebalanced monthly.

By tracking the EXPROT Index, the Fund’s strategy may be considered “defined outcome” investing. The Advisor uses the term “defined outcome” investing to refer to a broad range of options-based strategies that seek to limit risk/reward exposure to pre-determined levels. “Defined outcome” investing seeks for an investment to participate in market returns and fluctuations within pre-determined ranges to provide a balance between the intended downside protection and the upside potential. However, there is no guarantee that this strategy will limit the Fund's losses.

Examples of “defined outcome” vehicles (other than the Fund) include:

- Structured notes;

- Fixed index annuities; and

- Certain option portfolio strategies

The Fund may also be considered a “smart beta” strategy. The Advisor uses the term “smart beta” to refer to the broad range of investment strategies that offer exposure to major indexes, such as the S&P 500 Index, with the exposure modified in some way to achieve a preferred investment result, such as reduced risk, increased dividend yield, or leveraged exposure.

Fixed-Income Securities. The Fund will either invest indirectly in the fixed-income securities in the EXPROT Index by investing in ETFs that invest in such securities or employ a representative sampling strategy to invest directly in a subset of such securities, which in the aggregate seeks to match the same yield, duration, and other characteristics of the fixed-income securities in the EXPROT Index as a whole. To the extent that the Fund invests in ETFs, it may invest in excess of 20% of its assets in ETFs that provide exposure to certain investment-grade fixed income securities in the EXPROT Index.

Call Options. Call options allow the purchaser, for a premium, to “call” away a security from the seller of the option at a particular price, called the “strike price.” Normally, buyers call away securities at the strike price if their market price is greater than the strike price. The Fund purchases and sells call options on SPDRs. The Fund’s purchases and sales of call options result in “call spreads,” which are intended to allow the Fund to participate in increases in the S&P 500 up to approximately 15% during the terms of the call spreads.

Put Options. Put options allow the purchaser, for a premium, to “put” a security to the seller of the option at a strike price. Normally, buyers put securities to options sellers at the strike price when their market price falls below the strike price. The Fund purchases and sells put options on SPDRs. The Fund’s purchases and sales of put options result in “put spreads,” which are intended to allow the Fund to mitigate losses when the S&P 500 declines by more than 12.5% during the terms of the put spreads. The put spreads do not guard the Fund against S&P 500 losses of less than 12.5%, and only seeks to guard against losses during the terms of the put

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spreads. All other losses will be borne by the Fund and shareholders. There is no guarantee that the put spreads will limit the portfolio’s losses to 12.5%.

Although the Fund’s strategy seeks to provide protection for large losses in the equity portion of the portfolio, an investor can still lose money on the fixed income portion such that the total loss in the portfolio as a whole could be more than the targeted 12.5%.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means it generally invests a greater portion of its assets in the securities of one or more issuers and may invest overall in a smaller number of issuers than a diversified fund.

Catalyst Macro Strategy Fund

The Fund seeks to participate in market trends in equities, currencies, fixed income, commodities, and market volatility. The Fund’s Advisor identifies market trends by monitoring for fundamental changes in various asset classes and by monitoring asset class indices and futures for price trends. The Fund will make investments that the Advisor believes offer a high probability of return. These investments include:

•	equity securities with market capitalizations over $200 million,
•	fixed income securities of any credit quality and duration including US Treasury securities, corporate bonds and foreign fixed income securities, including those of emerging markets,
•	exchange traded funds (“ETFs”), including leveraged or inverse ETFs,
•	individual stock, index or ETF options,
•	swaps, including non-exchange traded swaps,
•	structured notes
•	financial and commodity futures, and
•	other investment companies, including affiliated investment companies.

The Advisor takes advantage of market trends by implementing various strategies, which may include, but are not limited to: (1) market volatility mean revision, (2) roll yield capture, (3) leveraged ETF inefficiencies and (4) long-dated option inefficiencies.

The market volatility mean reversion strategy takes long and short positions on volatility-tracking ETFs. Market volatility historically exhibits mean reverting properties. The economic theory of mean reversion contemplates that, historically, when the price of a mean reverting asset deviates from the average, the asset price typically moves back toward the average price in the short- or long-term future. For example, when market volatility spikes, it historically declines back to the long-term average level in the future. The Fund will take positions that profit from price changes in volatility-tracking ETFs.

The roll yield capture strategy seeks to profit from the difference between futures prices and the market price (spot price) of a commodity. Roll yield is the gain or loss an investor in a futures contract experiences as the price of the futures contract converges toward the spot price at expiration. Certain commodity futures prices are usually higher or lower than the commodity

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spot price due to the dynamics between carry costs and supply/demand. The Fund will take long and short exposure to commodities through commodity-tracking ETFs and options on commodity-tracking ETFs.

The leveraged ETF inefficiency strategy seeks to profit from leveraged ETFs, which frequently fail to generate their target returns over long periods of time because of both the nature of compounding and path dependency (which means the nature of markets to not move in one direction in a straight line). For example, an investor who puts $100 into a two-times leveraged ETF realizes a gain of 20% ($20) if the index it tracks goes up 10 percent in one day. However, if the same index goes down 9.1% the next day to fall back to its starting point, the same investor will realize a loss of 18.2% ($21.84) and will end up with a loss of $1.84. The Advisor seeks to profit from declines in leveraged ETFs by taking short positions and implementing option strategies.

The long-dated option strategy seeks to exploit inefficiencies in option prices. Market prices of long-dated options are generally derived from models that fail to account for long-term trends and from assumptions that often fail to reflect reality, such as the difference between expected and actual asset price volatility. The Advisor believes that, over longer periods of time, these factors lead to market prices of options that do not reflect the fair value of the options. The Fund’s Advisor seeks to profit by purchasing options that it believes to be too cheap and selling options that it believes to be too expensive.

The Fund will tactically allocate among strategies and individual securities using both fundamental and technical analysis to identify the relative strength of and trends in the Fund’s potential portfolio investments. Technical analysis includes an evaluation of momentum, trading volumes, option flows, seasonality and other proprietary technical indicators. The Fund may also focus on companies involved in corporate events such as spin-offs, share buybacks and corporate insider trading activity. The limited number of portfolio positions may cause the fund to be more volatile than the general equity market.

The Fund may or may not hedge its investments through the use of offsetting positions that historically exhibit a strong relationship. At times, the Fund may engage in significant short selling, and the Fund may engage in pairs trading (going long and short in securities whose performance is highly correlated). To the extent positions are not hedged, there is the risk that a position may experience a significant loss. There is no guarantee that a hedge will be effective for a number of reasons, including the possibility that securities deviate from their historical relationships. The Fund has no set holding period for any security and actively trades its portfolio investments, which may result in a high portfolio turnover rate. Securities are sold (or purchased back in the case of securities sold short) when they no longer meet the target risk return profile. The Fund attempts to control risk through various techniques including scaling in or out of positions, using position limits and using stop orders.

The Fund is classified as “non-diversified” for purposes of the 1940 Act, which means a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors. The Fund is intended for investors seeking an alternative source of capital appreciation. The Fund is not intended for those seeking safety of principal.

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Subsidiary

The Fund executes a portion of its strategy by investing up to 25% of its total assets in a wholly-owned and controlled Subsidiary. The Subsidiary invests the majority of its assets in commodities and other futures contracts and swaps subject to the same investment restrictions as the Fund, when viewed on a consolidated basis. The principal investment strategies and principal investment risks of the Subsidiary are also principal investment strategies and principal risks of the Fund and are reflected in this Prospectus. The financial statements of the Subsidiary are consolidated with those of the Fund. By investing in commodities indirectly through the Subsidiary, the Fund obtains exposure to the commodities markets within the federal tax requirements that apply to the Fund. Specifically, the Subsidiary provides the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Sub-chapter M requires, among other things, that at least 90% of the Fund’s income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). The Fund will make investments in certain commodity-linked derivatives through the Subsidiary because income from these derivatives is not treated as “qualifying income” for purposes of the 90% income requirement if the Fund invests in the derivative directly.

The Internal Revenue Service has issued a number of private letter rulings to other mutual funds (unrelated to the Fund), which indicate that certain income from a fund’s investment in a wholly-owned foreign subsidiary will constitute “qualifying income” for purposes of Subchapter M. The Fund does not have a private letter ruling. To satisfy the 90% income requirement, the Subsidiary will, no less than annually, declare and distribute a dividend to the Fund, as the sole shareholder of the Subsidiary, in an amount approximately equal to the total amount of “Subpart F” income (as defined in Section 951 of the Code) generated by or expected to be generated by the Subsidiary’s investments during the fiscal year. Such dividend distributions are “qualifying income” pursuant to Subchapter M (Section 851(b)) of the Code.

Because the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary. For that reason, references to the Fund may also include the Subsidiary.

The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Fund. The Fund complies with the provisions of the 1940 Act governing investment policies, capital structure and leverage on an aggregate basis with the Subsidiary. In addition, the Subsidiary complies with the provisions of the 1940 Act relating to affiliated transactions and custody. The Fund’s custodian also serves as the custodian to the Subsidiary.

Investment advisers to the Subsidiary will also comply with the provisions of the 1940 Act regarding investment advisory contracts and are considered to be an investment adviser to the Fund under the 1940 Act.

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Catalyst Multi-Strategy Fund

The Fund seeks to achieve its investment objective by (i) entering into both long and short positions in futures contracts primarily through its Subsidiary to gain exposure to the commodities market and (ii) holding, directly or indirectly through investment in affiliated and non-affiliated mutual funds and ETFs, cash, cash equivalents, and investment grade short-term fixed income securities primarily as collateral to these derivative positions. A long position is taken when the Fund purchases a commodity futures contract. A short position is taken when the Fund sells a commodity futures contract. Fixed income securities include corporate bonds, government securities, asset backed securities, MBS (including U.S. agency and non-agency residential MBS, CMBS, and real estate investment trusts) and floating rate securities. The Fund may invest, indirectly through mutual funds and ETFs, in CLOs, CDOs and in below-investment grade asset-backed securities, subprime mortgages and MBS. The Fund may invest in securities of any credit quality (including “junk” bonds), effective maturity or average modified duration and may hold the securities of issuers located outside the US (including emerging markets). Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. For example, if a bond has a duration of 5 years, a 1% rise in rates would result in a 5% decline in share price. If a bond has a duration of 10 years, a 1% rise in interest rates would result in a 10% decline in share price. When the Fund invests in futures, it will primarily invest in futures contracts of domestic and developed foreign countries’ futures markets and will invest across multiple sectors of financial and commodity futures contracts and time frames. A futures contract is a contractual agreement to buy or sell a particular commodity or financial instrument at a pre-determined price in the future. Examples of sectors in which the Fund may invest from time to time include stock indices, currencies, interest rates, metals, energy, livestock, soft commodities (such as cocoa, coffee, cotton and sugar) and grains. Investment in these instruments may be made by the Fund directly or indirectly by investing through its Subsidiary (as described below) that invests in the instruments.

The Fund will also hold, directly or indirectly through investment in mutual funds and ETFs, a large portion of its assets in cash, cash equivalents, and investment grade short-term fixed income securities, some or all of which will serve as margin or collateral for the Fund’s investments in futures contracts.

Caddo Capital Management, LLC (the “Trading Advisor”) makes investment decisions for the futures component of the Fund’s portfolio based its investment program (the “Investment Program”). The Investment Program is an absolute return strategy intended to capitalize on rising as well as declining price movements throughout the global financial industry and commodity markets. The Investment Program utilizes a multi-system approach that participates in long, intermediate and short-term time frames. Trades are initiated based on models. The Trading Advisor employs multiple unique trading models, which are applied to the multiple investment sub-strategies, namely, relative value, trend following, pattern recognition, machine learning (i.e., mathematical models that have the capability to adjust based on information received) and calendar spread strategies. In addition, the Investment Program emphasizes risk management and adheres to the following guidelines: (i) all positions are structured with mathematical limitations that are intended to anticipate all market scenarios; (ii) diversify across several markets and systems; (iii) place buy/sell orders to mitigate losses on holdings which may be

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adjusted on a daily basis in all markets; (iv) maintain low margin to equity ratios; and (v) focus primarily on research aimed at reducing drawdowns and protecting capital.

Subsidiary

The Fund executes a portion of its strategy by investing up to 25% of its total assets in a wholly-owned and controlled Subsidiary. The Subsidiary invests the majority of its assets in commodities and other futures contracts subject to the same investment restrictions as the Fund, when viewed on a consolidated basis. The principal investment strategies and principal investment risks of the Subsidiary are also principal investment strategies and principal risks of the Fund and are reflected in this Prospectus. The financial statements of the Subsidiary are consolidated with those of the Fund. By investing in commodities indirectly through the Subsidiary, the Fund obtains exposure to the commodities markets within the federal tax requirements that apply to the Fund. Specifically, the Subsidiary provides the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Sub chapter M requires, among other things, that at least 90% of the Fund’s income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). The Fund will make investments in certain commodity-linked derivatives through the Subsidiary because income from these derivatives is not treated as “qualifying income” for purposes of the 90% income requirement if the Fund invests in the derivative directly.

The Internal Revenue Service has issued a number of private letter rulings to other mutual funds (unrelated to the Fund), which indicate that certain income from a fund’s investment in a wholly-owned foreign subsidiary will constitute “qualifying income” for purposes of Subchapter M. The Fund does not have a private letter ruling. To satisfy the 90% income requirement, the Subsidiary will, no less than annually, declare and distribute a dividend to the Fund, as the sole shareholder of the Subsidiary, in an amount approximately equal to the total amount of “Subpart F” income (as defined in Section 951 of the Code) generated by or expected to be generated by the Subsidiary’s investments during the fiscal year. Such dividend distributions are “qualifying income” pursuant to Subchapter M (Section 851(b)) of the Code.

Because the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary. For that reason, references to the Fund may also include the Subsidiary.

The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Fund. The Fund complies with the provisions of the 1940 Act governing investment policies, capital structure and leverage on an aggregate basis with the Subsidiary. In addition, the Subsidiary complies with the provisions of the 1940 Act relating to affiliated transactions and custody. The Fund’s custodian also serves as the custodian to the Subsidiary.

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Investment advisers to the Subsidiary will also comply with the provisions of the 1940 Act regarding investment advisory contracts and are considered to be an investment adviser to the Fund under the 1940 Act.

Catalyst Hedged Commodity Strategy Fund

Under normal circumstances the Fund invests primarily in (i) call and put options on physical commodity futures contracts and (ii) directly or indirectly, through affiliated and unaffiliated funds, in cash and cash equivalents, including affiliated and unaffiliated money market funds, and other liquid investments (investment grade short and mid-term fixed income securities, including U.S. government securities and corporate bonds). The Fund may take long or short positions in the options. The Fund’s investments in options on futures contracts will be across various commodity sectors including, but not limited to, agricultural products, energy and metals. The Fund can also invest in options on commodity related (i) ETPs, (ii) MLPs and (iii) equities. Option positions will typically be held for under one year.

The Fund seeks to achieve its investment objective by buying and selling options and option spreads on commodity futures and futures on equity indexes. The Fund’s strategy aims to achieve capital appreciation over the long-term. Option spreads are a type of option that derives its value from the difference between the prices of two or more assets. By trading options and options spreads, the Fund seeks to profit in three ways: (1) volatility trading – market prices of options are highly dependent on anticipated volatility of the underlying commodity futures. The Fund will purchase or sell options positions intended to hedge or profit from either an increase or a decrease in commodity volatility; (2) trend following – under certain conditions, the Fund may purchase or sell positions that will profit from an established price trend; and (3) premium collection - this technique yields profits as sold options’ value decline over time. The Fund makes a profit when sold options are repurchased at a reduced value, or when they expire worthless, allowing retention of the original sales proceeds. The Fund may also supplement returns with dividend income. The strategy is intended to produce returns that are not highly positively correlated with global equity or commodity market returns. The Fund’s sector allocations are based on option volatility pricing, seasonal dynamics and technical indicators.

The Fund places a strong focus on risk management that is intended to provide consistency of returns and to mitigate the extent of losses. Positions are entered on an on-going basis across different option exercise prices and expiration months. Supported by options analysis software, the Advisor employs risk management procedures to adjust portfolio exposure as necessitated by changing market conditions in order to attempt to hedge the Fund’s portfolio.

The Fund also seeks to achieve its investment objective by investing in loans to consumers, small- and mid-sized companies, and other borrowers originated through online platforms that provide a marketplace for lending (“Marketplace Loans”). These investments in Marketplace Loans will be made only indirectly through other investment companies, such as closed-end funds and private funds. These Marketplace Loans are generally not rated by the nationally recognized statistical rating organizations and could constitute a highly risky and speculative investment. The Marketplace Loans in which the Fund may invest may have varying degrees of credit risk and the Fund will not be restricted by any borrower credit criteria or credit risk limitation. Certain of the Fund’s investments may have legal or contractual restrictions on resale

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or are otherwise illiquid (“Illiquid Securities”). The Fund may invest up to 15% of the Fund’s net assets in these Illiquid Securities. The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance. In addition, active trading of options and other portfolio investments may lead to higher taxes if Fund shares are held in a taxable account.

The Advisor executes a portion of the Fund’s strategy by investing up to 25% of its total assets in the Subsidiary. The Subsidiary invests the majority of its assets in options on commodities futures contracts and short term treasuries. The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis.

Exchange-traded options on broad-based commodities that trade on a national securities exchange registered with the SEC, or a domestic board of trade designated as a contract market by the Commodity Futures Trading Commission, generally qualify for treatment as “section 1256 contracts,” as defined in the Internal Revenue Code of 1986, as amended (the “Code”). Under the Code, capital gains and losses on “section 1256 contracts” are generally recognized annually based on a marking-to-market of open positions at tax year-end, with gains or losses treated as 60% long-term and 40% short-term, regardless of holding period. The Fund intends to utilize primarily options that are “section 1256 contracts.”

Subsidiary

The Fund executes a portion of its strategy by investing up to 25% of its total assets in a wholly-owned and controlled Subsidiary. The Subsidiary invests the majority of its assets in options on commodities futures contracts and short term treasuries. The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis. The principal investment strategies and principal investment risks of the Subsidiary are also principal investment strategies and principal risks of the Fund and are reflected in this Prospectus. The financial statements of the Subsidiary are consolidated with those of the Fund. By investing in commodities indirectly through the Subsidiary, the Fund obtains exposure to the commodities markets within the federal tax requirements that apply to the Fund. Specifically, the Subsidiary provides the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Sub-chapter M requires, among other things, that at least 90% of the Fund’s income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). The Fund will make investments in certain commodity-linked derivatives through the Subsidiary because income from these derivatives is not treated as “qualifying income” for purposes of the 90% income requirement if the Fund invests in the derivative directly.

The Internal Revenue Service has issued a number of private letter rulings to other mutual funds (unrelated to the Fund), which indicate that certain income from a fund’s investment in a wholly-owned foreign subsidiary will constitute “qualifying income” for purposes of Subchapter M. The Fund does not have a private letter ruling. To satisfy the 90% income requirement, the Subsidiary will, no less than annually, declare and distribute a dividend to the Fund, as the sole shareholder of the Subsidiary, in an amount approximately equal to the total amount of “Subpart F” income (as defined in Section 951 of the Code) generated by or expected to be generated by

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the Subsidiary’s investments during the fiscal year. Such dividend distributions are “qualifying income” pursuant to Subchapter M (Section 851(b)) of the Code.

Because the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary. For that reason, references to the Fund may also include the Subsidiary.

The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Fund. The Fund complies with the provisions of the 1940 Act governing investment policies, capital structure and leverage on an aggregate basis with the Subsidiary. In addition, the Subsidiary complies with the provisions of the 1940 Act relating to affiliated transactions and custody. The Fund’s custodian also serves as the custodian to the Subsidiary.

Investment advisers to the Subsidiary will also comply with the provisions of the 1940 Act regarding investment advisory contracts and are considered to be an investment adviser to the Fund under the 1940 Act.

Catalyst/Millburn Hedge Strategy Fund

The Fund's primary investment strategies described in this prospectus are the strategies that the Advisor believes are most likely to be important in trying to achieve the Fund's investment objective. You should note, however, that the Fund may use other non-principal strategies and invest in other securities not described in this prospectus, which are disclosed in detail in the SAI. For a copy of the SAI please call toll free at 1-866-447-4228 or visit the Fund's website at www.CatalystMF.com.

The Fund seeks to achieve its investment objective by investing in a portfolio comprised of (i) futures contracts, forward and spot contracts, and/or options on futures contracts on or related to the following sectors: currencies, interest rate instruments, stock indices, metals, energy and agricultural commodities (the “Futures Component”) and (ii) equity exchange traded funds (“ETFs”), common stocks (the “Equity Component”), intended to capitalize on the non-correlated, long term historical performance of the equities and managed futures asset classes The Fund will also hold a large portion of its assets in cash, money market mutual funds (including affiliated money market funds), U.S. Treasury Securities, and other cash equivalents, some or all of which will serve as margin or collateral for the Fund’s investments.

Futures Component: The Futures Component of the Fund’s portfolio may hold long and short positions on futures contracts, forward contracts and options on futures contracts and maintains cash and cash equivalents to be utilized as margin or collateral. The Fund will invest 30% to 70% of its assets in the Futures Component. The Futures Component of the Fund’s assets will be allocated among various asset classes including equity, fixed income, commodities and currencies. Investments may be made in domestic and foreign markets, including emerging markets. Investment in these instruments may be made by the Fund directly or indirectly by investing through its Subsidiary, as described below.

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The Sub-Advisor”), utilizes a set of proprietary trading systems, which were developed by the Sub-Advisor, to determine the Fund’s asset allocations. The trading systems generate buy or sell decisions in a particular market based on the analysis of technical market information (such as price, liquidity, and transaction costs) and/or non-price economic variables (such as economic statistics, interest rates, and supply/demand measures). The trading systems analyze these factors over a broad time spectrum which may range from several minutes to multiple years. The Sub-Advisor analyzes a number of additional factors in determining how the markets traded are allocated in the portfolio including, but not limited to: profitability of an asset class or market; liquidity of a particular market; professional judgement; desired diversification among markets and asset classes; transaction costs; exchange regulations and depth of market. Decisions whether to trade a particular market require the exercise of judgment. The decision not to trade certain markets for certain periods, or to reduce the size of a position in a particular market, may result at times in missing significant profit opportunities. The allocations are reviewed at least monthly, although changes may occur more or less frequently. In addition, the Sub-Advisor is engaged in an ongoing research effort to improve its trading methods and to apply its quantitative analytic expertise to new financial products.

Equity Component: The Equity Component is intended to provide the Fund’s portfolio with long-term, strategic exposure to a number of U.S. and international liquid equity securities. The companies held by the Fund and the ETFs held by the Fund may be of any market capitalization, sector and geographic location (including emerging markets). The Fund will invest 30% to 70% of its assets in the Equity Component. The Fund’s Equity Component investments are taken on a relatively passive, long-only, “buy-and-hold” basis.

The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

Subsidiary

The Fund executes a portion of its strategy by investing up to 25% of its total assets in a wholly-owned and controlled Subsidiary. The Subsidiary invests the majority of its assets in commodities and other futures contracts subject to the same investment restrictions as the Fund, when viewed on a consolidated basis. The principal investment strategies and principal investment risks of the Subsidiary are also principal investment strategies and principal risks of the Fund and are reflected in this Prospectus. The financial statements of the Subsidiary are consolidated with those of the Fund. By investing in commodities indirectly through the Subsidiary, the Fund obtains exposure to the commodities markets within the federal tax requirements that apply to the Fund. Specifically, the Subsidiary provides the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Sub-chapter M requires, among other things, that at least 90% of the Fund's income be derived from securities or derived with respect to its business of investing in securities (typically referred to as "qualifying income"). The Fund will make investments in certain commodity-linked derivatives through the Subsidiary because income from these derivatives is not treated as "qualifying income" for purposes of the 90% income requirement if the Fund invests in the derivative directly.

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The Internal Revenue Service has issued a number of private letter rulings to other mutual funds (unrelated to the Fund), which indicate that certain income from a fund's investment in a wholly-owned foreign subsidiary will constitute "qualifying income" for purposes of Subchapter M. The Fund does not have a private letter ruling. To satisfy the 90% income requirement, the Subsidiary will, no less than annually, declare and distribute a dividend to the Fund, as the sole shareholder of the Subsidiary, in an amount approximately equal to the total amount of "Subpart F" income (as defined in Section 951 of the Code) generated by or expected to be generated by the Subsidiary's investments during the fiscal year. Such dividend distributions are "qualifying income" pursuant to Subchapter M (Section 851(b)) of the Code.

Because the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary. For that reason, references to the Fund may also include the Subsidiary.

The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Fund. The Fund complies with the provisions of the 1940 Act governing investment policies, capital structure and leverage on an aggregate basis with the Subsidiary. In addition, the Subsidiary complies with the provisions of the 1940 Act relating to affiliated transactions and custody. The Fund’s custodian also serves as the custodian to the Subsidiary.

Investment advisers to the Subsidiary also comply with the provisions of the 1940 Act regarding investment advisory contracts and are considered to be investment adviser to the Fund under the 1940 Act.

Temporary Defensive Positions

From time to time, each Fund may take temporary defensive positions, which are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Funds may hold all or a portion of their respective assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers acceptances, commercial paper, money market funds and repurchase agreements. While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. If a Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. Although a Fund would do this only in seeking to avoid losses, the Fund will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Manager-of-Managers Order

The Trust and the Advisor obtained an exemptive order (the “Order”) from the SEC that permits the Advisor, with the Trust’s Board of Trustees’ (the “Board” or “Trustees”) approval, to enter into sub-advisory agreements with one or more sub-advisers without obtaining shareholder approval. The Order permits the Advisor, subject to the approval of the Board, to replace sub-advisers or amend sub-advisory agreements, including fees, without shareholder approval

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whenever the Advisor and the Trustees believe such action will benefit the Fund and its shareholders.

NON-PRINCIPAL INVESTMENT STRATEGY

In addition to the principal investment strategies discussed above, the Funds may invest in other investment companies, including affiliated funds advised by the Advisor.

PRINCIPAL INVESTMENT RISKS

All mutual funds carry a certain amount of risk. As with any mutual fund, there is no guarantee that a Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. Each Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant. An investment in the Fund is not a complete investment program.

The table below identifies each Fund’s principal risks and non-principal risks.

Key:

Principal Risk: ●

Non-Principal Risk: ○

Not Applicable blank: -

	Hedged Futures	Macro Strategy	Exceed Defined Risk	Exceed Defined Shield	Systematic Alpha	Multi-Strategy	Hedged Commodity Strategy	Milburn Hedge Strategy
Actively Managed Funds Risk	○	○	○	○	●	○	○	○
Acquired Funds Risk	●	●	○	○	●	●	●	○
ADR Currency Risk	○	○	○	○	○	○	○	○
ADRs Risk	○	○	○	○	○	○	○	○
Affiliated Investment Company Risk	●	●	○	○	●	●	●	●
Allocation Risk	○	○	○	○	○	○	○	○
Asset Backed Security Risk					●	●
Asset-Backed and Mortgage Backed Security Risk	○	○	○	○	○	○	○	○
Bank Loans Risk	○	○	○	○	○	○	○	○
Basic Materials Industry Risk	○	○	○	○	○	○	○	○
Business Development Companies (“BDC”) Risk	○	○	○	○	○	○	○	○
Call Options Risk	○	○	○	○	○	○	○	○
Capacity Risk	○	○	○	○	○	○	○	○
Cash or Cash Equivalents Risk	○	○	○	○	○	●	●	●
CDOs and CLOs Risk	○	○	○	○	○	●	○	○
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	Hedged Futures	Macro Strategy	Exceed Defined Risk	Exceed Defined Shield	Systematic Alpha	Multi-Strategy	Hedged Commodity Strategy	Milburn Hedge Strategy
Changing Fixed Income Market Conditions Risk	○	○	○	○	○	○	○	○
Collateralized Bond Obligation Risk	○	○	○	○	○	○	○	○
Commodity Risk	○	●	○	○	●	●	●	●
Concentration Risk	○	○	○	●	○	○	○	○
Conflict of Interest – Advisors/Sub-Advisors Risk	○	○	○	○	○	○	○	○
Conflict of Interest – Portfolio Manager Risk	○	○	○	○	○	○	○	○
Convertible Bond Risk	○	○	○	○	○	○	○	○
Convertible Securities Risk	○	○	○	○	○	○	○	○
Counterparty Risk	○	○	●	●	●	○	○	○
Credit Default Swap Risk	○	○	○	○	○	○	○	○
Credit Risk	○	●	○	○	●	●	●	○
Credit Risk (for Floating Rate Loans)	○	○	○	○	○	○	○	○
Currency Risk	○	○	○	○	●	○	○	○
Debt Securities Risk	○	○	○	○	○	○	●	○
Derivatives Risk	○	●	●	●	●	●	●	●
Distribution Policy Risk	○	○	○	○	○	○	○	○
Dividend Yield Risk	○	○	○	○	○	○	○	○
Duration Risk	○	○	○	○	○	○	○	○
Emerging Market Risk	○	●	○		●	●	○	●
Equity Security Risk	○	●	○	●	○	○	○	●
ETFs Risk	○	○	○	●	○	●	○	○
Exchange Traded Notes Risk	○	○	○	○	○	○	○	○
Extension Risk	○	○	○	○	○	●	○	○
Fixed Income Risk	●	●	●	●	●	●	●	●
Foreign Currency Risk	○	●	○	○	○	●	○	●
Foreign Exchanges Risk	○	○	○	○	○	●	○	●
Foreign Investment Risk	○	○	○	○	○	●	○	●
Foreign Securities Risk	○	●	○	○	●	○	○	○
Forwards Risk	○	○	○	○	○	○	○	○
Futures Contract Risk	○	○	○	○	○	●	●	●
Futures Risk	●	●	○	○	○	○	○	○
Geographic Concentration Risk	○	○	○	○	○	○	○	○
Growth Stock Risk	○	○	○	○	○	○	○	○
Hedging Risk	●	●			●	○	○	○
High Yield Risk	○	○	○	○	○	○	●	○
Index Risk	●	○	○	○	○	○	○	○
Industry Concentration Risk	○	○	○	○	○	○	○	○
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	Hedged Futures	Macro Strategy	Exceed Defined Risk	Exceed Defined Shield	Systematic Alpha	Multi-Strategy	Hedged Commodity Strategy	Milburn Hedge Strategy
Inflation-Indexed Bond Risk	○	○	○	○	○	○	○	○
Inflation Protected Securities Risk	○	○	○	○	○	○	○	○
Interest Rate Risk	○	○	○	○	●	●	○	○
Interest Rate Risk (for Floating Rate Loans)	○	○	○	○	○	○	○	○
Inverse ETF Risk	○	●	○	○	○	○	○	○
Issuer Specific Risk	○	○	○	○	○	○	○	○
Junk Bond Risk	○	●	○	○	●	●	○	○
Large Capitalization Stock Risk	○	○	○	○	○	○	○	○
Leverage Risk	○	●	●	●	●	●	●	●
Leverage ETF Risk	○	●	○	○	○	○	○	○
Liquidity Risk	●	○	○	●	○	○	●	○
Litigation Risk	○	○	○	○	○	○	○	○
Loan Risk	○	○	○	○	○	○	●	○
Machinery and Electrical Equipment Industry Risk	○	○	○	○	○	○	○	○
Management Risk	●	●	●	●	●	●	●	●
Market Risk	●	●	●	●	●	●	●	●
Market Volatility-Linked ETFs Risk	○	○	○	○	○	○	○	○
MBS and CMO Risk	○	○	○	○	○	○	○	○
Medium (Mid) Capitalization Stock Risk	○	●	○	○	○	○	○	○
Micro Capitalization Risk	○	○	○	○	○	○	○	○
MLP and MLP-Related Securities Risk	○	○	○	○	○	○	○	○
Model and Data Risk	○	○	○	○	●	●	○	●
Mortgage Backed Security Risk	○	○	○	○	○	●	○	○
Municipal Bond Risk	○	○	○	○	○	○	○	○
New Trading Advisor Risk	○	○	○	○	○	●	○	○
Non-diversification Risk	○	●	○	●	○	○	○	●
Options Market Risk	○	○	○	○	○	○	○
Options Risk	●	●	●	●	●		●	●
OTC Trading Risk	○	○	○	○	○	○	○
Passive Investment Risk	○	○	●	●	○	○	○	○
Preferred Stock Risk	○	○	○	○	○	○	○	○
Prepayment Risk	○	○	○	○	●	●	○	○
Real Estate and REIT Risk	○	○	○	○	●	●	○	○
Regulatory Risk	●	○	○	○	○	○	●	●
Repurchase and Reverse Repurchase Agreement Risk	○	○	○	○	○	○	○	○
Restricted Securities Risk	○	○	○	○	○	○	○	○
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	Hedged Futures	Macro Strategy	Exceed Defined Risk	Exceed Defined Shield	Systematic Alpha	Multi-Strategy	Hedged Commodity Strategy	Milburn Hedge Strategy
Risk Management Risk	○	○	○	○	○	○	○	○
Sampling Risk	○	○	●	●	○	○	○	○
Sector Concentration Risk	○	○	○	○	○	○	○	○
Security Risk	○	●	○	○	●	○	○	○
Segregation Risk	○	●	○	○	○	○	○	○
Short Position Risk	○		○	○	○	●	○	●
Short Selling Risk	○	●	○	○	○	○	○	○
Small Capitalization Stock Risk	○	●	○	○	●	○	○	○
Sovereign Debt Risk	○	○	○	○	○	●	○	○
Structured Note Risk		●
Sub-Prime Mortgage Risk	○	○	○	○	○	●	○	○
Swaps Risk	○	●	○	○	●	○	○	○
Tax Risk	○	●	○	○	●	●	●	●
Technology Sector Risk	○	○	○	○	○	○	○	○
Tracking Error Risk	○	○	●	●	○	○	○	○
Tracking Risk of ETFs	○	○	○	○	○	○	○	○
Turnover Risk	●	●	●	●	●	●	●
Underlying Fund Risk	○	●	●	○	●	●	○	●
U.S. Agency Security Risk	●	○	○	●	○	●	●	○
U.S. Government Obligations Risk	○	○	○	○	○	○	○	○
Volatility Risk	○	●	○	○	○	●	○	○
Wholly-Owned Subsidiary Risk	○	●	○	○	●	●	●	●

Actively Managed Fund Risk. The Fund is actively managed and does not seek to replicate the performance of the Benchmark. As a result, the Fund’s performance will vary intentionally and perhaps significantly from that of the Benchmark.

Acquired Funds Risk. Because the Fund may invest in other investment companies, the value of your investment will fluctuate in response to the performance of the acquired funds. Investing in acquired funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the acquired funds. By investing in acquired funds, you will bear not only your proportionate share of the Fund’s expenses (including operating costs and investment advisory and administrative fees), but also, indirectly, similar expenses and charges of the acquired funds, including any contingent deferred sales charges and redemption charges. Finally, you may incur increased tax liabilities by investing in the Fund rather than directly in the acquired funds.

ADR Currency Risk. To establish a value for the shares, the issuer establishes a “conversion rate” equal to one share of an ADR for a certain number of shares of the stock of a foreign company. This “conversion rate” establishes a universal monetary relationship between the value of the ADR and the local currency of the foreign company stock. Although an ADR is priced in

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the US dollar, in order to preserve the uniformity of the established “conversion rate,” movements in the exchange rate of the local currency versus the US dollar are automatically reflected in the price of the ADR in US dollars. Therefore, even if the price of the foreign security does not change on its market, if the exchange rate of the local currency relative to the US Dollar declines, the ADR price would decline by a similar measure.

Although an ADR is priced in the US dollar, in order to preserve the uniformity of the established “conversion rate,” movements in the exchange rate of the local currency versus the US dollar are automatically reflected in the price of the ADR in US dollars. Therefore, even if the price of the foreign security does not change on its market, if the exchange rate of the local currency relative to the US Dollar declines, the ADR price would decline by a similar measure.

ADRs Risk. ADRs, which are typically issued by a bank, are certificates that evidence ownership of shares of a foreign company and are alternatives to purchasing foreign securities directly in their national markets and currencies. ADRs are subject to the same risks as direct investment in foreign companies and involve risks that are not found in investments in U.S. companies. In addition to the risks of investing in foreign securities discussed below, there is no guarantee that an ADR issuer will continue to offer a particular ADR. As a result, the Fund may have difficulty selling the ADR, or selling them quickly and efficiently at the prices at which they have been valued. In a sponsored ADR arrangement, the foreign company assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign company assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the foreign company, available information concerning the foreign company may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading. Certain ADRs are not listed on an exchange and therefore may be considered to be illiquid.

Affiliated Investment Company Risk. The Fund invests in affiliated underlying funds (the “Catalyst Advised Funds”), unaffiliated underlying funds, or a combination of both. The Advisor, therefore, is subject to conflicts of interest in allocating the Fund’s assets among the underlying funds. The Advisor will receive more revenue to the extent it selects a Catalyst Advised Fund rather than an unaffiliated fund for inclusion in the Fund’s portfolio. In addition, the Advisor may have an incentive to allocate the Fund’s assets to those Catalyst Advised Funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other Catalyst Advised Funds.

Allocation Risk. The risk that if a Fund’s strategy for allocating assets among different assets classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with the same or similar investment strategy.

Asset-Backed Security Risk. When the Fund invests in asset-backed securities, including mortgage-backed securities and CMOs, the Fund is subject to the risk that, if the issuer fails to pay interest or repay principal, the assets backing these securities may not be sufficient to support payments on the securities.

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Asset-Backed and Mortgage-Backed Security Risk. Prepayment risk is associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of a Fund’s investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of a Fund to successfully utilize these instruments may depend on the ability of the Fund’s Advisor or Sub-Advisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. The more senior security classes are generally entitled to receive payment before the subordinate classes if the cash flow generated by the underlying assets is not sufficient to pay all investors. Certain mortgage-backed securities may be secured by pools of mortgages on single-family, multi-family properties, as well as commercial properties. Similarly, asset backed securities may be secured by pools of loans, such as student loans, automobile loans, equipment leases, and credit card receivables. The credit risk on such securities is affected by borrowers or lessees defaulting on their payments. The values of assets underlying mortgage-backed and asset-backed securities may decline and, therefore, may not be adequate to cover underlying investors. Mortgage-backed securities and other securities issued by participants in housing and commercial real estate finance, as well as other real estate-related markets have experienced extraordinary weakness and volatility in certain years. Possible legislation in the area of residential mortgages, credit cards and other loans that may collateralize the securities in which the Fund may invest could negatively impact the value of the Fund’s investments. To the extent the Fund focuses its investments in particular types of mortgage-backed or asset-backed securities, the Fund may be more susceptible to risk factors affecting such types of securities. The liquidity of these assets may decrease over time. The market for Non-agency MBS may be smaller and less liquid than the market for government MBS.

Bank Loans Risk. The market for bank loans may not be highly liquid and a Fund may have difficulty selling them. These investments expose a Fund to the credit risk of both the financial institution and the underlying borrower. Bank loans settle on a delayed basis, potentially leading to the sale proceeds of such loans not being available to meet redemptions for a substantial period of time after the sale of the bank loans. Certain bank loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the protections of federal securities laws, including anti-fraud provisions.

Basic Materials Industry Risk. To the extent that a Fund’s investments are exposed to issuers conducting business in basic materials, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of basic materials companies also may fluctuate widely in response to such events.

Business Development Companies (“BDC”) Risk. BDCs may carry risks similar to those of a private equity or venture capital fund. BDC company securities are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. A BDC is a form of investment company that is required to invest at least 70% of its total assets in securities (typically debt) of private companies, thinly traded U.S. public companies, or short-

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term high quality debt securities. The BDCs held by a Fund may leverage their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility and the possibility that a BDC’s common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises. A significant portion of a BDC’s investments are recorded at fair value as determined by its board of directors which may create uncertainty as to the value of the BDC’s investments. Non-traded BDCs are illiquid and it may not be possible to redeem shares or to do so without paying a substantial penalty. Publicly-traded BDCs usually trade at a discount to their net asset value because they invest in unlisted securities and have limited access to capital markets. BDCs are subject to high failure rates among the companies in which they invest and federal securities laws impose restraints upon the organization and operations of BDCs that can limit or negatively impact the performance of a BDC. However, the Fund does not believe it would be liable for the actions of any entity in which it invests and that only its investment is at risk. Also, BDCs may engage in certain principal and joint transactions that a mutual fund or closed-end fund may not without an exemptive order from the SEC.

Call Options Risk.  There are risks associated with the sale and purchase of call options.  As the seller (writer) of a covered call option, a Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price.  A Fund continues to bear the risk that it will lose money if the value of the security falls below the strike price. Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. As the buyer of a call option, a Fund assumes the risk that the market price of the underlying security will not increase above the strike price plus the premiums paid, so the Fund bears the risk that it will lose the premium paid for the option.

Capacity Risk. The markets and securities in which a Fund invests may, at times, be limited. Under such conditions, the execution of the Fund’s strategy may be affected and the Fund may not achieve its investment objective. In addition, the Fund may not be able to purchase or sell securities at favorable market prices.

Cash or Cash Equivalents Risk: At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

CDOs and CLOs Risk. CDOs and CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CDO or CLO, respectively, in which the Fund invests. CDOs and CLOs also carry risks including, but not limited to, interest rate risk and credit risk.

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Changing Fixed Income Market Conditions Risk. Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) has attempted to support the U.S. economic recovery by keeping the federal funds rate at a low level and purchasing large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market. Any future interest rate increases could cause the value of any Fund that invests in fixed income securities to decrease. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of a Fund’s investments and share price to decline. If a Fund invests in derivatives tied to fixed-income markets, the Fund may be more substantially exposed to these risks than a fund that does not invest in derivatives. To the extent a Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs the Fund incurs and may lower its performance. Furthermore, if rising interest rates cause a Fund to lose enough value, the Fund could also face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund. In addition, decreases in fixed income dealer market-making capacity may persist in the future, potentially leading to decreased liquidity and increased volatility in the fixed income markets.

Collateralized Bond Obligation Risk. The pool of securities underlying collateralized bond obligations is typically separated in groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

Commodity Risk: The Fund’s exposure to the commodities futures markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, commodity-based notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Concentration Risk. The Fund may focus its investments in securities to a particular sector or type of securities to the extent the Index is similarly concentrated. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund's net asset value to fluctuate more than that of a fund that does not focus in a particular sector.

Conflict of Interest - Advisors/Sub-Advisors Risk. The Advisor, Sub-Advisors and other individuals associated with the Advisor and Sub-Advisors may have compensation and/or other arrangements that may be in conflict to the interests of a Fund.

Conflict of Interest - Portfolio Manager Risk. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

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The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

With respect to securities transactions for the Funds, the Advisor or Sub-Advisors determine which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Funds. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds.

The appearance of a conflict of interest may arise where the Advisor or Sub-Advisor has an incentive, such as a performance-based management fee. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds' code of ethics will adequately address such conflicts. One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares. Because the portfolio manager’s compensation is indirectly linked to the sale of Fund shares, they may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares

The Advisor and each Sub-Advisor has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

Convertible Bond Risk. Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are subject to fixed income security risks and conversion value-related equity risk. Convertible bonds are similar to other fixed-income securities because they usually pay a fixed interest rate and are obligated to repay principal on a given date in the future. The market value of fixed-income securities tends to decline as interest rates increase. Convertible bonds are particularly sensitive to changes in interest rates when their conversion to equity feature is small relative to the interest and principal value of the bond. Convertible issuers may not be able to make principal and interest payments on the bond as they become due. Convertible bonds may also be subject to prepayment or redemption risk. If a convertible bond is called for redemption, the Funds will be required to surrender the security for redemption, convert it into the issuing company's common stock or cash at a time that may be unfavorable to the Funds. Convertible securities have characteristics similar to common stocks especially when their conversion value is greater than the interest and principal value of the bond. The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates. When a convertible bond's value is more closely tied to its conversion to stock feature, it is sensitive to the underlying stock's price.

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Convertible Securities Risk. Convertible securities, such as convertible preferred stocks, subject the Funds to the risks associated with both fixed-income securities and equity securities. If a convertible security’s investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Counterparty Risk. The Funds may engage in transactions in securities and financial instruments that involve counterparties. Counterparty risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom a Fund executes transactions) to a transaction with the Funds may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Credit Default Swap Risk. Credit default swaps ("CDS") are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the "seller") receives pre-determined periodic payments from the other party (the "buyer"). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. The use of CDS involves investment techniques and risks different from those associated with ordinary portfolio security transactions, such as potentially heightened counterparty, concentration and exposure risks.

Credit Risk. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund’s total return. The price of a fixed income security tends to drop if the rating of the underlying issuer drops and the probability of the failure to pay principal and interest increases.  The Fund may invest in high-yield, high-risk securities commonly called “junk bonds”, that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Credit risk may be substantial for the Fund.

Credit Risk (for Floating Rate Loans). Credit risk is the risk that the issuer of a security and other instrument will not be able to make principal and interest payments when due. The value of a Fund’s shares, and the Fund’s ability to pay dividends, is dependent upon the performance of the assets in its portfolio. Prices of a Fund’s investments can fall if the actual or perceived financial health of the borrowers on, or issuers of, such investments deteriorates, whether because of broad economic or issuer-specific reasons. In severe cases, the borrower or issuer could be late in paying interest or principal, or could fail to pay altogether.

In the event a borrower fails to pay scheduled interest or principal payments on an investment held by a Fund, the Fund will experience a reduction in its income and a decline in the market value of such investment. This will likely reduce the amount of dividends paid by a Fund and likely lead to a decline in the net asset value of the Fund’s shares.

A Fund may invest in floating rate loans that are senior in the capital structure of the borrower or issuer, and that are secured with specific collateral. Loans that are senior and secured generally involve less risk than unsecured or subordinated debt and equity instruments of the same borrower because the payment of principal and interest on senior loans is an obligation of the

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borrower that, in most instances, takes precedence over the payment of dividends or the return of capital to the borrower’s shareholders, and payments to bond holders; and because of the collateral supporting the repayment of the debt instrument. However, the value of the collateral may not equal a Fund’s investment when the debt instrument is acquired or may decline below the principal amount of the debt instrument subsequent to the Fund’s investment. Also, to the extent that collateral consists of stocks of the borrower, or its subsidiaries or affiliates, a Fund bears the risk that the stocks may decline in value, be relatively illiquid, or may lose all or substantially all of their value, causing the Fund’s investment to be undercollateralized. Therefore, the liquidation of the collateral underlying a floating rate loan in which a Fund has invested, may not satisfy the borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be able to be readily liquidated.

In the event of the bankruptcy of a borrower or issuer, a Fund could experience delays and limitations on its ability to realize the benefits of the collateral securing the Fund’s investment. Among the risks involved in a bankruptcy are assertions that the pledge of collateral to secure a loan constitutes a fraudulent conveyance or preferential transfer that would have the effect of nullifying or subordinating a Fund’s rights to the collateral.

The floating rate debt in which a Fund invests may be generally rated lower than investment-grade credit quality, i.e., rated lower than “Baa3” by Moody’s Investors Service, Inc. (“Moody’s”) or “BBB-” by Standard & Poor’s Ratings Services (“S&P”), or have been made to borrowers who have issued debt securities that are rated lower than investment-grade in quality or, if unrated, would be rated lower than investment-grade credit quality. Investment decisions for a Fund will be based largely on the credit analysis performed by the Sub-Advisor, and not entirely on rating agency evaluation. This analysis may be difficult to perform. Information about a loan and its borrower generally is not in the public domain. Many borrowers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, however, borrowers are required to provide financial information to lenders and information may be available from other loan market participants or agents that originate or administer loans.

Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the “old” currency worthless. The Fund may also take short positions, through derivatives, if the Adviser believes the value of a currency is likely to depreciate in value. A “short” position is, in effect, similar to a sale in which the Fund sells a currency it does not own but, has borrowed in anticipation that the market price of the currency will decline. The Fund must replace a short currency position by purchasing it at the market

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price at the time of replacement, which may be more or less than the price at which the Fund took a short position in the currency.

Debt Securities Risk. When the Fund invests in debt securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of debt securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments.

Derivatives Risk. A Fund may use derivatives to enhance returns or hedge against market declines. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities including:

Leverage and Volatility Risk: Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. In addition, it is anticipated that the Underlying Pools will be “notionally funded” - that is their nominal trading level will exceed the cash deposited in the trading accounts. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Liquidity Risk: Although it is anticipated that the derivatives traded by the Fund will be actively traded, it is possible that particular investments might be difficult to purchase or sell, possibly preventing the Fund from executing positions at an advantageous time or price, or possibly requiring them to dispose of other investments at unfavorable times or prices in order to satisfy their obligations. Most U.S. commodity futures exchanges impose daily limits regulating the maximum amount above or below the previous day’s settlement price which a futures contract price may fluctuate during a single day. During a single trading day no trades may be executed at prices beyond the daily limit. Once the price of a particular futures contract has increased or decreased to the limit point, it may be difficult, costly or impossible to liquidate a position. It is also possible that an exchange or the Commodity Futures Trading Commission (“CFTC”), which

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regulates commodity futures exchanges, may suspend trading in a particular contract, order immediate settlement of a contract or order that trading to the liquidation of open positions only.

Counterparty Risk: The Fund may engage in transactions in securities and financial instruments that involve counterparties. Counterparty risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Distribution Policy Risk. The Funds’ distribution policy is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of a Fund’s current net asset value per share. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital (i.e., from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. The Fund will provide disclosures, with each monthly distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital. At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes.

Dividend Yield Risk. While a Fund may hold securities of companies that have historically paid a dividend, those companies may reduce or discontinue their dividends, thus reducing the yield of the Fund. Lower priced securities in the Fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments. Also, the market return of high dividend yield securities, in certain market conditions, may be worse than the market return of other investment strategies or the overall stock market.

Duration Risk. Longer-term securities may be more sensitive to interest rate changes. Given the recent, historically low interest rates and the potential for increases in those rates, a heightened risk is posed by rising interest rates to a fund whose portfolios include longer-term fixed income securities. Effective duration estimates price changes for relatively small changes in rates. If rates rise significantly, effective duration may tend to understate the drop in a security’s price. If rates drop significantly, effective duration may tend to overstate the rise in a security’s price.

Emerging Markets Risk. Investing in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. For example, emerging markets may experience significant declines in value due to political and currency volatility. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets of securities of issuers

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located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Equity Security Risk. Common and preferred stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Warrants and rights may expire worthless if the price of a common stock is below the conversion price of the warrant or right. Convertible bonds may decline in value if the price of a common stock falls below the conversion price. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

ETFs Risk. Like an open-end investment company (mutual fund), the value of an ETF can fluctuate based on the prices of the securities owned by the ETF, and ETFs are also subject to the following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an active market for the ETF may not develop; and (iii) market trading in the ETF may be halted under certain circumstances.

Exchange Traded Notes Risk. Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed-income risk.

Extension Risk. Refers to the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits

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on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the “old” currency worthless.

Foreign Exchanges Risk: A portion of the derivatives trades made by the Fund may be take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

Foreign Securities Risk. Since the Fund’s investments may include ADRs and foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies. Depository receipts maintain substantially the same risks as those associated with investments in foreign securities and may be under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities.

Forwards Risk. Foreign currency forward contract are a type of derivative contract whereby the Fund may agree to buy or sell a country's or region's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These contracts are subject to the risk of political and economic factors applicable to the countries issuing the underlying currencies and may fall in value due to foreign market downswings or foreign currency value fluctuations. Forward foreign currency contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty and subject to counterparty risk. The Fund's investment or hedging strategies may not achieve their objective. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Derivative contracts ordinarily have leverage inherent in their terms and low margin deposits normally required in trading derivatives permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it

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would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund's potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund's share price.

Futures Contract Risk. A Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

Futures Risk. The Fund’s use of stock index futures as a substitute for stocks or to enhance returns involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

Geographic Concentration Risk. A Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund's net asset value may be more volatile than a more geographically diversified fund.

Growth Stock Risk. "Growth" stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. "Growth" stocks also tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, "growth" stocks tend to be sensitive to changes in their earnings and more volatile in price than the stock market as a whole. In addition, companies that the Advisor or Sub-Advisor believes have significant growth potential are often companies with new, limited or cyclical product lines, markets or financial resources and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

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Hedging Risk. Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

Index Risk. If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.

Industry Concentration Risk. A Fund that concentrates its investments in an industry or group of industries is more vulnerable to adverse market, economic, regulatory, political or other developments affecting such industry or group of industries than a fund that invests its assets more broadly.

Inflation-Indexed Bond Risk. Inflation-indexed bonds are fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation indexed bonds does not adjust according to the rate of inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Inflation-indexed bonds may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-indexed bond will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If the Fund invests in such bonds, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be desirable.

Inflation Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Interest Rate Risk. Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. For example, if interest rates go up by 1.0%, the price of a 4% coupon

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bond will decrease by approximately 1.0% for a bond with 1 year to maturity and approximately 4.4% for a bond with 5 years to maturity.

Interest Rate Risk (for Floating Rate Loans). Changes in short-term market interest rates will directly affect the yield on the shares of a Fund whose investments are normally invested in floating rate debt. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in a Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. The impact of market interest rate changes on a Fund’s yield will also be affected by whether, and the extent to which, the floating rate debt in the Fund’s portfolio is subject to floors on the LIBOR base rate on which interest is calculated for such loans (a “LIBOR floor”). So long as the base rate for a loan remains under the LIBOR floor, changes in short-term interest rates will not affect the yield on such loans. In addition, to the extent that the interest rate spreads on floating rate debt in a Fund’s portfolio experience a general decline, the yield on the Fund’s shares will fall and the value of the Fund’s assets may decrease, which will cause the Fund’s net asset value to decrease. With respect to a Fund’s investments in fixed rate instruments, a rise in interest rates generally causes values to fall. The values of fixed rate securities with longer maturities or duration are more sensitive to changes in interest rates.

Inverse ETF Risk: Investing in inverse ETFs may result in increased volatility due to the funds’ possible use of short sales of securities and derivatives such as options and futures. The use of leverage by an ETF increases risk to the Fund. The more a fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. During periods of increased volatility, inverse ETFs may not perform in the manner they are designed.

Issuer Specific Risk. The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments. The value of each underlying pool will be dependent on the success of the strategies used by its manager or managers. Certain managers may be dependent upon a single individual or small group of individuals, the loss of which could adversely affect their success.

Junk Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk). If that happens, the value of the bond may decrease, and the Fund’s share price may decrease and its income distribution may be reduced. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds (liquidity risk). Such securities may also include “Rule 144A” securities, which are subject to resale restrictions. The lack of a liquid market for these bonds could decrease the Fund’s share price.

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Large Capitalization Stock Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Leverage Risk. Using derivatives can create leverage, which can amplify the effects of market volatility on the Fund’s share price and make the Fund’s returns more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause the Fund to have higher expenses than those of mutual funds that do not use such techniques.

Leveraged ETF Risk: Leveraged ETFs will amplify losses because they are designed to produce returns that are a multiple of the index to which they are linked. Most leveraged ETFs “reset” daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.

Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Litigation Risk. A Fund may be named in a lawsuit despite no wrongdoing by the Fund, its Advisor or Sub-Advisor or any other service provider to the Fund. The defense of a lawsuit may detrimentally impact the Fund and its shareholders, including incurring legal defense cost, regulatory costs and increased insurance premiums.

Loan Risk. Investments in bank loans may subject the Funds to heightened credit risks because such loans tend to be highly leveraged and potentially more susceptible to the risks of interest deferral, default and/or bankruptcy. Senior floating rate loans are often rated below investment grade, but may also be unrated. The risks associated with these loans can be similar to the risks of below investment grade fixed income instruments. An economic downturn would generally lead to a higher non-payment rate, and a senior floating rate loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a senior floating rate loan may decline in value or become illiquid, which would adversely affect the loan’s value. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Therefore, portfolio transactions in loans may have uncertain settlement time periods. Senior floating rate loans are subject to a number of risks described elsewhere in this Prospectus, including liquidity risk and the risk of investing in below-investment grade fixed income instruments.

Machinery and Electrical Equipment Industry Risk. The machinery and electrical equipment industries can be significantly affected by general economic trends, including employment, economic growth, and interest rates; changes in consumer sentiment and spending; overall capital spending levels, which are influenced by an individual company’s profitability and

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broader factors such as interest rates and foreign competition; commodity prices; technical obsolescence; labor relations legislation; government regulation and spending; import controls; and worldwide competition. Companies in these industries also can be adversely affected by liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks, other securities or derivatives in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Market Risk. Overall stock and bond market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Stocks and bonds involve the risk that they may never reach what the manager believes is their full market value, either because the market fails to recognize the security’s intrinsic worth or the manager misgauged that worth. They also may decline in price, even though, in theory, they are already undervalued.

Market Volatility-Linked ETFs Risk. ETFs that are linked to market volatility have the risks associated with investing in futures. An ETF’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the ETF to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

MBS and CMO Risk. MBS and CMOs are subject to credit risk because underlying loan borrowers may default. MBS and CMO default rates tend to be sensitive to overall economic conditions and to localized property vacancy rates and prices. Borrower default rates may be significantly higher than estimated. Certain individual securities may be more sensitive to default rates because payments may be subordinated to other securities of the same issuer. The Advisor's and/or Sub-Advisor’s assessment, or a rating agency’s assessment, of borrower credit quality, default rates and loss rates may prove to be overly optimistic. Additionally, MBS and CMOs are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity at faster or lower rates than expected. The value of these securities may go down as a result of changes in prepayment rates on the underlying mortgages or loans. During periods of declining interest rates, prepayment rates usually increases and the Fund may have to reinvest prepayment proceeds at a lower interest rate. CMOs may be less susceptible to this risk because payment priorities within the CMO may have the effect of a prepayment lock out period.

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Medium (Mid) Capitalization Stock Risk. To the extent the Fund invests in the stocks of mid-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. These companies may experience higher failure rates than larger companies. Mid-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures. Mid-sized companies may also have limited markets, product lines or financial resources and may lack management experience.

Micro Capitalization Risk. Micro capitalization companies may be newly formed or have limited product lines, distribution channels and financial and managerial resources. The risks associated with those investments are generally greater than those associated with investments in the securities of larger, more established companies. This may cause a Fund’s net asset value to be more volatile when compared to investment companies that focus only on large capitalization companies.

Generally, securities of micro capitalization companies are more likely to experience sharper swings in market value, less liquid markets in which it may be more difficult for the Advisor and/or Sub-Advisor to sell at times and at prices that the Advisor and/or Sub-Advisor believes appropriate and generally are more volatile than those of larger companies. Compared to large companies, micro capitalization companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth and (v) shorter operating histories. Further, the equity securities of micro capitalization companies are often traded over the counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, the Fund may be required to dispose of these securities over a larger period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

MLP and MLP-Related Securities Risk. Investments in MLPs and MLP-related securities involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks (which could occur if the MLP raises capital and then invests it in projects whose return fails to exceed the cost of capital raised) and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs or MLP-related securities could enhance or harm the overall performance of the Fund.

○ MLP Tax Risk. MLPs, typically, do not pay U.S. federal income tax at the partnership level. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes

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would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income, as compared to an MLP that is not taxed as a corporation.

Model and Data Risk. Like all quantitative analysis, the investment models utilized by the Sub-Advisor carry the risk that the ranking system, valuation results and predictions might be based on one or more incorrect assumptions, insufficient historical data, inadequate design, or may not be suitable for the purpose intended. In addition, models may not perform as intended for many reasons including errors, omissions, imperfections or malfunctions. Because the use of models are usually based on data supplied by third parties, the success of the Sub-Advisor’s use of such models is dependent on the accuracy and reliability of the supplied data. Historical data inputs may be subject to revision or corrections, which may diminish data reliability and quality of predictive results. Changing and unforeseen market dynamics could also lead to a decrease in the short-term or long-term effectiveness of a model. Models may lose their predictive validity and incorrectly forecast future market behavior and asset prices, leading to potential losses. No assurance can be given that a model will be successful under all or any market conditions.

Mortgage-Backed Securities Risk. Mortgage-backed securities represent participating interests in pools of residential mortgage loans, some of which are guaranteed by the U.S. Government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by a Fund and not the purchase of shares of the Fund.

 Mortgage-backed securities do not have a fixed maturity and their expected maturities may vary when interest rates rise or fall. An increased rate of prepayments on the Fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the Fund as the Fund may be required to reinvest assets at a lower interest rate. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. The prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise. The liquidity of mortgage-backed securities may change over time. Subprime mortgages are riskier and potentially less liquid than mortgage-backed securities.

Municipal Bond Risk. The value of municipal bonds that depend on a specific revenue source or general revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source(s) or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source(s). In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal bonds. There is no guarantee that a municipality will to pay interest or repay principal. In addition, the ability of an issuer to make payments or repay interest may be affected by litigation or bankruptcy. In the event of such an issuer’s bankruptcy, the Fund could experience delays in collecting principal and interest, and may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, a debt holder may, in some instances, take possession of, and manage, the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or

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operation of such assets may not be tax-exempt. Municipal bonds are generally subject to interest rate, credit and market risk.

Because many municipal bonds are issued to finance similar projects (such as those relating to education, health care, housing, transportation, and utilities), conditions in those sectors may affect the overall municipal securities market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. Municipal bonds backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the supporting taxation or the inability to collect revenues for the specific project or specific assets. Municipal bonds are subject to the risk that the Internal Revenue Service (the “IRS”) may determine that an issuer has not complied with applicable tax requirements and that interest from the municipal bond is taxable, which may result in a significant decline in the value of the security. Municipal bonds may be less liquid than taxable bonds and there may be less publicly available information on the financial condition of municipal bond issuers than for issuers of other securities, and the investment performance of the Fund may therefore, be more dependent on the analytical abilities of the Sub-Advisor than if the Fund held other types of investments. The secondary market for municipal bonds also tends to be less well-developed or liquid than many other securities markets, a by-product of lower capital commitments to the asset class by the dealer community, which may adversely affect the Fund’s ability to sell municipal bonds at attractive prices or value municipal bonds.

New Trading Advisor Risk. The Trading Advisor has limited experience managing a futures component of a mutual fund. Mutual funds and their advisors are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to the Trading Advisor’s management of other types of individual and institutional accounts. As a result, investors do not have a long-term track record of managing a futures component of a mutual fund from which to judge the Trading Advisor and the Trading Advisor may not achieve the intended result in managing the futures component of the Fund.

Non-diversification Risk. The Fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Options Market Risk. Markets for options and options on futures may not always operate on a fair and orderly basis. At times, prices for options and options on futures may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The dysfunction and manipulation of volatility and options markets may make it difficult for the fund to effectively implement its investment strategy and achieve its objectives and could potentially lead to significant losses.

Options Risk. There are risks associated with the sale and purchase of call and put options. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. As a seller (writer) of a put option, the Fund will lose

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money if the value of the security or futures falls below the strike price. As a seller (writer) of a call option, the Fund will lose money if the value of the security or futures rises above the strike price. If unhedged, a Fund’s written calls expose the Fund to potentially unlimited losses.

Over-the-Counter (“OTC”) Trading Risk. Certain of the derivatives in which a Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments related to the EXHEDG Index. The Fund invests in securities included in, or representative of securities included in, the EXHEDG Index, regardless of their investment merits. The Fund does not take defensive positions under any market conditions, including conditions that are adverse to the performance of the Fund, unless such defensive positions are also taken by the EXHEDG Index.

Preferred Stock Risk. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move more slowly upwards than common stock prices. In an issuer bankruptcy, preferred stock holders are subordinate to the claims of debtholders and may receive little or no recovery.

Prepayment Risk. During periods of declining interest rates, prepayment of loans underlying underlying fixed income securities, including mortgage-backed and asset-backed securities usually accelerates. Prepayment may shorten the effective maturities of these securities, reducing their yield and market value, and the Fund may have to reinvest at a lower interest rate.

Real Estate and REIT Risk. A Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate. These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects. Investing in REITs involves certain unique risks in addition to those associated with the real estate sector generally. REITs whose underlying properties are concentrated in a particular industry or region are also subject to risks affecting such industries and regions. REITs (especially mortgage REITs) are also subject to interest rate risks. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to Fund expenses. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. Subprime mortgages are riskier and potentially less liquid than other mortgage-backed securities.

Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.

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Repurchase and Reverse Repurchase Agreements Risk. A Fund may enter into repurchase agreements in which it purchases a security (known as the "underlying security") from a securities dealer or bank. In the event of a bankruptcy or other default by the seller of are purchase agreement, a Fund could experience delays in liquidating the underlying security and losses in the event of a decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement. Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment, and involve the risk that (i) the other party may fail to return the securities in a timely manner, or at all, and (ii) the market value of assets that are required to be repurchased decline below the purchase price of the asset that has to be sold, resulting in losses to the Fund.

Restricted Securities Risk. A Fund may hold securities that are restricted as to resale under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may prevent the Fund from disposing of them promptly at reasonable prices or at all. A Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

Risk Management Risk. The measures that the Advisor, Sub-Advisors or portfolio manager use to monitor and manage the risks of the Fund may not accomplish the intended results and a Fund may experience losses significantly greater than expected.

Sampling Risk. The Fund’s use of a representative sampling approach, if used, could result in its holding a smaller number of securities than are in the EXHEDG Index. As a result, an adverse development with an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the EXHEDG Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Sector Concentration Risk. Sector concentration risk is the possibility that securities within the same sector will decline in price due to sector-specific market or economic developments. If a Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. The net asset value of the Fund will fluctuate based on changes in the value of the securities in which the Fund invests. The Fund invests in securities that may be more volatile and carry more risk than some other forms of investment. The price of securities may rise or fall because of economic or political changes. Security prices in general may decline over short or even extended periods of time. Market prices of securities in broad market segments may be adversely affected by a prominent issuer having

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experienced losses, lack of earnings, failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

Segregation Risk. In order to secure its obligations to cover its short positions on options, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

Short Position Risk: The Fund’s long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Fund’s overall potential for loss. The Fund’s short positions may result in a loss if the price of the short position instruments rise and it costs more to replace the short positions. In contrast to the Fund’s long positions, for which the risk of loss is typically limited to the amount invested, the potential loss on the Fund’s short positions is potentially large. Market factors may prevent the Fund from closing out a short position at the most desirable time or at a favorable price.

Short Selling Risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons.

Small and Mid-Capitalization Stock Risk. To the extent the Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Smaller-sized companies may experience higher failure rates than do larger companies. The trading volume of securities of smaller-sized companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Smaller-sized companies may have limited markets, product lines or financial resources and may lack management experience.

Sovereign Debt Risk. The issuer of the foreign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. The market prices of sovereign debt, and the Fund’s net asset value, may be more volatile than prices of U.S. debt obligations and certain emerging markets may encounter difficulties in servicing their debt obligations.

Structured Note Risk. The Fund may seek investment exposure to sectors through structured notes that may be exchange traded or may trade in the over the counter market.  These notes are typically issued by banks or brokerage firms, and have interest and/or principal payments which are linked to changes in the price level of certain assets or to the price performance of certain indices.  The value of a structured note will be influenced by time to maturity, level of supply

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and demand for this type of note, interest rate and market volatility, changes in the issuer's credit quality rating, and economic, legal, political, or events that affect the industry.  In addition, there may be a lag between a change in the value of the underlying reference asset and the value of the structured note.  Structured notes may also be subject to counterparty risk.  The Fund may also be exposed to increased transaction costs when it seeks to sell such notes in the secondary market.

Sub-Prime Mortgage Risk. Lower-quality notes, such as those considered "sub-prime" are more likely to default than those considered "prime" by a rating evaluation agency or service provider. An economic downturn or period of rising interest rates could adversely affect the market for sub-prime notes and reduce a Fund's ability to sell these securities. The lack of a liquid market for these securities could decrease a Fund's share price. Additionally, borrowers may seek bankruptcy protection which would delay resolution of security holder claims and may eliminate or materially reduce liquidity.

Swap Risk. The Fund may use swaps to enhance returns and manage risk. The Fund's use of swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund's potential for loss and, therefore, amplify the effects of market volatility on the Fund's share price.

Tax Risk: By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. The subsidiary is classified as a controlled foreign corporation for US tax purposes. Typically any gains/losses from trading in 1256 futures contracts, such as exchange-traded commodity futures contracts, are taxed 60% as long term capital gains/losses and 40% short term capital gains/losses. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments in the Underlying Pools will be passed through to the Fund as ordinary income and reflected on shareholder’s tax Forms 1099 as such.

Technology Sector Risk. Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of

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technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the EXHEDG Index. Tracking error may occur because of imperfect correlation between the Fund’s holdings of portfolio securities and those in the EXHEDG Index, pricing differences, the Fund’s holding of cash, differences on timing of the accrual of dividends, changes to the EXHEDG Index or the need to meet various regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the EXHEDG Index does not.

Tracking Risk of ETFs. The ETFs in which a Fund may invest will not be able to replicate exactly the performance of the indices or sector they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which a Fund may invest will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices.

Turnover Risk: The Fund may have a high turnover of the securities held in its portfolio. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Underlying Fund Risk. Other investment companies including mutual funds, ETFs and closed-end funds (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, but the sub-adviser expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in the Fund. Additional risks of investing in ETFs and mutual funds are described below:

Closed-End Fund Risk. Closed-end funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing will be higher than the cost of investing directly in a closed-end fund and may be higher than other mutual funds that invest directly in stocks and bonds. Closed-end funds are also subject to management risk because the adviser to the underlying closed-end fund may be unsuccessful in meeting the fund’s investment objective. These funds may also trade at a discount or premium to their net asset value and may trade at a larger discount or smaller premium subsequent to purchase by the Fund. Since closed-end funds trade on exchanges, the Fund will also incur brokerage expenses and commissions when it buys or sells closed-end fund shares.

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ETF Tracking Risk: Investment in the Fund should be made with the understanding that the passive ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the passive ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the passive ETFs may, from time to time, temporarily be unavailable, which may further impede the passive ETFs’ ability to track their applicable indices.

Inverse Correlation Risk: Underlying Funds that are inverse funds should lose value as the index or security tracked by such fund’s benchmark increases in value; a result that is the opposite from traditional mutual funds. Successful use of inverse funds requires that the adviser correctly predict short term market movements. If the Fund invests in an inverse fund and markets rise, the Fund could lose money. Inverse funds may also employ leverage such that their returns are more than one times that of their benchmark.

Management Risk: When the Fund invests in Underlying Funds there is a risk that the investment advisers of those Underlying Funds may make investment decisions that are detrimental to the performance of the Fund.

Mutual Fund Risk. Mutual funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing will be higher than the cost of investing directly in a mutual fund and may be higher than other mutual funds that invest directly in stocks and bonds. Mutual funds are also subject management risk because the adviser to the underlying mutual fund may be unsuccessful in meeting the fund’s investment objective and may temporarily pursue strategies which are inconsistent with the Fund’s investment objective.

Net Asset Value and Market Price Risk: The market value of ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when shares trade at a premium or discount to net asset value.

Strategies Risk: Each Underlying Fund is subject to specific risks, depending on the nature of the fund. These risks could include liquidity risk, sector risk, and foreign currency risk, as well as risks associated with fixed income securities and commodities.

U.S. Agency Securities Risk. The Fund may invest in U.S. government or agency obligations. Securities issued or guaranteed by federal agencies and U.S. government sponsored entities may or may not be backed by the full faith and credit of the U.S. government.

U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. A

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Fund may be subject to such risk to the extent it invests in securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises.

Volatility Risk. The Fund’s performance may be volatile, which means that the Fund’s performance may be subject to substantial short term changes up or down.

Wholly-Owned Subsidiary Risk. The Subsidiary will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. The Fund, by investing in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, the Fund wholly owns and controls the Subsidiary. Shareholders of the Fund will indirectly be subject to the principal risks of the Subsidiary by virtue of the Fund’s investment in the Subsidiary. The investments of the Fund and Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders. The Fund’s Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as the sole shareholder of the Subsidiary. Also, the Adviser, in managing the Subsidiary’s portfolio, will be subject to the same investment restrictions and operational guidelines that apply to the management of the Fund. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns. The Fund and the Subsidiary are “commodity pools” under the U.S. Commodity Exchange Act, and the Adviser is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to the Fund and the Subsidiary and subject each to CFTC penalties if reporting was found to be deficient.

Portfolio Holdings Disclosure Policies

A description of the Funds’ policies regarding disclosure of the securities in the Funds’ portfolios is found in the Statement of Additional Information (“SAI”).

Cybersecurity

The computer systems, networks and devices used by the Funds and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Funds and their service providers, systems, networks, or devices potentially can be breached. The Funds and their shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices;

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infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Funds’ business operations, potentially resulting in financial losses; interference with the Funds’ ability to calculate its net asset value (“NAV”); impediments to trading; the inability of the Funds, the adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Funds invest; counterparties with which the Funds engage in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Funds’ shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

HOW TO BUY SHARES

Purchasing Shares

You may buy shares on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (“NYSE”) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

Each Fund calculates its NAV per share as of the close of regular trading on the NYSE every day the NYSE is open. The NYSE normally closes at 4:00 p.m. Eastern Time (“ET”). Each Fund’s NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent.

All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before 4:00 p.m. (ET) will be processed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

the name of the Fund and share class

the dollar amount of shares to be purchased

a completed purchase application or investment stub

check payable to the applicable Fund

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Sales Charge Waivers and Reductions Available Through Certain Financial Intermediaries

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the Funds or through a financial intermediary. Intermediaries may impose different sales charges other than those listed below for Class A shares and may have different policies and procedures regarding the availability of sales load and waivers or reductions. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers”. Appendix A is incorporated by reference into (or legally considered part of) this prospectus.

In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these reductions or waivers.

Multiple Classes

Each Fund offers Class A, Class C and Class I shares. Each Class of shares has a different distribution arrangement and expenses to provide for different investment needs. This allows you to choose the class of shares most suitable for you depending on the amount and length of investment and other relevant factors. Sales personnel may receive different compensation for selling each class of shares. Each class of shares represents an interest in the same portfolio of investments in a Fund. Not all share classes may be available in all states.

Class A Shares

You can buy Class A shares at the public offering price, which is the NAV plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described below. The up-front sales charge also does not apply to Class A shares acquired through reinvestment of dividends and capital gains distributions. Class A shares are subject to a 12b-1 fee of 0.25% which is lower than the 12b-1 fee of 1.00% for the Class C shares. Please see Appendix A for more information.

The up-front Class A sales charge and the commissions paid to dealers for the Funds are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
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$100,000 but less than $250,000	4.00%	4.17%	3.25%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.50%	2.56%	2.00%
$1,000,000 and above (1)	0.00%	0.00%	0.00%(2)

(1) In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a 1.00% contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within two years of purchase. For Class A shares purchased prior to November 1, 2014, the CDSC may be assessed on shares redeemed within 18 months of purchase. As explained below, the CDSC for these Class A shares is based on the NAV at the time of purchase. The holding period for the CDSC begins on the day you buy your shares. Some intermediaries may waive the CDSC under certain circumstances. Please refer to Appendix A for more information. Certain intermediaries may provide different CDSC waivers or discounts which are described in Appendix A to this prospectus, entitled “Intermediary-Specific Sales Charge Reductions and Waivers”.

(2) The Advisor may pay a commission out of its own resources to broker-dealers who initiate and are responsible for the purchase of shares of $1 million or more in accordance with the following schedule: 1.00% of Class A shares purchases of $1,000,000 to $4,999,999; 0.50% of Class A shares purchases of $5,000,000 to $9,999,999; and 0.25% of Class A shares purchases of $10,000,000 and over.

For each Fund, if you invest $1 million or more either as a lump sum or through rights of accumulation quantity discount or letter of intent programs, you can buy shares without an initial sales charge.

How to Reduce Your Sales Charge

We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares.

Class A Sales Charge Reductions

Reduced sales charges are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances.

Letter of Intent: An investor may qualify for a reduced sales charge immediately by stating his or her intention to invest in one or more of the Funds, during a 13-month period, an amount that would qualify for a reduced sales charge and by signing a Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. However, if an investor does not buy enough shares to qualify for the lower sales charge by the end of the 13-month period (or when you sell your shares, if earlier), the additional shares that were purchased due to the reduced sales charge credit the investor received will be liquidated to pay the additional sales charge owed.

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Rights of Accumulation: You may add the current value of all of your existing Catalyst Fund shares to determine the front-end sales charge to be applied to your current Class A purchase. Only balances currently held entirely at the Funds or, if held in an account through a financial services firm, at the same firm through whom you are making your current purchase, will be eligible to be added to your current purchase for purposes of determining your Class A sales charge. You may include the value of Catalyst Funds’ investments held by the members of your immediately family, including the value of Funds’ investments held by you or them in individual retirement plans, such as individual retirement accounts, or IRAs, provided such balances are also currently held entirely at the Funds or, if held in an account through a financial services firm, at the same financial services firm through whom you are making your current purchase. The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s NAV. If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current purchase broker-dealer.

Investments of $1 Million or More: For each Fund, with respect to Class A shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1.00% CDSC on shares redeemed within two years of purchase (excluding shares purchased with reinvested dividends and/or distributions). The CDSC for these Class A shares is based on the NAV at the time of purchase. The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 15th of the month, they will age one month on the 15th day of the next month and each following month. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased.

Class A Sales Charge Waivers: The Funds may sell Class A shares at NAV (i.e. without the investor paying any initial sales charge) to certain categories of investors, including: (1) investment advisory clients or investors referred by the Advisor or its affiliates; (2) officers and present or former Trustees of the Trust; directors and employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively “relatives”) of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative; if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (3) the Advisor or its affiliates and certain employee benefit plans for employees of the Advisor; (4) fee-based financial planners and registered investment advisors who are purchasing on behalf of their clients where there is an agreement in place with respect to such purchases; (5) registered representatives of broker-dealers who have entered into selling agreements with the Advisor for their own accounts; and (6) participants in no-transaction-fee programs of broker dealers that that have entered into an agreement with respect to such purchases.

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For more information regarding which intermediaries may have agreements with the Fund or distributor and their policies and procedures with respect to purchases at NAV, see Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers”. In addition, certain intermediaries may also provide for different sales charge discounts, which are also described in Appendix A to this prospectus.

Additional information is available by calling 866-447-4228. Your financial advisor can also help you prepare any necessary application forms. You or your financial advisor must notify the Funds at the time of each purchase if you are eligible for any of these programs. The Funds may modify or discontinue these programs at any time. Information about Class A sales charges and breakpoints is available on the Funds’ website at www.CatalystMF.com.

Certain intermediaries may provide for different sales charge discounts, which are described in Appendix A to this prospectus, entitled “Intermediary-Specific Charge Reductions and Waivers”.

Class C Shares

You can buy class C shares at NAV. Class C shares are subject to a 12b-1 fee of 1.00% of the Fund’s average daily net assets. Because Class C shares pay a higher 12b-1 fee than Class A shares, Class C shares have higher ongoing expenses than Class A shares.

Class I Shares

Sales of Class I shares are not subject to a front-end sales charge or an annual 12b-1 fee. Availability of Class I shares is subject to agreement between the distributor and financial intermediary.

Distribution Plans

Each Fund has adopted distribution and service plans under Rule 12b-1 of the 1940 Act that allows each Fund to pay distribution and/or service fees in connection with the distribution of its Class A and Class C shares and for services provided to shareholders. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A Shares. Under the Funds’ Plan related to the Class A Shares, each Fund may pay an annual fee of up to 0.50% of the average daily net assets of the respective Fund’s Class A Shares (the “Class A 12b-1 Fee”) for shareholder services and distribution related expenses. Each Fund is currently paying a Class A 12b-1 Fee of 0.25% of its average daily net assets. If authorized by the Board and upon notice to shareholders, the Fund may increase the percentage paid under the Plan up to the Class A 12b-1 Fee amount. All or a portion of the distribution and services fees may be paid to your financial advisor for providing ongoing services to you.

Class C Shares. Under the Funds’ Plan related to the Class C Shares, each Fund may pay an annual fee of up to 1.00% of the average daily net assets of the respective Fund’s Class C Shares. All or a portion of the distribution and services fees may be paid to your financial advisor for providing ongoing service to you.

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Opening an Account

You may purchase shares directly through the Funds’ transfer agent or through a brokerage firm or other financial institution that has agreed to sell Fund shares. If you purchase shares through a brokerage firm or other financial institution, you may be charged a fee by the firm or institution.

If you are investing directly in a Fund for the first time, please call toll-free 1-866-447-4228 to request a Shareholder Account Application. You will need to establish an account before investing. Be sure to sign up for all the account options that you plan to take advantage of. For example, if you would like to be able to redeem your shares by telephone, you should select this option on your Shareholder Account Application. Doing so when you open your account means that you will not need to complete additional paperwork later.

If you are purchasing through the Funds’ transfer agent, send the completed Shareholder Account Application and a check payable to the appropriate Fund to the following address:

Catalyst Funds
c/o Gemini Fund Services, LLC
17605 Wright Street, Suite 2
Omaha NE 68130

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, credit cards or third party checks will be accepted. A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or a Fund is unable to debit your predesignated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. Your investment in a Fund should be intended to serve as a long-term investment vehicle. The Funds are not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. Each Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading. Each Fund also reserves the right to stop offering shares at any time.

If you choose to pay by wire, you must call the Funds’ transfer agent, at 1-866-447-4228 to obtain instructions on how to set up your account and to obtain an account number and wire instructions.

Wire orders will be accepted only on a day on which the Funds, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money and purchase order are received by the Funds. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Funds or the transfer agent. The Funds presently do not charge a fee for the receipt of wired funds, but the Funds may charge shareholders for this service in the future.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each

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person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information, and may take additional steps to verify your identity. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

Minimum Purchase Amount

The minimum initial investment in each share class of a Fund is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment in a Fund is $50. The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts. Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution. To the extent investments of individual investors are aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

Automatic Investment Plan

You may open an automatic investment plan account with a $100 initial purchase and a $100 monthly investment. If you have an existing account that does not include the automatic investment plan, you can contact the Funds’ transfer agent to establish an automatic investment plan. The automatic investment plan provides a convenient method to have monies deducted directly from your bank account for investment in the Funds. You may authorize the automatic withdrawal of funds from your bank account for a minimum amount of $100. The Funds may alter, modify or terminate this plan at any time. To begin participating in this plan, please complete the Automatic Investment Plan Section found on the application or contact the Funds at 1-866-447-4228.

Additional Investments

The minimum subsequent investment in the Funds is $50. You may purchase additional shares of a Fund by check or wire. Your bank wire should be sent as outlined above. You also may purchase Fund shares by making automatic periodic investments from your bank account. To use this feature, select the automatic investment option in the account application and provide the necessary information about the bank account from which your investments will be make. You may revoke your election to make automatic investments by calling 1-866-447-4228 or by writing to the Fund at:

Catalyst Funds
c/o Gemini Fund Services, LLC
17605 Wright Street, Suite 2
Omaha NE 68130

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Other Purchase Information

Each Fund may limit the amount of purchases and refuse to sell to any person. If your electronic funds transfer is incomplete, payment is not completed due to insufficient funds, stop payment, closed account, a check does not clear your bank, or the Fund is unable to debit your predesignated bank account, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can, with notice, redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund. Each Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. These broker-dealers and financial institutions may charge a fee for their services. A Fund is deemed to have received an order when the authorized person or designee receives the order, and the order is processed at the NAV next calculated thereafter.

Market Timing

The Funds discourage market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. To the extent that a Fund significantly invests in small or mid-capitalization equity securities or derivative investments, because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board has adopted a policy directing the Funds to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of a Fund that indicates market timing or trading that it determines is abusive. This policy applies uniformly to all Fund shareholders. While the Funds attempt to deter market timing, there is no assurance that they will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Omnibus accounts typically provide each Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Funds to detect market timing, and there can be no assurance that the Funds will be able to do so.

HOW TO REDEEM SHARES

You may redeem your shares on any business day. Redemption orders received in good order by the Funds’ transfer agent or by a brokerage firm or other financial institution that sells Fund shares, authorized to accept redemption orders on the Fund’s behalf, before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s NAV.

The Funds typically expect that it will take up to seven calendar days following the receipt of your redemption request by any method to pay out redemption proceeds by check or electronic transfer. The Funds typically expect to pay redemptions from cash, cash equivalents, proceeds

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from the sale of Fund shares, any lines of credit, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions.

Shares of the Funds may be redeemed by mail or telephone. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail. You may redeem any part of your account in a Fund at no charge by mail. Your request, in good form, should be addressed to:

Catalyst Funds
c/o Gemini Fund Services, LLC
17605 Wright Street, Suite 2
Omaha NE 68130

“Good form” means your request for redemption must:

Include the Fund name and account number;

Include the account name(s) and address;

State the dollar amount or number of shares you wish to redeem; and

Be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.

The Funds may require that the signatures be guaranteed if you request the redemption check be mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Funds may also require that signatures be guaranteed for redemptions of $100,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at 1-866-447-4228 if you have questions. At the discretion of the Funds, you may be required to furnish additional legal documents to insure proper authorization.

By Telephone. You may redeem any part of your account in a Fund by calling the transfer agent at 1-866-447-4228. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Funds, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Funds may terminate the telephone redemption procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Funds, although neither the Funds nor the transfer agent have ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions

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or exchanges. If you are unable to reach the Funds by telephone, you may request a redemption or exchange by mail.

Redemptions in Kind: The Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than the lesser of $250,000 or 1% of a Fund’s assets. The securities will be chosen by a Fund and valued under the Fund’s NAV procedures. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash. However, the Board has determined that, until otherwise approved by the Board, all redemptions in the Funds be made in cash only. If the Board determines to allow the Funds to redeem in kind in the future, the Funds will provide shareholders with notice of such change to the redemption policy.

Additional Information. If you are not certain of the requirements for redemption please call the transfer agent at 1-866-447-4228. Redemptions specifying a certain date or share price cannot be accepted and will be returned. The Funds typically expect to pay redemptions from cash, cash equivalents, proceeds from the sale of fund shares, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions. You may be assessed a fee if a Fund incurs bank charges because you request that the Fund re-issue a redemption check. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the SEC, the Funds may suspend redemptions or postpone payment dates.

Because each Fund incurs certain fixed costs in maintaining shareholder accounts, a Fund may require you to redeem all of your shares in the Fund on 30 days written notice if the value of your shares in the Fund is less than $2,500 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in a Fund to the minimum amount within the 30-day period. All shares of a Fund are also subject to involuntary redemption if the Board determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

Exchange Privilege

You may exchange shares of a particular class of a Fund only for shares of the same class of another Fund. For example, you can exchange Class A shares of the Macro Strategy Fund for Class A shares of the Systematic Alpha Fund. Shares of the Fund selected for exchange must be available for sale in your state of residence. You must meet the minimum purchase requirements for the Fund you purchase by exchange. For tax purposes, exchanges of shares involve a sale of shares of the Fund you own and a purchase of the shares of the other Fund, which may result in a capital gain or loss. In order to exchange shares of a Fund on a particular day, the Fund or its designated agent must receive your request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) that day. Exchanges are made at the NAV determined after the order is considered received.  You will not be charged the upfront sales charge or the CDSC on exchanges of Class A shares.

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Converting Shares

Shareholders of a Fund may elect on a voluntary basis to convert their shares in one class of the Fund into shares of a different class of the same Fund, subject to satisfying the eligibility requirements for investment in the new share class. Shares may only be converted into a share class with a lower expense ratio than the original share class. Shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Advisor or the Fund’s distributor may be automatically converted by the financial intermediary, without notice, to a share class with a lower expense ratio than the original share class, if such conversion is consistent with the fee-based or wrap fee program’s policies.

An investor may directly or through his or her financial intermediary contact the Funds to request a voluntary conversion between share classes of the same Fund as described above. You may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, redemption fee or other charge. A share conversion within a Fund will not result in a capital gain or loss for federal income tax purposes. The Funds may change, suspend or terminate this conversion feature at any time.

VALUING THE FUNDS’ ASSETS

Each Fund’s assets are generally valued at their market value. If market prices are not available or, in the Advisor’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially effects fair value, the Advisor will value the Funds’ assets at their fair value according to policies approved by the Board. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Advisor may need to price the security using the Fund’s fair value pricing guidelines. In these cases, the Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors. Securities trading on overseas markets present time zone arbitrage opportunities when events effecting portfolio security values occur after the close of the overseas market, bur prior to the close of the U.S. market. Fair valuation of a Fund’s securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by short term traders. The Funds may use pricing services to determine market value. The NAV for a Fund investing in other investment companies is calculated based upon the NAV of the underlying investment companies in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Because the Funds may invest in securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the Funds do not price its shares, the value of some of the Funds’ portfolio securities may change on days when you may not be able to buy or sell Fund shares.

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DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

Each Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the applicable Fund unless you request cash distributions on your application or through a written request to the Fund. Each Fund expects that its distributions will consist of both capital gains and dividend income. The Systematic Alpha Fund, Hedged Futures Strategy Fund, Exceed Defined Risk Fund, Macro Strategy Fund and Millburn Hedge Strategy Fund intend to make annual dividend distributions. The Multi-Strategy Fund intends to make monthly dividend distributions. Each Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards) annually.

Taxes

In general, selling shares of a Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares. A Fund may produce capital gains even if it does not have income to distribute and performance has been poor.

Early each year, the Funds will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor’s tax circumstances are unique, please consult with your tax advisor about your investment.

For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from a Fund and net gains from the disposition of shares of a Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in a Fund.

MANAGEMENT OF THE FUNDS

Advisor

Catalyst Capital Advisors LLC, a New York limited liability company located at 36 North New York Avenue, Huntington, NY serves as Advisor to the Funds. The Advisor was formed on January 24, 2006. Management of the Funds is currently its primary business. The Advisor is under common control with AlphaCentric Advisors LLC and Rational Advisors, Inc., the

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investment advisors of other funds in the same group of investment companies also known as a “fund complex”. Information regarding the funds in the Fund Complex can be found at Information regarding the funds in the Fund Complex can be found at http://intelligentalts.com. Under the terms of the management agreement, Catalyst Capital Advisors LLC is responsible for formulating the Funds’ investment policies, making ongoing investment decisions and engaging in portfolio transactions.

Portfolio Managers:

David Miller - Senior Portfolio Manager of the Advisor (Catalyst Systematic Alpha Fund, Catalyst Macro Strategy Fund)

Mr. Miller has been responsible for the day-to-day management of the Macro Strategy Fund since 2014 and Systematic Alpha Fund since 2015. Prior to founding the Advisor, Mr. Miller was the CEO of Investment Catalyst, an investment newsletter he founded in 2005. The Investment Catalyst newsletter worked to identify undervalued stocks with a near term catalyst for appreciation. Mr. Miller was a trader with UBS, working on the equity derivatives desk from July 2002 until December 2002. Mr. Miller was the CEO of MovieDaze Media Group, a search engine marketing company that he co-founded in 2003 and sold in 2006. He received a BS in Economics from the University of Pennsylvania, Wharton School and a MBA in Finance from the University of Michigan, Ross School of Business.

Edward S. Walczak - Portfolio Manager of the Advisor (Catalyst Hedged Futures Strategy Fund and Catalyst Hedged Commodity Strategy Fund)

Edward S. Walczak is a Portfolio Manager of the Advisor and has been responsible for the day-to-day management of the Hedged Futures Strategy Fund’s portfolio (and its predecessor fund) and the Hedged Commodity Strategy Fund since their inceptions. Mr. Walczak is Member and Trader for Arlington Capital Management since 2014. From 2005 until ceasing operations in 2015 and dissolved in 2017, Mr. Walczak was the Managing Member and portfolio manager of Harbor Financial, LLC, a registered Commodity Trading Advisor and Commodity Pool Operator. His previous professional experience also includes serving as the Vice President for Operations of Acuity Specialty Products; Vice President of Supply Chain, Vice President of Purchasing and Vice President of Engineering of Brach and Brock Confections; and Captain of the U.S. Army Corps. Mr. Walczak has a Bachelor of Arts degree in Physics and Economics from Middlebury College and a Master of Business Administration from Harvard University’s Graduate School of Business.

Trading Advisor – Catalyst Multi-Strategy Fund

Caddo Capital Management, LLC, a Delaware corporation located at 1 Sansome Street, San Francisco, CA 94104, is the trading advisor to the Fund. The Trading Advisor is registered with the CFTC as a “commodity pool operator” and as a “commodity trading advisor”. In addition to serving as the trading advisor to the Fund, the Trading Advisor provides services to high-net worth individuals, family offices and other institutional investors. The principal owner of the Trading Advisor is Darren Kottle.

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Subject to the oversight and approval of the Advisor, the Trading Advisor is responsible for making investment decisions and ordering the execution of portfolio transactions for the futures component of the Fund’s portfolio. In addition, the Trading Advisor is responsible for maintaining certain transaction and compliance related records of the Fund. As compensation for the trading advisory services it provides to the Fund, the Advisor will pay the Trading Advisor 50% of the net management fees that the Advisor receives from the Fund.

Darren J. Kottle – Chief Investment Officer of the Trading Advisor (Catalyst Multi-Strategy Fund)

Darren J. Kottle is the founder and Chief Investment Officer of the Trading Advisor. Mr. Kottle has held these positions since 2011. He served as a Portfolio Manager of the Trading Advisor from January 2018 to March 2018. From November 2008 until October 2011, Mr. Kottle was co-head of Financial Institution Solutions Group at Bank of America Merrill Lynch. Prior to that, he was employed by Citigroup from January 2001 until November 2008. Mr. Kottle graduated Phi Beta Kappa from Stanford University with Honors in June 1999 (B.A. in Economics). At Stanford, he conducted research for Nobel-prize winning economist Kenneth Arrow. Mr. Kottle is a CFA charter holder.”

Charles Ashley - Portfolio Manager of the Advisor

Mr. Ashley has served as a portfolio manager of the Advisor since November 2017. Mr. Ashley joined the Advisor in February 2016 as a senior analyst to provide investment research and assist with the day-to-day management of several mutual funds. Prior to joining the Advisor, he was the Executive Vice President of Absocold Corporation, a privately held white goods manufacturer, since 2013. From 2006 to 2013, he served in various sales and management roles with Absocold Corporation. His previous experience also includes equity sales and equity research at BMO Capital Markets in 2012. Mr. Ashley has an MBA from the University of Michigan Ross School of Business and a B.A. from the Michigan State University Eli Broad College of Business.

Kimberly Rios - Portfolio Manager of the Advisor (Catalyst Hedged Commodity Strategy Fund)

Kimberly Rios, CFA, CMT, is a Portfolio Manager of the Advisor and has been responsible for the day-to-day management of the Catalyst Hedged Commodity Strategy Fund’s portfolio since its inception. Ms. Rios joined the Advisor as Assistant Portfolio Manager in December 2014 and became a Portfolio Manager of the Advisor in September 2015. From May 2011 to October 2014, Ms. Rios was a Portfolio Specialist of RMR Financial Advisors, LLC. Ms. Rios traveled and took family time from November 2010 to May 2011. From September 2002 to December 2010, Ms. Rios invested in residential properties and owned a home inspection franchise. Her previous professional experience also includes serving as an Equity Trader and Assistant Currency Trader at Brandes Investment Partners; Assistant Portfolio Manager and Trader at Roxbury Capital Management; and Equity Analyst at Northern Capital. Ms. Rios has a BSBA in Economics and Finance from University of Arizona.

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Sub-Advisor – Exceed Defined Risk Fund and Exceed Defined Shield Fund

The Exceed Defined Risk and Exceed Defined Shield Funds’ investment sub-advisor is Exceed Advisory LLC (the “Sub-Advisor”), 28 West 44 Street, 16th Floor, New York, NY 10036. The Sub-Advisor is registered as an investment adviser under the Investment Advisers Act of 1940. The Sub-Advisor was founded in July 2014 and is a registered investment advisor providing investment management services to registered investment companies.

Subject to the oversight and approval of the Advisor, the Sub-Advisor is primarily responsible for the day-to-day management of the Exceed Defined Risk and Exceed Defined Shield Funds’ portfolios. In addition, the Sub-Advisor is responsible for maintaining certain transaction and compliance related records of the Exceed Defined Risk and Exceed Defined Shield Funds. As compensation for the sub-advisory services it provides to the Exceed Defined Risk and Exceed Defined Shield Funds, the Advisor will pay the Sub-Advisor 50% of the net management fees that the Advisor receives from the Fund.

Portfolio Manager: Exceed Defined Risk Fund and Exceed Defined Shield Fund

Joseph Halpern, Chief Executive Officer and Portfolio Manager of the Sub-Advisor, is primarily responsible for the day-to-day management of the Exceed Defined Risk and Exceed Defined Shield Funds. Mr. Halpern has served as the Exceed Defined Risk and Exceed Defined Shield Funds’ Portfolio Manager since December 2016.

Joseph Halpern – Chief Executive Officer and Portfolio Manager of the Sub-Advisor

Mr. Halpern is the Chief Executive Officer and Portfolio Manager of the Sub-Advisor and has served as a portfolio manager of the Exceed Defined Risk and Exceed Defined Shield Funds since December 2016. He is also a founding partner Exceed Investments, LLC since 2013. From December 2016 to June 2017, he was a Portfolio Manager of Catalyst. From 2010 to founding Exceed Investments, LLC in 2013, Mr. Halpern was a director at Lamco, the asset management division of Lehman Brothers Holdings Inc. where he managed the exotic derivatives commodities book, was chief negotiator on a number of global bank settlements and was a lead member of a task force on structured products. From 2007 to 2010, Mr. Halpern was Director on the Equity Derivatives Trading desk of ING Financial Markets, a global financial institution. Prior to joining ING, Mr. Halpern was SVP of Strategy and Risk for Kellogg Capital Group’s derivatives division. From 2002 to 2006, Mr. Halpern was a partner at Halpern Capital, a boutique investment bank focusing on investment banking and trading services in addition to providing independent research to institutional clients. From 1996 to 2002, Mr. Halpern was at Letco Specialists, since acquired by TD Securities, where he began his career as a derivatives trader and became the youngest partner. Mr. Halpern has a BS from New York University, Stern School of Business.

Sub-Advisor – Millburn Hedge Strategy Fund

Millburn Ridgefield Corporation, a Delaware corporation located at 411 West Putnam Avenue, Greenwich, CT 06830, is the investment sub-adviser to the Fund. In addition to serving as the

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investment sub-adviser to the Fund, the Sub-Advisor is a registered investment adviser providing investment management or adviser services to pooled investment vehicles that it sponsors and separate accounts. The principal owners of Millburn are Harvey Beker, George Crapple, Barry Goodman, and Grant Smith.

Subject to the oversight and approval of the Advisor, the Sub-Advisor is responsible for making investment decisions and ordering the execution of portfolio transactions for the Fund. In addition, the Sub-Advisor is responsible for maintaining certain transaction and compliance related records of the Fund. As compensation for the sub-advisory services it provides to the Fund, the Advisor will pay the Sub-Advisor 50% of the management fees that the Advisor receives from the Fund.

Portfolio Managers - Millburn Hedge Strategy Fund

Barry Goodman. Mr. Goodman became Co-Chief Executive Officer of Millburn Ridgefield Corporation on November 1, 2015, serves as a member of Millburn Ridgefield Corporation’s Investment Committee, and has served as Executive Director of Trading for Millburn Ridgefield Corporation and The Millburn Corporation since 1998. Prior to November 1, 2015, he also served as Executive Vice President of Millburn Ridgefield Corporation and The Millburn Corporation.  Mr. Goodman also plays an integral role in business and product development, and in the strategic direction of the firm as a whole.  Mr. Goodman joined Millburn Ridgefield Corporation and The Millburn Corporation (including its affiliate, Millburn Partners) in November 1982 as Assistant Director of Trading.  From September 1980 through October 1982, he was a commodity trader at the brokerage firm of E.F. Hutton & Co., Inc. (“E.F. Hutton”).  At E.F. Hutton, he also designed and maintained various technical indicators and coordinated research projects pertaining to the futures markets.  Mr. Goodman graduated magna cum laude from Harpur College of the State University of New York in 1979 with a B.A. in economics.

Grant N. Smith. Mr. Smith became Co-Chief Executive Officer of Millburn Ridgefield Corporation on November 1, 2015, serves as a member of Millburn Ridgefield Corporation’s Investment Committee since its inception and has served as Chief Investment Officer of Millburn Ridgefield Corporation and The Millburn Corporation since June 2016. Prior to June 2016, he served as Director of Research and prior to November 2015, he served as Executive Vice President of Millburn Ridgefield Corporation and The Millburn Corporation. He is responsible for the design, testing and implementation of quantitative trading strategies, as well as for planning and overseeing the computerized decision-support systems of the firm.  He received a B.S. degree from the Massachusetts Institute of Technology (“MIT”) in 1974 and an M.S. degree from MIT in 1975.  While at MIT, he held several teaching and research positions in the computer science field and participated in various projects relating to database management.  He joined the predecessor entity to The Millburn Corporation in June 1975, and has been continuously associated with Millburn Ridgefield Corporation, The Millburn Corporation and their affiliates since that time.

Harvey Beker.  Mr. Beker has been Co-Chairman of Millburn Ridgefield Corporation since 1984 and serves as a member of Millburn Ridgefield Corporation’s Investment Committee.  Until November 1, 2015, Mr. Beker also served as Co-Chief Executive Officer of Millburn Ridgefield Corporation and Chief Executive Officer and Chairman of its affiliate The Millburn Corporation.

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He received a Bachelor of Arts degree in economics from New York University (“NYU”) in 1974 and a Master of Business Administration degree in finance from NYU in 1975.  From June 1975 to July 1977, Mr. Beker was employed by the investment bank Loeb Rhoades, Inc. where he developed and traded silver arbitrage strategies.  From July 1977 to June 1978, Mr. Beker was a futures trader at the commodities and securities brokerage firm of Clayton Brokerage Co. of St. Louis.  Mr. Beker has been employed by The Millburn Corporation since June 1978 and initially served as the Director of Operations for its affiliate, Millburn Partners.  During his tenure at Millburn Ridgefield Corporation (including its affiliates), he has been instrumental in the development of the research, trading and operations areas.  Mr. Beker became a principal of the firm in June 1982.

George E. Crapple. Mr. Crapple has been Co-Chairman of Millburn Ridgefield Corporation since 1984 and serves as a member of Millburn Ridgefield Corporation’s Investment Committee.  Until November 1, 2015, Mr. Crapple also served as Co-Chief Executive Officer of Millburn Ridgefield Corporation and served as Co-Chairman and Co-Chief Executive Officer at The Millburn Corporation through May 2011. In 1966, he graduated with honors from the University of Wisconsin where his field of concentration was economics and he was elected to Phi Beta Kappa.  In 1969, he graduated from Harvard Law School, magna cum laude, where he was an editor of the Harvard Law Review.  He was a lawyer with the law firm of Sidley & Austin LLP, Chicago, Illinois, from June 1969 until April 1983, as a partner since July 1975, specializing in commodities, securities, corporate and tax law.  He was first associated with Millburn Ridgefield Corporation in June 1976 and joined Millburn Ridgefield Corporation and The Millburn Corporation (including its affiliates) on April 1983 on a full-time basis.  Mr. Crapple ceased his employment with The Millburn Corporation effective May 2011.  Mr. Crapple is a past Director, Member of the Executive Committee, Chairman of the Appeals Committee and a former Chairman of the Eastern Regional Business Conduct Committee of the NFA, past Chairman of the hedge fund industry group, the Managed Funds Association (the “MFA”), a former member of the Global Markets Advisory Committee of the CFTC and a former member of the board of directors of the Futures Industry Association.

The SAI provides additional information about the compensation, other accounts managed and ownership of securities in the managed Fund for each of the portfolio managers of the Funds.

Advisory Fees

Each Fund is authorized to pay the Advisor an annual fee based on its average daily net assets. The advisory fee is paid monthly. The Advisor has contractually agreed to waive fees and/or reimburse expenses, but only to the extent necessary to maintain each Fund’s total annual operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; and extraordinary expenses, such as regulatory inquiry and litigation expenses) at a certain level through October 31, 2019. The agreement may only be terminated by the Board on 60 days’ written notice to the Advisor, and upon the termination of the Management Agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment from each Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both (i) the Fund’s expense limitation at the time such

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expenses were waived and (ii) the Fund’s current expense limitation at the time of recoupment, and the repayment is approved by the Board.

The following table describes (i) the contractual advisory fee, (ii) the advisory fees, after waivers, as a percentage of each Fund’s average net assets, received by each Fund’s adviser for the Fund’s most recent fiscal year (or period for Fund’s in operation less than one full fiscal year) and (iii) the expense limitation for each Fund.

	Contractual Advisory Fee	Net Advisory Fee Received	Expense Limitation*
Systematic Alpha Fund	1.50%	(1.28)%	Class A – 2.02% Class C – 2.77% Class I – 1.77%
Hedged Futures Strategy Fund	1.75%	1.76%	Class A – 2.27% Class C – 3.02% Class I –2.02%
Exceed Defined Risk Fund	1.25%	0.08%	Class A – 1.53% Class C – 2.28% Class I – 1.28%
Exceed Defined Shield Fund	1.25%	0.57%	Class A – 1.48% Class C – 2.23% Class I – 1.23%
Macro Strategy Fund	1.50%	0.85%	Class A –1.98% Class C – 2.73% Class I – 1.73%
Multi-Strategy Fund	1.75%	0.72%	Class A – 2.27% Class C – 3.02% Class I – 2.02%
Hedged Commodity Strategy Fund	1.75%	1.66%	Class A – 2.27% Class C – 3.02% Class I – 2.02%

* Applicable to all classes of shares unless otherwise noted. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limitation in place at the time of waiver/reimbursement and the expense limitation in place at the time of recapture so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both: (i) the Fund’s expense limitation at the time such expenses were waived and (ii) the Fund’s current expense limitation at the time of recoupment.

The Funds may directly enter into agreements with financial intermediaries (which may include banks, brokers, securities dealers and other industry professionals) pursuant to which a Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Each Fund, through its Rule 12b-1 distribution plan, or each Fund’s respective Advisor or Sub-Advisor (not the Fund) may also pay certain financial intermediaries a fee for providing distribution related services for each

142

respective Fund’s shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. Please refer to the section of the SAI entitled “Additional Compensation to Financial Intermediaries” for more information.

The Trust’s annual report to shareholders for the period ended June 30, 2018 contains discussions regarding the basis of the Board’s renewal of the management agreement with the Advisor for the Systematic Alpha Fund, Hedged Futures Strategy Fund, Exceed Defined Risk Fund, Hedged Commodity Strategy Fund, Macro Strategy Fund, Multi-Strategy Fund and Millburn Hedge Strategy Fund, and the approval of the trading-advisory agreement with the Trading Advisor for the Multi-Strategy Fund. The Exceed Defined Shield Fund’s annual report to shareholders for the annual period ended November 30, 2017 contains discussions regarding the basis of the Board approval of the management agreement with the Advisor for the Catalyst Exceed Defined Shield Fund and approval of the sub-advisory agreement between the Advisor and the Sub-Advisor.

Investment Subsidiary (Millburn Hedge Strategy Fund, Systematic Alpha Fund and Macro Strategy Fund)

Each Fund may invest up to 25% of its total assets in its respective Subsidiary. The Subsidiary invests the majority of its assets in commodities and other futures contracts. Each Subsidiary is organized under the laws of the Cayman Islands, and is overseen by its own board of directors. Each of Millburn Hedge Strategy Fund, Systematic Alpha Fund, and Macro Strategy Fund is the sole shareholder of its respective Subsidiary. It is not currently expected that shares of any Subsidiary will be sold or offered to other investors. If, at any time, a Subsidiary proposes to offer or sell its shares to any investor other than its respective Fund, you will receive 60 days prior notice of such offer or sale.

As with each Fund, the Advisor is responsible for each Subsidiary's day-to-day business pursuant to an investment advisory agreement with the Subsidiary. Under this agreement, the Advisor provides the Subsidiary with the same type of management services, under the same terms, as are provided to the Fund, except the Advisor receives no fees from the Subsidiary. The advisory agreement with the Subsidiary provides for automatic termination upon the termination of the investment advisory agreement with respect to the Fund. Each Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and audit services with the same service providers that provide those services to the Fund.

Each Subsidiary bears certain fees and expenses incurred in connection with its operation such as custody and other services that it receives. Each Fund expects that the expenses borne by the Subsidiary will not be material in relation to the value of the Fund's assets. It is also anticipated that a Fund's own expenses will be reduced to some extent as a result of the payment of such expenses at the Subsidiary level. It is therefore expected that any duplicative fees for similar services provided to a Fund and its Subsidiary will not be material.

Each Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. As a result, the adviser is subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage

143

(each measured on a consolidated basis with the Fund) and the timing and method of the valuation of the Subsidiary's portfolio investments. These policies and restrictions are described in detail in the respective Fund's Statement of Additional Information ("SAI"). The Trust's Chief Compliance Officer oversees implementation of the Subsidiary's policies and procedures, and makes periodic reports to the Trust's Board regarding the Subsidiary's compliance with its policies and procedures.

The financial statements of a Subsidiary are consolidated in the respective Fund's financial statements which are included in the Fund’s annual and semi-annual reports. The Fund’s annual and semi-annual reports are distributed to shareholders, and copies of the reports are provided without charge upon request as indicated on the back cover of this Prospectus. Please refer to the SAI for additional information about the organization and management of the Subsidiary.

144

FINANCIAL HIGHLIGHTS

Catalyst Systematic Alpha Fund

The following table is intended to help you better understand the Catalyst Systematic Alpha Fund’s financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for each fiscal period ended June 30 has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Catalyst Systematic Alpha Fund’s financial statements, is included in the annual report, which is available upon request. The Fund changed its strategy effective November 1, 2017. Information for periods prior to November 1, 2017 does not reflect the current investment strategy.

For a Share Outstanding Throughout Each Period

Class A
	For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Period Ended
	June 30, 2018		June 30, 2017		June 30, 2016		June 30, 2015 (A)
Net asset value, beginning of year/period	$9.45		$9.84		$9.65		$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.02		0.07		0.04		0.15
Net realized and unrealized gain (loss) on investments	(0.54)		(0.45	) (C)	0.25		(0.45)
Total from investment operations	(0.52)		(0.38)		0.29		(0.30)
LESS DISTRIBUTIONS:
From net investment income	—		(0.01)		(0.07)		(0.05)
From net realized gains on investments	—		—		(0.03)		(0.00	) (D)
Total distributions	—		(0.01)		(0.10)		(0.05)
Net asset value, end of year/period	$8.93		$9.45		$9.84		$9.65
Total return (E)	(5.50	)% (F)	(3.87	)% (F)	2.93	% (F)	(2.92	)% (G)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$2,157		$360		$573		$200
Ratios to average net assets(including dividend and interest expense) (H)
Expenses, before waiver and reimbursement (J)	4.24%		3.96%		4.77%		8.50	% (K)
Expenses, net waiver and reimbursement (J)	1.86%		0.60%		0.68%		2.07	% (K)
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment loss, before waiver and reimbursement (J,L)	(2.12)%		(2.67)%		(3.13)%		(4.76	)% (K)
Net investment income, net waiver and reimbursement (J,L)	0.25%		0.69%		0.45%		1.66	% (K)
Portfolio turnover rate	116%		17%		137%		366	% (G)

	Class C
	For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Period Ended
	June 30, 2018		June 30, 2017		June 30, 2016		June 30, 2015
Net asset value, beginning of year/period	$9.30		$9.75		$9.64		$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	(0.06)		0.06		(0.03)		0.01
Net realized and unrealized gain (loss) on investments	(0.52)		(0.51	) (C)	0.23	(C)	(0.37)
Total from investment operations	(0.58)		(0.45)		0.20		(0.36)
LESS DISTRIBUTIONS:
From net investment income	—		—		(0.06)		—
From net realized gains on investments	—		—		(0.03)		(0.00	) (D)
Total distributions	—		—		(0.09)		(0.00)
Net asset value, end of year/period	$8.72		$9.30		$9.75		$9.64
Total return (E)	(6.24	)% (F)	(4.62	)% (F)	2.04	% (F)	(3.56	)% (G)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$269		$190		$337		$9
145

Ratios to average net assets(including dividend and interest expense) (I)
Expenses, before waiver and reimbursement (J)	4.82%	4.71%	5.52%	9.25	% (K)
Expenses, net waiver and reimbursement (J)	2.31%	1.35%	1.38%	2.82	% (K)
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment loss, before waiver and reimbursement (J,L)	(3.21)%	(2.72)%	(5.42)%	(6.29	)% (K)
Net investment income (loss), net waiver and reimbursement (J,L)	(0.70)%	0.65%	(0.27)%	0.13	% (K)
Portfolio turnover rate	116%	17%	137%	366	% (G)

(A)	The Catalyst Systematic Alpha Fund Class A and Class C shares commenced operations on July 31, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)

As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized gain in the Statement of Operations for the periods ended June 30, 2017 and June 30, 2016, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(D)	Represents less than $0.01 per share.

(E)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(F)

Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(G)	Not annualized.

(H)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement	4.24%	3.96%	4.76%	8.47	% (K)
Expenses, net waiver and reimbursement	1.86%	0.60%	0.67%	1.99	% (K)

(I)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement	4.82%	4.71%	5.51%	9.22	% (K)
Expenses, net waiver and reimbursement	2.31%	1.35%	1.37%	2.74	% (K)

(J)	Does not include expenses of the underlying investment companies in which the Fund invests.

(K)	Annualized.

(L)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

	Class I
	For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Period Ended
	June 30, 2018		June 30, 2017		June 30, 2016		June 30, 2015 (A)
Net asset value, beginning of year/period	$9.40		$9.84		$9.64		$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.03		0.11		0.06		0.25
Net realized and unrealized gain (loss) on investments	(0.52)		(0.46	) (C)	0.24	(C)	(0.55)
Total from investment operations	(0.49)		(0.35)		0.30		(0.30)
LESS DISTRIBUTIONS:
From net investment income	—		(0.09)		(0.07)		(0.06)
From net realized gains on investments	—		—		(0.03)		(0.00	) (D)
Total distributions	—		(0.09)		(0.10)		(0.06)
Net asset value, end of year/period	$8.91		$9.40		$9.84		$9.64
Total return (E)	(5.21	)% (F)	(3.61	)% (F)	3.11	% (F)	(2.98	)% (G)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$2,837		$1,742		$526		$66
Ratios to average net assets(including dividend and interest expense) (H)
146

Expenses, before waiver and reimbursement (I)	3.81%	3.14%	4.52%	8.25	% (J)
Expenses, net waiver and reimbursement (I)	1.36%	0.35%	0.46%	1.82	% (J)
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment loss, before waiver and reimbursement (I,K)	(2.17)%	(1.66)%	(4.50)%	(3.98	)% (J)
Net investment income, net waiver and reimbursement (I,K)	0.29%	1.13%	1.12%	2.45	% (J)
Portfolio turnover rate	116%	17%	137%	366	% (G)

(A)	The Catalyst Systematic Alpha Fund Class I shares commenced operations on July 31, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)

As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized gain in the Statement of Operations for the periods ended June 30, 2017 and

June 30, 2016, primarily due to timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(D)	Represents less than $0.01 per share.

(E)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(F)

Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(G)	Not annualized.

(H)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement	3.81%	3.14%	4.51%	8.22	% (J)
Expenses, net waiver and reimbursement	1.36%	0.35%	0.45%	1.74	% (J)

(I)	Does not include expenses of the underlying investment companies in which the Fund invests.

(J)	Annualized.

(K)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
147

Catalyst Hedged Futures Strategy Fund

The following table is intended to help you better understand the Catalyst Hedged Futures Strategy Fund’s financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for each fiscal period ended June 30 has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Catalyst Hedged Futures Strategy Fund’s financial statements, is included in the annual report, which is available upon request.

For a Share Outstanding Throughout Each Period

Class A
	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Period Ended
	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015		June 30, 2014 (A)
Net asset value, beginning of year/period	$8.61	$11.41	$10.86	$10.77		$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.11)	(0.16)	(0.20)	(0.23)		(0.19)
Net realized and unrealized gain (loss) on investments	(0.43)	(1.56)	0.89	0.42		0.96
Total from investment operations	(0.54)	(1.72)	0.69	0.19		0.77
LESS DISTRIBUTIONS:
From net realized gains on investments	—	(1.08)	(0.14)	(0.10)		—
Total distributions	—	(1.08)	(0.14)	(0.10)		—
Net asset value, end of year/period	$8.07	$8.61	$11.41	$10.86		$10.77
Total return (C)	(6.27)%	(16.39)%	6.39%	1.83	% (D)	7.70	% (D,E)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$165,433	$634,388	$1,096,675	$392,282		$82,458
Ratios to average net assets (including interest expense)
Ratio of expenses to average net assets (F,G)	2.26%	2.20%	2.17%	2.19%		2.29	% (H)
Ratio of net investment loss to average net assets (F,I)	(1.28)%	(1.51)%	(1.80)%	(2.12)%		(2.25	)% (H)
Portfolio turnover rate	0%	54%	177%	0%		0	% (E)

	Class C
	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Period Ended
	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015		June 30, 2014 (A)
Net asset value, beginning of year/period	$8.35	$11.17	$10.71	$10.70		$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.16)	(0.23)	(0.28)	(0.30)		(0.26)
Net realized and unrealized gain (loss) on investments	(0.43)	(1.51)	0.88	0.41		0.96
Total from investment operations	(0.59)	(1.74)	0.60	0.11		0.70
LESS DISTRIBUTIONS:
From net realized gains on investments	—	(1.08)	(0.14)	(0.10)		—
Total distributions	—	(1.08)	(0.14)	(0.10)		—
Net asset value, end of year/period	$7.76	$8.35	$11.17	$10.71		$10.70
Total return (C)	(7.07)%	(17.02)%	5.63%	1.09	% (D)	7.00	% (D,E)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$106,913	$270,360	$323,055	$103,602		$13,512
Ratios to average net assets (including interest expense)
Ratio of expenses to average net assets (F,G)	3.02%	2.95%	2.92%	2.94%		3.04	% (H)
Ratio of net investment loss to average net assets (F,I)	(2.04)%	(2.25)%	(2.55)%	(2.87)%		(2.98	)% (H)
Portfolio turnover rate	0%	54%	177%	0%		0	% (E)
148

(A)	The Catalyst Hedged Futures Strategy Fund Class A and Class C shares commenced operations on August 30, 2013.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(D)

Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(E)	Not annualized.

(F)	Does not include expenses of the underlying investment companies in which the Fund invests.

(G)	Ratio of expenses to average net assets (excluding interest expense) for June 30, 2018.

Class A	2.24%	2.16%
Class C	3.00%	2.91%

(H)	Annualized.

(I)	Recognition of net investment (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

	Class I
	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Period Ended
	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015		June 30, 2014 (A)
Net asset value, beginning of year/period	$8.70	$11.48	$10.90	$10.78		$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.09)	(0.13)	(0.17)	(0.20)		(0.17)
Net realized and unrealized gain (loss) on investments	(0.44)	(1.57)	0.89	0.42		0.95
Total from investment operations	(0.53)	(1.70)	0.72	0.22		0.78
LESS DISTRIBUTIONS:
From net realized gains on investments	—	(1.08)	(0.14)	(0.10)		—
Total distributions	—	(1.08)	(0.14)	(0.10)		—
Net asset value, end of year/period	$8.17	$8.70	$11.48	$10.90		$10.78
Total return (C)	(6.09)%	(16.17)%	6.64%	2.11	% (D)	7.80	% (D,E)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$542,712	$1,523,114	$1,898,708	$579,682		$62,485
Ratios to average net assets (including interest expense)
Ratio of expenses to average net assets (F,H)	2.02%	1.95%	1.92%	1.94%		2.04	% (G)
Ratio of net investment loss to average net assets (F,I)	(1.03)%	(1.25)%	(1.54)%	(1.87)%		(1.96	)% (G)
Portfolio turnover rate	0%	54%	177%	0%		0	% (E)

(A)	The Catalyst Hedged Futures Strategy Fund Class I shares commenced operations on August 30, 2013.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

(D)

Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(E)	Not annualized.

(F)	Does not include expenses of the underlying investment companies in which the Fund invests.

(G)	Annualized.

149

(H)	Ratio of expenses to average net assets (excluding dividend and interest expense) for June 30, 2018.

2.00%	1.91%

(I)	Recognition of net investment (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

150

Catalyst/Exceed Defined Risk Fund

The following table is intended to help you better understand the Catalyst/Exceed Defined Risk Fund’s financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for each fiscal period ended June 30 has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Catalyst/Exceed Defined Risk Fund’s financial statements, is included in the annual report, which is available upon request.

For a Share Outstanding Throughout Each Period

Class A
	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2018		June 30, 2017	June 30, 2016	June 30, 2015	June 30, 2014 (A)
Net asset value, beginning of year/period	$9.55		$8.40	$11.94	$10.64	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	0.04		0.17	(0.04)	(0.03)	(0.01)
Net realized and unrealized gain (loss) on investments	0.52		0.98	(1.90)	1.55	0.65
Total from investment operations	0.56		1.15	(1.94)	1.52	0.64
LESS DISTRIBUTIONS:
From net investment income	(0.00	) (H)	—	—	—	—
From net realized gains on investments	—		—	(1.60)	(0.22)	—
Total distributions	(0.00)		—	(1.60)	(0.22)	—
Net asset value, end of year/period	$10.11		$9.55	$8.40	$11.94	$10.64
Total return (C)	5.88%		13.69%	(17.03)%	14.34%	6.40	% (D)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$2,503		$599	$2,888	$6,426	$5,879
Ratios to average net assets (including dividend and interest expense) (F)
Expenses, before waiver and reimbursement (I)	2.69%		4.87%	2.86%	2.42%	4.62	% (E)
Expenses, net waiver and reimbursement (I)	1.51%		1.53%	1.51%	1.50%	1.50	% (E)
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment loss, before waiver and reimbursement (I)(J)	(0.80)%		(1.42)%	(1.77)%	(1.14)%	(3.35	)% (E)
Net investment income (loss), net waiver and reimbursement (I)(J)	0.38%		1.92%	(0.40)%	(0.23)%	(0.23	)% (E)
Portfolio turnover rate	177%		292%	153%	216%	38	% (D)

	Class C
	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2018		June 30, 2017	June 30, 2016	June 30, 2015	June 30, 2014 (A)
Net asset value, beginning of year/period	$9.24		$8.21	$11.80	$10.59	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.03)		(0.05)	(0.12)	(0.15)	(0.05)
Net realized and unrealized gain (loss) on investments	0.51		1.08	(1.87)	1.58	0.64
Total from investment operations	0.48		1.03	(1.99)	1.43	0.59
LESS DISTRIBUTIONS:
From net investment income	(0.01)		—	—	—	—
From net realized gains on investments	—		—	(1.60)	(0.22)	—
Total distributions	(0.01)		—	(1.60)	(0.22)	—
Net asset value, end of year/period	$9.71		$9.24	$8.21	$11.80	$10.59
Total return (C)	5.20%		12.55%	(17.70)%	13.55%	5.90	% (D)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$1,138		$179	$57	$214	$9
Ratios to average net assets(including dividend and interest expense) (G)
Expenses, before waiver and reimbursement (I)	3.47%		8.94%	3.61%	3.17%	5.37	% (E)
Expenses, net waiver and reimbursement (I)	2.26%		2.31%	2.24%	2.25%	2.25	% (E)
151

Ratios of net Investment loss (including dividend and interest expense)
Net investment loss, before waiver and reimbursement (I)(J)	(1.56)%	(7.23)%	(2.53)%	(2.15)%	(4.10	)% (E)
Net investment loss, net waiver and reimbursement (I)(J)	(0.35)%	(0.60)%	(1.21)%	(1.24)%	(0.98	)% (E)
Portfolio turnover rate	177%	292%	153%	216%	38	% (D)

(A)	The Catalyst Exceed Defined Risk Fund Class A and Class C shares commenced operations on December 31, 2013, Class I shares commenced operations on June 6, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses,

total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement	2.68%	4.84%	2.85%	2.42%	4.62	% (E)
Expenses, net waiver and reimbursement	1.50%	1.50%	1.50%	1.50%	1.50	% (E)

(G)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement	3.46%	8.88%	3.60%	3.17%	5.37	% (E)
Expenses, net waiver and reimbursement	2.25%	2.25%	2.25%	2.25%	2.25	% (E)

(H)	Represents an amount less than $0.01 per share.

(I)	Does not include expenses of the underlying investment companies in which the Fund invests.

(J)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

	Class I
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015	June 30, 2014 (A)
Net asset value, beginning of year/period	$9.61	$8.44	$11.97	$10.63	$10.67
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	0.06	—	(0.05)	0.04	(0.00	) (F)
Net realized and unrealized gain (loss) on investments	0.53	1.17	(1.88)	1.52	(0.04	) (G)
Total from investment operations	0.59	1.17	(1.93)	1.56	(0.04)
LESS DISTRIBUTIONS:
From net investment income	(0.02)	—	—	—	—
From net realized gains on investments	—	—	(1.60)	(0.22)	—
Total distributions	(0.02)	—	(1.60)	(0.22)	—
Net asset value, end of year/period	$10.18	$9.61	$8.44	$11.97	$10.63
Total return (C)	6.12%	13.86%	(16.90)%	14.73%	(0.37	)% (D)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$9,829	$2,935	$74	$1,023	$53
Ratios to average net assets(including dividend and interest expense) (H)
Expenses, before waiver and reimbursement (I)	2.43%	9.23%	2.61%	2.17%	2.96	% (E)
Expenses, net waiver and reimbursement (I)	1.26%	1.32%	1.26%	1.25%	1.25	% (E)
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment loss, before waiver and reimbursement (I)(J)	(0.55)%	(7.93)%	(1.54)%	(0.55)%	(2.28	)% (E)
Net investment Income (loss), net waiver and reimbursement (I)(J)	0.62%	(0.02)%	(0.43)%	0.37%	(0.57	)% (E)
Portfolio turnover rate	177%	292%	153%	216%	38	% (D)

152

(A)	The Catalyst Exceed Defined Risk Fund Class I shares commenced operations on June 6, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses,

total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	Represents an amount less than $0.01 per share.

(G)

As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share loss amount does not correlate to the

aggregate of the net realized and unrealized gain in the Statement of Operations for the period ended June 30, 2014, primarily due to the class launching on June 6, 2014 which does not represent a full year.

(H)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement	2.42%	9.16%	2.60%	2.17%	2.96	% (E)
Expenses, net waiver and reimbursement	1.25%	1.25%	1.25%	1.25%	1.25	% (E)

(I)	Does not include expenses of the underlying investment companies in which the Fund invests.

(J)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

153

Catalyst/Exceed Defined Shield Fund

The following table is intended to help you better understand the Fund's financial performance since its inception. The Fund is a continuation of the Predecessor Fund and, therefore, the financial information includes results of the Predecessor Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for each fiscal period ended November 30 has been audited by BBD, LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund's financial statements, are included in the Predecessor Fund's Annual Report, which is available upon request.

For A Share Outstanding Throughout Each Period

Class A
	For the		For the		For the		For the
	Period Ended		Year Ended		Year Ended		Period Ended
	June 30, 2018		November 30, 2017		November 30, 2016		November 30, 2015 (A)
Net asset value, beginning of year/period	$11.54		$10.14		$9.95		$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (C)	0.04		0.03		0.01		(0.02)
Net realized and unrealized gain (loss) on investments	0.19		1.44		0.18		(0.03	) (D)
Total from investment operations	0.23		1.47		0.19		(0.05)
LESS DISTRIBUTIONS:
From net investment income	(0.02)		(0.04)		—		—
From net realized gains on investments	(1.45)		(0.03)		(0.01)		—
Total distributions	(1.47)		(0.07)		(0.01)		—
Paid-in-Capital From Redemption Fees (C)	—		—		0.01		(0.00	) (E)
Net asset value, end of year/period	$10.30		$11.54		$10.14		$9.95
Total return (F)	2.15	% (H)	14.57	% (G)	2.03	% (G)	(0.50	)% (H)(G)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$16,320		$14,746		$11,307		$2,712
Ratios to average net assets (including dividend and interest expense) (I)
Expenses, before waiver and reimbursement	2.14	% (J)	2.93%		3.04%		10.32	% (J)
Expenses, net waiver and reimbursement	1.45	% (J)	1.45%		1.45%		1.48	% (J)
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment loss, before waiver and reimbursement	(0.01	)% (J)	(1.19)%		(1.45)%		(9.14	)% (J)
Net investment income (loss), net waiver and reimbursement	0.69	% (J)	0.29%		0.14%		(0.30	)% (J)
Portfolio turnover rate	163	% (H)	160%		89%		41	% (H)

	Class C
	For the		For the
	Period Ended		Period Ended
	June 30, 2018		November 30, 2017 (B)
Net asset value, beginning of period	$11.50		$10.92
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (C)	—		(0.02)
Net realized and unrealized gain (loss) on investments	0.19		0.60
Total from investment operations	0.19		0.58
LESS DISTRIBUTIONS:
From net investment income	(0.03)		—
From net realized gains on investments	(1.45)		—
154

Total distributions	(1.48)		—
Net asset value, end of period	$10.21		$11.50
Total return (F,H)	1.77%		5.31%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$769		$192
Ratios to average net assets (including dividend and interest expense) (I)
Expenses, before waiver and reimbursement	2.97	% (J)	2.64	% (J)
Expenses, net waiver and reimbursement	2.20	% (J)	2.20	% (J)
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment loss, before waiver and reimbursement	(0.75	)% (J)	(1.07	)% (J)
Net investment income (loss), net waiver and reimbursement	0.02	% (J)	(0.63	)% (J)
Portfolio turnover rate	163	% (H)	160	% (H)

(A)	The Catalyst Exceed Defined Shield Fund Class A shares commenced operations on April 14, 2015; date Predecessor Fund commenced operations.

(B)	The Catalyst Exceed Defined Shield Fund Class C shares commenced operations on September 5, 2017.

(C)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(D)

Per share amount does not reflect the actual net realized and unrealized gain/(loss) for the period due to the timing of Fund share sales and the amount of per share realized and unrealized gains and losses at such time.

(E)	Represents an amount less than $0.01 per share.

(F)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses,

total return would have been lower.

(G)	Total returns prior to Fund inception on September 5, 2017 are based on the performance of the Fund’s Predecessor Fund.

(H)	Not annualized.

(I)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement	2.14%		2.93%		1.45%	1.48	% (J)
Expenses, net waiver and reimbursement	1.45%		1.45%		1.45%	1.45	% (J)

Ratios to average net assets
Expenses, before waiver and reimbursement	2.97	% (J)	2.64	% (J)
Expenses, net waiver and reimbursement	2.20	% (J)	2.20	% (J)

(J)	Annualized.

	Class I
	For the	For the	For the	For the
	Period Ended	Year Ended	Year Ended	Period Ended
	June 30, 2018	November 30, 2017	November 30, 2016	November 30, 2015 (A)
Net asset value, beginning of period/year	$11.61	$10.18	$9.97	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	0.06	0.06	0.04	(0.00	) (C)
Net realized and unrealized gain (loss) on investments	0.19	1.45	0.17	(0.03	) (D)
Total from investment operations	0.25	1.51	0.21	(0.03)
LESS DISTRIBUTIONS:
From net investment income	(0.05)	(0.05)	—	—
From net realized gains on investments	(1.45)	(0.03)	(0.01)	—
Total distributions	(1.50)	(0.08)	(0.01)	—
Paid-in-Capital From Redemption Fees (B)	—	—	0.01	0.00	(C)
Net asset value, end of period/year	$10.36	$11.61	$10.18	$9.97
155

Total return (E)	2.30	% (G)	14.95	% (F)	2.23	% (F)	(0.30	)% (F,G)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period/year (in 000’s)	$13,858		$14,036		$11,202		$6,114
Ratios to average net assets(including dividend and interest expense) (H)
Expenses, before waiver and reimbursement	1.87	% (I)	2.68%		3.01%		8.59	% (I)
Expenses, net waiver and reimbursement	1.20	% (I)	1.20%		1.20%		1.20	% (I)
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment income (loss), before waiver and reimbursement	0.25	% (I)	(0.95)%		(1.43)%		(7.42	)% (I)
Net investment Income (loss), net waiver and reimbursement	0.93	% (I)	0.53%		0.38%		(0.03	)% (I)
Portfolio turnover rate	163	% (G)	160%		89%		41	% (G)

(A)	The Catalyst Exceed Defined Shield Fund Class I shares commenced operations on April 14, 2015; date Predecessor Fund commenced operations.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period/year.

(C)	Represents an amount less than $0.01 per share.

(D)

Per share amount does not reflect the actual net realized and unrealized gain/(loss) for the period due to the timing of Fund share sales and the amount of per share realized and unrealized gains and losses at such time.

(E)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses,

total return would have been lower.

(F)	Total returns prior to Fund inception on September 5, 2017 are based on the performance of the Fund’s Predecessor Fund.

(G)	Not annualized.

(H)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement	1.87	% (I)	2.68%	3.01%	8.62	% (I)
Expenses, net waiver and reimbursement	1.20	% (I)	1.20%	1.20%	1.20	% (I)

(I)	Annualized.

156

Catalyst Macro Strategy Fund

The following table is intended to help you better understand the Catalyst Macro Strategy Fund’s financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for each fiscal period ended June 30 has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Catalyst Macro Strategy Fund’s financial statements, is included in the annual report, which is available upon request.

For a Share Outstanding Throughout Each Period

Class A
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015	June 30, 2014(A)
Net asset value, beginning of year/period	$8.39	$9.94	$10.67	$10.26	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	(0.15)	(0.21)	(0.31)	(0.13)	0.01
Net realized and unrealized gain (loss) on investments	(1.96)	(1.34)	(0.33)	1.97	(J)	0.25
Total from investment operations	(2.11)	(1.55)	(0.64)	1.84	0.26
LESS DISTRIBUTIONS:
From net investment income	—	—	—	(0.08)	—
From net realized gains on investments	—	—	(0.09)	(1.35)	—
Total distributions	—	—	(0.09)	(1.43)	—
Net asset value, end of year/period	$6.28	$8.39	$9.94	$10.67	$10.26
Total return (C)	(25.15	)% (K)	(15.59)%	(6.15)%	20.94%	2.60	% (D)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$4,133	$7,704	$28,328	$11,090	$5,560
Ratios to average net assets(including interest and dividend expense) (H)
Expenses, before waiver and reimbursement (F)	2.67%	3.23%	2.84%	2.51%	2.22	% (E)
Expenses, net waiver and reimbursement (F)	2.03%	2.94%	2.80%	2.09%	1.95	% (E)
Ratios of net Investment income (loss) (including interest and dividend expense)
Net investment income (loss), before waiver and reimbursement (F,G)	(2.48)%	(2.61)%	(2.66)%	(1.69)%	0.10	% (E)
Net investment income (loss), net waiver and reimbursement (F,G)	(1.84)%	(2.33)%	(2.62)%	(1.28)%	0.37	% (E)
Portfolio turnover rate	282%	188%	606%	607%	204	% (D)

Class C
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015	June 30, 2014 (A)
Net asset value, beginning of year/period	$8.30	$9.90	$10.70	$10.24	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.21)	(0.27)	(0.29)	(0.11)	(0.01)
Net realized and unrealized gain (loss) on investments	(1.93)	(1.33)	(0.42)	1.92	(J)	0.25
Total from investment operations	(2.14)	(1.60)	(0.71)	1.81	0.24
LESS DISTRIBUTIONS:
From net realized gains on investments	—	—	(0.09)	(1.35)	—
Total distributions	—	—	(0.09)	(1.35)	—
Net asset value, end of year/period	$6.16	$8.30	$9.90	$10.70	$10.24
Total return (C)	(25.78	)% (K)	(16.16)%	(6.79)%	20.53%	2.40	% (D)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$1,318	$3,178	$10,681	$1,175	$32,046
Ratios to average net assets(including interest and dividend expense) (I)
Expenses, before waiver and reimbursement (F)	3.43%	4.02%	3.76%	3.26%	2.97	% (E)
Expenses, net waiver and reimbursement (F)	2.77%	3.74%	3.62%	2.84%	2.70	% (E)
157

Ratios of net Investment income (loss) (including interest and dividend expense)
Net investment loss, before waiver and reimbursement (F,G)	(3.23)%	(3.40)%	(2.70)%	(1.48)%	(0.59	)% (E)
Net investment loss, net waiver and reimbursement (F,G)	(2.58)%	(3.12)%	(2.56)%	(1.06)%	(0.32	)% (E)
Portfolio turnover rate	282%	188%	606%	607%	204	% (D)

(A)	The Catalyst Macro Strategy Fund Class A, Class C shares commenced operations on March 11, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(G)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(H)	Ratios to average net assets (excluding interest and dividend expense)

Expenses, before waiver and reimbursement	2.60%	2.23%	1.99%	2.37%	2.22	% (E)
Expenses, net waiver and reimbursement	1.95%	1.95%	1.95%	1.95%	1.95	% (E)

(I)	Ratios to average net assets (excluding interest and dividend expense)

Expenses, before waiver and reimbursement	3.35%	2.98%	2.84%	3.12%	2.97	% (E)
Expenses, net waiver and reimbursement	2.70%	2.70%	2.70%	2.70%	2.70	% (E)

(J)

As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ended June 30, 2015,

primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(K)

Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

Class I
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015	June 30, 2014 (A)
Net asset value, beginning of year/period	$8.44	$9.97	$10.69	$10.26	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	(0.13)	(0.19)	(0.23)	(0.13)	0.02
Net realized and unrealized gain (loss) on investments	(1.98)	(1.34)	(0.40)	2.02	(I)	0.24
Total from investment operations	(2.11)	(1.53)	(0.63)	1.89	0.26
LESS DISTRIBUTIONS:
From net investment income	—	—	—	(0.11)	—
From net realized gains on investments	—	—	(0.09)	(1.35)	—
Total distributions	—	—	(0.09)	(1.46)	—
Net asset value, end of year/period	$6.33	$8.44	$9.97	$10.69	$10.26
Total return (C)	(25.00	)% (J)	(15.35)%	(6.04)%	21.49%	2.60	% (D)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$4,809	$11,651	$45,215	$14,529	$5,336
Ratios to average net assets(including interest and dividend expense) (H)
Expenses, before waiver and reimbursement (F)	2.42%	3.06%	2.66%	2.26%	1.97	% (E)
Expenses, net waiver and reimbursement (F)	1.77%	2.80%	2.57%	1.84%	1.70	% (E)
158

Ratios of net Investment income (loss) (including interest and dividend expense)
Net investment income (loss), before waiver and reimbursement (F,G)	(2.24)%	(2.42)%	(2.10)%	(1.69)%	0.31	% (E)
Net investment income (loss), net waiver and reimbursement (F,G)	(1.58)%	(2.16)%	(2.01)%	(1.27)%	0.58	% (E)
Portfolio turnover rate	282%	188%	606%	607%	204	% (D)

(A)	The Catalyst Macro Strategy Fund Class I shares commenced operations on March 11, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses,

total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(G)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(H)	Ratios to average net assets (excluding interest and dividend expense)

Expenses, before waiver and reimbursement	2.35%	1.96%	1.79%	2.12%	1.97	% (E)
Expenses, net waiver and reimbursement	1.70%	1.70%	1.70%	1.70%	1.70	% (E)

(I)

As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ended June 30, 2015, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(J)

Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

159

Catalyst Multi-Strategy Fund

The following table is intended to help you better understand the Catalyst Multi-Strategy Fund’s financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for each fiscal period ended June 30 has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Catalyst Multi-Strategy Fund’s financial statements, is included in the annual report, which is available upon request.

For a Share Outstanding Throughout each Period

Class A
	For the		For the	For the
	Year Ended		Year Ended	Period Ended
	June 30, 2018		June 30, 2017	June 30, 2016 (A)
Net asset value, beginning of year/period	$14.79		$15.51	$15.55
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.17)		(0.27)	(0.27)
Net realized and unrealized gain (loss) on investments	0.00	(F,I)	(0.43)	0.23	(F)
Total from investment operations	(0.17)		(0.70)	(0.04)
LESS DISTRIBUTIONS:
From net investment income	—		(0.02)	—
Total distributions	—		(0.02)	—
Net asset value, end of year/period	$14.62		$14.79	$15.51
Total return (C)	(1.15)%		(4.51)%	(0.26	)% (D)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$253		$653	$1,856
Ratios to average net assets (G)
Expenses, before waiver and reimbursement (J)	3.22%		2.82%	3.15	% (E)
Expenses, net waiver and reimbursement (J)	2.24%		2.26%	2.24	% (E)
Ratios of net Investment income (loss) (including interest expense)
Net investment loss, before waiver and reimbursement (J,K)	(2.13)%		(2.34)%	(2.52	)% (E)
Net investment loss net waiver and reimbursement (J,K)	(1.15)%		(1.78)%	(1.94	)% (E)
Portfolio turnover rate	0%		0%	0	% (D)

	Class C
	For the		For the	For the
	Year Ended		Year Ended	Period Ended
	June 30, 2018		June 30, 2017	June 30, 2016 (A)
Net asset value, beginning of year/period	$14.61		$15.40	$15.55
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.27)		(0.37)	(0.36)
Net realized and unrealized gain (loss) on investments	(0.01	) (F)	(0.42)	0.21	(F)
Total from investment operations	(0.28)		(0.79)	(0.15)
Net asset value, end of year/period	$14.33		$14.61	$15.40
Total return (C)	(1.92)%		(5.13)%	(0.96	)% (D)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$308		$421	$577
Ratios to average net assets (H)
Expenses, before waiver and reimbursement	4.06%		3.59%	3.90	% (E)
Expenses, net waiver and reimbursement	2.99%		3.01%	2.99	% (E)
Ratios of net Investment income (loss) (including interest expense)
Net investment loss, before waiver and reimbursement (J,K)	(2.94)%		(3.10)%	(3.68	)% (E)
Net investment loss net waiver and reimbursement (J,K)	(1.86)%		(2.52)%	(2.70	)% (E)
Portfolio turnover rate	0%		0%	0	% (D)

(A)	The Catalyst Multi-Strategy Fund Class A and Class C shares commenced operations on August 13, 2015.

160

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)

As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the period ended June 30, 2016,

primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(G)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	3.22%	2.80%	3.15	% (E)
Expenses, net waiver and reimbursement	2.24%	2.24%	2.24	% (E)

(H)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	4.06%	3.57%	3.90	% (E)
Expenses, net waiver and reimbursement	2.99%	2.99%	2.99	% (E)

(I)	Amount is less than $0.005.

(J)	Does not include expenses of the underlying investment companies in which the Fund invests.

(K)	Recognition of net investment (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

	Class I
	For the		For the	For the
	Year Ended		Year Ended	Period Ended
	June 30, 2018		June 30, 2017	June 30, 2016 (A)
Net asset value, beginning of year/period	$14.79		$15.55	$15.55
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.13)		(0.23)	(0.23)
Net realized and unrealized gain (loss) on investments	(0.02	) (F)	(0.43)	0.23	(F)
Total from investment operations	(0.15)		(0.66)	0.00
LESS DISTRIBUTIONS:
From net investment income	—		(0.10)	—
Total distributions	—		(0.10)	—
Net asset value, end of year/period	$14.64		$14.79	$15.55
Total return (C)	(1.01)%		(4.21)%	0	% (D)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$5,335		$9,159	$11,905
Ratios to average net assets (G)
Expenses, before waiver and reimbursement (H)	2.99%		2.58%	2.90	% (E)
Expenses, net waiver and reimbursement (H)	1.99%		2.01%	1.99	% (E)
Ratios of net Investment income (loss) (including interest expense)
Net investment loss, before waiver and reimbursement (H,I)	(1.89)%		(2.09)%	(2.78	)% (E)
Net investment loss net waiver and reimbursement (H,I)	(0.89)%		(1.52)%	(1.72	)% (E)
Portfolio turnover rate	0%		0%	0	% (D)

(A)	The Catalyst Multi-Strategy Fund Class I shares commenced operations on August 13, 2015.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses,

total return would have been lower.

(D)	Not annualized.
161

(E)	Annualized.

(F)

As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the period ended June 30, 2016,

primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(G)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	2.99%	2.56%	2.90	% (E)
Expenses, net waiver and reimbursement	1.99%	1.99%	1.99	% (E)

(H)	Does not include expenses of the underlying investment companies in which the Fund invests.

(I)	Recognition of net investment (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
162

Catalyst Hedged Commodity Strategy Fund

The following table is intended to help you better understand the Catalyst Hedged Commodity Strategy Fund’s financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for each fiscal period ended June 30 has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Catalyst Hedged Commodity Strategy Fund’s financial statements, is included in the annual report, which is available upon request.

For a Share Outstanding Throughout Each Period
Class A
	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	June 30, 2018	June 30, 2017	June 30, 2016 (A)
Net asset value, beginning of year/period	$10.96	$10.90	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.13)	(0.17)	(0.14)
Net realized and unrealized gain on investments	0.08	0.35	1.04
Total from investment operations	(0.05)	0.18	0.90
LESS DISTRIBUTIONS:
From net investment income	(0.16)	(0.11)	—
From net realized gains on investments	—	(0.01)	—
Total distributions	(0.16)	(0.12)	—
Net asset value, end of year/period	$10.75	$10.96	$10.90
Total return (C)	(0.48)%	1.73%	9.00	% (D)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$24,855	$39,938	$9,107
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	2.33%	2.24%	3.51	% (E)
Expenses, net waiver and reimbursement (F)	2.24%	2.24%	2.24	% (E)
Net investment loss, before waiver and reimbursement (F,G)	(1.26)%	(1.62)%	(3.02	)% (E)
Net investment loss, net waiver and reimbursement (F,G)	(1.17)%	(1.62)%	(1.81	)% (E)
Portfolio turnover rate	0%	19%	194	% (D)

	Class C
	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	June 30, 2018	June 30, 2017	June 30, 2016 (A)
Net asset value, beginning of year/period	$10.86	$10.84	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.21)	(0.25)	(0.20)
Net realized and unrealized gain (loss) on investments	0.07	0.36	1.04
Total from investment operations	(0.14)	0.11	0.84
LESS DISTRIBUTIONS:
From net investment income	(0.11)	(0.08)	—
From net realized gains on investments	—	(0.01)	—
Total distributions	(0.11)	(0.09)	—
Net asset value, end of year/period	$10.61	$10.86	$10.84
Total return (C)	(1.31)%	1.10%	8.40	% (D)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$10,487	$13,504	$2,547
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	3.08%	2.99%	4.26	% (E)
Expenses, net waiver and reimbursement (F)	2.99%	2.99%	2.99	% (E)
Net investment loss, before waiver and reimbursement (F,G)	(2.00)%	(2.35)%	(3.79	)% (E)

163

Net investment loss, net waiver and reimbursement (F,G)	(1.91)%	(2.35)%	(2.60	)% (E)
Portfolio turnover rate	0%	19%	194	% (D)

(A)	The Catalyst Hedged Commodity Strategy Fund Class A, Class C and Class I shares commenced operations on September 30, 2015.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	Does not include expenses of the underlying investment companies in which the Fund invests.

(G)	Recognition of net investment (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

	Class I
	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	June 30, 2018	June 30, 2017	June 30, 2016 (A)
Net asset value, beginning of year/period	$11.00	$10.92	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.10)	(0.15)	(0.12)
Net realized and unrealized gain on investments	0.08	0.36	1.04
Total from investment operations	(0.02)	0.21	0.92
LESS DISTRIBUTIONS:
From net investment income	(0.19)	(0.12)	—
From net realized gains on investments	—	(0.01)	—
Total distributions	(0.19)	(0.13)	—
Net asset value, end of year/period	$10.79	$11.00	$10.92
Total return (C)	(0.22)%	2.00%	9.20	% (D)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$51,708	$60,447	$6,249
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	2.08%	1.99%	3.26	% (E)
Expenses, net waiver and reimbursement (F)	1.99%	1.99%	1.99	% (E)
Net investment loss, before waiver and reimbursement (F,G)	(0.99)%	(1.36)%	(2.92	)% (E)
Net investment loss, net waiver and reimbursement (F,G)	(0.90)%	(1.36)%	(1.58	)% (E)
Portfolio turnover rate	0%	19%	194	% (D)

(A)	The Catalyst Hedged Commodity Strategy Fund Class I shares commenced operations on September 30, 2015.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	Does not include expenses of the underlying investment companies in which the Fund invests.

(G)	Recognition of net investment (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

164

Catalyst/Millburn Hedge Strategy Fund

The following table is intended to help you better understand the Catalyst/Millburn Hedge Strategy Fund’s financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for each fiscal period ended June 30 has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Catalyst/Millburn Hedge Strategy Fund’s financial statements, is included in the annual report, which is available upon request.

For a Share Outstanding Throughout Each Period
Class A
	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	June 30, 2018	June 30, 2017	June 30, 2016 (A)
Net asset value, beginning of year/period	$29.82	$28.51	$25.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.29)	(0.25)	(0.05)
Net realized and unrealized gain on investments	2.67	2.08	3.56
Total from investment operations	2.38	1.83	3.51
LESS DISTRIBUTIONS:
From net investment income	—	(0.35)	—
From net realized gains on investments	(1.06)	(0.17)	—
Total distributions	(1.06)	(0.52)	—
Net asset value, end of year/period	$31.14	$29.82	$28.51
Total return (C,D)	7.88%	6.49%	14.04	% (E)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$388,806	$347,156	$36,915
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	2.15%	2.14%	2.25	% (G)
Expenses, net waiver and reimbursement (F)	2.14%	2.13%	2.24	% (G)
Net investment loss, before waiver and reimbursement (F,H)	(0.94)%	(0.85)%	(0.38	)% (G)
Net investment loss, net waiver and reimbursement (F,H)	(0.94)%	(0.85)%	(0.35	)% (G)
Portfolio turnover rate	12%	4%	1	% (E)

	Class C
	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	June 30, 2018	June 30, 2017	June 30, 2016 (A)
Net asset value, beginning of year/period	$29.56	$28.40	$25.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.42)	(0.47)	(0.16)
Net realized and unrealized gain on investments	2.53	2.07	3.56
Total from investment operations	2.11	1.60	3.40
LESS DISTRIBUTIONS:
From net investment income	—	(0.27)	—
From net realized gains on investments	(1.06)	(0.17)	—
Total distributions	(1.06)	(0.44)	—
Net asset value, end of year/period	$30.61	$29.56	$28.40
Total return (C,D)	7.02%	5.70%	13.60	% (E)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$355,968	$222,344	$27,332
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	2.90%	2.89%	3.00	% (G)
Expenses, net waiver and reimbursement (F)	2.89%	2.88%	2.99	% (G)
Net investment loss, before waiver and reimbursement (F,H)	(1.37)%	(1.59)%	(1.24	)% (G)

165

Net investment loss, net waiver and reimbursement (F,H)	(1.36)%	(1.58)%	(1.22	)% (G)
Portfolio turnover rate	12%	4%	1	% (E)

(A)	The Catalyst/Millburn Hedge Strategy Fund Class A and Class C shares commenced operations on December 28, 2015.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently,

the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(E)	Not annualized.

(F)	Does not include expenses of the underlying investment companies in which the Fund invests.

(G)	Annualized.

(H)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

	Class I
	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	June 30, 2018	June 30, 2017	June 30, 2016 (A)
Net asset value, beginning of year/period	$29.90	$28.54	$25.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.09)	(0.18)	(0.07)
Net realized and unrealized gain on investments	2.54	2.09	3.61
Total from investment operations	2.45	1.91	3.54
LESS DISTRIBUTIONS:
From net investment income	—	(0.38)	—
From net realized gains on investments	(1.06)	(0.17)	—
Total distributions	(1.06)	(0.55)	—
Net asset value, end of year/period	$31.29	$29.90	$28.54
Total return (C,D)	8.10%	6.76%	14.16	% (E)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$3,325,775	$1,880,087	$216,921
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	1.90%	1.89%	2.00	% (G)
Expenses, net waiver and reimbursement (F)	1.89%	1.88%	1.99	% (G)
Net investment loss, before waiver and reimbursement (F,H)	(0.31)%	(0.59)%	(0.52	)% (G)
Net investment loss, net waiver and reimbursement (F,H)	(0.29)%	(0.58)%	(0.51	)% (G)
Portfolio turnover rate	12%	4%	1	% (E)

(A)	The Catalyst/Millburn Hedge Strategy Fund Class I shares commenced operations on December 28, 2015.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses,

total return would have been lower.

(D)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently,

the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(E)	Not annualized.

(F)	Does not include expenses of the underlying investment companies in which the Fund invests.

(G)	Annualized.

166

(H)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

APPENDIX A:

INTERMEDIARY-SPECIFIC SALES CHARGE REDUCTIONS AND WAIVERS

Specific intermediaries may have different policies and procedures regarding the availability of sales charge reductions and waivers, which are discussed below. In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers.

MERRILL LYNCH

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•       Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•       Shares purchased by or through a 529 Plan

•       Shares purchased through a Merrill Lynch affiliated investment advisory program

•       Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•       Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•       Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the Trust advised by the Adviser (the “fund family”))

•       Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•       Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•       Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the prospectus

•       Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on A and C Shares available at Merrill Lynch

167

•       Death or disability of the shareholder

•       Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•       Return of excess contributions from an IRA Account

•       Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

•       Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•       Shares acquired through a right of reinstatement

•       Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•       Breakpoints as described in this prospectus

•       Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•       Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

RBC CAPITAL MARKETS, LLC (“RBC”)

Front-end Sales Load Waivers on Class A Shares available at RBC

 •         Employer-sponsored retirement plans.

RAYMOND JAMES & ASSOCIATES, INC., RAYMOND JAMES FINANCIAL SERVICES, INC. & RAYMOND JAMES AFFILIATES (“RAYMOND JAMES”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

• Shares purchased in an investment advisory program.

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

• Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

168

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

• A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C shares available at Raymond James

• Death or disability of the shareholder.

• Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

• Return of excess contributions from an IRA Account.

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus.

• Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

• Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation

• Breakpoints as described in this prospectus.

• Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

MORGAN STANLEY WEALTH MANAGEMENT

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management (“Morgan Stanley”) transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Funds’ Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley

  Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
  Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

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  Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
  Shares purchased through a Morgan Stanley self-directed brokerage account
  Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
  Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

The information disclosed in the appendix is part of, and incorporated in, the prospectus

170

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. July 2017

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

• Social Security number and wire transfer instructions

• account transactions and transaction history

• investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don't share
For joint marketing with other financial companies.	NO	We don't share
For our affiliates' everyday business purposes - information about your transactions and records.	NO	We don't share
For our affiliates' everyday business purposes - information about your credit worthiness.	NO	We don't share
For our affiliates to market to you	NO	We don't share
For non-affiliates to market to you	NO	We don't share

QUESTIONS?	Call 1-844-223-8637

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PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you:

• open an account or deposit money

• direct us to buy securities or direct us to sell your securities

• seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates' everyday business purposes – information about your creditworthiness.

• affiliates from using your information to market to you.

• sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. • Mutual Fund Series Trust does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. • Mutual Fund Series Trust doesn't share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Mutual Fund Series Trust doesn’t jointly market.
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FOR MORE INFORMATION

Several additional sources of information are available to you. The SAI, incorporated into this Prospectus by reference, contains detailed information on Fund policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Funds’ affiliates. Annual and semi-annual reports contain management’s discussion of market conditions and investment strategies that significantly affected each Fund’s performance results as of the Fund’s latest semi-annual or annual fiscal year end.

Call the Funds at 1-866-447-4228 to request free copies of the SAI, the annual report and the semi-annual report, to request other information about the Funds and to make shareholder inquiries. You may also obtain this information from the Funds’ internet site at www.CatalystMF.com.

You may review and copy information about the Funds (including the SAI and other reports) at the Securities and Exchange Commission (the “SEC”) Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for room hours and operation. You also may obtain reports and other information about the Funds on the EDGAR Database on the SEC’s Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act File No. 811-21872

173

STATEMENT OF ADDITIONAL INFORMATION

November 1, 2018

MUTUAL FUND SERIES TRUST

Catalyst Systematic Alpha Fund Class A: ATRAX Class C: ATRCX Class I: ATRFX
Catalyst Hedged Futures Strategy Fund Class A: HFXAX Class C: HFXCX Class I: HFXIX
Catalyst/Exceed Defined Risk Fund Class A: CLPAX Class C: CLPCX Class I: CLPFX
Catalyst/Exceed Defined Shield Fund Class A: SHIEX Class C: SHINX Class I: SHIIX
Catalyst Macro Strategy Fund Class A: MCXAX Class C: MCXCX Class I: MCXIX
Catalyst Multi-Strategy Fund Class A: ACXAX Class C: ACXCX Class I: ACXIX
Catalyst Hedged Commodity Strategy Fund Class A: CFHAX Class C: CFHCX Class I: CFHIX
Catalyst/Millburn Hedge Strategy Fund Class A: MBXAX Class C: MBXCX Class I: MBXIX

17605 Wright Street

Omaha, Nebraska 68130

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus of the Catalyst Systematic Alpha Fund (the “Systematic Alpha Fund”), Catalyst Hedged Futures Strategy Fund (the “Hedged Futures Strategy Fund”), Catalyst/Exceed Defined Risk Fund (the “Defined Risk Fund”), Catalyst/Exceed Defined Shield Fund (the “Defined Shield Fund”), Catalyst Macro Strategy Fund (the “Macro Strategy Fund”), Catalyst Multi-Strategy Fund (the “Multi-Strategy Fund”), Catalyst Hedged Commodity Strategy Fund (the “Hedged Commodity Strategy Fund”) and Catalyst/Millburn Hedge Strategy Fund (“Millburn Hedge Strategy Fund”), (each a “Fund” and as defined and collectively the “Funds”) dated November 1, 2018. Each Fund is a separate series of the Mutual Fund Series Trust (“Trust”), an open-end management company organized as an Ohio business trust. The Funds’ Annual Reports to shareholders for the period ended June 30, 2018 are incorporated herein by reference. This SAI has been incorporated in its entirety into the Prospectus. Copies of the Prospectus, Annual and Semi-Annual Reports may be obtained at no charge from the Trust by writing to the above address or calling 1-866-447-4228.

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TABLE OF CONTENTS

INVESTMENT RESTRICTIONS	3
OTHER INVESTMENT POLICIES	4
ADDITIONAL INFORMATION ABOUT INVESTMENTS AND RISKS	5
DISCLOSURE OF PORTFOLIO HOLDINGS	25
TRUSTEES AND OFFICERS	26
ORGANIZATION AND MANAGEMENT OF WHOLLY-OWNED SUBSIDIARIES (Multi-Strategy Fund, Hedged Commodity Strategy Fund, Millburn Hedge Strategy Fund, Systematic Alpha Fund and Macro Strategy Fund)	32
PRINCIPAL SHAREHOLDERS	33
ADVISOR AND SUB-ADVISORS	44
CODE OF ETHICS	51
TRANSFER AGENT, FUND ACCOUNTING AGENT AND ADMINISTRATOR	51
COMPLIANCE SERVICES	53
CUSTODIAN	54
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	54
COUNSEL	54
DISTRIBUTOR	54
ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES	57
PROXY VOTING POLICY	58
PORTFOLIO TURNOVER	58
PORTFOLIO TRANSACTIONS	59
Purchase and Redemption of Shares	61
Reduction of Up-Front Sales Charge on Class A Shares	62
Waivers of Up-Front Sales Charge on Class A Shares	63
Exchange Privilege	63
SALES CHARGE WAIVERS AND REDUCTIONS AVAILABLE THROUGH CERTAIN FINANCIAL INTERMEDIARIES	63
NET ASSET VALUE	63
TAX INFORMATION	65
INVESTMENTS IN FOREIGN SECURITIES	66
BACKUP WITHHOLDING	66
FOREIGN SHAREHOLDERS	67
WHOLLY-OWNED SUBSIDIARY	67
(Multi-Strategy, Hedged Commodity Strategy, Millburn Hedge Strategy, Systematic Alpha Fund and Macro Strategy Fund)	67
FINANCIAL STATEMENTS	69
Appendix A—Description of Commercial Paper and Bond Ratings	70
Appendix B	72
Appendix C	74
Appendix D	85

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MUTUAL FUND SERIES TRUST

The Trust, an Ohio business trust, is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company (or mutual fund). The Trust was formed by an Agreement and Declaration of Trust on February 27, 2006. The Trust Agreement permits the Board of Trustees of the Trust (“Board” or “Trustees”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Macro Strategy Fund and Millburn Hedge Strategy Fund are each separate non-diversified series of the Trust and the Systematic Alpha Fund, Exceed Defined Risk Fund, Multi-Strategy Fund, Hedged Commodity Strategy Fund and Hedged Futures Strategy Fund are a diversified series of the Trust. There are currently several other series (or funds) and additional series may be created by the Board from time to time.

Catalyst Capital Advisors LLC (“Catalyst” or the “Advisor”) acts as advisor to the Funds.

Millburn Ridgefield Corporation (“Millburn” or the “Sub-Advisor”) serves as the investment sub-adviser to the Millburn Hedge Strategy Fund.

Exceed Advisory LLC (“Exceed” or the Sub-Advisor”) serves as the investment sub-advisor to the Exceed Defined Risk Fund and Exceed Defined Shield Fund.

The Trust does not issue share certificates. All shares are held in non-certificate form registered on the books of the Trust and the Trust’s transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. There can be no assurance that a series will grow to an economically viable size, in which case the Trustees may determine to liquidate the series at a time that may not be opportune for shareholders. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Each Fund offers four classes of shares: Class A, Class C, Class I and Class T Shares. As of the date of this SAI only Class A, Class C and Class I are available for sale. Each share class represents an interest in the same assets of a Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental policies of the Funds and cannot be changed unless the change is approved by the lesser of (a) 67% or more of the shares present at a meeting of shareholders if the holders of more than 50% of the outstanding voting shares of that Fund are present or represented by proxy or (b) more than 50% of the outstanding voting shares of that Fund.

As a matter of fundamental policy, each Fund, except as otherwise noted, may not:

(a)        borrow money, except as permitted under the Investment Company Act of 1940, as amended (“1940 Act”)* and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

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(b)        issue senior securities, except as permitted under the 1940 Act*, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(c)        engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(d)        purchase or sell real estate, which does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that each Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

(e)        purchase or sell physical commodities or forward contracts relating to physical commodities;

(f)        with respect to all of the Funds except Multi-Strategy Fund, make loans to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with a Fund's investment objective and policies may be deemed to be loans. With respect to Multi-Strategy Fund, make loans to others, except (a) where each loan is represented by a note executed by the borrower, (b) through the purchase of debt securities in accordance with its investment objectives and policies, (c) to the extent the entry into a repurchase agreement, in a manner consistent with the Fund’s investment policies or as otherwise permitted under the 1940 Act, is deemed to be a loan, and (d) by loaning portfolio securities;

(g)       invest 25% or more of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto. A Fund will consider the investments of underlying investment companies when determining its compliance with this restriction;

(h)        (Systematic Alpha Fund, Exceed Defined Risk Fund and Hedged Futures Strategy Fund, Only) With respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result (i) more than 5% of the Fund’s total assets would be invested in securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

* The 1940 Act limits a Fund’s ability to borrow money, prohibiting the Fund from issuing senior securities, except the Fund may borrow from any bank provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, than in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%.

OTHER INVESTMENT POLICIES

The following investment policies are not fundamental and may be changed by the Board without the approval of the shareholders of the Funds:

(a)       No Fund will invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities. Rule 144A securities with registration rights are not considered to be illiquid;

(b)       No Fund will purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving futures contracts, and other permitted investments and techniques;

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(c)                 No Fund will mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with permitted borrowings. No Fund will mortgage, pledge or hypothecate more than 1/3 of its assets as collateral for such borrowing, and immediately after such borrowing the Fund shall maintain asset coverage of 300% of all borrowing. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales, securities lending and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation;

(d)                No Fund will purchase any security while borrowings (including reverse repurchase transactions) representing more than one third of its total assets are outstanding.

If a restriction on a Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

Temporary Defensive Positions

From time to time, the Funds may take temporary defensive positions, which are inconsistent with a Fund's principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, a Fund may hold all or a portion of its assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers acceptances, commercial paper, money market funds and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. If a Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. Although a Fund would do this only in seeking to avoid losses, the Fund will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

ADDITIONAL INFORMATION ABOUT INVESTMENTS AND RISKS

Unless restricted by the fundamental policies of any Fund, the following policies supplement the investment objective and policies of the Funds as set forth in the Prospectus.

Common Stocks. The Funds may invest in common stocks, which include the common stock of any class or series of domestic or foreign corporations or any similar equity interest, such as a trust or partnership interest. These investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company’s capital structure. The Funds may also invest in warrants and rights related to common stocks.

Investments in Small and Unseasoned Companies. Unseasoned and small companies may have limited or unprofitable operating histories, limited financial resources, and inexperienced management. In addition, they often face competition from larger or more established firms that have greater resources. Securities of small and unseasoned companies are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. To dispose of these securities, a Fund may need to sell them over an extended period or below the original purchase price. Investments by a Fund in these small or unseasoned companies may be regarded as speculative.

Securities of Other Investment Companies. The Funds may invest in securities issued by other investment companies. Each Fund intends to limit its investments in accordance with applicable law or as permitted by an SEC rule or exemptive order. Among other things, such law would limit these investments so that, as determined immediately after a securities purchase is made by a Fund: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company (the "5% Limitation"); (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group (the "10%

5

Limitation"); (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned by the Fund together with all other investment companies that have the same advisor. Under certain sets of conditions, different sets of restrictions may be applicable. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their Shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne directly by Shareholders.

The Funds intend to rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by Financial Industry Regulatory Authority (“FINRA”) for funds of funds.

Exchange Traded Funds. Each Fund may invest in a range of exchange-traded funds ("ETFs"). An ETF is an investment company that offers investors a proportionate share in a portfolio of stocks, bonds, commodities, currencies or other securities. Like individual equity securities, ETFs are traded on a stock exchange and can be bought and sold throughout the day. Traditional ETFs attempt to achieve the same investment return as that of a particular market index, such as the Standard & Poor's 500 Index. To mirror the performance of a market index, an ETF invests either in all of the securities in the index or a representative sample of securities in the index. Some ETFs also invest in futures contracts or other derivative instruments to track their benchmark index. Unlike traditional indexes, which generally weight their holdings based on relative size (market capitalization), enhanced or fundamentally weighted indexes use weighting structures that include other criteria such as earnings, sales, growth, liquidity, book value or dividends. Some ETFs also use active investment strategies instead of tracking broad market indexes. Investments in ETFs are considered to be investment companies, see "Securities of Other Investment Companies" above.

When a Fund invests in ETFs, it is subject to the specific risks of the underlying investment of the ETF. These risks could include those associated with small companies, illiquidity risk, sector risk, foreign and emerging market risk, short selling, leverage as well as risks associated with fixed income securities, real estate investments, and commodities. ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices or sector they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs' ability to track their applicable indices.

When a Fund invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If a Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, a Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which each Fund may be more heavily invested will vary.

To offset the risk of declining security prices, the Funds may invest in inverse ETFs.  Inverse ETFs are funds designed to rise in price when stock prices are falling.   Inverse ETF index funds seek to provide investment results that will match a certain percentage of the inverse of the performance of a specific benchmark on a daily basis.  For example, if an inverse ETFs current benchmark is the inverse of the Russell 2000 Index and the ETF meets its objective, the value of the ETF will tend to increase on a daily basis when the value of the underlying index decreases (e.g., if the Russell 2000 Index goes down 5% then the inverse ETF’s value should go up 5%).  Under the 1940 Act, the Funds may not acquire shares of another investment company (ETFs or other investment companies) if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of

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the ETF’s or investment company’s total outstanding stock (“3% Limitation”). Accordingly, the Fund is subject to the 3% Limitation unless: (i) the ETF or the Fund has received an order for exemptive relief from the 3% Limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. The SEC has issued such an exemptive order to iShares Trust and iShares, Inc. which permits investment companies to invest in the various series of the iShares Trust and iShares, Inc. (“iShares Funds”) beyond the 3% Limitation, subject to certain terms and conditions, including that such investment companies enter into an agreement with the iShares Funds. The Funds may seek to qualify to invest in iShares Funds in excess of the 3% Limitation.

To the extent the 3% Limitation applies to certain ETFs, that limitation may prevent the Funds from allocating its investments in the manner that the Fund’s advisor, considers optimal, or cause the Fund to select a similar index or sector-based mutual fund or other investment company (“Other Investment Companies”), or a similar basket of stocks (a group of securities related by index or sector that are pre-selected by, and made available through, certain brokers at a discounted brokerage rate) (“Stock Baskets”) as an alternative. The Funds may also invest in Other Investment Companies or Stock Baskets when the advisor believes they represent more attractive opportunities than similar ETFs. The Fund’s investments in Other Investment Companies will be subject to the same 3% Limitation described above.

ETFs or Inverse ETFs may employ leverage, which magnifies the changes in the underlying stock index upon which they are based.  Any strategy that includes inverse or leveraged securities could cause a Fund to suffer significant losses.

Closed-End Investment Companies. The Funds may invest in “closed-end” investment companies (or “closed-end funds”), subject to the investment restrictions set forth below. The Funds, together with any company or companies controlled by the Funds, and any other investment companies having a sub-advisor as an investment advisor, may purchase only up to 10% of the total outstanding voting stock of any closed-end fund. Typically, the common shares of closed-end funds are offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission. Such securities are then listed for trading on a national securities exchange or in the over-the-counter markets. Because the common shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Funds), investors seek to buy and sell common shares of closed-end funds in the secondary market. The common shares of closed-end funds may trade at a price per share which is more or less than the net asset value (“NAV”) per share, the difference representing the “market premium” and the “market discount” of such common shares, respectively.

There can be no assurance that a market discount on common shares of any closed-end fund will ever decrease. In fact, it is possible that this market discount may increase and the Funds may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of that fund’s shares. Similarly, there can be no assurance that the common shares of closed-end funds which trade at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Funds. The Funds may also invest in preferred shares of closed-end funds.

An investor in the Funds should recognize that he may invest directly in closed-end funds and that by investing in closed-end funds indirectly through the Funds he will bear not only his proportionate share of the expenses of the Funds (including operating costs and investment advisory and administrative fees) but also, indirectly, similar fees of the underlying closed-end funds. An investor may incur increased tax liabilities by investing in the Funds rather than directly in the underlying funds.

Business Development Companies (BDCs) and Special Purpose Acquisition Companies (SPACs). The Funds may invest in BDCs and SPACs. Federal securities laws impose certain restraints upon the organization and operations of BDCs and SPACs. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or in thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt instruments that mature in one year or less. SPACs typically hold 85% to 100% of the proceeds raised from their IPO in trust to be used at a later date for a merger or acquisition. The SPAC must sign a letter of intent for a merger or acquisition within 18 months of the IPO. Otherwise it will be

7

forced to dissolve and return the assets held in the trust to the public stockholders. However, if a letter of intent is signed within 18 months, the SPAC can close the transaction within 24 months. In addition, the target of the acquisition must have a fair market value that is equal to at least 80% of the SPAC’s assets at the time of acquisition and a majority of shareholders voting must approve this combination with no more than 20% of the shareholders voting against the acquisition and requesting their money back. When a deal is proposed, a shareholder can stay with the transaction by voting for it or elect to sell his shares in the SPAC if voting against it. SPACs are more transparent than private equity as they may be subject to certain SEC regulations, including registration statement requirements under the Securities Act of 1933 and 10-K, 10-Q and 8-K financial reporting requirements. Since SPACs are publicly traded, they provide limited liquidity to an investor (i.e. investment comes in the form of common shares and warrants which can be traded). Other than the risks normally associated with IPOs, SPACs’ public shareholders' risks include limited liquidity of their securities (as shares are generally thinly traded), loss of 0-15% of their investments (resulting from the SPACs operating costs) if no deals are made and lack of investment diversification as assets are invested in a single company.

Options on Securities. Each Fund may purchase put or call options on equity securities (including securities of ETFs). Each Fund may also write call options and put options on stocks only if they are covered, as described below, and such options must remain covered so long as the Fund is obligated as a writer. Option transactions can be executed either on a national exchange or through a private transaction with a broker-dealer (an “over-the-counter” transaction). Each Fund may write (sell) “covered” call options and purchase options in a spread to hedge (cover) written options, and to close out options previously written by it.

A call option gives the holder (buyer) the “right to purchase” a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer (seller) of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. To secure the obligation to deliver the underlying security upon exercise of a call option subject to the Options Clearing Corporation (“OCC”), a writer is required to deposit in escrow the underlying security or other assets in accordance with OCC rules.

The purpose of writing covered call options is to generate additional premium income for a Fund. This premium income will serve to enhance a Fund’s total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which, in the opinion of the advisor, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the particular Fund.

A Fund may write only call options that are “covered” or for which the Fund has segregated liquid assets equal to the exercise liability of the option that are adjusted daily to the option’s current market value. A call option is “covered” if the Fund either owns the underlying security or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that security. In addition, a Fund will not permit the call to become uncovered without segregating liquid assets as described above prior to the expiration of the option or termination through a closing purchase transaction as described below. If a Fund writes a call option, the purchaser of the option has the right to buy (and the Fund has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The initial amount paid to a Fund by the purchaser of the option is the “premium”. A Fund’s obligation as the writer of a call option to deliver the underlying security against payment of the exercise price will terminate either upon expiration of the option or earlier if the Fund is able to effect a “closing purchase transaction” through the purchase of an equivalent option. There can be no assurance that a closing purchase transaction can be effected at any particular time or at all. A Fund would not be able to effect a closing purchase transaction after it had received notice of exercise. Fund securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with a Fund’s investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Funds will not do unless the Fund arranges to have its custodian segregate sufficient cash or liquid assets as described above), but capable of enhancing a Fund’s total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, a Fund has no control over

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when the Fund may be required to sell the underlying securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security. The security, cash or other liquid assets covering the call will be maintained either in a segregated status by the Fund’s custodian or on deposit in escrow in accordance with OCC rules.

The premium received is the market value of an option. The premium a Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period. Once the decision to write a call option has been made, the advisor, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for such option. The premium received by a Fund for writing covered call options will be recorded as a liability in the Fund’s statement of assets and liabilities. This liability will be adjusted daily to the option’s current market value which is the mean of the closing bid and asked prices, after closing rotation is completed (i.e., after such closing prices are computed, currently at 4:02 p.m. and 4:15 p.m., depending on the type of contract), the closing prices as of the time at which the net asset value per share of the Fund is computed (the close of the New York Stock Exchange). The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, and it does not wish to segregate cash or other liquid assets equal in value to the exercise liability of the option adjusted daily to the option’s current market value, the Fund will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect such closing transactions at a favorable price. If a Fund cannot effect such a closing transaction, and it does not wish to segregate cash or other liquid assets equal in value to the exercise liability of the option adjusted daily to the option’s current market value, the Fund may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. A Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to the Fund, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.

A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. It is possible that the cost of effecting a closing transaction may be greater than the premium received by a Fund for writing the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the purchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

In order to write a call option, a Fund is required to comply with OCC rules and the rules of the various exchanges with respect to collateral requirements.

A Fund may also purchase put options so long as they are listed on an exchange. If a Fund purchases a put option, it has the option to sell the subject security at a specified price at any time during the term of the option.

Purchasing put options may be used as a portfolio investment strategy when the advisor perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in

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any upward movement. If a Fund is holding a stock that the advisor feels has strong fundamentals, but for some reason may be weak in the near term, it may purchase a listed put on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put option’s strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security. If, during the period of the option the market price for the underlying security remains at or above the put option’s strike price, the put will expire worthless, representing a loss of the price a Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

A Fund may write put options on a fully covered basis on a stock the Fund intends to purchase or where the Fund arranges with its custodian to segregate cash or other liquid asset equal in value to the exercise liability of the put option adjusted daily to the option’s current market value. If a Fund writes a put option, the purchaser of the option has the right to sell (and the Fund has the obligation to buy) the underlying security at the exercise price throughout the term of the option. The initial amount paid to a Fund by the purchaser of the option is the “premium”. A Fund’s obligation to purchase the underlying security against payment of the exercise price will terminate either upon expiration of the option or earlier if the Fund is able to effect a “closing purchase transaction” through the purchase of an equivalent option. There can be no assurance that a closing purchase transaction can be effected at any particular time or at all. In all cases where a put option is written, that is not covered by the Fund’s having an immediate and absolute right to sell such securities, a Fund will segregate with its custodian, or pledge to a broker as collateral any combination of “qualified securities” (which consists of cash, U.S. Government securities or other liquid securities) with a market value at the time the option is written of not less than 100% of the exercise price of the put option multiplied by the number of options contracts written times the option multiplier, which will be adjusted daily to the option’s current market value.

A Fund may purchase a call option or sell a put option on a stock (including securities of ETFs) it may purchase at some point in the future. The purchase of a call option or sale of a put option is viewed as an alternative to the purchase of the actual stock. The number of option contracts purchased multiplied by the exercise price times the option multiplier will normally not be any greater than the number of shares that would have been purchased had the underlying security been purchased. If a Fund purchases a call option, it has the right but not the obligation to purchase (and the seller has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The initial amount paid by a Fund to the seller of the call option is known as the “premium”. If during the period of the option the market price of the underlying security remains at or below the exercise price, a Fund will be able to purchase the security at the lower market price. The profit or loss a Fund may realize on the eventual sale of a security purchased by means of the exercise of a call option will be reduced by the premium paid for the call option. If, during the period of the call option, the market price for the underlying security is at or below the call option’s strike price, the call option will expire worthless, representing a loss of the price a Fund paid for the call option, plus transaction costs.

Stock Index Options. Except as described below, a Fund will write call options on stock indexes only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts or the Fund arranges with its custodian to segregate cash or other liquid assets equal in value to the exercise liability of the call option adjusted daily to the option’s current market value. When a Fund writes a call option on a broadly-based stock market index, it will segregate with its custodian, and/or pledge to a broker as collateral for the option, any combination of “qualified securities” (which consists of cash, U.S. Government securities or other liquid securities) with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

If at the close of business on any business day the market value of such qualified securities so segregated or pledged falls below 100% of the current stock index value times the multiplier times the number of contracts, a Fund will so segregate and/or pledge an amount in cash or other liquid assets or securities equal in value to the difference. However, if a Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained in cash, short-term U.S. Government securities, or other liquid securities (including

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common stocks) in a segregated account with the custodian, it will not be subject to the requirements described in this section.

Risks of Transactions in Stock Options. Purchase and sales of options involves the risk that there will be no market in which to effect a closing transaction. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series or if the transaction was an over-the-counter transaction, through the original broker-dealer. Although a Fund will generally buy and sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. If the Fund, as a covered call or put option writer, is unable to effect an offsetting closing transaction in a secondary market, and does not arrange with its custodian to segregate cash or other liquid assets equal in value to the Fund’s exercise liability of the option adjusted daily to the option’s current market value, it will, for a call option it has written, not be able to sell the underlying security until the call option expires and, for a put option it has written, not be able to avoid purchasing the underlying security until the put option expires.

Risks of Options on Stock Indexes. Each Fund’s purchase and sale of options on stock indexes will be subject to risks described above under “Risks of Transactions in Stock Options”. In addition, the distinctive characteristics of options on stock indexes create certain risks that are not present with stock options.

Since the value of a stock index option depends upon the movements in the level of the stock index, rather than the price of a particular stock, whether a Fund will realize a gain or loss on the purchase or sale of an option on a stock index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on stock indexes is subject to the advisor’s ability to correctly predict movements in the direction of the stock market generally or of a particular industry or market segment. This requires skills and techniques different from predicting changes in the price of individual stocks.

Stock index prices may be distorted if trading of certain stocks included in the stock index is interrupted. Trading in the stock index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the stock index. If this occurred, a Fund would not be able to close out options that it had purchased or written and, if restrictions on exercise were imposed, might not be able to exercise an option that it was holding, which could result in substantial losses to the Fund. It is the policy of each Fund to purchase or write options only on stock indexes that include a number of stocks sufficient to minimize the likelihood of a trading halt in the stock index, for example, the S&P 100 or S&P 500 index option.

Trading in stock index options commenced in April 1983 with the S&P 100 option (formerly called the CBOE 100). Since that time, a number of additional stock index option contracts have been introduced, including options on industry stock indexes. Although the markets for certain stock index option contracts have developed rapidly, the markets for other stock index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all stock index option contracts. Fund will not purchase or sell stock index option contracts unless and until, in the advisor’s opinion, the market for such options has developed sufficiently that the risk in connection with these transactions is no greater than the risk in connection with options on stock.

Hedging. Hedging is a means of transferring risk that an investor does not wish to assume during an uncertain market environment. The Funds are permitted to enter into these transactions solely: (a) to hedge against changes in the market value of portfolio securities and against changes in the market value of securities intended to be purchased, (b) to close out or offset existing positions, or (c) to manage the duration of a portfolio’s fixed income investments.

Hedging activity in a Fund may include buying or selling (writing) put or call options on stocks, shares of exchange traded funds or stock indexes, entering into stock index futures contracts or buying or selling options on stock index futures contracts or financial futures contracts, such as futures contracts on U.S. Treasury securities and interest related indices, and options on financial futures. The Fund will buy or sell options on stock index futures traded on a national exchange or board of trade and options on securities and on stock indexes traded on national securities exchanges or through private transactions directly with a broker-dealer. The Fund may hedge a portion of

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its portfolio by selling stock index futures contracts or purchasing puts on these contracts to limit exposure to an actual or anticipated market decline. A Fund may hedge against fluctuations in currency exchange rates, in connection with its investments in foreign securities, by purchasing foreign forward currency exchange contracts. All hedging transactions must be appropriate for reduction of risk and they cannot be for speculation.

The Funds may engage in transactions in futures contracts and options on futures contracts.

Regulation as a Commodity Pool Operator. The Catalyst Multi-Strategy Fund, the Catalyst Hedged Commodity Strategy Fund, the Systematic Alpha Fund and the Macro Strategy Fund and their respective Subsidiaries are “commodity pools” under the U.S. Commodity Exchange Act (“CEA”), and the Advisor is registered as a “commodity pool operator” with the Commodity Futures Trading Commission (“CFTC”) and is a member of the National Futures Association (“NFA”).  As a registered commodity pool operator with respect to the Catalyst Multi-Strategy Fund and the Catalyst Hedged Commodity Strategy Fund and their respective Subsidiaries, the Advisor must comply with various regulatory requirements under the CEA, and the rules and regulations of the CFTC and the NFA, including investor protection requirements, antifraud prohibitions, disclosure requirements, and reporting and recordkeeping requirements. The Advisor is also subject to periodic inspections and audits by the CFTC and NFA.

The Trust, with respect to the series not named above, has filed, on behalf of each such series, with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended (“CEA”), and the rules of the Commodity Futures Trading Commission (“CFTC”) promulgated thereunder, with respect to each Fund's operations.  Accordingly, such series are not currently subject to registration or regulation as a commodity pool operator.

Convertible Securities. The Funds may invest in convertible securities, including debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time. They also entitle the holder to receive interest or dividends until the holder elects to exercise the conversion privilege.

The terms of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holder’s claims on assets and earnings are generally subordinate to the claims of other creditors, and senior to the claims of preferred and common stockholders. In the case of convertible preferred stock, the holder’s claims on assets and earnings are subordinate to the claims of all creditors and are senior to the claims of common stockholders. As a result of their ranking in a company’s capitalization, convertible securities that are rated by nationally recognized statistical rating organizations are generally rated below other obligations of the company and many convertible securities are not rated.

Preferred Stock. The Funds may invest in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of the preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

Warrants. The Funds may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor’s risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the

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amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

United States Government Obligations. The Funds may invest in obligations issued or guaranteed by the United States Government, or by its agencies or instrumentalities. Obligations issued or guaranteed by federal agencies or instrumentalities may or may not be backed by the “full faith and credit” of the United States. Securities that are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds, and obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal National Mortgage Association and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency.

Foreign Government Obligations. The Funds may invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in United States dollars or in another currency. See “Foreign Investment Risk.”

Bank Obligations. Each Fund may invest in bank obligations such as bankers’ acceptances, certificates of deposit, and time deposits.

Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Investments will be in bankers’ acceptances guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Commercial Paper. Commercial paper consists of unsecured promissory notes, including Master Notes, issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. Master Notes, however, are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed.

Master Notes are governed by agreements between the issuer and the advisor acting as agent, for no additional fee, in its capacity as advisor to a Fund and as fiduciary for other clients for whom it exercises investment discretion. The monies loaned to the borrower come from accounts maintained with or managed by the advisor or its affiliates pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The advisor, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Treasury bill auction rate, the rate on Master Notes is subject to change. Repayment of Master Notes to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the advisor. Master Notes typically are not rated by credit rating agencies.

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The Funds may purchase commercial paper consisting of issues rated at the time of purchase within the three highest rating categories by a NRSRO. The Funds may also invest in commercial paper that is not rated but is determined by the advisor, under guidelines established by the Board, to be of comparable quality.

Other Fixed Income Securities. Other fixed income securities in which the Funds may invest include nonconvertible preferred stocks and nonconvertible corporate debt securities.

The Funds may invest in short-term investments (including repurchase agreements “collateralized fully,” as provided in Rule 2a-7 under the 1940 Act; interest-bearing or discounted commercial paper, including dollar denominated commercial paper of foreign issuers; and any other taxable and tax-exempt money market instruments, including variable rate demand notes, that are “Eligible Securities” as defined in Rule 2a-7 under the 1940 Act).

Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic readjustments in the interest rate according to the terms of the instrument. They are also referred to as variable rate demand notes. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time or during specified periods not exceeding one year, depending upon the instrument involved, and may resell the note at any time to a third party. The Advisor will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

Variable and Floating Rate Notes. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies. These notes must satisfy the same quality standards as commercial paper investments. Unrated variable and floating rate notes purchased by a Fund must be determined by the advisor under guidelines approved by the Board to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund’s investment policies. In making such determinations, the advisor will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, a Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and a Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

Foreign Investments. The Funds may invest in certain obligations or securities of foreign issuers. Certain of these investments may be in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), other similar depositary receipts, and ETFs or other investment companies that invest in foreign securities, Yankee Obligations, and U.S. dollar-denominated securities issued by foreign branches of U.S. and foreign banks. Foreign investments may subject a Fund to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, possible seizure, nationalization, or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source or other taxes, and the adoption of other foreign governmental restrictions.

Additional risks include less publicly available information, less government supervision and regulation of foreign securities exchanges, brokers and issuers, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and that therefore many securities traded in these markets may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and brokerage costs may be higher. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks

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and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. Certain of these investments may subject the Funds to currency fluctuation risks.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of the Fund’s income which may reduce the net return on non-U.S. investments as compared to income received from a U.S. issuer, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of the Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian’s bankruptcy.

In addition, there may be less publicly-available information about a non-U.S. issuer than about a U.S. issuer, and non-U.S. issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets.

Finally, in the event of a default of any such foreign obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such obligations. The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund. For example, the Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

Depositary Receipts. Each Fund’s investments may include securities of foreign issuers in the form of sponsored or unsponsored ADRs, GDRs and EDRs. ADRs are depositary receipts typically issued by a United State bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, depositary receipts in registered form are designed for use in the United States securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Ownership of unsponsored depositary receipts may not entitle the Fund to financial or other reports from the issuer of the underlying security, to which it would be entitled as the owner of sponsored depositary receipts.

Emerging Markets. Each Fund may invest in securities of issuers located in “emerging markets” (lesser developed countries located outside of the U.S.) or ETFs or other investment companies that invest in emerging market securities. Investing in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. For example, many investments in emerging markets experienced significant declines in value due to political and currency volatility in emerging markets countries during the latter part of 1997 and the first half of 1998. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

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When-Issued and Delayed Delivery Securities. The Funds may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and no interest or income accrues to a Fund until settlement. The Funds will maintain with the custodian a separate account with a segregated portfolio of liquid assets consisting of cash, U.S. Government securities or other liquid high-grade debt securities in an amount at least equal to these commitments. When entering into a when-issued or delayed delivery transaction, a Fund will rely on the other party to consummate the transaction; if the other party fails to do so, the Fund may be disadvantaged.

Lower Rated or Unrated Securities. Securities rated Baa by Moody’s or BBB by S&P or lower, or deemed of comparable quality by the advisor, may have speculative characteristics. Securities rated below investment grade, i.e., below Baa or BBB, or deemed of comparable quality by the Advisor, have higher yields but also involve greater risks than higher rated securities. Under guidelines used by rating agencies, securities rated below investment grade, or deemed of comparable quality, have large uncertainties or major risk exposures in the event of adverse conditions, which features outweigh any quality and protective characteristics. Securities with the lowest ratings are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of such securities held by a Fund with a commensurate effect on the value of its shares.

The secondary market for lower rated securities is not as liquid as that for higher rated securities. This market is concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and investment companies. In addition, the trading market for lower rated securities is generally lower than that for higher-rated securities, and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on a Fund’s ability to dispose of these securities and may limit its ability to obtain accurate market quotations for purposes of determining the value of its assets. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value its portfolio, requiring them to rely more on judgment. Less liquid secondary markets may also affect a Fund’s ability to sell securities at their fair value. Each Fund may invest up to 15% of its net assets, measured at the time of investment, in illiquid securities, which may be more difficult to value and to sell at fair value. If the secondary markets for high yield debt securities are affected by adverse economic conditions, the proportion of a Fund’s assets invested in illiquid securities may increase.

In the case of corporate debt securities, while the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. Price volatility in these securities will be reflected in a Fund’s share value. In addition, such securities generally present a higher degree of credit risk. Issuers of these securities often are highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

A description of the quality ratings of certain NRSROs is contained in Appendix A.

Zero Coupon Securities. The Funds may invest in “zero coupon” U.S. Treasury, foreign government and U.S. and foreign corporate convertible and nonconvertible debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and custodial receipts or certificates of participation representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of

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comparable maturities that make current distributions of interest. Each Fund anticipates that it will not normally hold zero coupon securities to maturity. Redemption of shares of the Fund that require it to sell zero coupon securities prior to maturity may result in capital gains or losses that may be substantial. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. Such accrued discount will be includible in determining the amount of dividends the Fund must pay each year and, in order to generate cash necessary to pay such dividends, the Fund may liquidate portfolio securities at a time when it would not otherwise have done so.

Forward Foreign Currency Exchange Contracts. A Fund may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities. A forward contract may be used by a Fund only to hedge against possible variations in exchange rates of currencies in countries in which it may invest. A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Futures Contracts. Each Fund may invest in futures contracts and options thereon (stock index futures contracts, interest rate futures contracts or currency futures contracts or options thereon) to hedge or manage risks associated with the Fund’s securities investments. When a futures contract is executed, each party deposits with a futures commission merchant (“FCM”) or broker (“Custodian”), or in a segregated custodial account, a specified percentage of the contract amount, called the initial margin, and during the term of the contract, the amount of the deposit is adjusted based on the current value of the futures contract by payments of variation margin to or from the FCM or broker or segregated custodial account. In the case of options on futures, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume the option writer’s position in the futures contract and related margin account. If the option is exercised on the last trading day, cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index, interest rate or currency price, as applicable, on the expiration date is delivered.

As required by the 1940 Act, a Fund may purchase or sell futures contracts or options thereon only if the Fund’s liability for the futures position is “covered” by an offsetting position in a futures contract or option thereon, or by the Fund’s segregating liquid assets equal to the Fund’s liability on the futures contract or option thereon, which are adjusted daily to equal the current market value of Fund’s liability on the futures contract or option thereon. To enter into a futures contract, an amount of cash, U.S. Government securities, or other liquid securities or assets, equal to the market value of the futures contract, is segregated with the Custodian and/or in a margin account with a FCM or broker, and this amount of cash or cash equivalents is adjusted daily to the current market value of the futures contract to collateralize the position and thereby ensure that the use of such futures is unleveraged. Alternatively, a Fund may cover such positions by purchasing offsetting positions, or by using a combination of offsetting positions and cash or other liquid securities or assets.

Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it would be disadvantageous to do so. In addition, a Fund might be required to make delivery of the instruments underlying futures contracts it holds. The inability to close positions in futures or options thereon also could have an adverse impact on a Fund’s ability to hedge or manage risks effectively.

Successful use of futures by a Fund is also subject to the advisor’s ability to predict movements correctly in the direction of the market. There is typically an imperfect correlation between movements in the price of the future and movements in the price of the securities that are the subject of the hedge. In addition, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between the movements in the cash

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market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the advisor may still not result in a successful hedging transaction over a short time frame.

The trading of futures contracts is also subject to the risk of trading halts, suspension, exchange or clearing house equipment failures, government intervention, insolvency of a commodities or brokerage firm or clearing house or other disruption of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

The purchase and sale of futures contracts or related options will not be a primary investment technique of the Funds. A Fund will purchase or sell futures contracts (or related options thereon) in accordance with the regulations of the Commodity Futures Trading Commission (“CFTC”) described above.

Interest Rate Futures. A Fund may purchase an interest rate futures contract as a hedge against changes in interest rates. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Thus, if a Fund holds long-term debt obligations and the advisor anticipates a rise in long-term interest rates, the Fund could, instead of selling its debt obligations, enter into an interest rate futures contract for the sale of similar long-term securities. If interest rates rise, the value of the futures contract would also rise, helping to offset the price decline of the obligations held by the Fund. A Fund might also purchase futures contracts as a proxy for underlying securities that it cannot currently buy.

Stock Index Futures. A Fund may purchase and sell stock index futures contracts as a hedge against changes resulting from market conditions in the values of securities that are held in its portfolio or that it intends to purchase or when such purchase or sale is economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.

A Fund may hedge a portion of its portfolio by selling stock index futures contracts or purchasing puts on these contracts to limit exposure to an actual or anticipated market decline. This provides an alternative to liquidation of securities positions. Conversely, during a market advance or when the advisor anticipates an advance, a Fund may hedge a portion of its portfolio by purchasing stock index futures, or options on these futures. This affords a hedge against a Fund not participating in a market advance when it is not fully invested and serves as a temporary substitute for the purchase of individual securities, which may later be purchased in a more advantageous manner.

A Fund’s successful use of stock index futures contracts depends upon the advisor’s ability to predict the direction of the market and is subject to various additional risks. The correlation between movement in the price of the stock index future and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases as the composition of a Fund’s portfolio diverges from the composition of the relevant index. In addition, if a Fund purchases futures to hedge against market advances before it can invest in common stock in an advantageous manner and the market declines, there may be a loss on the futures contracts. In addition, the ability of a Fund to close out a futures position or an option on futures depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option on a futures contract at any particular time. The risk of loss to a Fund is theoretically unlimited when the Fund sells an uncovered futures contract because there is an obligation to make delivery unless the contract is closed out, regardless of fluctuations in the price of the underlying security.

Foreign Currency Futures Transactions. Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contract are standardized as to amount and delivery period and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts. As part of their financial futures transactions, the Funds may use foreign currency futures contracts and options on such futures contracts. Through the purchase or

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sale of such contracts, the Funds may be able to achieve many of the same objectives as through investing in forward foreign currency exchange.

Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

A Fund may write only foreign currency options that are “covered” or for which the Fund has segregated liquid assets equal to the exercise liability of the option that are adjusted daily to the option’s current market value. A call option is “covered” if the Fund either owns the underlying currency or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that currency. A Fund may write put options on a fully covered basis on a currency the Fund intends to purchase or where the Fund arranges with its Custodian to segregate cash or other liquid asset equal in value to the exercise liability of the put option adjusted daily to the option’s current market value. In addition, a Fund will not permit the option to become uncovered without segregating liquid assets as described above prior to the expiration of the option or termination through a closing purchase transaction as described in “Options on Securities” above.

A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect a Fund against an adverse movement in the value of a foreign currency, it would not limit the gain which might result from a favorable movement in the value of the currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the Fund’s gain would be offset in part by the premium paid for the option. Similarly, if a Fund entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the Fund would not need to exercise its call if the currency instead depreciated in value. In such a case, the Fund would acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

REITs. The Funds may invest in securities of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as “Equity REITs”, “Mortgage REITs” and “Hybrid REITs.” An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values, and income from real property continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

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Direct investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Structured Securities. The Funds may purchase any type of publicly traded or privately negotiated fixed income security, including mortgage-backed securities; structured notes, bonds or debentures; and assignments of and participations in loans.

Mortgage-Backed Securities. The Funds may invest in mortgage-backed securities, such as those issued by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”) or certain foreign issuers. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of a Fund’s shares. These securities generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool’s term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30-year mortgages in a stable interest rate environment, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life, although it may vary depending on numerous factors. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting a Fund’s yield.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Asset-Backed Securities. The Funds may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts,

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leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

Asset-backed securities present certain risks that are not presented by other securities in which the Funds may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.

Structured Notes, Bonds and Debentures. The Funds may invest in structured notes, bonds and debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the “Reference”) or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Fund’s entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

Assignments and Participations. The Funds may invest in assignments of and participations in loans issued by banks and other financial institutions.

When a Fund purchases assignments from lending financial institutions, the Fund will acquire direct rights against the borrower on the loan. However, since assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

Participations in loans will typically result in a Fund having a contractual relationship with the lending financial institution, not the borrower. The Fund would have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender of the payments from the borrower. In connection with purchasing a participation, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has purchased a participation. As a result, a Fund purchasing a participation will assume the credit risk of both the borrower and the lender selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

A Fund may have difficulty disposing of assignments and participations because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on a Fund’s ability to dispose of particular assignments or participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid market for assignments and participations also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its net asset value.

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A Fund may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a foreign government (a “Borrower”) and one or more financial institutions (“Lenders”). The majority of a Fund’s investments in Loans are expected to be in the form of participations in Loans (“Participations”) and assignments of portions of Loans from third parties (“Assignments”). Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the Borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. A Fund will acquire Participations only if the Lender interpositioned between the Fund and the Borrower is determined by the Advisor to be creditworthy.

When a Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the Borrower on the Loan. However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

There are risks involved in investing in Participations and Assignments. The Fund may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Fund’s ability to dispose of particular Participations or Assignments when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations and Assignments also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its net asset value.

Restricted and Illiquid Securities. A Fund may acquire, in privately negotiated transactions, securities that cannot be offered for public sale in the United States without first being registered under the Securities Act of 1933 (“Securities Act”). Restricted securities are subject to restrictions on resale under federal securities law. Because of these restrictions, a Fund may not be able to readily resell these securities at a price equal to what it might obtain for similar securities with a more liquid market. A Fund’s valuation of these securities will reflect relevant liquidity considerations. Under criteria established by the Trustees, certain restricted securities sold pursuant to Rule 144A under the Securities Act may be determined to be liquid. To the extent that restricted securities are not determined to be liquid, each Fund will limit its purchase, together with other illiquid securities including non-negotiable time deposits and repurchase agreements providing for settlement in more than seven days after notice, to no more than 15% of its net assets.

Restricted securities in which a Fund may invest may include commercial paper issued in reliance on the exemption from registration afforded by Section 4(a)(2) of the Securities Act. Section 4(a)(2) commercial paper is restricted as to disposition under federal securities law, and is generally sold to institutional investors, such as the Funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(a)(2) commercial paper is normally resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in Section 4(a)(2) commercial paper, thus providing liquidity. Each advisor believes that Section 4(a)(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees of the Funds are quite liquid. The Funds intend, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(a)(2) commercial paper, as determined by the advisor, as liquid and not subject to the investment limitations applicable to illiquid securities.

Repurchase Agreements. Securities held by a Fund may be subject to repurchase agreements. These transactions permit a Fund to earn income for periods as short as overnight. The Fund could receive less than the repurchase price on any sale of such securities. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation and registered broker-dealers and other

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financial institutions that the Advisor deems creditworthy under guidelines approved by the Board, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain continually the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Trust believes that, under the regular procedures normally in effect for custody of the Funds’ securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Funds’ custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

Reverse Repurchase Agreements. The Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase it at a mutually agreed upon date and at a price reflecting the interest rate effective for the term of the agreement. This may also be viewed as the borrowing of money by the Fund. The Funds will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. No Fund may enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each Fund will segregate assets consisting of cash or liquid securities in an amount at least equal to its repurchase obligations under its reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities it has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds from the agreement may be restricted pending a determination by the other party or its trustee or receiver whether to enforce the Fund’s obligation to repurchase the securities.

Loans of Portfolio Securities. Each Fund may lend securities if such loans are secured continuously by liquid assets consisting of cash, U.S. Government securities or other liquid debt securities or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, currently three Business Days after notice, or by the borrower on one day’s notice (as used herein, “Business Day” shall denote any day on which the New York Stock Exchange and the custodian are both open for business). Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and its shareholders. The Funds may pay reasonable finders’ and custodial fees, including fees to an advisor or its affiliate, in connection with loans. In addition, the Funds will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and the Funds will not lend their securities to any director, officer, employee, or affiliate of an advisor, the Administrator or Distributor, unless permitted by applicable law. Loans of portfolio securities involve risks, such as delays or an inability to regain the securities or collateral adjustments in the event the borrower defaults or enters into bankruptcy.

Short Sales “Against The Box”. The Funds may engage in short sales “against the box”. In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. The Funds may engage in a short sale if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.” It may be entered into by a Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. If the Fund engages in a short sale, the collateral for the short position will be segregated in an account with the Fund’s custodian or qualified sub-custodian. No more than 10% of

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the Fund’s net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

The Fund may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

If the Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.

Short Sales (excluding Short Sales “Against the Box”). The Funds may sell securities short or purchase ETFs that sell securities short. A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities.

To deliver the securities to the buyer, a Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale.

A Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, the Fund will place in a segregated account with its custodian or a qualified sub-custodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Fund will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short.

Municipal Securities. Municipal securities are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding of outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Such obligations, which may include lease arrangements, are included within the term “municipal securities” if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

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The two principal classifications of municipal securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds that are municipal securities are in most cases revenue bonds and do not generally involve the pledge of the credit of the issuer of such bonds. There are, of course, variations in the degree of risk of municipal securities, both within a particular classification and between classifications, depending upon numerous factors.

The yields on municipal securities are dependent upon a variety of factors, including general money market conditions, general conditions of the municipal securities market, size of particular offering, maturity of the obligation and rating of the issue. The ratings of Moody's and S&P represent their opinions as to the quality of the municipal securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields, while municipal securities of the same maturity and coupon with different ratings may have the same yield.

Each Fund may invest in "private activity" bonds. Each Fund may also purchase participation interests in municipal securities (such as industrial development bonds) from financial institutions, including banks, insurance companies and broker-dealers. A participation interest gives a Fund an undivided interest in the municipal securities in the proportion that the Fund's participation interest bears to the total principal amount of the municipal securities. These instruments may be variable or fixed rate.

Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted policies and procedures for the public and nonpublic disclosure of the Funds’ portfolio securities.

As a general matter, no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party except (1) to service providers that require such information in the course of performing their duties (for example, the Funds’ custodian, administrator, investment advisor, sub-investment advisor, independent public accountants, attorneys, officers and trustees) and are subject to a duty of confidentiality including duties not to trade on non-public information and (2) pursuant to certain exceptions that serve a legitimate business purpose. These exceptions may include: (1) disclosure of portfolio holdings only after such information has been publicly disclosed on the Fund’s website, in marketing materials (provided the portfolio holdings disclosed in the materials are at least 15 days old) or through filings with the SEC as described below and (2) to third-party vendors, that (a) agree to not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Fund before the portfolio holdings or results of the analysis become publicly available; and (b) sign a written confidentiality agreement. The confidentiality agreement must provide, but is not limited to, that the recipient of the portfolio holdings information agrees to limit access to the portfolio holdings information to its employees who, on a need to know basis are (1) authorized to have access to the portfolio holdings information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive that the confidentiality obligations contained in the confidentiality agreement.

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The Funds’ portfolio holdings are currently disclosed to the public through filings with the SEC. The Funds disclose their portfolio holdings by mailing the annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period. In addition, the Funds disclose their portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of each quarter/semi-annual period.

Neither the Funds nor the Advisor may enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any exceptions to the policies and procedures may only be made by the consent of the Trust’s chief compliance officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Funds and will be reported to the Board at the Board’s next regularly scheduled meeting.

TRUSTEES AND OFFICERS

The Board manages the business and affairs of the Trust and appoints or elects officers responsible for the day-to-day operations of the Trust and the execution of policies established by Board resolution or directive. In the absence of such provisions, the respective officers have the powers and discharge the duties customarily held and performed by like officers of corporations similar in organization and business purposes.

The Trustees who are not “interested persons” (for regulatory purposes) of the Trust or an advisor or the distributor (the “Independent Trustees”) are charged with, among other functions, recommending to the full Board approval of the distribution, transfer agency and accounting services agreements and the investment advisory agreements. When considering approval of the existing advisory agreements, the Independent Trustees evaluate the nature and quality of the services provided by the Advisor, the performance of the Funds, the Advisor’s costs and the profitability of the agreements to the Advisor, ancillary benefits to the Advisor or their affiliates in connection with its relationship to the Funds and the amount of fees charged in comparison to those of other investment companies.

The Board currently has two standing committees: the Audit Committee and the Valuation Committee. Each committee is described below.

The term of office for each Trustee is for the duration of the Trust or until death, removal, resignation or retirement. The term of office of each officer is until the successor is elected.

Information pertaining to the Trustees and officers of the Trust, including their principal occupations for the last five years, is set forth below.

Independent Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises, a real estate firm, since 1999. Managing Member of PTL Real Estate LLC, a real estate/investment firm, since 2000. Managing Member of Bear Properties, LLC, a real estate firm, since 2006.	56	Variable Insurance Trust since 2010; Mutual Fund and Variable Insurance Trust since 2016; Strategy Shares since 2016; Trustee of M3Sixty Funds Trust since 2016; Trustee of the AlphaCentric Prime Meridian Income Fund, 2018 to present.

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Tiberiu Weisz c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1949	Trustee	Since 6/2006	Retired, Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., from 1994 to 2015.	40	Variable Insurance Trust since 2010
Dr. Bert Pariser c/o MITCU Corporation 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Faculty Member Technical Career Institutes, since 1991.	40	Variable Insurance Trust since 2010

Interested Trustee*** and Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Jerry Szilagyi 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1962	Trustee and President	Trustee since 7/2006; President since 2/2012	Chief Executive Officer, Catalyst Capital Advisors LLC, 1/2006- present; Member, AlphaCentric Advisors LLC, 2/2014 to present; President, Rational Advisors, Inc., 1/2016-present; Chief Executive Officer, Alt Fund Distributors LLC, 12/2014-present; Managing Member, MFund Distributors LLC, 10/2012-present; Managing Member, MFund Services LLC, 1/2012 - Present; President, Abbington Capital Group LLC, 1998- present; President, Cross Sound Capital LLC, 6/2011 to 10/2013; President, USA Mutuals, Inc., 3/2011 – 7/2016.	40	Variable Insurance Trust since 2010
Michael Schoonover 36 N. New York Avenue Huntington, NY 11743 Year of Birth:1983	Vice President	Since 2018	Chief Operating Officer, Catalyst Capital Advisors LLC, June 2017 to present; Chief Operating Officer, Rational Advisors, Inc., June 2017 to present; Portfolio Manager, Catalyst	N/A	N/A

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Capital Advisors LLC 12/2013 to present; Portfolio Manager, Rational Advisors, Inc. 1/2016 to 5/2018; Senior Analyst, Catalyst Capital Advisors LLC, 3/2013 to 12/2013.
Erik Naviloff 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2011; Assistant Vice President, Gemini Fund Services, 2007 - 2012.	N/A	N/A
Aaron Smith 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1974	Assistant Treasurer	Since 11/2013	Manager - Fund Administration, Gemini Fund Services, LLC, since 2012; Authorized Officer, UBS Global Asset Management, a business division of UBS AG, 2010-2012.	N/A	N/A
Brian Curley 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President, Gemini Fund Services, LLC since 1/2015; Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc., 2008 – 2012.	N/A	N/A
Sam Singh 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1976	Assistant Treasurer	Since 2/2015	Vice President, Gemini Fund Services, LLC since 1/2015; Assistant Vice President, Gemini Fund Services, LLC, 2011-12/2014.	N/A	N/A
Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director, MFund Services LLC since 5/2015; Director & Chief Compliance Officer, Citi Fund Services, 2010-2015.	N/A	N/A
Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Secretary since 4/2014	Director of Legal Services, MFund Services LLC, 2/2012 to present.	N/A	N/A

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* The term of office of each Trustee is indefinite.

** The ‘Fund Complex’ includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares, the TCG Financial Series Trusts I-X and AlphaCentric Prime Meridian Income Fund, each a registered investment company.

***The Trustee who is an “interested persons” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the advisor to certain series of the Trust.

Leadership Structure. The Trust is led by Mr. Jerry Szilagyi, who has served as the Chairman of the Board since 2010. Mr. Szilagyi is an interested person by virtue of his controlling interest in the Advisor and AlphaCentric Advisors LLC, an investment advisers to other certain series of the Trust. The Board is comprised of Mr. Szilagyi, an Interested Trustee, and Mr. Tobias Caldwell, Mr. Tiberiu Weisz and Dr. Bert Pariser, each an Independent Trustee. Mr. Caldwell was appointed by the Board as the Lead Independent Trustee. The Lead Independent Trustee serves as a key point person for dealings between management and the Independent Trustees and assists in setting the agendas for Board meetings. The Independent Trustees meet in executive session at each Board meeting. Under the Trust’s bylaws and governance guidelines, the Chairman of the Board is responsible for (a) chairing Board meetings, (b) setting the agendas for these meetings and (c) providing information to Board members in advance of each Board meeting and between Board meetings. The Trustees believe this is the most appropriate leadership structure for the Trust given Mr. Szilagyi’s background in the investment management industry and his experience in providing both advisory and administrative services to other mutual funds. Additionally, as the Managing Member of MFund Services LLC, which provides management and administrative services to the Fund, Mr. Szilagyi is well positioned and informed regarding issues requiring the attention of the Board, and as the leader of the Board, can ensure such issues are included in the Board’s agenda for meetings and that appropriate time is allocated to discuss such issues and take any necessary actions.

Risk Oversight. In its risk oversight role, the Board oversees risk management, and the full Board engages in discussions of risk management and receives reports on investment and compliance risk at quarterly meetings and on an ad hoc basis, when and if necessary. The Board, directly or through its Audit Committee, reviews reports from among others, the advisors, sub-advisors, the Trust’s Chief Compliance Officer, the Trust’s independent registered public accounting firm, and the Independent Trustees’ counsel, as appropriate, regarding risks faced by the Trust and the Fund and the risk management programs of the Trust, the advisors and certain service providers. The full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from the Trust’s Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Trust’s Chief Compliance Officer also meets at least quarterly in executive session with the Independent Trustees. The actual day-to-day risk management with respect to each Fund resides with the Fund’s Advisor and other service providers to the Fund. Although the risk management policies of the Advisor and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Generally, the Board believes that its oversight of material risks is adequately maintained through the risk-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Audit Committee. Mr. Caldwell, Mr. Weisz and Dr. Pariser serve on the Board’s Audit Committee. The Board’s Audit Committee is a standing independent committee with a separate chair.  The primary function of the Audit Committee is to assist the full Board in fulfilling its oversight responsibilities to the shareholders and the investment community relating to fund accounting, reporting practices and the quality and integrity of the financial reports. To satisfy these responsibilities, the Audit Committee reviews with the independent auditors, the audit plan and results and recommendations following independent audits, reviews the performance of the independent auditors and recommends engagement or discharge of the auditors to the full Board, reviews the independence of the independent auditors, reviews the adequacy of the Funds’ internal controls and prepares and submits Audit Committee meeting minutes and supporting documentation to the full Board. During the fiscal year ended June 30, 2018, the Audit Committee met five times.

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 Valuation Committee. The Valuation Committee is composed of (1) either the Trust's Treasurer or Assistant Treasurer and (2) either the Trust's Chief Compliance Officer or a Trustee that is independent of the adviser/sub-adviser and the fund involved in the subject valuation. The Valuation Committee is responsible for the valuation and revaluation of any portfolio investment for which market quotations or sale prices are not readily available. The Valuation Committee meets as is required. During the fiscal year ended June 30, 2018, the Valuation Committee held 35 meetings.

Background and Qualifications of the Trustees. Mr. Szilagyi is the managing member of the Advisor, an original sponsor of the Trust. Mr. Szilagyi is the Managing Member of AlphaCentric Advisors, LLC, an investment advisor to certain series of the Trust. Mr. Szilagyi is also the President of Rational Advisors, Inc., an investment advisor to other series in the Fund Complex. He is also President of MFund Services LLC, which provides management and administrative services to the Trust. Mr. Szilagyi has many years of experience managing mutual funds and providing administrative services to other mutual funds. His experience in the investment management industry makes him uniquely qualified to serve as the Trust’s Chairman.

Mr. Caldwell is the manager of a real estate investment firm. Mr. Caldwell’s experience in the real estate and investment industries provides the Board with an additional perspective and understanding of investment strategies used by advisors to the funds. Mr. Caldwell also serves on the boards of other mutual fund trusts.

Mr. Weisz is an attorney and provides the Board with insight and experience regarding their duties and standards of care as well as legal procedures related to the Board’s responsibilities.

Dr. Pariser is the managing partner of a technology consulting firm and has served on the boards of many other companies. His experience with other boards provides the Trustees with insight as to the manner in which matters are handled in other corporate settings, including the hiring and use of professionals such as counsel and audit firms.

Share Ownership in the Funds

Fund Shares Owned by Trustees as of December 31, 2017

Name of Trustee	Mr. Caldwell	Mr. Weisz	Dr. Pariser	Mr. Szilagyi
Dollar Range of Equity Securities in Systematic Alpha Fund	None	None	None	Over $100,000
Dollar Range of Equity Securities in Hedged Futures Strategy Fund	$1-$10,000	$1-$10,000	$10,001-$50,000	Over $100,000
Dollar Range of Equity Securities in Exceed Defined Risk Fund	$1-$10,000	None	None	Over $100,000
Dollar Range of Equity Securities in Exceed Defined Shield Fund	None	None	None	None
Dollar Range of Equity Securities in Macro Strategy Fund	$10,001-$50,000	None	None	Over $100,000
Dollar Range of Equity Securities in Multi-Strategy Fund	None	None	None	Over $100,000
Dollar Range of Equity Securities in Hedged Commodity Strategy Fund	None	None	None	Over $100,000
Dollar Range of Equity Securities in Millburn Hedge Strategy Fund	$10,001-$50,000	$10,001-$50,000	$50,001-$100,000	Over $100,000
Aggregated Dollar Range of Equity Securities in all Registered Investment Companies overseen by Trustee in the Trust	Over $100,000	Over $100,000	Over $100,000	Over $100,000

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Compensation of the Board of Trustees

The Independent Trustees are paid a quarterly retainer and receive compensation for each special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting are shared equally by the Funds of the Trust. The Lead Independent Trustee of the Trust and the Chairman of the Trust’s Audit Committee receive an additional quarterly retainer.

The following table describes the compensation paid to the Trustees during the fiscal year ended June 30, 2018. The Trust has no retirement or pension plans.

Compensation Table
Name of Person, Position(s)	Mr. Caldwell	Mr. Weisz	Dr. Pariser	Mr. Szilagyi**
Aggregate Compensation from the Systematic Alpha Fund	$4,172	$2,945	$2,945	$0
Aggregate Compensation from the Hedged Futures Strategy Fund	$4,172	$2,945	$2,945	$0
Aggregate Compensation from the Exceed Defined Risk Fund	$4,172	$2,945	$2,945	$0
Aggregate Compensation from the Exceed Defined Shield Fund	$3,110	$2,195	$2,195	$0
Aggregate Compensation from the Macro Strategy Fund	$4,172	$2,945	$2,945	$0
Aggregate Compensation from the Multi-Strategy Fund	$4,172	$2,945	$2,945	$0
Aggregate Compensation from the Hedged Commodity Strategy Fund	$4,172	$2,945	$2,945	$0
Aggregate Compensation from the Millburn Hedge Strategy Fund	$4,172	$2,945	$2,945	$0
Estimated Annual Benefits Upon Retirement	$0	$0	$0	$0
Total Compensation from Fund and Fund Complex*	$203,250	$120,000	$120,000	$0

* The ‘Fund Complex’ includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares, the TCG Financial Series Trusts I-X and AlphaCentric Prime Meridian Income Fund, each a registered investment company.

** Mr. Szilagyi is compensated by Catalyst for advisory services and MFund Services LLC for administrative support services to the Trust. Please see the “Transfer Agent, Fund Accounting and Administrator” section for more details.

Legal Matters

On April 28, 2017, Catalyst and Northern Lights Distributors, LLC (“NLD”), the Funds’ underwriter, were named in a lawsuit filed in the United States District Court for the Eastern District of New York entitled Roger Emerson, Mary Emerson, Robert Caplin and Martha J. Goodlett, Individually and on behalf of all others similarly situated, vs. the Trust, Catalyst, NLD, certain officers and trustees of the Trust, and a portfolio manager. The plaintiffs make vague assertions that the prospectus for the Hedged Futures Fund allegedly contained misrepresentations as to the nature and extent of the risks related to the Fund’s strategy, which resulted in shareholders not being able to fully appreciate the risks of an investment in that Fund. The complaint seeks (i) class certification; (ii) unspecified relief for awards of damages and interest, attorney’s fees and equitable/injunctive relief; and (iii) an offer of rescission to investors. Catalyst, the Trust, the Trustees and named officers, and NLD intend to defend this lawsuit vigorously.

On August 2, 2017, the Trustees of the Trust, Catalyst and NLD, the Trust and GFS, were named in a lawsuit filed in the Court of Common Pleas, Franklin County, Ohio Civil Division. The plaintiffs make ill formed assertions that

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the prospectus, shareholder reports and other marketing materials for the Hedged Futures Fund allegedly contained false and misleading statements as to and descriptions of the nature and extent of the risks related to the Fund’s strategy and performance history, which allegedly resulted in shareholders not being able to fully appreciate the risks of an investment in the Fund and improperly enticing shareholders to invest in the Fund. The plaintiffs further allege that Catalyst failed to properly manage the risk of the Fund’s portfolio, that NLD failed to properly review and verify the statements in Fund marketing materials, and that the Trustees failed to meet their fiduciary obligations to the Fund and its shareholders. The complaint seeks (i) declaration of a derivative action; (ii) unspecified relief for awards of damages and interest, attorney’s fees and equitable/injunctive relief; and (iii) return of all management and advisory fees, and other expenses paid by the Fund during the period covered by the complaint. Catalyst, the Trustees, the Trust, GFS and NLD intend to defend this lawsuit vigorously.

ORGANIZATION AND MANAGEMENT OF WHOLLY-OWNED SUBSIDIARIES (Multi-Strategy Fund, Hedged Commodity Strategy Fund, Millburn Hedge Strategy Fund, Systematic Alpha Fund and Macro Strategy Fund)

Certain Funds may invest up to 25% of each’s total assets in its respective Subsidiary. It is expected that the Subsidiary will invest primarily in commodities and other futures contracts. For the purpose of determining limits related to investment policies, capital structure and leverage, the investments of a Subsidiary will be considered on an aggregate basis with those of the respective Fund.

(Multi-Strategy) The Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at the offices of CAMFMSF Fund Limited, c/o Walker Global, 190 Elgin Avenue, George Town, Grand Cayman, KY1-9001, Cayman Islands. The Subsidiary's affairs are overseen by a board of directors.

(Millburn Hedge Strategy) The Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at the offices of CMHSF Fund Limited, c/o Walker Global, 190 Elgin Avenue, George Town, Grand Cayman, KY1-9001, Cayman Islands. The Subsidiary's affairs are overseen by a board of directors.

(Hedged Commodity Strategy) The Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at the offices of CHCSF Fund Limited, c/o Walker Global, 190 Elgin Avenue, George Town, Grand Cayman, KY1-9001, Cayman Islands. The Subsidiary's affairs are overseen by a board of directors.

(Systematic Alpha Fund) The Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at the offices of CSACS Fund Limited, c/o Walker Global, 190 Elgin Avenue, George Town, Grand Cayman, KY1-9001, Cayman Islands. The Subsidiary's affairs are overseen by a board of directors.

(Macro Strategy Fund) The Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at the offices of CMSF Fund Limited, c/o Walker Global, 190 Elgin Avenue, George Town, Grand Cayman, KY1-9001, Cayman Islands. The Subsidiary's affairs are overseen by a board of directors.

Directors. Two of the Independent Trustees, Mr. Caldwell and Mr. Weisz, also serve as Directors of each Subsidiary.

Each Subsidiary has entered into a separate contract with the Advisor for the management of the Subsidiary's portfolio, without compensation. Each Subsidiary has also entered into arrangements with the Trust's custodian to serve as the Subsidiary's custodian and with Gemini Fund Services, LLC to serve as the Subsidiary's transfer agent, fund accountant and administrator. Each Subsidiary has adopted compliance policies and procedures that are substantially similar to the policies and procedures adopted by the Funds. The Trust's Chief Compliance Officer oversees implementation of the Subsidiaries policies and procedures, and makes periodic reports to the Board regarding the Subsidiary's compliance with its policies and procedures.

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Each Subsidiary pays no fee to the Advisor or Gemini Fund Services, LLC for their services. The Subsidiary will bear the fees and expenses incurred in connection with the custody services that it receives. The Funds expect that the expenses borne by its Subsidiary will not be material in relation to the value of each Fund's assets. It is also anticipated that each Fund's own expense will be reduced to some extent as a result of the payment of such expenses at the Subsidiary level. It is therefore expected that a Fund's investment in the Subsidiary will not result in the Fund paying duplicative fees for similar services provided to the Fund and Subsidiary.

PRINCIPAL SHAREHOLDERS

Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund's fundamental policies or the terms of the advisory agreement with the advisor. Persons owning 25% or more of the outstanding shares of a Fund (or a class of shares of a Fund) may be deemed to control the Fund (or class of the Fund). Persons owning 5% or more of the outstanding shares of the Fund (or a class of shares of the Fund) may be deemed principal shareholders of the Fund (or a class of the Fund). Below are the beneficial and/or record holders of 5% or more of each Fund.

Catalyst Systematic Alpha Fund Class A Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Catalyst Systematic Alpha Fund Class A shares on October 5, 2018 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Raymond James & Associates 2987 State Route 207 Campbell Hall, NY 10916	10,728.8360	25.21%*
NFS LLC 499 Washington Boulevard Jersey City, NJ 07310	7,648.9940	17.97%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	2,889.9920	6.79%
Todd Schroeder Solo 401K Trust 208 Heron Creek Court Roseville, CA 95661	2,154.7380	5.06%
Odin Helgerson SEP IRA 117 27 Avenue North Fargo, ND 58102	2,824.9950	6.64%

*May be deemed to control Class A shares of the Fund because holds more than 25% of the outstanding Class A shares.

As of October 5, 2018, securities of the Catalyst Systematic Alpha Fund Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

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Catalyst Systematic Alpha Fund Class C Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Catalyst Systematic Alpha Fund Class C shares on October 5, 2018and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	1,718.4040	5.38%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	1,823.3300	5.71%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	2,310.8530	7.23%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	2,783.9640	8.72%

As of October 5, 2018, securities of the Catalyst Systematic Alpha Fund Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

Catalyst Systematic Alpha Fund Class I Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Catalyst Systematic Alpha Fund Class I shares on October 5, 2018 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Interactive Brokers LLC 2 Pickwick Plaza Greenwich, CT 06830	21,095.5540	6.35%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	17,995.1660	5.41%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	17,611.7590	5.30%
Jerry & Isobel Szilagyi JTWROS 5 Abbington Drive Lloyd Harbor, NY 11743	123,717.2340	37.21%*
Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105	48,786.4630	14.67%

*May be deemed to control Class I shares of the Fund because holds more than 25% of the outstanding Class I shares.

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As of October 5, 2018, securities of the Catalyst Systematic Alpha Fund Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented 37.21% of the outstanding Class I shares of the Fund.

Catalyst Hedged Futures Strategy Fund Class A Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Catalyst Hedged Futures Fund Class A shares on October 5, 2018 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial 4707 Executive Drive San Diego, CA 92121	1,571,930.6710	9.76%
Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105	2,814,789.2370	17.47%

As of October 5, 2018, securities of the Catalyst Hedged Futures Strategy Fund Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

Catalyst Hedged Futures Strategy Fund Class C Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Catalyst Hedged Futures Fund Class C shares on October 5, 2018 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105	1,221,631.0330	9.99%

As of October 5, 2018, securities of the Catalyst Hedged Futures Strategy Fund Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

Catalyst Hedged Futures Strategy Fund Class I Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Catalyst Hedged Futures Fund Class I shares on October 5, 2018 and the percentage of the outstanding shares owned on that date are listed below.

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Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086	5,354,573.2670	8.81%
LPL Financial 4707 Executive Drive San Diego, CA 92121	13,571,521.6600	22.33%
Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105	7,464,310.3270	12.28%

As of October 5, 2018, securities of the Catalyst Hedged Futures Strategy Fund Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class I shares of the Fund.

Catalyst/Exceed Defined Risk Fund Class A Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Catalyst/ Exceed Defined Risk Fund Class A shares on October 5, 2018 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial 4707 Executive Drive San Diego, CA 92121	35,696.8820	15.42%
Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105	58,269.4010	25.16%*

*May be deemed to control Class A shares of the Fund because holds more than 25% of the outstanding Class A shares.

As of October 5, 2018, securities of the Catalyst/Exceed Defined Risk Fund Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

Catalyst/Exceed Defined Risk Fund Class C Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Catalyst/ Exceed Defined Risk Fund Class C shares on October 5, 2018 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
NFS LLC 499 Washington Boulevard Jersey City, NJ 07310	10,515.6170	7.99%

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Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	15,723.2700	11.94%
NTC & Co. P.O. Box 173859 Denver, CO 17859	10,330.5790	7.85%

As of October 5, 2018, securities of the Catalyst/Exceed Defined Risk Fund Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

Catalyst/Exceed Defined Risk Fund Class I Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Catalyst/ Exceed Defined Risk Fund Class I shares on October 5, 2018 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
NFS LLC 499 Washington Boulevard Jersey City, NJ 07310
Szilagyi Trust 5 Abbington Drive Lloyd Harbor, NY 11743

As of October 5, 2018, securities of the Catalyst/Exceed Defined Risk Fund Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1.00% of the outstanding Class I shares of the Fund.

Catalyst/Exceed Defined Shield Fund Class A Shares

Class A shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Fund’s Class A shares on October 5, 2018 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105	601,142.7550	38.11%*
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*May be deemed to control Class A shares of the Fund because it holds more than 25% of outstanding Class A Shares.

As of October 5, 2018, securities of the Fund’s Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Predecessor Investor shares of the Fund. The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Catalyst/Exceed Defined Shield Fund Class C Shares

Class C shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Fund’s Class C shares on October 5, 2018 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	14,749.2630	14.62%
Cetera Investment Services 308 Swan Drive Dyer, IN 46311	6,396.7460	6.34%
Cetera Investment Services 20609 Jeffery Road Tehachapi, CA 93561	14,851.4850	14.72%
Cetera Investment Services 7314 Columbia Avenue Hammond, IN 46324	13,966.4800	13.84%
Robert & Sandra Cross JTTEN 9707 Perry Farms Drive Perry Hall, MD 21128	7,400.8980	7.33%

As of October 5, 2018, securities of the Fund’s Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund. The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Catalyst/Exceed Defined Shield Fund Class I Shares

Class I shares

No shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Fund’s Class I shares on October 5, 2018.

As of October 5, 2018, securities of the Fund’s Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class I shares of the Fund.

Catalyst Macro Strategy Fund Class A Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Catalyst Macro Strategy Fund Class A shares on October 5, 2018 and the percentage of the outstanding shares owned on that date are listed below.

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Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
NFS LLC 499 Washington Boulevard Jersey City, NJ 07310	107,773.0610	17.61%
NFS LLC 499 Washington Boulevard Jersey City, NJ 07310	206,774.7210	33.78%*

*May be deemed to control Class A shares of the Fund because holds more than 25% of the outstanding Class A shares.

As of October 5, 2018, securities of the Catalyst Macro Strategy Fund Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

Catalyst Macro Strategy Fund Class C Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Catalyst Macro Strategy Fund Class C shares on October 5, 2018 and the percentage of the outstanding shares owned on that date are listed below

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Oppenheimer & Co. Inc. 525 West Monroe Street, Suite 2360	10,000.0000	5.72%
Oppenheimer & Co. Inc. 20 West 500 Army Trail Boulevard Addison, IL 60101	10,000.0000	5.72%
Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105	24,505.3550	14.02%

As of October 5, 2018, securities of the Catalyst Macro Strategy Fund Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

Catalyst Macro Strategy Fund Class I Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Catalyst Macro Strategy Fund Class I shares on October 5, 2018 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial 4707 Executive Drive San Diego, CA 92121	84,188.4100	12.29%
NFS LLC 499 Washington Boulevard Jersey City, NJ 07310	38,575.2690	5.63%

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As of October 5, 2018, securities of the Catalyst Macro Strategy Fund Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

Catalyst Multi-Strategy Fund Class A Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Catalyst Multi-Strategy Fund Class A shares on October 5, 2018 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
NFS LLC 499 Washington Boulevard Jersey City, NJ 07310	1,741.3670	11.67%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	1,872.1950	12.54%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	908.1420	6.09%
NFS LLC 499 Washington Boulevard Jersey City, NJ 07310	4,110.9340	27.55%*
Constellation Trust Co. 114 Battlefield Drive Winchester, VA 22602	772.3500	5.18%

*May be deemed to control Class A shares of the Fund because holds more than 25% of the outstanding Class A shares.

As of October 5, 2018, securities of the Catalyst Multi-Strategy Fund Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

Catalyst Multi-Strategy Fund Class C Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Catalyst Multi-Strategy Fund Class C shares on October 5, 2018 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	1,352.2030	8.35%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	1,119.1570	6.91%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	1,389.2970	8.58%

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LPL Financial 4707 Executive Drive San Diego, CA 92121	938.9480	5.80%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	3,217.5030	19.87%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	1,688.5140	10.43%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	947.7040	5.85%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	1,384.0830	8.55%

As of October 5, 2018, securities of the Catalyst Multi-Strategy Fund Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

Catalyst Multi-Strategy Fund Class I Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Catalyst Multi-Strategy Fund Class I shares on October 5, 2018 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial 4707 Executive Drive San Diego, CA 92121	149,472.9670	39.66%*
Jerry & Isobel Szilagyi JTWROS 5 Abbington Drive Lloyd Harbor, NY 11743	19,283.7100	5.12%
A John Yavari P.O. Box 1177 Wayne, IL 60184	54,413.5730	14.44%
Jerry J Szilagyi 2015 Family Trust 5 Abbington Drive Lloyd Harbor, NY 11743	50,206.2730	13.32%

*May be deemed to control Class I shares of the Fund because holds more than 25% of the outstanding Class I shares.

As of October , 2018, securities of the Catalyst Multi-Strategy Fund Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented 18.44% of the outstanding Class I shares of the Fund.

Catalyst Hedged Commodity Strategy Fund Class A Shares

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Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Hedged Commodity Strategy Fund Class A shares on October 5, 2018 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105	93,180.4310	6.96%
Susan & Ed Walczak JTWROS 1919 Arlington Place Madison, WI 53726	94,190.0380	7.04%

*May be deemed to control Class A shares of the Fund because holds more than 25% of the outstanding Class A shares.

As of October 5, 2018, securities of the Catalyst Hedged Commodity Strategy Fund Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

Catalyst Hedged Commodity Strategy Fund Class C Shares

No Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Catalyst Hedged Commodity Strategy Fund Class C shares on October 5, 2018.

As of October 5, 2018, securities of the Catalyst Hedged Commodity Strategy Fund Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

Catalyst Hedged Commodity Strategy Fund Class I Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Catalyst Hedged Commodity Strategy Fund Class I shares on October 5, 2018 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial 4707 Executive Drive San Diego, CA 92121	735,540.1680	23.51%
Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105	392,751.6250	12.55%

As of October 5, 2018, securities of the Catalyst Hedged Commodity Strategy Fund Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class I shares of the Fund.

Catalyst /Millburn Hedge Strategy Fund Class A Shares

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Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Catalyst /Millburn Hedge Strategy Fund Class A shares on October 5, 2018 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Morgan Stanley Smith Barney LLC 1 New York Plaza, 12th FL New York, NY 10004	1,081,954.1070	8.84%
UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086	993,584.7380	8.12%
Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105	1,773,493.0210	14.49%
Merrill Lynch 4800 Deer Lake Drive East Jacksonville, FL 32246	1,711,584.5560	13.98%
Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105	718,149.3540	5.87%

As of October 5, 2018, securities of the Catalyst /Millburn Hedge Strategy Fund Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

Catalyst /Millburn Hedge Strategy Fund Class C Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Catalyst /Millburn Hedge Strategy Fund Class C shares on October 5, 2018 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Morgan Stanley Smith Barney LLC 1 New York Plaza, 12th FL New York, NY 10004	2,398,173.8380	20.57%
UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086	660,955.5540	5.67%
Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105	1,011,523.1250	8.67%

As of October 5, 2018, securities of the Catalyst /Millburn Hedge Strategy Fund Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

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Catalyst/Millburn Hedge Strategy Fund Class I Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Catalyst /Millburn Hedge Strategy Fund Class I shares on October 5, 2018 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Morgan Stanley Smith Barney LLC 1 New York Plaza, 12th FL New York, NY 10004	17,956,088.4640	16.48%
UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086	11,613,759.6280	10.66%
LPL Financial 4707 Executive Drive San Diego, CA 92121	12,947,332.5950	11.88%
Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105	6,157,287.5770	5.65%
Merrill Lynch 4800 Deer Lake Drive East Jacksonville, FL 32246	19,373,698.4110	17.78%

As of October 5, 2018, securities of the Catalyst /Millburn Hedge Strategy Fund Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class I shares of the Fund.

ADVISOR AND SUB-ADVISORS

Catalyst Capital Advisors LLC has been retained by the Funds under a Management Agreement to act as each Fund’s advisor, subject to the authority of the Board. The Advisor was organized under the laws of New York on January 24, 2006. The Advisor oversees the day-to-day investment decisions for the Fund and continuously reviews, supervises and administers each Fund’s investment program. The address of the Advisor is 36 N. New York Avenue, Huntington, NY 11743. Jerry Szilagyi is the controlling member of the Advisor.

Trading Advisor – Multi-Strategy Fund

Caddo Capital Management, LLC (“Trading Advisor”), a commodity advisory firm founded in 2011, has been retained to act as the trading adviser to the Fund under a trading advisory agreement (“Trading Advisory Agreement”) with the Advisor. The Trading Advisor also provides services to high-net worth individuals, family offices and other institutional investors. The principal owner of the Trading Advisor is Darren Kottle. The Trading Advisor has been registered with the CFTC as a “commodity pool operator” and as a “commodity trading advisor” since 2011. The Advisor and the Trustees have chosen to engage the Trading Advisor’s services as trading adviser to the Fund in part because of the Trading Advisor’s prior expertise and performance in advising other accounts similar in strategies to that of the Fund.

As compensation for the trading advisory services it provides to the Fund, the Advisor will pay the Trading Advisor 50% of the net advisory fees earned by the Advisor from the Fund. For this purpose, “net advisory fees” mean advisory fees collected from the Fund (net of fee waivers due to expense caps) less any revenue sharing and asset-based fees paid to broker-dealers or custodians with assets in the Fund. The fee paid to the Trading Advisor by the Advisor will be paid from the Advisor’s management fee and is not an additional cost to the Fund. The Trading Advisory Agreement is effective for an initial two year period and continues in effect for successive twelve-month

44

periods, provided that the Board of Trustees annually approves it for continuance. A discussion of the matters considered by the Board in connection with the approval of the Trading Advisory Agreement will be available in the Fund’s Annual Report to Shareholders dated June 30, 2018.

The Management Agreement provides that the Advisor will provide the applicable Fund with investment advice and supervision and will continuously furnish an investment program for each Fund consistent with the investment objectives and policies of the Fund. The Advisor is responsible for the payment of the salaries and expenses of all of its personnel, office rent and the expenses of providing investment advisory and related clerical expenses.

Under the terms of the Management Agreement, the Advisor manages the investment of the assets of the applicable Fund in conformity with the investment objectives and policies of that Fund. It is the responsibility of the Advisor to make investment decisions for the applicable Fund and to provide continuous supervision of the investment portfolios of the Fund.

For its services under the Management Agreement, each Fund pays the Advisor a monthly management fee based on its average daily net assets at the annual rates set forth below:

Contractual Advisory Fee
Systematic Alpha	1.50%
Hedged Futures Strategy	1.75%
Exceed Defined Risk	1.25%
Exceed Defined Shield	1.25%
Macro Strategy	1.50%
Multi-Strategy	1.75%
Hedged Commodity Strategy	1.75%
Millburn Hedge Strategy	1.75%

The Advisor pays expenses incurred by it in connection with acting as advisor, other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Funds and other expenses paid by the Funds as detailed in each Fund’s Management Agreement. The Advisor pays for all employees, office space and facilities required by it to provide services under the Management Agreement, except for specific items of expense referred to below.

Except for the expenses described above that have been assumed by the Advisor, all expenses incurred in administration of the Funds will be charged to a particular Fund, including investment management fees; fees and expenses of the Board; interest charges; taxes; brokerage commissions; expenses of valuing assets; expenses of continuing registration and qualification of the Funds and the shares under federal and state law; share issuance expenses; fees and disbursements of independent accountants and legal counsel; fees and expenses of custodians, including sub-custodians and securities depositories, transfer agents and shareholder account servicing organizations; expenses of preparing, printing and mailing prospectuses, reports, proxies, notices and statements sent to shareholders; expenses of shareholder meetings; costs of investing in underlying funds; and insurance premiums. The Funds are also liable for nonrecurring expenses, including litigation to which it may from time to time be a party. Expenses incurred for the operation of a particular Fund, including the expenses of communications with its shareholders, are paid by that Fund.

The Advisor has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain the Funds’ total annual operating expenses, such as regulatory inquiry and litigation expenses (excluding brokerage costs; 12b-1 fees, borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in acquired funds, and extraordinary expenses) at the levels set forth in the table below through October 31, 2019.

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Expense Limitation*
Systematic Alpha Fund	Class A – 2.02% Class C – 2.77% Class I – 1.77%
Hedged Futures Strategy	Class A – 2.27% Class C – 3.02% Class I –2.02%
Exceed Defined Risk	Class A – 1.53% Class C – 2.28% Class I – 1.28%
Exceed Defined Shield	Class A – 1.48% Class C – 2.23% Class I – 1.23%
Macro Strategy	Class A –1.98% Class C – 2.73% Class I – 1.73%
Multi-Strategy	Class A – 2.27% Class C – 3.02% Class I – 2.02%
Hedged Commodity Strategy	Class A – 2.27% Class C – 3.02% Class I – 2.02%

* Applicable to all classes of shares unless otherwise noted.

Each waiver or reimbursement by the Advisor is subject to repayment by each Fund within three years following in the date on which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver and the repayment is approved by the Board.

The Management Agreement with each Fund continues in effect for an initial two year term and then from year to year as long as its continuation is approved at least annually by the Board, including a majority of the Trustees who are not “interested persons,” or by the shareholders of the applicable Fund. Each Management Agreement may be terminated at any time upon 60 days’ written notice by the relevant Fund or by a majority vote of the outstanding shares or 90 days’ written notice by the advisor and will terminate automatically upon assignment. A discussion of the matters considered by the Board in connection with the renewal of the Management Agreement for each Fund can be found in the Fund’s Annual Report to Shareholders dated June 30, 2018.

Each Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

The table below provides information about the advisory fees paid to the Advisor of each Fund for each of the fiscal periods ended June 30:

Fund		2016	2017	2018
Systematic Alpha Fund	Total Advisory Fee	$36,812	$10,815	$41,033
	Waiver	$36,812	$10,815	$41,033
	Net Advisory Fee	$0	$0	$0
Hedged Futures Strategy Fund	Total Advisory Fee	$39,340,931	$60,601,333	$25,703,028
	Waiver	-	-	-
	Net Advisory Fee	$39,340,931	$60,601,333	$25,703,028

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Exceed Defined Risk Fund	Total Advisory Fee	$64,517	$21,394	$132,061
	Waiver	$64,517	$21,394	$123,935
	Net Advisory Fee	$0	$0	$8,126
Exceed Defined Shield Fund	Total Advisory Fee	**	**	$220,401
	Waiver	$181,853	$180,526	$120,111
	Net Advisory Fee	$0	$0	$100,290
Macro Strategy Fund	Total Advisory Fee	$1,850,629	$578,773	$286,520
	Waiver	$92,575	$104,170	$124,871
	Net Advisory Fee	$1,758,054	$474,603	$161,649
Multi-Strategy Fund	Total Advisory Fee	$141,815	$230,795	$135,994
	Waiver	$73,719	$75,090	$79,234
	Net Advisory Fee	$68,096	$155,705	$56,760
Hedged Commodity Strategy Fund	Total Advisory Fee	$99,600	$1,467,974	$1,756,273
	Waiver	$71,089	$7,349	$86,783
	Net Advisory Fee	$28,511	$1,460,625	$1,669,490
Millburn Hedge Strategy Fund	Total Advisory Fee	$920,876	$22,332,089	$61,550,994
	Waiver	$3,223	$115,543	$393,457
	Net Advisory Fee	$917,653	$22,216,546	$61,157,537

* The Fund had not yet commenced operations.

**For the fiscal period from September 1, 2017 to November 30, 2017, the Advisor earned $92,141 in advisory fees, of which it waived $30,888 and retained $61,253 in fees.

Exceed Advisory LLC served as advisor to the Predecessor Fund prior to the Reorganization. During the Predecessor Fund’s fiscal years ended November 30, 2015, November 30, 2016 and the fiscal period December 1, 2016 through the date of the Reorganization, the Advisor waived and/or reimbursed the total amount of the advisory fees accrued of $32,406, $181,853 and $180,526, respectively.

Sub-Investment Advisor – Millburn Hedge Strategy Fund

Millburn Ridgefield Corporation (“Sub-Advisor”), an investment advisory firm founded in 1982, has been retained to act as the sub-adviser to the Fund under an Investment Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Advisor. The Sub-Advisor also provides investment management or adviser services to pooled investment vehicles that it sponsors and to separately managed accounts. The principal owners of the Sub-Advisor are Harvey Beker, George Crapple, Barry Goodman, and Grant Smith. The Sub-Advisor has been registered with the CFTC as a “commodity pool operator” since July of 1982 and as a “commodity trading advisor” since September of 1984, and registered with the SEC as an investment adviser in March of 2002. The Advisor and the Trustees have chosen to engage Millburn’s services as sub-adviser to the Fund in part because of Millburn’s prior expertise and performance in advising other accounts similar in objective to that of the Fund.

As compensation for the sub-advisory services it provides to the Fund, the Advisor will pay the Sub-Advisor 50% of the net advisory fees earned by the Advisor from the Fund. For this purpose, “net advisory fees” mean advisory fees collected from the Fund (net of fee waivers due to expense caps) less any revenue sharing and asset-based fees paid to broker-dealers or custodians with assets in the Fund. The fee paid to the Sub-Advisor by the Advisor will be paid from the Advisor’s management fee and is not an additional cost to the Fund. The Sub-Advisory Agreement is effective for an initial two year period and continues in effect for successive twelve-month periods, provided that the Board annually approves it for continuance. A discussion of the matters considered by the Board in connection with the approval of the Sub-Advisory Agreement is available in the Fund’s Semi-Annual Report to Shareholders dated December 31, 2017. For the fiscal periods ended June 30, 2016, June 30, 2017 and June 30, 2018, Millburn received $610,232, $11,491,235 and $31,022,270 in sub-advisory fees for its services to the Millburn Hedge Strategy Fund.

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Sub-Investment Advisor – Exceed Defined Risk Fund and Exceed Defined Shield Fund

Exceed Advisory LLC (“Exceed” or the “Sub-Advisor”), a registered investment advisory firm founded in July 2014 and wholly owned by Exceed Investments, LLC, has been retained to act as the Sub-Advisor to the Funds pursuant to an Investment Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Advisor. Exceed is controlled by Mr. Joseph Halpern, the portfolio manager of the Funds. Exceed also provides investment advisory services to another mutual fund. The Advisor and the Trustees have chosen to engage Exceed’s services as Sub-Advisor to the Funds in part because of Exceed’s prior expertise with respect to the EXHEDG Index.

As compensation for the sub-advisory services it provides to the Funds, the Advisor will pay Exceed 50% of the net advisory fees earned by the Advisor from the Funds. For this purpose, “net advisory fees” mean advisory fees collected from the Funds (net of fee waivers due to expense caps) less any revenue sharing and asset-based fees paid to broker-dealers or custodians with assets in the Funds. The fee paid to the Sub-Advisor by the Advisor will be paid from the Advisor’s management fee and is not an additional cost to the Funds. The Sub-Advisory Agreement is effective for an initial two year period and continues in effect for successive twelve-month periods, provided that the Board of Trustees annually approves it for continuance. A discussion of the matters considered by the Board in connection with the approval of the Sub-Advisory Agreement will be available in the Fund’s first Semi-Annual or Annual Report to Shareholders. For the fiscal year ended June 30, 2018, Exceed received $0 and $46,629, respectively, in sub-advisory fees for its services to the Exceed Defined Risk Fund and Exceed Defined Shield Fund, respectively.

Portfolio Managers of the Funds

Portfolio Managers –Systematic Alpha Fund and Catalyst Macro Strategy Fund

David Miller is the senior portfolio manager responsible for the day-to-day management of Catalyst Systematic Alpha Fund and Catalyst Macro Strategy Fund. Mr. Miller’s compensation from the Fund’s Advisor is based on a percentage of the overall profits of the Advisor. He is also entitled to a portion of the proceeds if the Advisor sells all or a portion of the Advisor's business. He also participates in a pension plan.

Portfolio Managers – Hedged Futures Strategy Fund and Hedged Commodity Strategy Fund

Edward Walczak is the portfolio manager responsible for the day-to-day management of the Hedged Futures Strategy Fund. Edward Walczak and. Kimberly Rios serve as Portfolio Managers of the Hedged Commodity Strategy Fund and are jointly and primarily responsible for the day to day management of the Hedged Commodity Strategy Fund’s portfolio. Mr. Walczak’s compensation is based on a percentage of the net profits received by the Advisor for its services under the Hedged Futures Fund’s and Hedged Commodity Strategy Fund’s Management Agreement. He does not receive bonuses or participate in a pension plan. Ms. Rios receives as compensation from the Advisor a percentage of the profits from the Fund.

Portfolio Managers –Multi-Strategy Fund

Darren J. Kottle, Chief Investment Officer of the Trading Advisor, is responsible for the day to day management of the futures component of the Fund’s portfolio. Charles Ashley, Portfolio Manager of the Advisor, is primarily responsible for the day-to-day management of the cash, cash equivalents and fixed income portion of the Fund’s portfolio. Messrs. Kottle and Ashley have served the Fund as Portfolio Managers since January 2018 and April 2018, respectively. Mr. Ashley’s compensation from the Advisor is a fixed base salary and a discretionary bonus based on the discretion of the Advisor. Mr. Kottle’s compensation is based on the profits of the Trading Advisor.

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Portfolio Manager – Exceed Defined Risk Fund

Joseph Halpern, Chief Executive Officer and Portfolio Manager of the Sub-Advisor, is primarily responsible for the day-to-day management of the Fund. Mr. Halpern has served the Exceed Defined Risk Fund in this capacity since December 2016. Mr. Halpern has served the Exceed Defined Shield Fund in this capacity since December 2016. Mr. Halpern’s compensation received from the Sub-Advisor is based on a fixed rate salary plus equity distributions.

Portfolio Managers – Millburn Hedge Strategy Fund

Subject to the oversight and approval of the Advisor, Harvey Beker, George Crapple, Barry Goodman and Grant Smith, as portfolio managers, are jointly and primarily responsibility for the day-to-day management of the portfolio of the Fund. Messrs. Beker, Crapple, Goodman and Smith compensation is based on a salary and a percentage of the net profits of the Sub-Advisor. They also participate in a 401(k) retirement plan.

As of June 30, 2018, the number of, and total assets in all registered investment companies, other pooled investment vehicles, and other accounts overseen by David Miller, Joseph Halpern, Edward Walczak, Kimberly Rios, Charles Ashley, Harvey Beker, George Crapple, Barry Goodman and Grant Smith, are as follows:

Name of Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number	Total Assets	Number	Total Assets	Number	Total Assets (millions)
David Miller	10	$144 million	0	$0	0	$0
Edward Walczak	2	$902 million	1	$4 million	0	$0
Kimberly Rios	1	$86.9 million	0	$0	0	$0
Charles Ashley	3	$28 million	0	$0	0	$0
Joseph Halpern	2	$44.1 million	0	$0	0	$0
Harvey Beker	4	$4,214 million	15	$1,646 million	13	$399 million
George Crapple	4	$4,214 million	15	$1,646 million	13	$399 million
Barry Goodman	4	$4,214 million	15	$1,646 million	13	$399 million
Grant Smith	4	$4,214 million	12	$1,504 million	13	$399 million

The advisory fee for the registered investment companies, other pooled investment vehicles or other accounts managed by each of the portfolio managers listed above, except those managed by Edward Walczak are not based on the performance of the respective account. Edward Walczak manages each of the other accounts listed above pursuant to limited power of attorney agreement between the accounts and Harbor Financial, LLC (“Harbor”). Mr. Walczak is a principal of Harbor. A portion of the advisory fee received by Harbor from each of these accounts (collective assets totaling $10.9 million) is based on the performance of the respective account.

The following table shows the dollar range of equity securities of the Funds beneficially owned by each portfolio manager as of June 30, 2018.

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Name of Portfolio Manager	Fund Name	Dollar Range of Equity Securities in the Funds
David Miller	Systematic Alpha Fund	None
	Macro Strategy Fund	$100,001-$500,000
Joseph Halpern	Exceed Defined Risk Fund Exceed Defined Shield Fund	$100,001-$500,000 $100,001-$500,000
Edward Walczak	Hedged Futures Strategy Fund	Over $1,000,000
	Hedged Commodity Strategy Fund	Over $1,000,000
Kimberly Rios	Hedged Commodity Strategy Fund	$100,001-$500,000
Charles Ashley	Multi-Strategy Fund	None
Harvey Beker	Millburn Hedge Strategy Fund	Over $1,000,000
George Crapple	Millburn Hedge Strategy Fund	Over $1,000,000
Barry Goodman	Millburn Hedge Strategy Fund	Over $1,000,000
Grant Smith	Millburn Hedge Strategy Fund	Over $1,000,000

Potential Conflicts of Interest – Advisor and Sub-Advisors

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

Exceed Indexes, LLC (a wholly owned subsidiary of Exceed Investments, LLC) is the index provider for the EXHEDG Index. A portfolio manager of the Exceed Defined Risk and Exceed Defined Shield Funds is also an owner and the Chief Executive Officer of Exceed Investments, LLC. However, IDC, as the calculation agent, actually selects the securities to be included in the EXHEDG Index without further involvement from the index provider or its parent company. IDC also independently prices the EXHEDG Index on a continuous basis during equity market hours. The Exceed Defined Risk and Exceed Defined Shield Funds have adopted procedures pursuant to Rule 17j-1 of the 1940 Act, and the Advisor has adopted procedures to address any potential conflicts in accordance with Rule 204(A)(1) of the Investment Advisers Act of 1940. These procedures address the types of conflicts that may arise in connection with a self-indexing fund.

With respect to securities transactions for the Funds, the Advisor or Sub-Advisor determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction.  The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Funds. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds.

The appearance of a conflict of interest may arise where an Advisor or Sub-Advisor has an incentive, such as a performance-based management fee. The management of personal accounts may give rise to potential conflicts of

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interest; there is no assurance that the Fund’s code of ethics will adequately address such conflicts.  One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares.  Because the portfolio manager’s compensation is indirectly linked to the sale of Fund shares, they may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares.

Although the portfolio managers generally do not trade securities in their own personal account, the Advisor has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

The Funds may invest in affiliated funds advised by the Advisor. The Advisor is subject to conflicts of interest in allocating the Fund’s assets among the affiliated funds. The Advisor will receive more revenue when it selects an affiliated fund rather than an unaffiliated fund for inclusion in the Funds’ portfolios. This conflict may provide an incentive for the Advisor to invest Fund assets in affiliated funds that perform less well than unaffiliated funds. The Advisor may have an incentive to allocate Fund assets to those affiliated funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other affiliated funds.

The Advisor, Sub-Advisor and the Fund have adopted certain compliance procedures, which are designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

CODE OF ETHICS

Catalyst, Millburn, Exceed and Northern Lights Distributors, LLC and the Funds have each adopted codes of ethics under Rule 17j-1(c) of the 1940 Act.  The purpose of each code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Funds.  Such codes of ethics permit personnel covered by the codes to invest in securities that may be purchased by the Funds, subject to the restrictions of the code. The codes are filed as exhibits to the Trust’s registration statement.

TRANSFER AGENT, FUND ACCOUNTING AGENT AND ADMINISTRATOR

Gemini Fund Services, LLC (“GFS”), which has its principal office at 80 Arkay Drive., Hauppauge, New York 11788, serves as administrator, fund accountant and transfer agent for the Fund pursuant to a Fund Services Agreement (the “Agreement”) with the Trust and subject to the supervision of the Board. GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the distributor.

GFS may also provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of GFS or its affiliates.

The Agreement became effective on April 30, 2012 and will remain in effect for an initial term of three years from the applicable effective date for each Fund, and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board.  The Agreement is terminable by the Board or GFS on 90 days’ written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of GFS. The Agreement provides that GFS shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

Under the Agreement, GFS performs administrative services, including:  (1) monitoring the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitoring Fund holdings and operations for post-trade compliance with the Fund’s registration statement and applicable laws and rules; (3) preparing and coordinating the printing of semi-annual and annual financial statements; (4) preparing selected management reports for performance and compliance analyses; (5) preparing and disseminating materials for and attending and participating in meetings of the Board; (6) determining income and capital gains available for

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distribution and calculate distributions required to meet regulatory, income, and excise tax requirements; (7) reviewing the Trust's federal, state, and local tax returns as prepared and signed by the Trust's independent public accountants; (8) preparing and maintain the Trust's operating expense budget to determine proper expense accruals to be charged to each Fund to calculate its daily net asset value; (9) assisting in and monitoring the preparation, filing, printing and where applicable, dissemination of periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-CEN, N-CSR, N-Q and N-PX; (10) coordinating the Trust's audits and examinations by assisting each Fund’s independent public accountants; (11) determining, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitate such registration or qualification; (12) monitoring sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitoring the calculation of performance data for the Fund; (14) preparing, or causing to be prepared, expense and financial reports; (15) preparing authorization for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) providing information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assisting each Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of GFS); and (18) performing other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

GFS also provides the Funds with accounting services, including:  (i) computing net asset value daily; (ii) maintaining security ledgers and books and records as required by the 1940 Act; (iii) producing the Funds’ listing of portfolio securities and general ledger reports; (iv) reconciling accounting records; (v) calculating yield and total return for the Funds; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Funds’ custodian and Advisor; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Funds.

GFS also acts as transfer, dividend disbursing, and shareholder servicing agent for the Funds pursuant to the Agreement. Under the agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For these services, each of the Funds pay GFS an annual asset-based fee of 0.13% of net assets up to $50 million, with lower fees at higher asset levels, plus reimbursement of out-of-pocket expenses. The Funds paid the following amounts to GFS for the fiscal years ended June 30, 2016, June 30, 2017 and June 30, 2018:

Fund	Fiscal Year Ended June 30, 2016	Fiscal Year Ended June 30, 2017	Fiscal Year Ended June 30, 2018
Systematic Alpha Fund	$4,591	$3,736	$8,272
Hedged Futures Strategy Fund	$770,496	$974,413	$547,594
Exceed Defined Risk Fund	$5,353	$5,923	$15,752
Exceed Defined Shield Fund	*	*	$18,547
Macro Strategy Fund	$59,394	$24,587	$22,464
Multi-Strategy Fund	$6,558	$11,239	$10,454
Hedged Commodity Strategy Fund	$5,440	$28,665	$57,079
Millburn Hedge Strategy Fund	$17,094	$368,682	$1,182,332

        *The Fund was not in operation during the periods indicated in the table above.

MFund Services LLC (“MFund”) provides the Funds with various management and administrative services. For these services, the Funds pay MFund $5,000 annually and an annual asset-based fee in accordance with the schedule set forth below applied at the Fund family level (i.e., all the Funds in the Trust advised by Catalyst Capital Advisors LLC):

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0.10% of net assets up to $50 million;

0.07% of net assets from $50 million to $100 million;

0.05% of net assets from $100 million to $250 million;

0.04% of net assets from $250 million to $500 million;

0.03% of net assets from $500 million to $1 billion;

0.02% of net assets from $1 billion

In regard to the Catalyst/Exceed Defined Shield Fund, during the Predecessor Fund’s fiscal period ended November 30, 2016, the Predecessor Fund paid Atlantic $118,730 after fee waivers. For the fiscal period December 1, 2016 through September 1, 2017, the predecessor Fund paid $242,453, to Atlantic for its services. For the fiscal period September 1, 2017 through November 30, 2017, the Fund paid $7,206, to GFS for its services. For the fiscal period September 1, 2017 through November 30, 2017, the Fund paid $7,206, to GFS for its services

In addition, the Funds reimburse MFund for any reasonable out- of- pocket expenses incurred in the performance of its duties under the Management Services Agreement. Jerry Szilagyi is the controlling member of MFund Services, the controlling member of Catalyst Capital Advisors LLC, and a Trustee of the Trust. For the fiscal years ended June 30 the Funds paid MFund the following fees for its management services:

Fund	2018	2017	2016
Systematic Alpha	$5,801	$5,457	$5,682
Hedged Futures Strategy	$348,551	$830,295	$596,512
Exceed Defined Risk	$7,518	$5,391	$6,451
Exceed Defined Shield	$7,048	*	*
Macro Strategy	$9,558	$14,081	$38,054
Multi-Strategy	$6,852	$8,036	$6,582
Hedged Commodity Strategy	$28,894	$24,907	$5,147
Millburn Hedge Strategy	$806,410	$306,348	$14,731

*Fund had not yet commenced operations.

COMPLIANCE SERVICES

Since November 18, 2015, MFund Services provides the Chief Compliance Officer and certain compliance related services to the Trust pursuant to a Compliance Services Agreement. From March 4, 2015 to November 18, 2015, MFund Services provided employment related services to the Trust’s Chief Compliance Officer, including payroll services, office space, supplies, and health insurance and other benefits pursuant to an Employment Services Agreement. During the fiscal years ended June 30, the Funds paid MFund Services the following amounts for these services:

Fund	June 30, 2016	June 30, 2017	June 30, 2018
Systematic Alpha Fund	$5,449	$5,472	$5,541
Hedged Futures Strategy Fund	$59,506	$79,830	$43,058
Exceed Defined Risk Fund	$8,294	$6,948	$8,833
Exceed Defined Risk Fund	*	*	$4,967
Macro Strategy Fund	$8,399	$6,457	$5,998
Multi-Strategy Fund	$4,889	$5,686	$8,621
Hedged Commodity Strategy Fund	$4,124	$7,408	$8,164
Millburn Hedge Strategy Fund	$6,302	$39,895	$98,042

*The Fund had not yet commenced operations.

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CUSTODIAN

Pursuant to a Custody Agreement between the Trust and U.S. Bank National Association (the “Custodian”), 1555 N. Rivercenter Drive, Suite 302, Milwaukee, WI 53212, the Custodian serves as the custodian of the Fund. The Custodian has custody of all securities and cash of the Fund. The Custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund. The Custodian also serves as custodian to the Subsidiary.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Funds’ independent registered public accounting firm is BBD, LLP, 1835 Market Street, 26th Floor, Philadelphia, PA 19103. Shareholders will receive annual financial statements, together with a report of independent accountants, and semiannual unaudited financial statements of the Funds. BBD, LLP will report on the Funds’ annual financial statements, review certain regulatory reports and the Funds’ income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds.

COUNSEL

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, OH 43215, serves as counsel for the Trust.

DISTRIBUTOR

Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130 (the “Distributor”), serves as the principal underwriter and national distributor for the shares of the Funds pursuant to an Underwriting Agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offering of the Funds’ shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use reasonable efforts to facilitate the sale of the Funds’ shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by a Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of a Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

12b-1 Plans

The Funds have adopted Distribution and Shareholder Servicing Plans pursuant to Rule 12b-1 under the 1940 Act (the “Plans”). Rule 12b-1 provides that any payments made by a Fund in connection with the distribution of its shares may be made only pursuant to a written plan describing all material aspects of the proposed financing of the distribution and also requires that all agreements with any person relating to the implementation of a plan must be in writing. Under each Fund’s Plan related to the Class A Shares, the Funds incur an annual fee of up to 0.50% of the average daily net assets of the respective Fund’s Class A Shares (the “Class A 12b-1 Fee”). Class A Shares of the Funds are currently incurring an annual fee of up to 0.25% of its average daily net assets. If authorized by the Board of Trustees and upon notice to shareholders, the Funds may increase the percentage paid under the Plan up to the Class A 12b-1 Fee amount. Under each Fund’s Plan related to the Class C Shares, the Funds incur an annual fee of up to 1.00% of the average daily net assets of the respective Fund’s Class C Shares (the “Class C 12b-1 Fee”) (the Class A 12b-1 Fee and Class C 12b-1 Fee are collectively referred to as the “12b-1 Fees”).

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Each 12b-1 Fee may be used to pay a fee on a quarterly basis to broker-dealers, including the Distributor and affiliates of the Distributor, the Advisor, banks and savings and loan institutions and their affiliates and associated broker-dealers that have entered into Service Agreements with the Distributor (“Service Organizations”) of annual amounts of up to 0.25% of the average NAV of all shares of the respective Fund owned by shareholders with whom the Service Organization has a servicing relationship. The 12b-1 Fees may also be used to reimburse parties for shareholder services and distribution related expenses.

Each Fund’s Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board, including a majority of the trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan (the “Qualified Trustees”). Each Fund’s Plan may be terminated at any time, without penalty, by vote of a majority of the Qualified Trustees of a Fund or by vote of a majority of the outstanding shares of the Fund. Any amendment to a Plan to increase materially the amount the Fund is authorized to pay thereunder would require approval by a majority of the outstanding shares of the respective Fund. Other material amendments to a Fund’s Plan would be required to be approved by vote of the Board, including a majority of the Qualified Trustees. The Distributor may at its own discretion waive a portion of its fees from time to time, although such waiver is not required.

Dealers who are holders or dealers of record for accounts in one or more of the Funds may receive payments from 12b-1 Fees. A dealer’s marketing support services may include business planning assistance, educating dealer personnel about the Funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the dealer. Dealers are compensated differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer. From time to time, the Advisor or Sub-Advisor, at its expense, may provide additional compensation to dealers that sell or arrange for the sale of shares of a Fund. Such compensation provided by the Advisor or Sub-Advisor may include financial assistance to dealers that enable the Advisor or Sub-Advisor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the FINRA. The Advisor or Sub-Advisor make payments for events they deem appropriate, subject to applicable law. These payments may vary depending upon the nature of the event.

The table below states the amounts paid by each Fund’s Class A and Class C shares under the distribution plan for the year ended June 30, 2018.

Fund	Class A Shares	Class C Shares
Systematic Alpha Fund	$2,998	$1,864
Hedged Futures Strategy Fund	$862,411	$1,779,182
Exceed Defined Risk Fund	$4,729	$5,980
Exceed Defined Shield Fund	$22,114	$3,381
Macro Strategy Fund	$16,821	$24,167
Multi-Strategy Fund	$981	$3,592
Hedged Commodity Strategy Fund	$81,306	$119,525
Millburn Hedge Strategy Fund	$970,401	$3,095,584

The table below states the principal types of activities for which each Fund made payments under the distribution plan for the year ended June 30, 2018.

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Fund	Advertising & Sales Literature	Printing & Mailing of Prospectuses	Compensation to Underwriters	Compensation to Broker Dealers	Reimbursement to the Advisor for other distribution related expenses	Interest, Carrying or other Financial Charges	Other- Accrued and Unpaid Expenses
Systematic Alpha Class A	-	-	-	$4,834	-	-	$(1,836)
Class C	-	-	-	$1,602	-	-	$262
Hedged Futures Strategy Class A	-	-	-	$1,128,092	-	-	$(1,147,695)
Class C	-	-	-	$1,731,889	-	-	$47,293
Exceed Defined Risk Class A	-	-	-	$3,910	-	-	$819
Class C	-	-	-	$5,310	-	-	$670
Exceed Defined Shield Class A				$25,137	-	-	$(3,023)
Class C				$2,910	-	-	$471
Macro Strategy Class A	-	-	-	$16,241	-	-	$580
Class C	-	-	-	$23,024	-	-	$1,143
Multi-Strategy Class A	-	-	-	$1,160	-	-	$(179)
Class C	-	-	-	$3,588	-	-	$4
Hedged Commodity Strategy Class A	-	-	-	$85,707	-	-	$(4,401)
Class C	-	-	-	$118,551	-	-	$974
Millburn Hedge Strategy Class A	-	-	-	$967,488	-	-	$2,913
Class C	-	-	-	$3,094,685 ]	-	-	$899

Distribution Agent. Alt Fund Distributors LLC (“Distribution Agent”), located at 4925 South Webster Ct., Littleton CO 80123, an affiliate of the Advisor, provides marketing and other services intended to result in the sale of Fund shares pursuant to the Wholesale and Distribution Agent Agreement between the Trust, Advisor, Distributor and Distribution Agent. For such services, Distribution Agent is entitled to receive 0.005% on the sale of Fund shares from the Advisor, a portion of which may be offset by dealer reallowances, and 12b-1 fees. For the fiscal year ended June 30, 2018, Distribution Agent received the amounts set forth below:

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Net Underwriting
Discounts and
Commissions
Systematic Alpha Fund	$822
Hedged Futures Strategy Fund	$22,537
Exceed Defined Risk Fund	$8,498
Exceed Defined Shield Fund	$8,674
Macro Strategy Fund	$242
Multi-Strategy Fund	$230
Hedged Commodity Strategy Fund	$3,442
Millburn Hedge Strategy Fund	$699,341

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

The Funds may directly enter into agreements with “financial intermediaries” pursuant to which a Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either: (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also be receiving. From time to time, the Advisor or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Underwriter, the Advisor and their affiliates. The payments described above may differ and may vary from amounts paid to the Fund’s transfer agent or other service providers for providing similar services to other accounts. The financial intermediaries are not audited by the Funds, the Advisor or their service providers to determine whether such intermediaries are providing the services for which they are receiving such payments.

The Advisor or affiliates of the Advisor may also, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Funds. These additional cash payments are payments over and above sales commissions or reallowances, distribution fees or servicing fees (including networking, administration and sub-transfer agency fees) payable to a financial intermediary which are disclosed elsewhere in the prospectus or this SAI. These additional cash payments are generally made to financial intermediaries that provide sub- accounting, sub-transfer agency, shareholder or administrative services or marketing support. Marketing support may include: (i) access to sales meetings or conferences, sales representatives and financial intermediary management representatives; (ii) inclusion of the Funds on a sales list, including a preferred or select sales list, or other sales programs to which financial intermediaries provide more marketing support than to other sales programs on which the Advisor or its affiliates may not need to make additional cash payments to be included; (iii) promotion of the sale of the Funds’ shares in communications with a financial intermediary’s customers, sales representatives or management representatives; and/or (iv) other specified services intended to assist in the distribution and marketing of the Funds’ shares. These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Advisor and its affiliates may also pay cash compensation in the form of finders’ fees or referral fees that vary depending on the dollar amount of shares sold.

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The amount and value of additional cash payments vary for each financial intermediary. The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend the Funds’ shares over the shares of other mutual funds based, at least in part, on the level of compensation paid. A financial intermediary and its sales representatives may have similar financial incentives to recommend a particular class of the Funds’ shares over other classes of the Funds’ shares. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

Although the Funds may use financial firms that sell its shares to effect portfolio transactions for the Funds, the Funds and the Advisor will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

PROXY VOTING POLICY

The Board has delegated responsibilities for decisions regarding proxy voting for securities held by the Funds to the respective Fund’s Advisor or Sub-Advisor, as follows:

Fund	Responsible Party
Systematic Alpha	Catalyst
Hedged Futures Strategy	Catalyst
Exceed Defined Risk	Exceed
Exceed Defined Shield	Exceed
Macro Strategy	Catalyst
Multi-Strategy	Catalyst
Hedged Commodity Strategy	Catalyst
Millburn Hedge Strategy	Millburn

The proxy voting delegates may further delegate such proxy voting to a sub-advisor or a third party proxy voting service provider. The proxy voting delegates will vote such proxies in accordance with their proxy policies and procedures. In some instances, the proxy voting delegates may be asked to cast a proxy vote that presents a conflict between its interests and the interests of a Fund’s shareholders. In such a case, the Trust’s policy requires that the proxy voting delegate abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board to make a voting decision. When the Board of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast. Each proxy voting delegate has developed a detailed proxy voting policy that has been approved by the Board of Trustees. A copy of the proxy voting policies are attached hereto as Appendix B through Appendix I.

Information on how the Funds voted proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-447-4228 or on the SEC's Internet site at www.sec.gov. In addition, a copy of the Funds' proxy voting policies and procedures is also available by calling 1-866-447-4228 and will be sent within three business days of receipt of a request.

PORTFOLIO TURNOVER

Turnover rates are primarily a function of the Funds’ response to market conditions. The portfolio turnover rate of the Funds for the fiscal periods ended June 30 were as follows:

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Fund	2016	2017	2018
Systematic Alpha	137%	17%	116%
Hedged Futures Strategy	177%	54%	0%
Exceed Defined Risk	153%	292%	177%
Exceed Defined Shield	89%	160%	163%
Macro Strategy	606%	188%	282%
Multi-Strategy	0%	0%	0%
Hedged Commodity Strategy	194%	19%	0%
Millburn Hedge Strategy	1%	4%	12%

*Fund had not commenced operations.

The increase in the Systematic Fund’s portfolio turnover rate from 17% during the 2017 fiscal year to 116% during the 2018 fiscal year was due to the change in the Fund’s strategy.

The decrease in the Exceed Defined Risk Fund’s portfolio turnover rate from 292% during the 2017 fiscal year to 177% during the 2018 fiscal year was due to changes in the Fund’s strategy.

The increase in the Macro Strategy Fund’s portfolio turnover rate from 188% during the 2017 fiscal year to 282% during the 2018 fiscal year was the result of transitioning to swaps for exposure.

PORTFOLIO TRANSACTIONS

Purchases and sales of securities on a securities exchange are effected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges, these commissions are negotiated. In the over-the-counter market, securities (e.g., debt securities) are normally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Advisor and Sub-Advisors attempt to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of each Fund on the basis of the broker-dealers' professional capability, the value and quality of their brokerage services and the level of their brokerage commissions.

Although commissions paid on every transaction will, in the judgment of the Advisor or Sub-Advisors, be reasonable in relation to the value of the brokerage services provided, under each Management Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Advisor or Sub-Advisor may cause a Fund to pay a commission to broker-dealers who provide brokerage and research services to the Advisor or Sub-Advisor for effecting a securities transaction for a Fund. Such commission may exceed the amount other broker-dealers would have charged for the transaction, if the Advisor or Sub-Advisor determines in good faith that the greater commission is reasonable relative to the value of the brokerage and the research and investment information services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Advisor’s or Sub-Advisor’s overall responsibilities to the Funds and to their other clients. Such research and investment information services may include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

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Research provided by brokers is used for the benefit of all of the clients of the Advisor or Sub-Advisor and not solely or necessarily for the benefit of the Funds. The Advisor's or Sub-Advisor’s investment management personnel attempt to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by the Advisor or Sub-Advisor as a consideration in the selection of brokers to execute portfolio transactions.

The investment advisory fees that the Funds pay to the Advisor or Sub-Advisor will not be reduced as a consequence of the Advisor's or Sub-Advisor’s receipt of brokerage and research services. To the extent a Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount, which cannot be presently determined. Such services would be useful and of value to the Advisor or Sub-Advisor in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Advisor or Sub-Advisor in carrying out its obligations to the Funds.

Certain investments may be appropriate for the Funds and also for other clients advised by the Advisor or Sub-Advisor. Investment decisions for the Funds and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. To the extent possible, Fund transactions are traded separately from trades of other clients advised by the Advisor or Sub-Advisor. Occasionally, a particular security may be bought or sold for one or more clients in different amounts. In such event, and to the extent permitted by applicable law and regulations, such transactions with respect to the Advisor or Sub-Advisor, will be allocated among the clients in a manner believed to be equitable to each. Ordinarily, such allocation will be made on the basis of the weighted average price of such transactions effected during a trading day.

Each Fund has no obligation to deal with any broker or dealer in the execution of its transactions. However, each Fund may place a significant portion of its transactions, both in stocks and options, with affiliates of the Advisor. As the level of option writing or stock trading increases, the level of commissions paid by each Fund to the affiliates increases. Such transactions will be executed at competitive commission rates through the affiliated broker’s clearing broker. Because the affiliates receive compensation based on the amount of transactions completed, there could be an incentive on the part of the Advisor to effect as many transactions as possible, thereby maximizing the commissions and premiums it receives. In connection with the execution of transactions, subject to its policy of best execution, a Fund may pay higher brokerage commissions to the affiliate than it might pay to unaffiliated broker-dealers.

In order for the affiliated broker to effect any portfolio transactions for the Funds on an exchange, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction.

Under the 1940 Act, persons affiliated with the Advisor, the Distributor or an affiliate of the Advisor or Distributor, may be prohibited from dealing with the Funds as a principal in the purchase and sale of securities.

The Management Agreements provide that affiliates of affiliates of the Advisor may receive brokerage commissions in connection with effecting such transactions for the Funds. In determining the commissions to be paid to an affiliated broker, it is the policy of the Trust that such commissions will, in the judgment of the Board, be (a) at least as favorable to a Fund as those which would be charged by other qualified brokers having comparable execution capability and (b) at least as favorable to a Fund as commissions contemporaneously charged by the affiliated broker on comparable transactions for its most favored unaffiliated customers, except for customers of the affiliated broker considered by a majority of the Trust’s disinterested Trustees not to be comparable to the Fund. The disinterested Trustees from time to time review, among other things, information relating to the commissions charged by an affiliated broker to a Fund and its other customers, and rates and other information concerning the commissions charged by other qualified brokers.

The Management Agreements do not provide for a reduction of the distributor's or Advisor’s fee by the amount of any profits earned by an affiliated broker from brokerage commissions generated from portfolio

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transactions of the Funds. While other brokerage business may be given from time to time to other firms, the affiliated brokers will not receive reciprocal brokerage business as a result of the brokerage business placed by the Funds with others.

A Fund will not acquire portfolio securities issued by, or enter into repurchase agreements or reverse repurchase agreements with, the Advisor, Sub-Advisor, the distributor or their affiliates.

The Funds paid the following amounts in commissions on the purchase and sale of securities for fiscal periods ended June 30. No commissions were paid to the distributor.

Fund	2018	2017	2016
Systematic Alpha	$2,084	$0	$89
Hedged Futures Strategy	$3,460,822	$1,337,209	$3,006,019
Exceed Defined Risk	$6,130	$2,352	$3,605
Exceed Defined Shield	$6,808	*	*
Macro Strategy	$343,195	$664,087	$166,781
Multi-Strategy	$36,665	$23,763	$13,812
Hedged Commodity Strategy	$2,748,771	$994,792	$106,684
Millburn Hedge Strategy	$4,490,770	$2,482,085	$20,716

Purchase and Redemption of Shares

Fund shares may be purchased from investment dealers who have sales agreements with a Fund’s distributor or from the distributor directly. As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences by offering Class A shares as described below.

Class T Shares

You may purchase Class A shares at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus.

Shares may be purchased at the public offering price through any securities dealer having a sales agreement with the Distributor. Shares may also be purchased through banks and certain other financial institutions that have agency agreements with the Distributor. These financial institutions will receive transaction fees that are the same as the commissions to dealers and may charge their customers service fees relating to investments in a Fund. Purchase requests should be addressed to the dealer or agent from which this Prospectus was received which has a sales agreement with the Distributor. Such dealer or agent may place a telephone order with the Distributor for the purchase of Fund shares. It is a dealer’s or broker’s responsibility to promptly forward payment and registration instructions (or completed applications) to the Transfer Agent for shares being purchased in order for investors to receive the next determined net asset value (or public offering price). Reference should be made to the wire order to ensure proper settlement of the trade. Payment for redemptions of shares purchased by telephone should be processed within three business days. Payment must be received within seven days of the order or the trade may be canceled, and the dealer or broker placing the trade will be liable for any losses.

18f-1 Election

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated during any 90 day period to redeem shares for any one shareholder of record solely in cash up to the lesser of $250,000 or 1% of the NAV of a Fund at the beginning of such period. The Trust has made this election to permit

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certain funds of the Trust to deliver, in lieu of cash, readily marketable securities from its portfolio should a redemption exceed such limitations. The securities delivered will be selected at the sole discretion of such Fund, will not necessarily be representative of the entire portfolio and may be securities, which a Fund would otherwise sell. The redeeming shareholder will usually incur brokerage costs in converting the securities to cash. The method of valuing securities used to make the redemptions in kind will be the same as the method of valuing portfolio securities and such valuation will be made as of the same time the redemption price is determined. However, the Board of Trustees of the Trust has determined that, until otherwise approved by the Board, all redemptions in the Funds be made in cash only. If the Board determines to allow the Funds to redeem in kind in the future, the Funds will provide shareholders with notice of such change to the redemption policy.

Reduction of Up-Front Sales Charge on Class A Shares

Letters of Intent

An investor may qualify for a reduced sales charge on Class A shares immediately by stating his or her intention to invest in Class A shares of one or more of the Funds, during a 13-month period, an amount that would qualify for a reduced sales charge shown in the Funds’ Prospectus under “How to Buy Shares — Class A Shares” and by signing a non-binding Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. After signing the Letter of Intent, each investment in Class A shares made by an investor will be entitled to the sales charge applicable to the total investment indicated in the Letter of Intent. If an investor does not complete the purchases under the Letter of Intent within the 13-month period, the sales charge will be adjusted upward, corresponding to the amount actually purchased. When an investor signs a Letter of Intent, Class A shares of a Fund with a value of up to 5% of the amount specified in the Letter of Intent will be restricted. If the total purchases of Class A shares made by an investor under the Letter of Intent, less redemptions, prior to the expiration of the 13-month period equals or exceeds the amount specified in the Letter of Intent, the restriction on the shares will be removed. In addition, if the total purchases of Class A shares exceed the amount specified and qualify for a further quantity discount, the distributor will make a retroactive price adjustment and will apply the adjustment to purchase additional Class A shares at the then current applicable offering price. If an investor does not complete purchases under a Letter of Intent, the sales charge is adjusted upward, and, if after written notice to the investor, he or she does not pay the increased sales charge, sufficient Class A restricted shares will be redeemed at the current net asset value to pay such charge.

Rights of Accumulation

A right of accumulation ("ROA") permits an investor to aggregate shares owned by the investor, his spouse, children and grandchildren under 21 (cumulatively, the "Investor") in some or all of the Funds to reach a breakpoint discount. This includes accounts held with other financial institutions and accounts established for a single trust estate or single fiduciary account, including a qualified retirement plan such as an IRA, 401(k) or 403(b) plan (some restrictions may apply). The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s net asset value.

(a)	Investor's current purchase of Class A shares in the Fund; and

(b)	The net asset value (at the close of business on the previous day) of the Class A shares of the Fund held by Investor.

For example, if Investor owned Class A shares worth $40,000 at the current net asset value and purchased an additional $10,000 of Class A shares, the sales charge for the $10,000 purchase would be at the rate applicable to a single $50,000 purchase.

To qualify for a ROA on a purchase of Class A shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the respective Fund with sufficient information to verify that the purchase qualifies for the discount.

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Investments of $1 Million or More

For each Fund, with respect to Class A shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1% CDSC on shares redeemed within two years of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Waivers of Up-Front Sales Charge on Class A Shares

The Prospectus describes the classes of persons that may purchase shares without an up-front sales charge. The elimination of the up-front sales charge for redemptions by certain classes of persons is provided because of anticipated economies of scale and sales related efforts.

To qualify for a waiver of the up-front sales charge on a purchase of Class A shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the respective Fund with sufficient information to verify that the purchase qualifies for the discount.

The Funds make available, free of charge, more information about sales charge reductions and waivers through the prospectus.

Exchange Privilege

As described in the Funds’ Prospectus under “How To Redeem Shares—Exchange Privilege,” each Fund offers an exchange privilege pursuant to which a shareholder in a Fund may exchange some or all of his shares in any of the funds in the Trust, in the same class shares at net asset value. The exchange privilege may be changed or discontinued upon 60 days’ written notice to shareholders and is available only to shareholders where such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of the Funds and consider the differences between it and the Fund whose shares he owns before making an exchange. For further information on how to exercise the exchange privilege, contact the Transfer Agent.

SALES CHARGE WAIVERS AND REDUCTIONS AVAILABLE THROUGH CERTAIN FINANCIAL INTERMEDIARIES

                  The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the Funds or through a financial intermediary. Intermediaries may impose different sales charges other than those listed below for Class A shares and may have different policies and procedures regarding the availability of sales load and waivers or reductions. Such intermediary-specific sales charge variations are described in Appendix A to the Prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers”. Appendix A is incorporated by reference into (or legally considered part of) the Prospectus.

                   In all instances, it is the shareholder’s responsibility to notify the Funds or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these reductions or waivers.

NET ASSET VALUE

For each Fund, NAV per share is determined by dividing the total value of that Fund's assets, less any liabilities, by the number of shares of that Fund outstanding.

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The net asset value per share of each Fund is determined by the Administrator as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each day when the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, as observed.

Assets for which market quotations are available are valued, by independent pricing services, as follows.

  Exchange-traded domestic equity securities are generally valued at the last sales price on a national securities exchange (except the NASDAQ Stock Market). Domestic equity securities traded on the NASDAQ Stock Market are generally valued at the NASDAQ Official Closing Price (NOCP) on the date of valuation. Domestic equity securities that are not traded on an exchange are generally valued at the last sales price. Exchange-traded foreign equity securities are generally valued, in the appropriate currency, at the last quoted sales price on the relevant exchange. Foreign equity securities that are not exchange-traded are generally valued, in the appropriate currency, at the last sales price. Rights and warrants are valued at the last sales price on a national securities exchange.
  Debt securities, including foreign debt securities, are valued by an approved independent pricing service. Debt securities with remaining maturities of 60 days or less may be valued at amortized cost unless it is determined that amortized cost does not represent fair value (e.g., securities that are not expected to mature at par). Debt securities with remaining maturities of 60 days or less that are not valued based on amortized cost are valued based on prices provided by approved independent pricing services.
  Shares of ETFs and closed-end registered investment companies are valued in the same manner as other equity securities. Mutual funds are valued at their net asset values.
  Foreign currencies are valued at the last quoted foreign exchange London close quotation from an approved independent pricing service. The value of assets and liabilities denominated in currencies other than the U.S. dollar are translated into their U.S. dollar equivalent values at such last foreign exchange quotation.
  Exchange-listed swaps and total return swaps on exchange-listed securities are generally valued at the last quoted sales price. Other swaps are valued by an approved independent pricing service. If no valuation is available from an approved independent pricing service, then at the price received from the broker-dealer/counterparty that issued the swap.
  Exchange-traded options are generally valued at the closing price or last sale price on the primary exchange for that option as recorded by an approved independent pricing service. Exchange-traded options that are part of a straddle are valued at the mean price provided by an approved independent pricing service. Over-the-counter index options and other derivative contracts (other than swaps as set forth above) on securities, currencies and other financial instruments are generally valued at mean prices provided by an approved independent pricing service. In the absence of such a value, such derivatives contracts are valued at the marked-to-market price (or the evaluated price if a marked-to-market price is not available) provided by the broker-dealer with which the option was traded (which may also be the counterparty).
  Futures contracts are valued at their settlement price on the exchange on which they are traded. If settlement price is not available, the contracts are priced at the last trade price prior to the close. If the settlement price or last trade price is not available, then at the mean of the quoted bid and asked prices on such exchange.
  Foreign currency forward contracts are valued by an approved independent pricing service at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate and the prevailing forward rates, and converted to U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as of the close of regular trading on the London Stock Exchange (usually 11:00 a.m. Eastern Time).

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When approved by the Trustees, certain securities may be valued on the basis of valuations provided by an independent pricing service when such prices the Trustees believe reflect the fair value of such securities. These securities would normally be those, which have no available recent market value, have few outstanding shares and therefore infrequent trades, or for which there is a lack of consensus on the value, with quoted prices covering a wide range. The lack of consensus would result from relatively unusual circumstances such as no trading in the security for long periods of time, or a company's involvement in merger or acquisition activity, with widely varying valuations placed on the company's assets or stock. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

In the absence of an ascertainable market value, assets are valued at their fair value as determined by the Fund's Advisor using methods and procedures reviewed and approved by the Trustees.

TAX INFORMATION

Each Fund intends to qualify as a regulated investment company, or “RIC”, under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes. If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund’s earnings and profits, and would be eligible for the dividends-received deduction for corporations.

Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses incurred in tax years beginning after December 22, 2010 may now be carried forward indefinitely and retain the character of the original loss. Under previously enacted laws, capital losses could only be carried forward to offset any capital gains for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

At June 30, 2018, the Funds below had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring Short-Term	Non-Expiring Long-Term	Total

Systematic Alpha Fund	$41,973	-	$41,973
Hedged Futures Strategy Fund	$376,462,884	$560,883,578	$937,346,462
Exceed Defined Risk Fund	$274,496	$306,516	$581,012
Exceed Defined Shield Fund	-	-	-
Macro Strategy Fund	$32,835,091	$118,169	$32,953,260
Multi Strategy Fund	-	-	-
Hedged Commodity Strategy Fund	$12,420	$7,372	$19,792
Millburn Hedge Strategy Fund	-	-	-

For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund.

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U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

INVESTMENTS IN FOREIGN SECURITIES

The Funds may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you.

Pass-Through of Foreign Tax Credits. A Fund may be subject to certain taxes imposed by the countries in which it invests or operates. If a Fund qualifies as a regulated investment company and if more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of stocks or securities of foreign corporations, that Fund may elect, for U.S. federal income tax purposes, to treat any foreign taxes paid by the Fund that qualify as income or similar taxes under U.S. income tax principles as having been paid by the Fund’s shareholders. It is not likely that the Funds will be able to do so. For any year for which a Fund makes such an election, each shareholder will be required to include in its gross income an amount equal to its allocable share of such taxes paid by the Fund and the shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their U.S. federal income tax liability, if any, or to deduct their portions from their U.S. taxable income, if any. No deduction for foreign taxes may be claimed by individuals who do not itemize deductions. In any year in which it elects to “pass through” foreign taxes to shareholders, the Fund will notify shareholders within 60 days after the close of the Fund’s taxable year of the amount of such taxes and the sources of its income. Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on “qualified dividend income.”

Effect of Foreign Debt Investments and Hedging on Distributions. Under the Code, gains or losses attributable to fluctuations in exchange rates, which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

PFIC securities. Each Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. When investing in PFIC securities, each Fund may elect to mark-to-market a PFIC and recognize any gains at the end of its fiscal and excise (described above) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities. You should also be aware that distributions from a PFIC are generally not eligible for the reduced rate of tax on “qualified dividend income.” In the alternative, the Fund may elect to treat the PFIC as a “qualified electing fund” (a “QEF”), in which case the Fund would be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives distributions from the company. The QEF and mark-to-market elections may require the Fund to sell securities it would have otherwise continued to hold in order to make distributions to shareholders to avoid any Fund-level tax. Income from investments in PFICs generally will not qualify for treatment as qualified dividend income.

BACKUP WITHHOLDING

The Funds may be required to withhold U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (currently 28%) of all reportable payments, including dividends, capital gain distributions and redemptions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number

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or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Other Reporting and Withholding Requirements.   Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016.  FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of  foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA.  Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

FOREIGN SHAREHOLDERS

The United States imposes a withholding tax (at a 30% or lower treaty rate) on all Fund dividends of ordinary income. Capital gain dividends paid by a Fund from its net long-term capital gains and exempt-interest dividends are generally exempt from this withholding tax. The American Jobs Creation Act of 2004 (2004 Tax Act) amends these withholding tax provisions to exempt most dividends paid by a Fund from short-term capital gains and U.S. source interest income to the extent such gains and income would be exempt if earned directly by the non-U.S. investor. Under 2004 Tax Act, ordinary dividends designated as short-term capital gain dividends and interest-related dividends designated as a payment out of qualified interest income will generally not be subject to a U.S. withholding tax, provided you certify you are a non-U.S. investor. These exemptions from withholding are effective for distributions of income earned by a Fund in its fiscal years beginning after December 31, 2004 and ending before January 1, 2008.

The 2004 Tax Act also provides a partial exemption from U.S. estate tax for shares in a Fund held by the estate of a non-U.S. decedent. The amount treated as exempt is based on the proportion of assets in the Fund at the end of the quarter immediately preceding the decedent’s death that would be exempt if held directly by the non-U.S. investor. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008.

WHOLLY-OWNED SUBSIDIARY

(Multi-Strategy, Hedged Commodity Strategy, Millburn Hedge Strategy, Systematic Alpha and Macro Strategy)

Each Fund invests a portion of its assets in the Subsidiary, which is classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. The Subsidiary conducts its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Internal Revenue Code (the "Safe Harbor") pursuant to which the Subsidiary, provided it is not a dealer in stocks, securities or commodities, may engage in the following activities without being deemed to be engaged in a U.S. trade or business: (1) trading in stocks or securities (including contracts or options to buy or sell securities) for its own account; and (2) trading, for its own account, in commodities that are "of a kind customarily dealt in on an organized commodity exchange" if the transaction is of a kind customarily consummated at such place. Thus, the Subsidiary's securities and commodities trading activities should not constitute a U.S. trade or business. However, if certain of the Subsidiary's activities were determined not to be of the type described in the Safe Harbor or if the Subsidiary's gains are attributable to investments in securities that constitute U.S. real property interests (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such.

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The Internal Revenue Service has issued a number of private letter rulings to other mutual funds (unrelated to the Funds), which indicate that certain income from a fund's investment in a wholly-owned foreign subsidiary will constitute "qualifying income" for purposes of Subchapter M. However, the IRS no longer issues such letters. The Funds do not have a private letter ruling, but fully intends to comply with the IRS' rules if the IRS were to change its position. To satisfy the 90% income requirement, the Subsidiary will, no less than annually, declare and distribute a dividend to the Portfolio, as the sole shareholder of the Subsidiary, in an amount approximately equal to the total amount of "Subpart F" income (as defined in Section 951 of the Code) generated by or expected to be generated by the Subsidiary's investments during the fiscal year. Such dividend distributions are "qualifying income" pursuant to Subchapter M (Section 851(b)) of the Code.

In general, a foreign corporation that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. Income subject to such a flat tax includes dividends and certain interest income. The 30 percent tax does not apply to U.S. source capital gains (whether long-term or short-term) or to interest paid to a foreign corporation on its deposits with U.S. banks. The 30 percent tax also does not apply to interest which qualifies as "portfolio interest." The term "portfolio interest" generally includes interest (including original issue discount) on an obligation in registered form which has been issued after July 18, 1984 and with respect to which the person, who would otherwise be required to deduct and withhold the 30 percent tax, received the required statement that the beneficial owner of the obligation is not a U.S. person within the meaning of the Internal Revenue Code. Under certain circumstances, interest on bearer obligations may also be considered portfolio interest.

Each Subsidiary is wholly-owned by the respective Fund. A U.S. person who owns (directly, indirectly or constructively) 10 percent or more of the total combined voting power of all classes of stock of a foreign corporation is a "U.S. Shareholder" for purposes of the controlled foreign corporation ("CFC") provisions of the Internal Revenue Code. A foreign corporation is a CFC if, on any day of its taxable year, more than 50 percent of the voting power or value of its stock is owned (directly, indirectly or constructively) by "U.S. Shareholders." Because each Fund is a U.S. person that will own all of the stock of each Subsidiary, the Fund will be a "U.S. Shareholder" and the Subsidiary is a CFC. As a "U.S. Shareholder," each Fund is required to include in gross income for United States federal income tax purposes all of the Subsidiary's "subpart F income" (defined, in part, below), whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary's income will be "subpart F income." "Subpart F income" generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to equity swaps and similar derivatives. "Subpart F income" also includes the excess of gains over losses from transactions (including futures, forward and similar transactions) in any commodities. Each Fund's recognition of the Subsidiary's "subpart F income" will increase the Fund's tax basis in the Subsidiary. Distributions by the Subsidiary to the Fund is tax-free, to the extent of its previously undistributed "subpart F income," and will correspondingly reduce the Fund's tax basis in the Subsidiary. "Subpart F income" is generally treated as ordinary income, regardless of the character of the Subsidiary's underlying income.

In general, each "U.S. Shareholder" is required to file IRS Form 5471 with its U.S. federal income tax (or information) returns providing information about its ownership of the CFC and the CFC. In addition, a "U.S. Shareholder" may in certain circumstances be required to report a disposition of shares in the Subsidiary by attaching IRS Form 5471 to its U.S. federal income tax (or information) return that it would normally file for the taxable year in which the disposition occurs. In general, these filing requirements will apply to investors of the Fund if the investor is a U.S. person who owns directly, indirectly or constructively (within the meaning of Sections 958(a) and (b) of the Internal Revenue Code) 10 percent or more of the total combined voting power of all classes of voting stock of a foreign corporation that is a CFC for an uninterrupted period of 30 days or more during any tax year of the foreign corporation, and who owned that stock on the last day of that year.

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FINANCIAL STATEMENTS

The financial statements of each Fund and the independent registered public accounting firm’s report appearing in the Annual Report for the fiscal year ended June 30, 2018 are incorporated herein by reference. You can obtain the Annual and Semi-Annual Reports without charge by calling the Funds at 1-866-447-4228.

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Appendix A—Description of Commercial Paper and Bond Ratings

Description of Moody’s Investors Service, Inc. (“Moody’s”), Short-Term Debt Ratings

Prime-1. Issuers (or supporting institutions) rated Prime-1 (“P-1”) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers (or supporting institutions) rated Prime-2 (“P-2”) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Description of Standard & Poor’s Ratings Group (“Standard & Poor’s”), Commercial Paper Ratings

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety. A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation. A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high for issues designated A-1.

Description of Moody’s Long-Term Debt Ratings

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues; Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds, because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities; A. Bonds which are rated A possess many favorable investment attributes and are considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future; Baa. Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well; Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

Description of Standard & Poor’s Corporate Debt Ratings

AAA. Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong; AA. Debt Rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree; A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories; BB, B, CCC, CC, C. Debt Rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to capacity

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to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are out-weighed by large uncertainties or major risk exposures to adverse conditions; BB. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure of adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating; B. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating; CCC. Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating; CC. The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating; C. The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued; CI. The rating CI is reserved for income bonds on which no interest is being paid; D. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

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Appendix B

CATALYST CAPITAL ADVISORS LLC

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisors Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment advisor to exercise voting authority with respect to client securities, unless (i) the advisor has adopted and implemented written policies and procedures that are reasonably designed to ensure that the advisor votes proxies in the best interests of its clients, (ii) the advisor describes its proxy voting procedures to its clients and provides copies on request, and (iii) the advisor discloses to clients how they may obtain information on how the advisor voted their proxies.

In order to fulfill its responsibilities under the Act, Catalyst Capital Advisors LLC (hereinafter “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to companies in investment portfolios of our clients.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal may impact the financial prospects of a company, and vote accordingly.

We believe that we invest in companies with strong management. Therefore we will tend to vote proxies consistent with management’s recommendations. However, we will vote contrary to management’s recommendations if we believe those recommendations are not consistent with increasing shareholder value.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that turnover in board composition promotes independent board action, fresh approaches to governance, and generally has a positive impact on shareholder value. We will generally vote in favor of non-incumbent independent directors.

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The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

1.       Requiring senior executives to hold stock in a company.

2.       Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value. Therefore, while we will evaluate such plans on a case by case basis, we will generally oppose such plans.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-866-447-4228. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

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Appendix C

Millburn Ridgefield Corporation

PROXY VOTING POLICIES AND PROCEDURES

TYPES OF ACCOUNTS FOR WHICH Millburn Ridgefield Corporation VOTES PROXIES

Millburn Ridgefield Corporation (“Millburn”) in its capacity as general partner or investment adviser of its clients that hold securities directly (i.e., clients other than funds of funds or funds of managed accounts) votes proxies as follows: (i) for each client that has directly or impliedly authorized us to vote proxies in the investment management contract or otherwise; (ii) for each fund for which we act as adviser with the explicit or implied power to vote proxies; and (iii) for each ERISA account, if any, unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees.

GENERAL GUIDELINES

These policies and procedures are adopted in conformity with Rule 206(4)-6 promulgated under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). In voting proxies, Millburn is guided by general fiduciary principles. Millburn's goal is to act prudently, solely in the best interest of the beneficial owners of the accounts for which it is voting, and, in the case of ERISA accounts, for the exclusive purpose of providing economic benefits to such persons. Millburn attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values.

HOW MILLBURN VOTES

It is Millburn’s general policy, absent a particular reason to the contrary, to vote with management’s recommendations on routine matters. For non-recurring extraordinary matters, Millburn votes on a case-by-case basis, generally following the suggestions for such matters detailed below. If there is a non-recurring extraordinary matter for which there is no suggestion detailed below, Millburn votes on a case-by-case basis in accordance with the General Guidelines set forth above in Section II above.

Millburn may deviate from the general policies and procedures outlined herein when it determines that the particular circumstances warrant such deviation and in order to serve the best interests of its clients. No guidelines can provide an exhaustive list of all issues that may arise nor can Millburn anticipate all future situations.

UnjustIfiable costs

In certain situations, after doing a cost-benefit analysis, Millburn may abstain from voting where the cost of voting the client’s proxy would exceed the anticipated benefits to the client of the proxy proposal. Any such abstention and the reasons thereof shall be memorialized.

CONFLICTS OF INTEREST

At times, conflicts may arise between the interests of a client or account, on the one hand, and the interests of Millburn or its affiliates, on the other hand. If Millburn determines that it has, or may be perceived to have, a conflict of interest when voting a proxy, Millburn will address matters involving such conflicts of interest as follows:

if a proposal is addressed by the specific policies herein, Millburn will vote in accordance with such policies. Any decision to vote a proxy other than in accordance with the specific policies herein will be brought to the

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attention of the Chief Compliance Officer and that proxy will become subject to the requirements of (3) or (4) below, as applicable;

if Millburn believes it is in the best interest of a client or account to depart from the specific policies provided for herein, Millburn will be subject to the requirements of (3) or (4) below, as applicable;

if the proxy proposal is (a) not addressed by the specific policies or (b) requires a case-by-case determination by Millburn, Millburn may vote such proxy as it determines to be in the best interest of the client or account, without taking any action described in (4) below, provided that such vote would be against Millburn’s own interest in the matter (i.e., against the perceived or actual conflict). Millburn will memorialize the rationale for such vote in writing; and

if the proxy proposal is (a) not addressed by the specific policies or (b) requires a case-by-case determination by Millburn, and Millburn believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then Millburn must take one of the following actions in voting such proxy:

(i.)	seek an independent third party for review and recommendation with respect to such proxy proposal (such third party maybe outside counsel or compliance consultant);
(ii.)	delegate the voting decision to an independent committee of partners, members, directors or other representatives of the client or account, as applicable; or
(iii.)	inform the beneficial owners of the client or account of the conflict of interest and obtain consent to (majority consent in the case of a fund) vote the proxy as recommended by Millburn. The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of the F that the client would be able to make an informed decision regarding the vote. If a client does not respond to such a conflict disclosure request or denies the request, Millburn may refrain from voting the securities held by that client’s account.

VOTING POLICY

These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account with respect to which shares are being voted.

Election of Directors

Voting on Director Nominees in Uncontested Elections.

We vote for director nominees.

Chairman and CEO is the Same Person.

We vote against shareholder proposals that would require the positions of Chairman and CEO to be held by different persons.

Majority of Independent Directors

We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. In determining whether an independent director is truly independent (e.g., when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following: (i) whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year; (ii) whether the director has any transactional relationship with the company; (iii) whether the director is a significant customer or supplier of the company; (iv)

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whether the director is employed by a foundation or university that received grants or endowments from the company or its affiliates; and (v) whether there are interlocking directorships.

We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

Stock Ownership Requirements

We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

Term of Office

We vote against shareholder proposals to limit the tenure of independent directors.

Director and Officer Indemnification and Liability Protection

Subject to subparagraphs 2, 3, and 4 below, we vote for proposals concerning director and officer indemnification and liability protection.

We vote for proposals to limit, and against proposals to eliminate entirely, director and officer liability for monetary damages for violating the duty of care.

We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

We vote for only those proposals that provide such expanded coverage noted in subparagraph 3 above in cases when a director's or officer's legal defense was unsuccessful if: (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (ii) only the director's legal expenses would be covered.

Charitable Contributions

We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.

Mandatory Retirement Ages

We vote on a case-by-case basis for proposals to set mandatory retirement ages prior to age 80 for directors. We vote for proposals to set a mandatory retirement age of 80 for directors.

Proxy Contests

Voting for Director Nominees in Contested Elections

We vote on a case-by-case basis in contested elections of directors.

Reimburse Proxy Solicitation Expenses

We vote on a case-by-case basis against proposals to provide full reimbursement for dissidents waging a proxy contest.

Auditors

Ratifying Auditors

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We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct. Specifically, we will vote to ratify auditors if the auditors only provide the company audit and audit-related services and such other non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.

Proxy Contest Defenses

Board Structure: Staggered vs. Annual Elections

We vote against proposals to classify the board, except in the case of registered, closed-end investment companies.

We vote for proposals to repeal classified boards and to elect all directors annually, except in the case of registered, closed-end investment companies.

Shareholder Ability to Remove Directors

We vote against proposals that provide that directors may be removed only for cause, except in the case of registered, closed-end investment companies.

We vote for proposals to restore shareholder ability to remove directors with or without cause, except in the case of registered, closed-end investment companies.

We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies, except in the case of registered, closed-end investment companies.

We vote for proposals that permit shareholders to elect directors to fill board vacancies, except in the case of registered, closed-end investment companies.

Cumulative Voting

We vote against proposals to eliminate cumulative voting.

We vote for proposals to permit cumulative voting if there is an indication of a gap in the company’s corporate governance.

Shareholder Ability to Call Special Meetings

We vote against proposals to restrict or prohibit shareholder ability to call special meetings, except in the case of registered investment companies.

We vote for proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder Ability to Act by Written Consent

We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

We vote for proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Alter the Size of the Board

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We vote for proposals that seek to fix the size of the board.

We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

Tender Offer Defenses

Poison Pills

We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

We vote on a case-by-case basis for shareholder proposals to redeem a company's poison pill.

We vote on a case-by-case basis management proposals to ratify a poison pill.

Fair Price Provisions

We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

Freeze-Out Provisions

We vote for proposals to opt out of state freeze-out provisions.

Greenmail

We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

We vote on a case-by-case basis for anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Unequal Voting Rights

We vote against dual class exchange offers.

We vote against dual class re-capitalization.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments, except in the case of registered, closed-end investment companies.

We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Supermajority Shareholder Vote Requirement to Approve Mergers

We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations, except in the case of registered, closed-end investment companies.

We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

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White Squire Placements

We vote for shareholder proposals to require approval of blank check preferred stock issues.

Miscellaneous Governance Provisions

Confidential Voting

We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election.

We vote for management proposals to adopt confidential voting.

Equal Access

Except for registered, closed-end investment companies, we vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Bundled Proposals

We vote on a case-by-case basis for bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals. If the combined effect is positive, we support such proposals.

Amend Bylaws without Shareholder Consent

Vote against proposal giving the board exclusive authority to amend the bylaws.

Vote for proposals giving the board the ability to amend the bylaws with shareholders consent.

Shareholder Advisory Committees

We vote on a case-by-case basis for proposals to establish a shareholder advisory committee.

Capital Structure

Common Stock Authorization

We vote on a case-by-case basis for proposals to increase the number of shares of common stock authorized for issue, except as described below.

We vote for the approval requesting increases in authorized shares if the company meets certain criteria:

Company has already issued a certain percentage (i.e., greater than 50%) of the company's allotment.

The proposed increase is reasonable (i.e., less than 150% of current inventory) based on an analysis of the company's historical stock management or future growth outlook of the company.

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Stock Distributions: Splits and Dividends

We vote on a case-by-case basis for management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

Reverse Stock Splits

We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

Blank Check Preferred Stock Authorization

We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.

Shareholder Proposals Regarding Blank Check Preferred Stock

We vote for proposals requiring a shareholder vote for blank check preferred stock issues.

Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock.

Pre-emptive Rights

We vote on a case-by-case basis for shareholder proposals seeking to establish them and consider the following factors:

size of the company.

characteristics of the size of the holding (i.e., holder owning more than 1% of the outstanding shares).

percentage of the rights offering (i.e., rule of thumb is less than 5%).

We vote on a case-by-case basis for shareholder proposals seeking the elimination of pre-emptive rights.

Debt Restructuring

We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Generally, we approve proposals that facilitate debt restructuring.

Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Executive and Director Compensation

In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Certain factors, however, such as repricing underwater stock options without shareholder

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approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

Shareholder Proposals to Limit Executive and Director Pay

We vote on a case-by-case basis for all shareholder proposals that seek additional disclosure of executive and director pay information.

We vote on a case-by-case basis for all other shareholder proposals that seek to limit executive and director pay. We have a policy of voting to limit the level of options and other equity-based compensation arrangements available to management to limit shareholder dilution and management overcompensation. We would vote against any proposals or amendments that would cause the available awards to exceed a threshold of 10% of outstanding fully diluted shares (i.e., if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans exceeds 10% of fully diluted shares). We also review the annual award as a percentage of fully diluted shares outstanding.

Golden Parachutes

We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.

We vote on a case-by-case basis all proposals to ratify or cancel golden parachutes.

Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

State/Country of Incorporation

Voting on State Takeover Statutes

We vote on a case-by-case basis for proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

Voting on Re-incorporation Proposals

We vote on a case-by-case basis for proposals to change a company's state or country of incorporation.

Mergers and Corporate Restructuring

Mergers and Acquisitions

We vote on a case-by-case basis for mergers and acquisitions. In determining our vote on mergers and acquisitions, we also analyze the following factors, among others:

1.	Valuation – whether the value to be received by the target shareholders (or paid by the acquirer) is reasonable.
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2.	Market reaction – how the market desponded to the proposed deal.

3.	Strategic rationale – whether the deal makes sense strategically.

4.	Negotiations and process - whether the terms of the transaction were negotiated at arm’s length; whether the process was fair and equitable.

Corporate Restructuring

We vote on a case-by-case basis for corporate restructuring proposals, including minority squeeze outs, leveraged buyouts, spin-offs, liquidations, and asset sales.

Spin-offs

We vote on a case-by-case basis for spin-offs. Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales

We vote on a case-by-case basis for asset sales.

Liquidations

We vote on a case-by-case basis for liquidations after reviewing management's efforts to pursue other alternatives, appraisal value of assets and the compensation plan for executives managing the liquidation.

Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name

We vote on a case-by-case basis for changing the corporate name.

Social and Environmental Issues

In general, we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders' social and environmental concerns. In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:

whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

the percentage of sales, assets and earnings affected;

the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

whether the issues presented should be dealt with through government or company-specific action;

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whether the company has already responded in some appropriate manner to the request embodied in a proposal;

whether the company's analysis and voting recommendation to shareholders is persuasive;

what other companies have done in response to the issue;

whether the proposal itself is well framed and reasonable;

whether implementation of the proposal would achieve the objectives sought in the proposal; and

whether the subject of the proposal is best left to the discretion of the board.

The voting policy guidelines set forth in this Section V may be changed from time to time by Millburn in its sole discretion.

RECORDKEEPING AND OVERSIGHT

In accordance with Rule 204-2 under the Advisers Act, Millburn shall maintain the following records relating to proxy voting for the time periods set forth in the rule:

•	a copy of these policies and procedures, and all amendments thereto;
•	a copy of each proxy form (as voted), unless such proxy is voted electronically;
•	a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote, unless such material is available via EDGAR;
•	documentation relating to the identification and resolution of conflicts of interest;
•	any documents prepared by Millburn that were material to a making a decision on how to vote or that memorialized the basis for that decision; and
•	a copy of each written client request for information on how Millburn voted proxies on behalf of the client, and a copy of any written response by Millburn to any (written or oral) client request for information on how Millburn voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in Millburn’s offices.

In addition, with respect to proxy voting records of any fund registered under the Investment Company Act of 1940, Millburn shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, Millburn may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

Clients may obtain information on how their securities were voted or a copy of Millburn’s policies and procedures by written request.

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Procedures for Proxies

The person designated by the Securities Investment Committee (the “Designated Proxy Voter”) will be responsible for determining whether each proxy is specifically addressed by these policies and procedures. All proxies identified as governed by the specific instructions within these policies and procedures will be voted by that person in accordance with these policies.

Any proxies that are not specifically addressed by these policies and procedures will be submitted to the Securities Investment Committee, which will determine how to vote each such proxy by applying these policies. Upon making a decision, the rationale for the decision shall be documented and the proxy will be voted. The Designated Proxy Voter is responsible for the actual voting of all proxies in a timely manner and, in consultation with the Chief Compliance Officer, is responsible for monitoring the effectiveness of these policies. The Designated Proxy Voter and Chief Compliance Officer are also responsible for ensuring that adequate disclosures have been made to clients about procedures and how proxies were voted.

In the event that it is determined that the advice of an independent third party or a committee should be relied upon regarding the voting of a proxy, the Designated Proxy Voter will submit the proxy to such third party or committee for a decision. The Designated Proxy Voter will then have the proxy executed in accordance with such third party's or committee's decision.

_________________

These Proxy Voting Policies and Procedures will be reviewed on an annual basis.

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Appendix D

Exceed Advisory LLC

EXCEED ADVISORY LLC PROXY VOTING AND CLASS ACTIONS

As a general matter, because we do not invest in equities, we would rarely, if ever, be in a position to vote proxies. To the extent we are eligible to vote proxies, we have adopted the following proxy voting policies.

Notice and Delivery

Exceed will instruct its custodian(s) to deliver any proxy materials to the firm for those portfolio assets not subject to the proxy voting policies of a sub-adviser.

Recordkeeping, Rule 206(4)-6 and Form N-PX

The CCO is responsible for retaining records of any proxy voting by Exceed as required by SEC Rule 206(4)-6. In addition, the CCO will retain the following records necessary for the Fund to file Form N-PX and will coordinate annual delivery of the records with the Fund’s administrator.

•	The issuer of the portfolio security;
•	The exchange ticker symbol of the portfolio security;
•	The CUSIP number for the portfolio security;
•	The shareholder meeting date;
•	A brief description of each matter voted on;
•	Whether the matter was proposed by the issuer or by a security holder;
•	Whether Exceed cast its vote on the matter;
•	How Exceed cast its vote (e.g., for or against the proposal, abstain, etc.);
•	Whether Exceed cast its vote for or against management.

Client Access to Proxy Voting Information

Clients can obtain information from Exceed about how any particular proxies have been voted by contacting the Chief Compliance Officer. All requests for information regarding a particular proxy must be in writing and will be retained by the CCO in the Compliance files.

Proxy Voting Guidelines and Process for Voting

Exceed maintains a policy of voting proxies in a way that, in Exceed’s opinion, best serves the interest of its clients (or in the best interests of the Fund’s shareholders, as applicable) in their capacity as shareholders (or others having voting rights in a particular instance) of a company. As an investment manager, Exceed is primarily concerned with meeting the objectives of its clients and, as is consistent with those objectives and related restrictions, maximizing the value of its clients’ investment portfolios. Exceed normally votes in support of company management, but votes against proposals that Exceed believes would have a material negative impact on the value of its clients’ holdings.

Any proxies received will be reviewed by the Investment Committee. The Investment Committee will vote after considering the existence of any material conflicts of interest, whether the firm has materially accurate information, and the guidelines below. The examples below are provided to give a general indication as to how Exceed would vote proxies on certain issues. However, these examples do not address all potential voting issues or the intricacies that may surround individual proxy votes. For these reasons, actual proxy

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votes may differ from the guidelines presented here. In all cases, the Investment Committee’s eventual vote will be determined by the Investment Committee’s assessment of what best serves the interest of its clients (or the Fund’s shareholders) in a given situation.

Exceed will general vote to Approve the following, provided Exceed’s obligation to vote in the best interests of its clients (or Fund shareholders) is met:

Routine proposals that do not change the structure, bylaws or operations of the issuer to the detriment of the shareholders. Given the routine nature of these proposals, the Adviser will nearly always vote with management. Traditionally these proposals include:

•	Election of auditors recommended by board of directors (unless seeking to replace because there is a dispute over policies);
•	Amend bylaws/articles of incorporation to bring in line with changes in local laws and regulations;
•	Election of members of an issuer’s board of directors, except if there is a proxy fight; date and place of annual meeting; ratification of directors’ actions on routine matters since previous annual meeting;
•	Limitation of directors’ liability, provided however, that proposals providing for the indemnification of directors and or officers shall be evaluated and voted on a case-by- case basis after evaluating applicable laws and extent of protection required;
•	Elimination of preemptive rights. Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management’s ability to raise new capital. However, Exceed will oppose the elimination of limited preemptive rights, i.e., on proposed issues representing more than an acceptable level of total dilution;
•	Employee stock purchase plan;
•	Establish 401(k) Plan.

Exceed will generally vote to Oppose the following, provided Exceed’s obligation to vote in the best interests of its clients (or Fund shareholders) is met:

Exceed will generally vote against any proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment. These sorts of proposals would include proposals relating to anti-takeover measures, such as:

•	Proposals to limit the ability of shareholders to call special meetings;
•	Proposals to require super majority votes;
•	Proposals requesting excessive increases in authorized common or preferred stock where management provides no explanation for the need or use of capital stock;
•	Proposals permitting “green mail”;
•	Proposals providing for cumulative voting rights

The Investment Committee will review the following proposals on a case-by-case basis to determine what decision best meets Exceed’s obligation to vote in the best interests of its clients (or of the Fund’s shareholders):

•	Proposals to stagger board members’ terms;
•	Proposals relating to eliminating mandatory director retirement policies;
•	Proposals to pay directors solely in equity of the issuer; proposals related to board member compensation;
•	Proposals to rotate annual meeting location / date;
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•	Proposals regarding option and stock grants to management and directors;
•	Proposals requesting approval for new and amended stock-based compensation plans;
•	Proposals regarding executive compensation plans;
•	Proposals for changes to specific accounting policies

Class Actions

Exceed has contracted with the Funds’ custodian to administer class actions on behalf any Fund advised by Exceed.

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